UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Filed by a Party other than the Registrant   ☐
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  Preliminary Proxy Statement
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  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
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  Definitive Proxy Statement
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  Definitive Additional Materials
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  Soliciting Material Pursuant to §240.14a-12
ASTROTECH CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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  No fee required.
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  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1.
  Title of each class of securities to which transaction applies:

2.
  Aggregate number of securities to which transaction applies:

3.
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4.
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5.
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1.
  Amount Previously Paid:

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  Form, Schedule or Registration Statement No.:

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July 3, 2014
To Our Shareholders:
I am pleased to invite you to attend a special meeting of the shareholders of Astrotech Corporation (“Astrotech” or the “Company”). The meeting will be held at 401 Congress Avenue, Suite 1650, Austin, Texas 78701 on August 20, 2014, at 9:00 a.m. (Central Time).
At the Special Meeting you will be asked to consider and vote on the following matters:
1.
  To approve the sale (the “Asset Sale”) by Astrotech of substantially all of the property and assets related to or used in the Astrotech Space Operations business unit, which consists of (i) ownership, operation and maintenance of spacecraft processing facilities in Titusville, Florida and Vandenberg Air Force Base, California, (ii) supporting government and commercial customers processing complex communication, earth observation and deep space satellite launches, (iii) designing and building spacecraft processing equipment and facilities and (iv) providing propellant services including designing, building and testing propellant service equipment for fueling spacecraft pursuant to the Asset Purchase Agreement by and between Lockheed Martin Corporation, Elroy Acquisition Company, LLC, Astrotech, Astrotech Space Operations, Inc. and Astrotech Florida Holdings, Inc., dated May 28, 2014 (the “Asset Purchase Agreement”) as more fully described in the enclosed Proxy Statement (the “Asset Sale Proposal”);
2.
  To approve, by non-binding advisory vote, certain compensation arrangements for Astrotech’s named executive officers in connection with the Asset Sale (the “Golden Parachute Proposal” and, together with the Asset Sale Proposal, the “Proposals”); and
3.
  To transact such other business as may properly come before the Special Meeting and any postponements or adjournments thereof, as permitted under the Asset Purchase Agreement.
After careful consideration, the board of directors of the Company has unanimously determined that the Asset Sale and the terms and conditions of the Asset Purchase Agreement are advisable to, and in the best interests of, the Company and its shareholders. The board of directors recommends that you vote “FOR” the Asset Sale Proposal and “FOR” the Golden Parachute Proposal. The board of directors has fixed the close of business on July 3, 2014 as the record date for determining shareholders entitled to notice of, and to vote at, the Special Meeting.
The enclosed Notice of Special Meeting and Proxy Statement explain the Proposals and provide specific information concerning the Special Meeting. Please read these materials (including the annexes) carefully.
Your vote is very important, regardless of the number of shares you own. The Asset Sale Proposal must be approved by the holders of two-thirds (2/3) of the outstanding shares of Astrotech’s common stock entitled to vote at the Special Meeting. The approval of the Golden Parachute Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock that are present in person or represented by proxy at the Special Meeting. Therefore, if you do not return your proxy card, submit a proxy via the Internet or by telephone or attend the Special Meeting and vote in person, it will have the same effect as if you voted “AGAINST” the Asset Sale Proposal. Broker non-votes, if any, will have the same effect as a vote “AGAINST” the Asset Sale Proposal. Only shareholders who owned shares of Astrotech’s common stock at the close of business on July 3, 2014, the record date for the Special Meeting, will be entitled to vote at the Special Meeting. To vote your shares, you may return your proxy card, submit a proxy via the Internet or by telephone or attend the Special Meeting and vote in person. Even if you plan to attend the Special Meeting, we urge you to promptly submit a proxy for your shares via the Internet or by telephone or by completing, signing, dating and returning the enclosed proxy card.
On behalf of the board of directors of the Company, thank you for your continued support.
Sincerely,

Thomas B. Pickens III
Chairman and Chief Executive Officer

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 20, 2014
July 3, 2014
To the Shareholders of Astrotech Corporation:
You are cordially invited to attend a Special Meeting of Shareholders (the “Special Meeting”) for Astrotech Corporation (the “Company” or “Astrotech”) to be held at 401 Congress Avenue, Suite 1650, Austin, Texas 78701 on August 20, 2014, at 9:00 a.m. (Central Time). Information about the meeting and the proposals to be considered are presented in this Notice of Special Meeting and the Proxy Statement on the following pages.
At the Special Meeting you will be asked to consider and vote on the following matters:
1.
  To approve the sale (the “Asset Sale”) by Astrotech of substantially all of the property and assets related to or used in the Astrotech Space Operations business unit, which consists of (i) ownership, operation and maintenance of spacecraft processing facilities in Titusville, Florida and Vandenberg Air Force Base, California, (ii) supporting government and commercial customers processing complex communication, earth observation and deep space satellite launches, (iii) designing and building spacecraft processing equipment and facilities and (iv) providing propellant services including designing, building and testing propellant service equipment for fueling spacecraft pursuant to the Asset Purchase Agreement by and between Lockheed Martin Corporation, Elroy Acquisition Company, LLC, Astrotech, Astrotech Space Operations, Inc. and Astrotech Florida Holdings, Inc., dated May 28, 2014 (the “Asset Purchase Agreement”) as more fully described in the enclosed Proxy Statement (the “Asset Sale Proposal”);
2.
  To approve, by non-binding advisory vote, certain compensation arrangements for Astrotech’s named executive officers in connection with the Asset Sale (the “Golden Parachute Proposal” and, together with the Asset Sale Proposal, the “Proposals”); and
3.
  To transact such other business as may properly come before the Special Meeting and any postponements or adjournments thereof, as permitted under the Asset Purchase Agreement.
The board of directors of the Company has fixed the close of business on July 3, 2014 as the record date for determining shareholders entitled to notice of, and to vote at, the Special Meeting. The Asset Sale constitutes the sale of substantially all of the property and assets of Astrotech within the meaning of RCW 23B.12.020 of the Washington Business Corporation Act. Consequently, pursuant to the WBCA, the Asset Sale Proposal requires the approval of shareholders owning two-thirds (2/3) of the outstanding shares of common stock of Astrotech.
Voting can be completed by returning the proxy card, through the telephone at 1-888-457-2959 or online at www.proxyvoting.com/ASTC. Only your latest-dated proxy card will count, and any proxy may be revoked at any time prior to its exercise at the Special Meeting as described in this Proxy Statement. Further detail can be found on the proxy card and in the “Voting of Proxies” section included in the Proxy Statement.
Important notice regarding the availability of proxy materials for the Special Meeting to be held on August 20, 2014: the Proxy Statement, our annual report on Form 10-K and our quarterly reports on Form 10-Q are available at http://www.astrotech.com/investors/proxy-statements.

Thank you for your assistance in voting your shares promptly.
By Order of the Board of Directors,

Eric Stober
Chief Financial Officer, Treasurer and Secretary
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE SPECIAL MEETING, PLEASE MARK, SIGN, AND DATE THE ENCLOSED WHITE PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, OR SUBMIT YOUR PROXY BY TELEPHONE OR ONLINE, TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO, EVEN IF YOU HAVE PREVIOUSLY SUBMITTED YOUR PROXY.

i

ii

ANNEX A — ASSET PURCHASE AGREEMENT
ANNEX B — VOTING AGREEMENT
ANNEX C — OPINION OF MORGAN JOSEPH TRIARTISAN LLC
ANNEX D — CHAPTER 23B.13 OF THE WASHINGTON BUSINESS CORPORATION ACT
iii

ASTROTECH NETWORKS, INC.
401 Congress Ave. Suite 1650
Austin, Texas 78701

PROXY STATEMENT
FOR
SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD
ON
August 20, 2014
INTRODUCTION
This Proxy Statement is being furnished in connection with the solicitation of proxies by the board of directors of Astrotech Corporation (hereinafter “we,” “us,” “our,” the “Company” or “Astrotech”) for use at a Special Meeting of Shareholders to be held on August 20, 2014 (the “Special Meeting”) at 9:00 a.m. (Central Time) at 401 Congress Avenue, Suite 1650, Austin, Texas 78701, and any postponements or adjournments thereof. This Proxy Statement was first made available to shareholders on or about July 3, 2014.
At the Special Meeting, our shareholders will consider and act upon the following matters:
1.
  To approve the sale (the “Asset Sale”) by Astrotech of substantially all of the property and assets related to or used in the Astrotech Space Operations (“ASO”) business unit, which consists of (i) ownership, operation and maintenance of spacecraft processing facilities in Titusville, Florida and Vandenberg Air Force Base, California, (ii) supporting government and commercial customers processing complex communication, earth observation and deep space satellite launches, (iii) designing and building spacecraft processing equipment and facilities and (iv) providing propellant services including designing, building and testing propellant service equipment for fueling spacecraft ((i)-(iv) collectively, the “ASO Business”) pursuant to the Asset Purchase Agreement by and between Lockheed Martin Corporation (“Lockheed Martin”), Elroy Acquisition Company, LLC (“Buyer,” and, together with Lockheed Martin, the “Buyer Companies”), Astrotech, Astrotech Space Operations, Inc. and Astrotech Florida Holdings, Inc., dated May 28, 2014 (the “Asset Purchase Agreement” and all defined terms used herein and not defined shall have the meanings ascribed to such terms in the Asset Purchase Agreement) as more fully described in the enclosed Proxy Statement (the “Asset Sale Proposal”);
2.
  To approve, by non-binding advisory vote, certain compensation arrangements for Astrotech’s named executive officers in connection with the Asset Sale (the “Golden Parachute Proposal” and, together with the Asset Sale Proposal, the “Proposals”); and
3.
  To transact such other business as may properly come before the Special Meeting and any postponements or adjournments thereof, as permitted under the Asset Purchase Agreement.
Only shareholders of record as of July 3, 2014 (the “Record Date”) will be entitled to vote at the Special Meeting and any postponements or adjournments thereof. As of that date, 19,553,127 shares of our common stock, no par value, were outstanding and eligible to be voted. The holders of common stock are entitled to one vote per share on any proposal presented at the Special Meeting. Shareholders may vote in person or by proxy. Execution of a proxy will not in any way affect a shareholder’s right to attend the Special Meeting and vote in person. Any proxy may be revoked by a shareholder at any time before it is exercised by delivery of a written revocation or a later executed proxy to the Secretary of the Company or by attending the Special Meeting and voting in person.
The costs of preparing, assembling and mailing this Proxy Statement and the other material enclosed and all clerical and other expenses of solicitation will be paid by Astrotech. In addition to the solicitation of proxies by use of the mails, directors, officers and employees of Astrotech, without receiving additional compensation, may solicit proxies by personal interview, mail, e-mail, telephone, facsimile or other means of communication. In addition, we have retained Morrow & Co., LLC to assist in the solicitation. We will pay Morrow & Co., LLC up to $10,000 plus out-of-pocket expenses for their assistance. We have also retained Morrow & Co., LLC to request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of common stock held of record by such custodians and will reimburse such custodians for their expenses in forwarding soliciting materials.
These transactions have not been approved or disapproved by the U.S. Securities and Exchange Commission (the “SEC”), and the SEC has not passed upon the fairness or merits of these transactions nor upon the accuracy or adequacy of the information contained in this Proxy Statement. Any representation to the contrary is unlawful.

SUMMARY TERM SHEET
This summary highlights information included elsewhere in this Proxy Statement. This summary may not contain all of the information you should consider before voting on the Proposals presented in this Proxy Statement. You should read the entire Proxy Statement carefully, including the annexes attached hereto. For your convenience, we have included cross references to direct you to a more complete description of the topics described in this summary.
•
  The Asset Sale.   We have agreed to sell the ASO Business, which constitutes substantially all of the assets related to or used in the Astrotech Space Operations business unit to Buyer, a wholly-owned subsidiary of Lockheed Martin, for $61,000,000 in cash, subject to a working capital adjustment, and the assumption by Buyer of certain specified liabilities pursuant to the Asset Purchase Agreement. We will retain all of our other assets, including the assets related to our technology incubator designed to commercialize space industry technologies (the “Spacetech Business”). We will also retain all of our other debts and liabilities, including expenses related to our remaining Spacetech Business and headquarters personnel, our remaining senior executives, certain corporate vendors and professional advisors. See “Proposal No. 1: The Asset Sale Proposal — The Asset Purchase Agreement” beginning on page 35.
•
  Reasons for the Asset Sale.   The domestic space industry is dominated by a few very large, well-capitalized companies with decades of experience and proven track records primarily serving government customers. Over the years, our attempts to grow Astrotech Space Operations were limited given this competitive landscape. Additionally, the portion of the space operations market that we serve continues to be challenged by uncertainty in government funding and support for key space programs. We believe that these factors affect the number of new opportunities for revenue growth in the ASO Business, and may influence revenue variability. We believe that the sale of the ASO Business to a strategic buyer represents a unique opportunity to sell the ASO Business to a sophisticated space industry consolidator that has made an attractive all-cash offer. Our board of directors’ decision to enter into the Asset Purchase Agreement was based on a careful evaluation of the Company’s strategic alternatives, including opportunities for the Spacetech Business going forward, and followed a strategic alternatives review process conducted over several years. See “Proposal No. 1: The Asset Sale Proposal — Reasons for the Asset Sale” beginning on page 22.
•
  Opinion of Astrotech’s Financial Advisor.   In connection with the Asset Sale, Astrotech’s financial advisor, Morgan Joseph TriArtisan LLC (“Morgan Joseph”), delivered to Astrotech’s board of directors its opinion, dated May 27, 2014, as to the fairness, from a financial point of view and as of the date of the opinion, to Astrotech of the consideration of $61,000,000 in cash, subject to a working capital adjustment, to be received by Astrotech pursuant to the Asset Purchase Agreement. The full text of the opinion of Morgan Joseph, dated May 27, 2014, which describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken, is attached as Annex C to this Proxy Statement and is incorporated herein by reference in its entirety. Morgan Joseph delivered its opinion to Astrotech’s board of directors for the benefit and use of Astrotech’s board of directors in connection with and for purposes of its evaluation from a financial point of view of the consideration to be received by Astrotech pursuant to the Asset Purchase Agreement. Morgan Joseph’s opinion does not address any other aspect of the Asset Sale and does not constitute a recommendation to any shareholder as to how to vote with respect to the Asset Sale Proposal or any other matter. We encourage holders of our common stock to read the opinion carefully and in its entirety. See “Proposal No. 1: The Asset Sale Proposal — Opinion of Financial Advisor, Morgan Joseph TriArtisan LLC” beginning on page 25.
•
  Indemnification of Buyer.   As set forth in the Asset Purchase Agreement, we have agreed to indemnify Buyer and certain of its related parties for any damages arising out of any breach of our representations or warranties or failure to perform any of our covenants or agreements in the Asset Purchase Agreement or other Transaction Documents, any retained liabilities (including our failure to fully or timely pay, satisfy or perform any of our retained liabilities), any fraud or willful misconduct by us in connection with the Asset Purchase Agreement or any of the other

Transaction Documents, any liability for transfer taxes related to any period prior to the consummation of the Asset Sale, any criminal act or omission by us that occurred prior to the consummation of the Asset Sale and any claim by a holder of our common stock (or other equity interest) alleging a breach of fiduciary duty or that such holder is entitled to any payment in connection with the Asset Sale. Our aggregate indemnification liability for breaches of representations and warranties (other than certain Fundamental Representations, for which the limit is 50% of the purchase price) is limited to $6,100,000. See “Proposal No. 1: The Asset Sale Proposal — The Asset Purchase Agreement — Indemnification of Buyer Companies” beginning on page 39.
•
  Escrow.   We will enter into an Escrow Agreement with Buyer and Citibank, N.A., as escrow agent, upon the consummation of the Asset Sale, pursuant to which Buyer will deliver $6,100,000 from the purchase price into escrow for the purpose of securing our indemnification obligations set forth in the Asset Purchase Agreement and related transaction documents. See “Proposal No. 1: The Asset Sale Proposal — The Asset Purchase Agreement — Escrow” beginning on page 39.
•
  Adjustment Holdback.   On the date of closing of the Asset Sale, Buyer will withhold $1,830,000 from the purchase price for the purpose of securing any purchase price adjustment to be paid by us pursuant to a net working capital adjustment to be calculated in accordance with the terms of the Asset Purchase Agreement.
•
  Use of Proceeds.   The proceeds from the Asset Sale will be used to repay our outstanding indebtedness under our credit facilities and repay the Texas Emerging Technology Fund for the investment it made in 1st Detect, which is part of our Spacetech Business (“1st Detect”). In addition, we will pay for all costs related to the Asset Sale, including taxes, legal fees and filing fees. Finally, we will incur ongoing operating costs as we grow 1st Detect and other operations under our Spacetech Business. Our shareholders will not receive any of the proceeds from the Asset Sale. See “Proposal No. 1: The Asset Sale Proposal — Activities of Astrotech Following the Asset Sale” on page 31.
•
  Conditions to the Asset Sale.    Completion of the Asset Sale requires the approval of our shareholders as well as the satisfaction or waiver of customary conditions set forth in the Asset Purchase Agreement. See “Proposal No.1: The Asset Sale Proposal — The Asset Purchase Agreement — Conditions to the Asset Sale” beginning on page 47.
•
  Voting Agreement.   Thomas B. Pickens III, our Chairman and Chief Executive Officer, has entered into a voting agreement with Buyer pursuant to which, subject to certain exceptions, he has agreed to vote all of his shares of our common stock in favor of the Asset Sale Proposal. Mr. Pickens beneficially owns shares of our common stock representing approximately 20.0% in the aggregate of our shares of common stock outstanding as of the Record Date. See “Proposal No. 1: The Asset Sale Proposal — Voting Agreement” beginning on page 52.
•
  Termination of the Asset Purchase Agreement.   The Asset Purchase Agreement may be terminated by us or Buyer in certain circumstances, in which case the Asset Sale will not be completed. If the Asset Purchase Agreement is terminated due to a failure of our shareholders to approve the Asset Purchase Agreement, we will be required to reimburse Buyer, subject to certain exceptions, for certain fees and expenses not to exceed $1,000,000 (“Buyer Expense Reimbursement”). If Buyer terminates the Asset Purchase Agreement because of a Change in Recommendation (as defined in this Proxy Statement), then we must pay Lockheed Martin a $2,440,000 termination fee within two business days following termination of the Asset Purchase Agreement. In addition, if we or Buyer terminates the Asset Purchase Agreement after the Special Meeting has been held because we failed to obtain the vote of two-thirds of our shareholders in favor of the Asset Sale Proposal and, prior to the termination, there has either been announced or otherwise communicated to our board of directors an Acquisition Proposal and we have entered into a definitive agreement with respect to such Acquisition Proposal or an Acquisition Transaction with respect to such Acquisition Proposal is consummated within 12 months of the termination, then we must pay Buyer a $2,440,000 termination fee (less any Buyer Expense

Reimbursement paid) within two business days following the event giving rise to such payment. If we terminate the Asset Purchase Agreement during any time the Asset Purchase Agreement is otherwise terminable in a circumstance in which Lockheed Martin would be entitled to a payment of a termination fee, we must pay Lockheed Martin a $2,440,000 termination fee within two business days following such termination. If we terminate the Asset Purchase Agreement in order to enter into a Superior Proposal, then we must pay Lockheed Martin a $2,440,000 termination fee immediately prior to the termination of the Asset Purchase Agreement. See “Proposal No. 1: The Asset Sale Proposal — The Asset Purchase Agreement — Termination of the Asset Purchase Agreement” beginning on page 50.
•
  U.S. Federal Income Tax Consequences.   Our U.S. shareholders will not realize any gain or loss for U.S. federal income tax purposes as a result of the Asset Sale. See “Proposal No. 1: The Asset Sale Proposal — U.S. Federal Income Tax Consequences of the Asset Sale” beginning on page 32.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE ASSET SALE
The following are some questions that you, as a shareholder of the Company, may have regarding the Special Meeting and the Proposals and brief answers to such questions. We urge you to carefully read this entire Proxy Statement, the annexes to this Proxy Statement and the documents referred to or incorporated by reference in this Proxy Statement because the information in this section does not provide all the information that may be important to you as a shareholder of the Company with respect to the Proposals. See “Where You Can Find More Information” beginning on page 76.
THE SPECIAL MEETING
Q.
  Why am I receiving this Proxy Statement and proxy card?
A.
  You are receiving a Proxy Statement and proxy card because you owned shares of our common stock as of the Record Date. This Proxy Statement and proxy card relate to our Special Meeting (and any adjournment thereof) and describes the matters on which we would like you, as a shareholder, to vote.
Q.
  When and where will the Special Meeting take place?
A.
  The Special Meeting will be held on August 20, 2014 at 401 Congress Avenue, Suite 1650, Austin, Texas 78701 at 9:00 a.m. (Central Time).
Q.
  What is the purpose of the Special Meeting?
A.
  At the Special Meeting, you will be asked to vote upon the Asset Sale Proposal and the Golden Parachute Proposal.
Q.
  What is the Record Date for the Special Meeting?
A.
  Holders of our common stock as of the close of business on July 3, 2014, the Record Date for the Special Meeting, are entitled to notice of, and to vote at, the Special Meeting and any postponements or adjournments of the Special Meeting.
Q.
  What is the quorum required for the Special Meeting?
A.
  The holders of at least one-third (1/3) of all issued and outstanding shares of common stock entitled to vote at the Special Meeting, whether present in person or represented by proxy, will constitute a quorum. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum for the Special Meeting. Broker non-votes will not be considered present and entitled to vote for purposes of determining the presence of a quorum for the Special Meeting.
Q.
  What vote is required to approve the Proposals to be voted upon at the Special Meeting?
A.
  The approval of the Asset Sale Proposal requires the affirmative vote of the holders of two-thirds (2/3) of the outstanding shares of our common stock. The approval of the Golden Parachute Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock that are present in person or represented by proxy at the Special Meeting.
Thomas B. Pickens III, our Chairman and Chief Executive Officer, who beneficially owns shares of our common stock representing approximately 20.0% in the aggregate of our shares of common stock outstanding as of the Record Date, has entered into a voting agreement with Buyer pursuant to which, subject to certain exceptions, he has agreed to vote all of his shares of our common stock in favor of the Asset Sale Proposal. The form of voting agreement is attached to this Proxy Statement as Annex B.
Q.
  What are the effects of not voting or abstaining? What are the effects of broker non-votes?
A.
  If you do not vote by virtue of not being present in person or by proxy at the Special Meeting, it will have the effect of a vote “AGAINST” the Asset Sale Proposal but will have no effect on the Golden Parachute Proposal. If you are present at the Special Meeting in person or by proxy but abstain from voting, it will have the effect of a vote “AGAINST” the Asset Sale Proposal and the Golden Parachute Proposal. Broker non-votes, if any, will have the same effect as a vote “AGAINST” the Asset Sale Proposal but will have no effect on the Golden Parachute Proposal.

Q.
  What does it mean if I received more than one proxy card?
A.
  If your shares are registered differently or in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all of your shares are voted.
Q:
  How do I vote without attending the Special Meeting?
A:
  Because many Astrotech shareholders are unable to attend the Special Meeting, we solicit proxies to give each shareholder an opportunity to vote on all matters scheduled to come before the meeting as set forth in this Proxy Statement. Shareholders are urged to read carefully the material in this Proxy Statement and vote through one of the following methods:
1.
  Fully completing, signing, dating and timely mailing the proxy card;
2.
  Calling 1-888-457-2959 and following the instructions provided on the phone line; or
3.
  Accessing the internet voting site at www.proxyvoting.com/ASTC and following the instructions provided on the website.
Please keep your proxy card with you when voting via the telephone or internet. All votes via the telephone or internet must be submitted by 11:59 p.m. (Eastern Time) on August 19, 2014 in order to be counted. Each proxy card that is (a) properly executed, (b) timely received by the Company before or at the Special Meeting, and (c) not properly revoked by the shareholder pursuant to the instructions below will be voted in accordance with the directions specified on the proxy card and otherwise in accordance with the judgment of the persons designated therein as proxies. If no choice is specified and the proxy is properly signed and returned, the shares will be voted by the board-appointed proxy in accordance with the recommendations of the board of directors of the Company.
Q:
  How do I vote in person at the Special Meeting?
A:
  If you are a shareholder of record of Astrotech as of the Record Date, you may attend the Special Meeting and vote your shares in person at the meeting by giving us a signed proxy card or ballot before voting is closed. If you want to do that, please bring proof of identification with you. Even if you plan to attend the meeting, we recommend that you vote your shares in advance as described above. Your vote will be counted even if you later decide not to attend.
If you hold your shares in “street name,” you may vote those shares in person at the meeting only if you obtain and bring with you a signed proxy from the necessary nominees giving you the right to vote the shares. To do this, you should contact your broker, bank or nominee.
Q:
  Can I change my vote after I have mailed in my signed proxy card or voted via the telephone or internet?
A:
  Yes. You have the right to revoke a proxy, whether delivered by mail, telephone or internet, at any time before it is exercised by delivering to Astrotech a written notice of revocation by the time the Special Meeting begins, by submitting a different proxy by mail, telephone or the internet bearing a date later than the date of the proxy being revoked, or by attending the Special Meeting and voting in person. Attending the Special Meeting will not, by itself, revoke the proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.
Q:
  If my shares are held in “street name” by my broker, will my broker vote my shares for me?
A:
  Your broker or other nominee will vote your shares only if you provide instructions on how to vote to such broker or other nominee. Following the directions provided by your broker or other nominee, you should instruct your broker or other nominee to vote your shares. Without your instructions, your shares will not be voted, which will have the same effect as a vote “AGAINST” the Asset Sale Proposal and “AGAINST” the adjournment of the Special Meeting, if necessary, to solicit additional proxies. A broker non-vote will have no effect on the Golden Parachute Proposal.
Q:
  What is the procedure for soliciting proxies?
A:
  Astrotech will pay for the entire cost of proxy solicitations, including preparation, assembly, printing and mailing of proxy solicitation materials. Astrotech will provide copies of solicitation materials to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward these materials to the beneficial owners of common stock. Astrotech may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials. Proxies may also be solicited by certain of Astrotech’s directors, officers and employees, without additional compensation, personally or by mail, email, telephone, facsimile or other means of communication. Astrotech has also retained a proxy solicitor, Morrow & Co., LLC, and estimates that fees for such solicitor will be approximately $10,000 plus expenses.
Q:
  What happens if I return a proxy card without giving specific voting instructions?
A:
  If you hold shares in your name and sign and return the proxy card without giving specific voting instructions, your shares will be voted as recommended by Astrotech’s Board of Directors, which is “FOR” the Asset Sale Proposal and “FOR” the Golden Parachute Proposal.
Q:
  What happens if I do not return a proxy card or otherwise do not vote?
A:
  Your failure to return a proxy card or otherwise vote will mean that your shares will not be counted toward determining whether a quorum is present at the Special Meeting and will have the legal effect of a vote “AGAINST” the Asset Sale Proposal and “AGAINST” the adjournment of the Special Meeting, if necessary, to solicit additional proxies. Failure to vote will have no effect on the Golden Parachute Proposal.
Q.
  Who can help answer my other questions?
A.
  If you have more questions about the Proposals or how to submit your proxy, or if you need additional copies of this Proxy Statement or the enclosed proxy card or voting instructions, please contact Astrotech Corporation, Attn: Investor Relations, 401 Congress Avenue, Suite 1650, Austin, Texas, 78701, (512) 485-9530 or the Company’s Proxy Solicitor, Morrow & Co., LLC, 470 West Avenue — 3rd Floor, Stamford, Connecticut 06902, (203) 658-9400 (banks and brokerage Firms) and toll free (800) 461-0945 (shareholders).
PROPOSAL NO. 1: THE ASSET SALE PROPOSAL
Q.
  Why did the Company enter into the Asset Purchase Agreement?
A.
  The domestic space industry is dominated by a few very large, well-capitalized companies with decades of experience and proven track records primarily serving government customers. Over the years, our attempts to grow Astrotech Space Operations were limited given this competitive landscape. Additionally, the portion of the space operations market that we serve continues to be challenged by uncertainty in government funding and support for key space programs. We believe that these factors will affect the number of new opportunities for revenue growth in the ASO Business, and may influence revenue variability. We believe that the Asset Sale Proposal represents a unique opportunity to sell the ASO Business to a sophisticated space industry consolidator that has made an attractive all cash offer. Additionally, our board of directors’ decision to enter into the Asset Purchase Agreement was based on a careful evaluation of the Company’s strategic alternatives through a review process conducted over several years, the potential growth opportunities for the ASO Business and the potential growth opportunities for the Spacetech Business.
Q.
  What will happen if the Asset Sale Proposal is approved by our shareholders?
A.
  If the Asset Sale Proposal is approved by the requisite shareholder vote, and the other conditions to the consummation of the Asset Sale are satisfied or waived, we will sell the ASO Business to Buyer for cash and the assumption by Buyer of certain of our liabilities. We would retain all of our other debts and liabilities, including expenses related to our remaining Spacetech Business. In connection with consummation of the Asset Sale, we will also repay all of our indebtedness under our credit facilities and repay the Texas Emerging Technology Fund for the investment it made in 1st Detect. We are also obligated to pay applicable federal and state capital gains taxes. We also intend to continue to operate the holding company, Astrotech Corporation, and maintain its public reporting obligations and the listing of our common stock on the Nasdaq Capital Market under the symbol ASTC. Our primary operational focus will be on the continued development of our Spacetech Business.
In addition, on May 28, 2014, we entered into a Mutual Termination of Employment Agreement (the “Mutual Termination”) with Don M. White, Senior Vice President and General Manager of Astrotech Space Operations. Under the Mutual Termination, the Company and Mr. White mutually agreed that both his employment and his October 31, 2008 employment agreement with the Company would each terminate effective as of the closing of the Asset Sale as a result of Mr. White’s voluntary resignation. Mr. White will receive a $100,000 payment upon the closing of the Asset Sale, which amount represents Mr. White’s annual bonus payment under his employment agreement for fiscal year 2014. On May 28, 2014, Mr. White also entered into two employment-related agreements with Buyer, one of which will provide certain cash retention payments to Mr. White in connection with his continued role with the ASO Business as an employee of Buyer following the Closing (the “Retention Agreement”) and the other of which provides for certain cash severance payments to be made to Mr. White by Buyer with respect to the termination of his employment with Buyer under certain circumstances (the “Separation Agreement”). The Mutual Termination, the Retention Agreement and the Separation Agreement are all conditioned on the consummation of the Asset Sale and become effective as of the Closing. See “Proposal No. 1: The Asset Sale Proposal — Interests of Certain Persons in the Asset Sale” beginning on page 35 for a description of the compensatory agreements Buyer has entered into with one of our executive officers in connection with the Asset Sale.
Q.
  What will happen if the Asset Sale Proposal is not approved by our shareholders?
A.
  Pursuant to the terms of the Asset Purchase Agreement, if we fail to obtain a shareholder vote in favor of the Asset Sale Proposal, the Asset Sale will not occur and the Asset Purchase Agreement will be terminated. In addition, we will be required to reimburse Buyer, subject to certain exceptions, for certain fees and expenses not to exceed $1,000,000. If the Asset Purchase Agreement is terminated by us or the Buyer after the Special Meeting has been held because we failed to obtain the vote of two-thirds of our shareholders in favor of the Asset Sale Proposal and, prior to such termination, there has been announced or otherwise communicated to our board of directors an Acquisition Proposal and we have either entered into a definitive agreement with respect to such Acquisition Proposal or an Acquisition Transaction with respect to such Acquisition Proposal is consummated within 12 months of the termination, then we must pay Buyer a $2,440,000 termination fee (less any Buyer Expense Reimbursement paid) within two business days following the event giving rise to such payment.
Q.
  What is the purchase price to be received by the Company?
A.
  The consideration to be received by the Company in the Asset Sale is $61,000,000 in cash, subject to a working capital adjustment, and the assumption by Buyer of certain specified liabilities. On the date of closing of the Asset Sale, Buyer will withhold $1,830,000 from the purchase price for the purpose of securing any purchase price adjustment to be paid by us pursuant to a net working capital adjustment to be calculated in accordance with the terms of the Asset Purchase Agreement. In addition, Buyer will deposit $6,100,000 from the purchase price into escrow for the purpose of securing our indemnification obligations.
Q.
  What are the material terms of the Asset Purchase Agreement?
A.
  In addition to the cash consideration we will receive at the closing of the Asset Sale, the Asset Purchase Agreement contains other important terms and provisions, including:
•
  we have agreed to indemnify Buyer and certain of its related parties for any damages arising out of any breach of our representations or warranties or failure to perform any of our covenants or agreements in the Asset Purchase Agreement or other Transaction Documents, any retained liabilities (including our failure to fully or timely pay, satisfy or perform any of our retained liabilities), any fraud or willful misconduct by us in connection with the Asset Purchase Agreement or any of the other Transaction Documents, any liability for transfer taxes related to any period prior to the consummation of the Asset Sale, any criminal act or omission by us that occurred prior to the consummation of the Asset Sale and any claim by a holder of our common stock (or other equity interest) alleging a breach of fiduciary duty or that such holder is entitled to any payment in connection with the Asset Sale;

•
  we have agreed that, upon the consummation of the Asset Sale, the Buyer will withhold $1,830,000 from the purchase price for the purpose of securing any purchase price adjustment to be paid by us in connection with any net working capital adjustment. In addition, we have agreed to enter into an Escrow Agreement with Buyer and Citibank, N.A., as Escrow Agent, upon the consummation of the Asset Sale, pursuant to which Buyer will deposit $6,100,000 from the purchase price for the purpose of securing our indemnification obligations.
•
  we have agreed to conduct the ASO Business in the ordinary course and are subject to certain other restrictions on the conduct of the ASO Business during the period prior to the completion of the Asset Sale;
•
  the obligations of Buyer and the Company to close the Asset Sale are subject to several closing conditions, including the approval of the Asset Sale Proposal by our shareholders;
•
  the Asset Purchase Agreement may be terminated by us or Buyer in certain circumstances, in which case the Asset Sale will not be completed;
•
  except as permitted by the Asset Purchase Agreement, we have agreed not to (A) solicit or knowingly encourage the making of any unsolicited bona fide written offer, proposal, inquiry or indication of interest (other than by Buyer) contemplating an Acquisition Transaction (an “Acquisition Proposal”), (B) furnish any non-public information regarding us, ASO or AFH (as defined herein) to any person in connection with or in response to an Acquisition Proposal or (C) participate or engage in discussions or negotiations with any person with respect to any Acquisition Proposal. In addition, we have agreed, subject to the exceptions set forth in the Asset Purchase Agreement, not to withdraw or modify the recommendation of our board of directors that our shareholders vote to approve the Asset Sale Proposal at the Special Meeting, fail to announce publicly, within ten business days after a tender offer or exchange offer relating to our securities has commenced that our board of directors recommends rejection of such tender or exchange offer, fail to issue, within ten business days after an Acquisition Proposal is publicly announced, a press release announcing our opposition to such Acquisition Proposal or enter into any letter of intent, term sheet or similar document contemplating or otherwise relating to any Acquisition Transaction (each such event, a “Change in Recommendation”). In addition, we have agreed not to engage in any discussions or negotiations with, or provide information to, a third party that makes an unsolicited Acquisition Proposal, unless our board of directors determines in good faith (after consultation with its financial advisor and outside legal counsel) that such Acquisition Proposal constitutes, or is reasonably expected to result in, a Superior Proposal and, among other requirements, that such action is required in order for the board of directors to comply with its fiduciary obligations to Astrotech’s shareholders under applicable law. A “Superior Proposal” means an Acquisition Proposal which the Board determines in its reasonable judgment (after consultation with its financial advisor and outside legal counsel) (i) is more favorable from a financial point of view to our shareholders than the terms of the Asset Purchase Agreement (as such terms may be modified in response to any Acquisition Proposal by Buyer in its sole discretion prior to the determination that such Acquisition Proposal was a Superior Proposal), and (ii) is reasonably likely to be consummated, taking into account any third party financing required to be obtained to consummate the transaction contemplated by such offer.
Q.
  How would the proceeds from the Asset Sale be used?
A.
  The proceeds from the Asset Sale will be used to repay our outstanding indebtedness under our credit facilities and repay the Texas Emerging Technology Fund for the investment it made in 1st Detect. In addition, we will pay for all costs related to the Asset Sale, including taxes, legal fees and filing fees. Finally, we will incur ongoing operating costs as we grow 1st Detect and other operations under our Spacetech Business. Our shareholders will not receive any of the proceeds from the Asset Sale. See “Proposal No. 1: The Asset Sale Proposal — Activities of Astrotech Following the Asset Sale” on page 31.

Q.
  How does our board of directors recommend voting on the Asset Sale Proposal?
A.
  Our board of directors has unanimously determined that the terms and conditions of the Asset Purchase Agreement and the transactions contemplated thereby, including the Asset Sale, are advisable to, and in the best interests of, the Company and its shareholders. Our board of directors unanimously recommends that you vote “FOR” the Asset Sale Proposal.
Q.
  Do I have dissenters’ rights in connection with the Asset Sale?
A.
  Holders of common stock of Astrotech have the right to dissent from the Asset Sale Proposal and to receive payment in cash for the fair value of their shares of Astrotech common stock. If you are an Astrotech shareholder seeking to preserve your statutory dissenters’ rights, you must:
•
  deliver to Astrotech, before the vote is taken at the Special Meeting, written notice of your intent to demand payment of fair value for your Astrotech common stock if the Asset Sale is completed;
•
  not vote your shares of Astrotech common stock in person or by proxy in favor of the Asset Sale Proposal; and
•
  follow the statutory procedures for perfecting dissenters’ rights under Washington law, which are described in the section entitled “Proposal No. 1: The Asset Sale Proposal — Dissenters’ Rights — Procedures to Exercise Dissenters’ Rights” beginning on page 33.
Merely voting against the approval of the Asset Sale Proposal will not preserve your dissenters’ rights. Chapter 23B.13 of the Washington Business Corporation Act (“WBCA”) is reprinted in its entirety and attached to this Proxy Statement as Annex D. Your failure to comply precisely with all procedures required by Washington law may result in the loss of your dissenters’ rights.
Q.
  What are the U.S. federal income tax consequences of the Asset Sale to shareholders?
A.
  Our shareholders will not realize any gain or loss for U.S. federal income tax purposes as a result of the Asset Sale. See “Proposal No. 1: The Asset Sale Proposal — U.S. Federal Income Tax Consequences of the Asset Sale” beginning on page 32.
Q.
  When is the closing of the Asset Sale expected to occur?
A.
  If the Asset Sale is approved by our shareholders and all conditions to completing the Asset Sale are satisfied or waived, the closing of the Asset Sale is expected to occur shortly after the Special Meeting.
PROPOSAL NO. 2: THE GOLDEN PARACHUTE PROPOSAL
Q.
  Why am I being asked to cast a non-binding, advisory vote to approve the Golden Parachute Proposal?
A.
  In accordance with the rules promulgated under Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is providing its shareholders with the opportunity to cast a non-binding, advisory vote on the compensation that will or may be payable to the Company’s named executive officers in connection with the Asset Sale.
Q.
  What will happen if shareholders do not approve the Golden Parachute Proposal at the Special Meeting?
A.
  Approval of the Golden Parachute Proposal is not a condition to the consummation of the Asset Sale. The vote with respect to the Golden Parachute Proposal is an advisory vote and will not be binding on the Company or Buyer. Further, the underlying plans and arrangements are contractual in nature and are not, by their terms, subject to shareholder approval. Accordingly, regardless of the outcome of the non-binding, advisory vote, if the Asset Sale is approved by our shareholders and completed and the other terms and conditions of the applicable plans and arrangements are satisfied, our named executed officers will receive the golden parachute payments as disclosed in this Proxy Statement.
Q.
  How does our board of directors recommend voting on the Golden Parachute Proposal?
A.
  Our board of directors unanimously recommends that you vote “FOR” the Golden Parachute Proposal.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS
This Proxy Statement, and the documents to which we refer you in this Proxy Statement, contain forward-looking statements about our plans, objectives, expectations and intentions. Forward-looking statements include information concerning possible or assumed future results of operations of Astrotech (as a whole) and the ASO Business, the expected completion and timing of the Asset Sale and other information relating to the Asset Sale, including the value of the Spacetech Business. There are forward-looking statements throughout this Proxy Statement, including, among others, in statements containing the words “believes,” “expects,” “estimates,” “forecasts,” “seeks,” “may,” “will,” and “continues” or other similar words or expressions. You should read statements that contain these words carefully, as well as the “Risk Factors” and other disclosures in our annual report on Form 10-K and our quarterly reports on Form 10-Q. See “Where You Can Find More Information” on page 76. They discuss our future expectations or state other forward-looking information, and may involve known and unknown risks over which we have no control, including, without limitation:
•
  the inability to complete the Asset Sale due to the failure to satisfy the conditions to closing of the Asset Purchase Agreement, including the failure to obtain shareholder approval;
•
  the occurrence of any event, change or other circumstances that could give rise to the termination of the Asset Sale;
•
  the failure of the Asset Sale to close for any other reason;
•
  the ability to recognize the benefits of the Asset Sale;
•
  the outcome of legal proceedings that may be instituted against us and others in connection with the Asset Sale and the Asset Purchase Agreement;
•
  the amount of the costs, fees, expenses and charges related to the Asset Sale;
•
  the effect of the announcement of the Asset Sale on our client relationships, operating results and businesses generally, including the ability to retain key employees; and
•
  our ability to successfully develop our Spacetech Business.
You should not place undue reliance on forward-looking statements. We cannot guarantee any future results, levels of activity, performance or achievements. All forward-looking statements contained, or incorporated by reference, in the Proxy Statement speak only as of the date of this Proxy Statement or as of such earlier date that those statements were made and are based on current expectations or expectations as of such earlier date and involve a number of assumptions, risks and uncertainties that could cause the actual result to differ materially from such forward-looking statements. Except as required by law, we undertake no obligation to update or publicly release any revisions to these forward-looking statements or reflect events or circumstances after the date of this Proxy Statement.

RISK FACTORS
In addition to the other information contained in this Proxy Statement, you should carefully consider the following risk factors relating to the Asset Sale before you decide whether to vote for the Asset Sale Proposal. You should also consider the information in our other reports on file with the SEC that are incorporated by reference into this Proxy Statement. See “Where You Can Find More Information” on page 76.
The announcement and pendency of the Asset Sale, whether or not consummated, may adversely affect our business.
The announcement and pendency of the Asset Sale, whether or not consummated, may adversely affect the trading price of our common stock, our business or our relationships with customers, suppliers and employees. In addition, pending the completion of the Asset Sale, we may be unable to attract and retain key personnel and our management’s focus and attention and employee resources may be diverted from operational matters.
In the event that the Asset Sale is not completed, the announcement of the termination of the Asset Purchase Agreement may also adversely affect the trading price of our common stock, our business or our relationships with customers, suppliers and employees.
We cannot be certain if or when the Asset Sale will be completed.
The consummation of the Asset Sale is subject to the satisfaction or waiver of various conditions, including the approval of the Asset Sale by our shareholders and the consent of certain of our contract counterparties to take assignment of their agreement to Buyer. We cannot guarantee that the closing conditions set forth in the Asset Purchase Agreement will be satisfied. If we are unable to satisfy the closing conditions in Buyer’s favor or if other mutual closing conditions are not satisfied, Buyer will not be obligated to complete the Asset Sale.
If the Asset Sale is not completed and the Asset Purchase Agreement is terminated, we may be required to pay to Buyer the Buyer Expense Reimbursement or a termination fee, as described in “Proposal No. 1: The Asset Sale Proposal — The Asset Purchase Agreement — Termination Fee” on page 50.
If the Asset Sale is not completed, our board of directors, in discharging its fiduciary obligations to our shareholders, will evaluate other strategic alternatives that may be available, which alternatives may not be as favorable to our shareholders as the Asset Sale. We may seek another purchaser for the ASO Business, but we may not be able to find a purchaser willing to offer a reasonable purchase price for the ASO Business. Any future sale of the ASO Business, substantially all of the assets of the Company or other transactions may be subject to further shareholder approval.
Certain of our executive officers and directors may have interests in the Asset Sale other than, or in addition to, the interests of our shareholders generally.
Certain of our executive officers and directors may have interests in the Asset Sale that are different from, or are in addition to, the interests of our shareholders generally. Our board of directors was aware of these interests and considered them, among other matters, in approving the Asset Purchase Agreement. See “Proposal No. 1: The Asset Sale Proposal — Interests of Certain Persons in the Asset Sale” on page 35.
Because the ASO Business represented approximately 99% of our total revenues for fiscal year 2013, our business following the sale of the ASO Business will be substantially different.
The ASO Business represented approximately 99% of our total revenues for the fiscal year 2013. Following the sale of the ASO Business, we will retain the Spacetech Business. Our results of operations and financial condition may be materially adversely affected if we fail to effectively reduce our overhead costs to reflect the reduced scale of our operations or we fail to grow our Spactech Business and if the Spacetech Business were to operate at a loss.
Because our business will be smaller following the sale of the ASO Business, there is a possibility that our common stock may be delisted from The NASDAQ Capital Market if we fail to satisfy the continued listing standards of that market.
Even though we currently satisfy the continued listing standards for the NASDAQ Capital Market, following the sale of the ASO Business our business will be smaller, and therefore we may fail to satisfy the continued listing standards of the NASDAQ Capital Market. In the event that we are unable to satisfy the continued listing standards of the NASDAQ Capital Market, our common stock may be delisted from that market. Any delisting of our common stock from the NASDAQ Capital Market could adversely affect our ability to attract new investors, decrease the liquidity of our outstanding shares of common stock, reduce our flexibility to raise additional capital, reduce the price at which our common stock trades and increase the transaction costs inherent in trading such shares with overall negative effects for our shareholders. In addition, delisting of our common stock could deter broker-dealers from making a market in or otherwise seeking or generating interest in our common stock, and might deter certain institutions and persons from investing in our securities at all. For these reasons and others, delisting could adversely affect the price of our common stock and our business, financial condition and results of operations.
We will continue to incur the expenses of complying with public company reporting requirements following the closing of the Asset Sale.
After the Asset Sale, we will continue to be a public company. For as long as we remain a public company, we have an obligation to continue to comply with the applicable reporting requirements of the Exchange Act, which include the filing with the SEC of periodic reports, proxy statements and other documents relating to our business, financial condition and other matters, even though compliance with such reporting requirements is economically burdensome.

THE SPECIAL MEETING
Time, Date and Place
The Special Meeting will be held on August 20, 2014 at 401 Congress Avenue, Suite 1650, Austin, Texas 78701 at 9:00 a.m. (Central Time).
Proposals
At the Special Meeting, holders of shares of our common stock as of the Record Date will consider and vote upon the Asset Sale Proposal and the Golden Parachute Proposal.
Descriptions of the Proposals are included in this Proxy Statement. A copy of the Asset Purchase Agreement is attached as Annex A to this Proxy Statement.
Required Vote
The approval of the Asset Sale Proposal requires the affirmative vote of the holders of two-thirds (2/3) of the outstanding shares of our common stock. You may vote “FOR,” “AGAINST” or “ABSTAIN.” Failures to vote, abstentions and broker non-votes, if any, will have the same effect as a vote “AGAINST” the Asset Sale Proposal. Thomas B. Pickens III, our Chairman and Chief Executive Officer, who beneficially own shares of our common stock representing approximately 20.0% in the aggregate of our shares of common stock outstanding as of the Record Date, has entered into a voting agreement with Buyer pursuant to which, subject to certain exceptions, he has agreed to vote all of his shares of our common stock in favor of the Asset Sale Proposal. The form of voting agreement is attached to this Proxy Statement as Annex B.
The approval of the Golden Parachute Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock that are present in person or represented by proxy at the Special Meeting. Failures to vote and broker non-votes, if any, will have no effect on the Golden Parachute Proposal. Abstentions, if any, will have the same effect as a vote “AGAINST” the Golden Parachute Proposal.
Record Date
Holders of our common stock as of the close of business on July 3, 2014, the Record Date for the Special Meeting, are entitled to notice of, and to vote at, the Special Meeting and any postponements or adjournments of the Special Meeting. On the Record Date, there were 19,553,127 shares of common stock outstanding and entitled to vote at the Special Meeting and any postponements or adjournments of the Special Meeting. No other shares of capital stock were outstanding on the Record Date.
Ownership of Directors and Executive Officers
As of the Record Date, our directors and executive officers beneficially held approximately 27.7% in the aggregate of our shares of common stock entitled to vote at the Special Meeting, excluding options to purchase shares of our common stock. Thomas B. Pickens III, our Chairman and Chief Executive Officer, who beneficially own shares of our common stock representing approximately 20.0% in the aggregate of our shares of common stock outstanding as of the Record Date has entered into a voting agreement with Buyer pursuant to which, subject to certain exceptions, he has agreed to vote all of his shares of our common stock in favor of the Asset Sale Proposal. The form of voting agreement is attached to this Proxy Statement as Annex B.
Quorum and Voting
The representation in person or by proxy of holders of at least one-third (1/3) of the issued and outstanding shares of our common stock entitled to vote at the Special Meeting is necessary to constitute a quorum for the transaction of business at the Special Meeting.

Proxies; Revocation of Proxies
If you are unable to attend the Special Meeting, we urge you to submit your proxy by completing and returning the enclosed proxy card or vote your proxy via the Internet or by telephone. If your shares of common stock are held in “street name” (i.e., through a bank, broker or other nominee), you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. If you elect to vote in person at the Special Meeting and your shares are held by a broker, bank or other nominee, you must bring to the Special Meeting a signed proxy from the broker, bank or other nominee authorizing you to vote your shares of common stock.
Unless contrary instructions are indicated on the proxy card, all shares of common stock represented by valid proxies will be voted “FOR” the Asset Sale Proposal and “FOR” the Golden Parachute Proposal and will be voted at the discretion of the persons named as proxies in respect of such other business as may properly be brought before the Special Meeting. As of the date of this Proxy Statement, our board of directors knows of no other business that will be presented for consideration at the Special Meeting other than the Asset Sale Proposal and the Golden Parachute Proposal.
You may revoke your proxy and change your vote at any time before the polls close at the Special Meeting by submitting another proxy by telephone or internet or by delivering to Astrotech a written notice of revocation or a duly executed proxy bearing a date later than the date of the proxy being revoked, or by attending the Special Meeting and voting in person. Attending the Special Meeting will not, by itself, revoke the proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.
Adjournments
The Special Meeting may be adjourned by the holders of a majority in interest of the shares of our common stock present in person or represented by proxy and entitled to vote at the Special Meeting, including for the purpose of obtaining a quorum or soliciting additional proxies if there are insufficient votes to approve the Asset Sale. Any adjournment may be made without notice (if the adjournment is not for more than one hundred twenty (120) days and a new record date is not fixed for the adjourned meeting), other than by an announcement made at the Special Meeting of the time, date and place of the adjourned meeting. Any adjournment will allow our shareholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting as adjourned.
Broker Non-Votes
Your broker or other nominee will vote your shares only if you provide instructions on how to vote to such broker or other nominee. Following the directions provided by your broker or other nominee, you should instruct your broker or other nominee to vote your shares. Uncast votes on non-routine matters are referred to as “broker non-votes.” Each of the Proposals are considered non-routine matters. Without your instructions, your shares will not be voted, which will have the same effect as a vote “AGAINST” the Asset Sale Proposal and “AGAINST” the adjournment of the Special Meeting, if necessary, to solicit additional proxies. Broker non-votes will have no effect on the Golden Parachute Proposal.
Solicitation of Proxies
We will pay for the entire cost of proxy solicitations, including preparation, assembly, printing and mailing of proxy solicitation materials. We will provide copies of solicitation materials to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock, beneficially owned by others to forward these materials to the beneficial owners of our common stock. We may reimburse persons representing beneficial owners of our common stock for their costs of forwarding solicitation materials. Proxies may also be solicited by certain of our directors, officers and employees, without additional compensation, personally or by mail, email, telephone, facsimile or other means of communication. Astrotech has also retained a proxy solicitor, Morrow & Co., LLC, and estimates that fees for such solicitor will be approximately $10,000 plus expenses.
Questions and Additional Information
If you have more questions about the Asset Sale Proposal or how to submit your proxy, or if you need additional copies of this Proxy Statement or the enclosed proxy card or voting instructions, please contact

Astrotech Corporation, Attn: Investor Relations, 401 Congress Avenue, Suite 1650, Austin, Texas, 78701, (512) 485-9530 or the Company’s Proxy Solicitor, Morrow & Co., LLC, 470 West Avenue — 3rd Floor, Stamford, Connecticut 06902, (203) 658-9400 (banks and brokerage firms) and toll free (800) 461-0945 (shareholders).

PROPOSAL NO. 1: THE ASSET SALE PROPOSAL
The following discussion is a summary of the material terms of the Asset Sale. We encourage you to read carefully and in its entirety the Asset Purchase Agreement, which is attached to this Proxy Statement as Annex A, as it is the legal document that governs the Asset Sale.
General Description of the Asset Sale
If the Asset Sale is completed, Elroy Acquisition Company, LLC would purchase the ASO Business for $61,000,000 in cash, subject to a working capital adjustment, and the assumption of certain liabilities.
Parties to the Asset Sale
Astrotech Corporation
401 Congress Avenue, Suite 1650
Austin, Texas 78701
(512) 485-9530
Astrotech Corporation (Nasdaq: ASTC) (“Astrotech,” “the Company,” “we,” “us” or “our”), a State of Washington corporation, is a commercial aerospace company that was formed in 1984 to leverage the environment of space for commercial purposes. For 30 years, the Company has remained a crucial player in space commerce activities. We have successfully supported the launch of 23 shuttle missions and more than 300 spacecraft. We have designed, operated and built space hardware and processing facilities. We currently own, operate and maintain world-class spacecraft processing facilities; prepare and process scientific research in microgravity and develop and manufacture sophisticated and cutting edge chemical sensor equipment.
Astrotech Space Operations, Inc. (“ASO”)
1515 Chaffee Drive
Titusville, Florida 32780
(512) 485-9530
ASO, a wholly-owned subsidiary of Astrotech, provides support to its government and commercial customers as they successfully process complex communication, earth observation and deep space satellites in preparation for their launch on a variety of launch vehicles. Processing activities include satellite ground transportation; pre-launch hardware integration and testing; satellite encapsulation, fueling and launch pad delivery; and communication linked launch control. Our ASO facilities can accommodate up to five meter class satellites, which includes almost all U.S. based satellites. ASO’s service capabilities include designing and building spacecraft processing equipment and facilities. In addition, ASO provides propellant services including designing, building and testing propellant service equipment for fueling spacecraft. ASO accounted for 97% and 99% of our consolidated revenues for the three and six months ended December 31, 2013, respectively. Revenue for our ASO business unit is generated primarily from various fixed-priced contracts with launch service providers in both government and commercial markets and from the design, fabrication and use of critical space launch equipment. The services and facilities we provide to our customers support the final assembly, checkout and countdown functions required to launch a spacecraft. The revenue and cash flows generated by ASO are primarily driven by the number of spacecraft launches.
Astrotech Florida Holdings, Inc. (“AFH”)
1515 Chaffee Drive
Titusville, Florida 32780
(512) 485-9530
AFH is a wholly-owned subsidiary of ASO, established to hold the property assets of the Florida facility.

Lockheed Martin Corporation (“Lockheed Martin”)
6801 Rockledge Drive
Bethesda, Maryland 20817-1877
(301) 897-6000
Lockheed Martin, a Maryland corporation, is a global security and aerospace company principally engaged in the research, design, development, manufacture, integration and sustainment of advanced technology systems and products. They also provide a broad range of management, engineering, technical, scientific, logistic and information services. They serve both domestic and international customers with products and services that have defense, civil and commercial applications, with their principal customers being agencies of the U.S. Government. Their main areas of focus are in defense, space, intelligence, homeland security and information technology, including cyber security.
Elroy Acquisition Company, LLC (“Buyers”)
6801 Rockledge Drive
Bethesda, Maryland 20817-1877
(301) 897-6000
Buyer is a Delaware limited liability company and wholly-owned subsidiary of Lockheed Martin that was recently formed for the sole purpose of entering into the Asset Purchase Agreement and completing the transactions contemplated by the Asset Purchase Agreement.
Background of the Asset Sale
Our board of directors and members of our senior management team have regularly evaluated our business and operations, our long-term strategic goals and our future prospects. Our board of directors and members of our senior management team have also regularly reviewed and assessed conditions affecting the aerospace industry and the economy in general and the Company’s competitive market position. As part of its ongoing review of the Company and its prospects, our board of directors has also regularly reviewed various strategic alternatives available to the Company to enhance shareholder value, including among other things, possible acquisitions, strategic investments, asset sales and divestitures. In addition, from time to time, our senior management has met with financial and legal advisors, as well as representatives from other countries, to discuss industry trends and explore such opportunities.
In May 2009, the Company retained an investment banking firm to more actively explore strategic alternatives, including through discussions with a number of potential buyers and private equity firms to gauge the market interest in the ASO Business. In connection with these efforts, our investment banking firm contacted potential buyers and, upon execution of non-disclosure agreements, delivered information regarding the Company and the ASO Business to approximately 38 parties. On November 11, 2009, the Company received non-binding indications of interest from four parties. In December 2009, the Company conducted management presentations and engaged in discussions with these four parties, one of which we refer to as “Buyer A” as well as two other parties, one of which we refer to as “Buyer B”.
On February 4, 2010, the Company received a non-binding letter of intent from Buyer A, pursuant to which Buyer A proposed to acquire 100% of the stock of the Company for a total enterprise valuation of $60,000,000. Pursuant to the letter of intent, the acquisition would be financed with debt and equity, though obtaining financing would not be a condition to closing. The letter of intent requested a 60-day exclusivity period.
On February 4, 2010, the Company also received a letter of intent from Buyer B, pursuant to which Buyer B proposed to acquire 100% of the stock of the Company for a total enterprise valuation of $65,000,000. Pursuant to the letter of intent, the acquisition would be financed with debt and equity, and obtaining financing would be a condition to closing. The letter of intent from Buyer B also requested a 60-day exclusivity period.
From February 22-24, 2010, Buyer A’s diligence team conducted diligence at the Company headquarters in Austin. From February 25-26, 2010, Buyer B’s diligence team conducted diligence at the Company headquarters in Austin. On March 9, 2010, Buyer A and Buyer B both reaffirmed their original offers.

On March 18, 2010, the Company received a revised letter of intent from Buyer B, pursuant to which Buyer B increased its total enterprise valuation of the Company to $72,000,000. In addition, Buyer B removed the obtaining of financing as a condition to closing.
On March 19, 2010, the Company delivered a counter-signed letter of intent to Buyer B triggering the exclusivity period with Buyer B. Thereafter, Buyer B participated in additional due diligence and engaged in additional discussions with senior management of the Company.
On April 28, 2010, Buyer B submitted a revised proposal pursuant to which it reduced its offer to $62,500,000. Around May 2010, Buyer B officially withdrew from negotiations for the purchase of the ASO Business.
In October 2011, a representative from another potential buyer, which we refer to as Buyer C, expressed interest in the ASO Business to one of our board members. Upon execution of a non-disclosure agreement on October 11, 2011, we entered into discussions with Buyer C which continued for several months but did not result in an offer from Buyer C for the purchase of the ASO Business.
From 2012 to 2013, our board of directors and members of senior management continued to evaluate and discuss our strategic alternatives. Due to economic conditions during this time and certain events affecting the funding of government supported aerospace operations, we decided not to pursue the sale of the ASO Business until economic conditions improved.
On May 16 and May 17, 2013, our Chief Executive Officer met with the Chief Executive Officer of another company in the aerospace industry to discuss a potential sale of the ASO Business. The meeting was set up by a government affairs employee of the other aerospace company, who was also in attendance. After discussion, this company decided not to pursue the purchase of the ASO Business.
On September 19, 2013, we received approval from our board of directors to hire an investment banking firm to assist in our efforts to actively explore strategic alternatives for the ASO Business. We interviewed various investment banking firms but did not ultimately engage one.
On October 15, 2013, a representative from Lockheed Martin approached a member of our board of directors by email, followed by a telephone call, to discuss interest in a potential strategic acquisition of the ASO Business. This same day, another representative of Lockheed Martin spoke by telephone with our Chief Executive Officer, to express interest in a potential transaction and inform him that Lockheed Martin would be providing a mutual non-disclosure agreement for review.
On October 17, 2013, we executed the mutual non-disclosure agreement with Lockheed Martin.
On October 24, 2013, a representative of Lockheed Martin and our Chief Executive Officer held a conference call to discuss the process for evaluating Lockheed Martin’s interest in a potential strategic transaction.
On November 5, 2013, representatives of Lockheed Martin toured the ASO facility in Titusville, Florida and held an initial meeting with our senior management team. At the meeting, our senior management team provided an overview of the ASO Business. Following the meeting, Lockheed Martin was given access to an online dataroom prepared by the Company containing additional information regarding the Company and the ASO Business requested by Lockheed Martin.
On November 22, 2013, the Company received a non-binding indication of interest from Lockheed Martin, pursuant to which Lockheed Martin proposed to acquire the ASO Business for consideration in the range of $50,000,000 to $60,000,000 in cash and the assumption of certain liabilities.
On November 25, 2013, the Company delivered a response to Lockheed Martin’s indication of interest, pursuant to which the Company proposed that the consideration for the ASO Business be $75,000,000.
On November 27, 2013, a representative of Lockheed Martin and our Chief Executive Officer spoke by telephone to discuss the indication of interest and the response by the Company.
On December 18, 2013, representatives of the Company and Lockheed Martin met at Lockheed Martin’s headquarters in Bethesda, Maryland to continue discussions regarding a potential transaction involving the ASO Business, including the business case and the novation of contracts.

On January 21, 2014, representatives of Lockheed Martin and our Chief Executive Officer spoke by telephone to further discuss the indication of interest.
On January 24, 2014, the Company received an updated non-binding indication of interest from Lockheed Martin, pursuant to which Lockheed Martin proposed to acquire the ASO Business for consideration of $59,000,000. Our board of directors received notice of Lockheed Martin’s updated indication of interest on the same day.
On January 27, 2014, our board of directors held a meeting, at which members of the Company’s senior management team participated and reviewed with our board of directors the terms of the indication of interest received from Lockheed Martin. Our board of directors discussed the terms of the indication of interest, including pricing, risks of increases or decreases in such pricing and the execution risks and other potential factors and events that could affect the likelihood of closing a transaction with Lockheed Martin. Our board of directors also discussed other potential strategic alternatives. After discussion, our board of directors determined, with the assistance of members of the Company’s senior management team, to pursue a transaction with Lockheed Martin.
On January 27, 2014, following the meeting of our board of directors discussed above, the Company provided Lockheed Martin with a markup of the indication of interest, agreeing to the $59,000,000 proposed purchase price for the ASO Business, but excluding certain deferred revenue items and accounts receivable.
On January 29, 2014, members of the Company’s senior management team held a telephone conference call with representatives from Lockheed Martin to discuss the indication of interest and valuation of the ASO Business.
On January 31, 2014, the Company received an updated indication of interest from Lockheed Martin, pursuant to which Lockheed Martin increased the proposed consideration for the ASO Business to $61,000,000. Our board of directors received notice of Lockheed Martin’s updated indication of interest on the same day.
On February 5, 2014, the Company delivered a signed copy of the non-binding indication of interest to Lockheed Martin.
On February 7, 2014, the Company received a counter-signed copy of the non-binding indication of interest from Lockheed Martin.
Thereafter, Lockheed Martin participated in due diligence and engaged in additional discussions with senior management of the Company.
On March 25, 2014, representatives from Lockheed Martin visited the Company’s facilities in Titusville, Florida and the Vandenberg Air Force Base in California.
On April 13, 2014, Lockheed Martin and its legal advisor, Hogan Lovells US LLP (“Hogan”) provided the Company and its legal advisor, Sheppard Mullin Richter & Hampton LLP (“Sheppard”) with an initial draft Asset Purchase Agreement. During the period from April 24, 2014 through May 28, 2014, we and representatives of Sheppard exchanged drafts and mark-ups of the draft Asset Purchase Agreement and related agreements and the terms thereof with representatives of Lockheed Martin and Hogan, and engaged in telephonic negotiations relating thereto.
In April 2014, our board of directors and members of our senior management team also considered the engagement of a financial advisor. After consideration of three other financial advisors, our board of directors approved the engagement of Morgan Joseph because, among other reasons, Morgan Joseph has experience in the valuation of businesses and securities in connection with asset sales.
On May 22, 2014, Lockheed Martin obtained the necessary corporate approvals to execute the Asset Purchase Agreement.
On May 27, 2014, our board of directors convened a special meeting, at which members of our senior management team and representatives of Sheppard and Morgan Joseph participated, to discuss the terms of the Asset Purchase Agreement, strategic alternatives to the proposed Asset Sale and the Company’s business and operating strategy in light of the Asset Sale, including the potential growth of the Company’s Spacetech Business. To facilitate these discussions, copies of the Asset Purchase Agreement and related ancillary agreements, along with a summary of the material terms of the Asset Purchase Agreement were circulated to our board of directors in advance of the meeting. At this meeting, a representative of Sheppard, in consultation with Washington counsel, reviewed with our board of directors its fiduciary duties under Washington law in connection with the proposed transactions and presented an overview of the material terms of the Asset Purchase Agreement and related agreements. At this meeting, representatives of Morgan Joseph also reviewed and discussed its analysis with respect to the Company and the proposed Asset Sale and, at the request of our board of directors, rendered its opinion to the effect that, as of May 27, 2014 and based on and subject to the assumptions made, procedures followed, factors considered and limitations on the review undertaken by Morgan Joseph as described in Morgan Joseph’s opinion, the consideration of $61,000,000 in cash to be received by the Company pursuant to the Asset Purchase Agreement was fair to the Company from a financial point of view. Our board of directors also reviewed the pros and cons of the Asset Sale, as set forth under “Reasons for the Asset Sale” below.
After further discussion, our board of directors unanimously approved the Asset Purchase Agreement and the transactions contemplated thereby, including the Asset Sale, subject to the resolution of the remaining issues to the satisfaction of the Company’s senior management team, and declared that the Asset Purchase Agreement and the transactions contemplated thereby, including the Asset Sale, are advisable to, and in the best interests of, the Company and its shareholders, and recommended that the Company’s shareholders vote to approve the Asset Purchase Agreement at a special meeting of the Company’s shareholders.
On May 28, 2014, representatives of the Company and Lockheed Martin, together with their respective legal advisors, worked to finalize the Asset Purchase Agreement and related agreements.
On May 28, 2014, following the resolution of the remaining open items, our board of directors convened a special meeting, at which members of our senior management team and representatives of Sheppard participated, to discuss the resolution of the remaining issues. After discussion, our board of directors unanimously reconfirmed its approval of the Asset Purchase Agreement and the transactions contemplated thereby, including the Asset Sale and its recommendation that the Company’s shareholders vote to approve the Asset Purchase Agreement.
Following final approval by our board of directors, the Seller Companies and the Buyer Companies executed and delivered the Asset Purchase Agreement, substantially in the form approved by our board of directors.
On May 29, 2014, before the opening of trading in the markets, the Company issued a press release announcing the definitive agreements relating to the transaction.
On May 29, 2014, before the opening of trading in the markets, Lockheed Martin issued a press release to announce the transaction.
Reasons for the Asset Sale
The domestic space industry is dominated by a few very large, well-capitalized companies with decades of experience and proven track records primarily serving government customers. Over the years, our attempts to grow Astrotech Space Operations were limited given this competitive landscape. Additionally, the portion of the space operations market that we serve continues to be challenged by uncertainty in government funding and support for key space programs. We believe that these factors will affect the number of new opportunities for revenue growth in the ASO Business, and may influence revenue variability. Our board of directors’ decision to enter into the Asset Purchase Agreement was based on a careful evaluation of the Company’s strategic alternatives, including opportunities for the Spacetech Business going forward, and followed a strategic alternatives review process conducted over several years.
In arriving at its determination that the Asset Sale is advisable to, and in the best interests of, the Company and our shareholders and its recommendation that the Company’s shareholders vote to approve the Asset Purchase Agreement, our board of directors considered the terms of the Asset Purchase Agreement, as well as other available strategic alternatives. As part of its evaluation process, our board of directors considered the risks, timing and uncertainties of each strategic alternative available to the Company, as well as financial information prepared by our management. In reaching its determination, our board of directors consulted with our senior management team, as well as our outside legal and financial advisors, and considered a number of factors. These factors included, but are not limited to, the following factors which our board of directors viewed as supporting its determination:
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  our board of directors’ belief that the portion of the space operations market in which the Company operates continues to be challenged by uncertainty in government funding and support for key space programs, that the industry is dominated by a few very large and well capitalized companies and that future revenue growth in the space operations market for a company our size may be limited given this competetive landscape;
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  the financial analysis reviewed and discussed with our board of directors by representatives of Morgan Joseph, as well as the opinion of Morgan Joseph delivered to our board of directors on May 27, 2014 to the effect that, as of that date and based on and subject to the assumptions made, procedures followed, factors considered and limitations on the review undertaken by Morgan Joseph as described in Morgan Joseph’s opinion, the consideration of $61,000,000 in cash to be received by Astrotech pursuant to the Asset Purchase Agreement was fair to Astrotech from a financial point of view;
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  the fact that the Company conducted a strategic alternatives review process that encompassed several years and that, in our board of directors’ view, the terms of Lockheed Martin’s proposal, as compared to other proposals received in the past, in the aggregate and taking into account the assets to be acquired and the liabilities to be assumed, were more favorable than the alternatives available to the Company;
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  the terms and conditions of the Asset Purchase Agreement, in particular that:
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  Astrotech may terminate the Asset Purchase Agreement, under certain circumstances, in order to accept a Superior Proposal and our board of directors may otherwise change its recommendation to act in a manner required in order for it to comply with its fiduciary duties (which may require the payment to Buyer of a $2,440,000 termination fee);
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  Buyer’s obligation to consummate the Asset Sale is not conditioned on Buyer obtaining financing and that certain of Buyer’s financial obligations under the Asset Purchase Agreement are guaranteed by Lockheed Martin to the extent set forth in the Asset Purchase Agreement;
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  Buyer agreed to assume certain obligations and liabilities;
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  Astrotech’s ability to engage in discussions and negotiations with, and provide information to, a third party that makes an unsolicited Acquisition Proposal, if our board of directors determines in good faith (after consultation with its financial advisor and outside legal counsel) that such Acquisition Proposal constitutes, or is reasonably expected to result in, a Superior Proposal and, among other requirements, that such action is required in order for it to comply with its fiduciary obligations;
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  the cash form of the consideration to be received in connection with the Asset Sale, in particular the certainty of value and liquidity of such cash consideration;
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  Buyer has indicated that it will (i) make offers of employment to all active employees of the ASO Business as of the closing of the Asset Sale and all inactive employees of the ASO Business upon their return to active status, in each case, with base salary and eligibility for annual cash bonus compensation at least equal to that provided by Astrotech and (ii) provide such employees who become employed with Buyer following the closing of the Asset Sale with certain employee benefit plans and arrangements thereby relieving Astrotech of certain severance and other liabilities;

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  the WBCA requires that the sale of all or substantially all of the Company’s assets be approved by the affirmative vote of holders of two-thirds (2/3) of the outstanding shares of the Company’s common stock entitled to vote, which ensures that the Asset Sale will not be completed without the support of a significant portion of our shareholders; and
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  that, under the WBCA, dissenters’ rights are provided to holders of common stock of Astrotech in connection with the Asset Sale Proposal.
Our board of directors also considered certain risks or potentially adverse factors in making its determination and recommendation, including, but not limited to, the following:
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  the risks and contingencies relating to the announcement and pendency of the Asset Sale and the risks and costs to the Company if the Asset Sale is not completed, including the effect of an announcement of termination of the Asset Purchase Agreement on the trading price of our common stock, our business and our relationships with customers, suppliers and employees;
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  our ability to attract and retain key personnel and the risk of diverting management’s focus and attention and employee resources from operational matters during the pendency of the Asset Sale;
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  that the Asset Purchase Agreement obligates Astrotech to indemnify Buyer and certain of its related parties against certain damages;
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  the requirement that Astrotech must pay to Lockheed Martin a reimbursement for fees and expenses not to exceed $1,000,000 if the Asset Purchase Agreement is terminated due to a failure of two-thirds (2/3) of our shareholders to approve the Asset Purchase Agreement and the requirement that Astrotech must pay Lockheed Martin a termination fee of $2,440,000 in circumstances where: (i) Buyer terminates the Asset Purchase Agreement after a Change in Recommendation, (ii) Buyer terminates the Asset Purchase Agreement after the Special Meeting has been held because the Company failed to obtain the vote of two-thirds (2/3) of our shareholders in favor of the Asset Sale Proposal and prior to the termination, there has been announced or otherwise communicated to our board of directors an Acquisition Proposal and we have either entered into a definitive agreement with respect to such Acquisition Transaction or such Acquisition Transaction is consummated within 12 months of the termination, (iii) we terminate the Asset Purchase Agreement during any time the Asset Purchase Agreement is otherwise terminable by Buyer pursuant to clauses (i) and (ii), or (iv) we terminate the Asset Purchase Agreement in order to enter into a Superior Proposal;
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  the terms of the Asset Purchase Agreement that place restrictions on the ways in which we may consider competing acquisition proposals and terminate the Asset Purchase Agreement and accept a Superior Proposal;
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  the restrictions on the conduct of our business prior to the completion of the Asset Sale that require the Company to conduct the ASO Business in the ordinary course, which could delay or prevent Astrotech from undertaking certain business opportunities that may arise pending completion of the Asset Sale and the length of time between signing and closing when these restrictions are in place;
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  the fact that our shareholders would lose the opportunity to realize potential business opportunities and possible future growth if the Company continued to operate the ASO Business;
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  the possibility that certain of our current directors, officers and employees may resign prior to or as a result of the completion of the Asset Sale and that the Company may be unable to attract qualified replacement directors, officers and employees; and
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  the fact that some of our directors and executive officers may have interests in the Asset Sale that are different from, or in addition to, the interests of our shareholders.
The foregoing discussion of the factors considered by our board of directors is not intended to be exhaustive, but rather includes material factors considered by the directors. Our board of directors also considered other factors, in deciding to approve, and unanimously recommending that our shareholders approve, the Asset Sale. In reaching its decision and recommendation to our shareholders, our board of directors did not quantify or assign any relative weights to the factors considered and individual directors may have given different weights to different factors. In addition, our board of directors did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to its ultimate determination, but rather conducted an overall analysis of the factors described above.
Recommendation of Our Board of Directors
Our board of directors has unanimously determined that the terms and conditions of the Asset Purchase Agreement and the transactions contemplated thereby, including the Asset Sale, are advisable to, and in the best interests of, Astrotech and its shareholders. Our board of directors unanimously recommends that our shareholders vote “FOR” the Asset Sale Proposal.
Opinion of Financial Advisor, Morgan Joseph TriArtisan LLC
Morgan Joseph was engaged to evaluate the fairness, from a financial point of view to Astrotech, of the consideration to be received by the Company in the Asset Sale Proposal. Morgan Joseph was selected among three other potential financial advisors and was selected because, among other reasons, Morgan Joseph has experience in the valuation of businesses and securities in connection with asset sales.
At the May 27, 2014 meeting of the board of directors of the Company (the “Board”), Morgan Joseph provided its opinion that, as of such date and based upon and subject to various qualifications and assumptions described with respect to its opinion, the consideration to be received by the Company in the Asset Sale Proposal was fair, from a financial point of view to Astrotech. Morgan Joseph’s opinion, which is addressed to the Board, is directed only to the fairness to Astrotech, from a financial point of view, of the consideration to be received in the Asset Sale Proposal. The opinion was prepared solely for the information of the Board for its use in connection with its consideration of the Asset Sale Proposal and was not intended to be, and does not constitute, a recommendation to any shareholder of the Company as to how that shareholder should vote or act with respect to the Asset Sale Proposal.
A copy of Morgan Joseph’s written opinion, which sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations of the scope of review undertaken by Morgan Joseph in rendering its opinion, is attached to this Proxy Statement as Annex C and is incorporated into this Proxy Statement by reference. The summary of the opinion of Morgan Joseph set forth in this document is supplemented by reference to the full text of such opinion and describes only material provisions of the opinion. Shareholders are urged to, and should, carefully read Morgan Joseph’s opinion in its entirety. Morgan Joseph was not requested to opine as to, and its opinion does not address, the relative merits of the Asset Purchase Agreement or the Asset Sale Proposal or any alternatives to such transaction, the Company’s underlying decision to proceed with or effect the Asset Sale Proposal, or any other aspect of the Asset Sale Proposal.
In conducting its analysis and arriving at its opinion, Morgan Joseph reviewed and analyzed, among other things, the following:
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  A draft of the Asset Purchase Agreement dated May 21, 2014;
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  The Annual Report on Form 10-K filed by the Company with the SEC with respect to its fiscal year ended June 30, 2013, the Quarterly Report on Form 10-Q filed by the Company with the SEC with respect to its fiscal quarter ended March 31, 2014, and certain other Exchange Act filings made by the Company with the SEC;
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  Certain other publicly available business and financial information concerning ASO and the industries in which it operates, which it believes to be relevant to our analyses;
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  With respect to ASO, certain information prepared internally by the Company, including certain budgets, forecasts and presentations prepared by the Company, which were provided to it by the Company’s senior management;

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  Certain publicly available information concerning certain companies engaged in businesses which it believed to be generally relevant to ASO and the trading markets for certain of such companies' securities; and,
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  The financial terms of certain recent unrelated transactions which it believed to be relevant.
Morgan Joseph also discussed with certain officers and employees of the Company and ASO the business, operations, assets, present condition and prospects of ASO and undertook such other studies, analyses and investigations as Morgan Joseph deemed appropriate.
In arriving at its opinion, with the Board’s express permission and without any independent verification, Morgan Joseph has assumed and relied upon the accuracy and completeness of all financial and other information and data publicly available, provided to, or otherwise reviewed by or discussed with Morgan Joseph, and upon the assurances of the managements of the Company, the Company’s subsidiaries and their respective affiliates that no information relevant to Morgan Joseph’s opinion has been omitted or remains undisclosed to Morgan Joseph. Morgan Joseph did not attempt to independently verify any such information or data nor did Morgan Joseph assume any responsibility to do so. With respect to ASO, Morgan Joseph has further assumed, with the Company’s permission, that the Company’s forecasts and projections provided to and reviewed by Morgan Joseph have been reasonably prepared based upon the best current estimates, information and judgment of the Company’s management as to the future financial condition, cash flows and results of operations of ASO; but subject to such adjustment as Morgan Joseph deemed appropriate.
Morgan Joseph made no independent investigation of and expressed no view on any legal, accounting or tax matters affecting the Company, and Morgan Joseph assumed the correctness of all legal, accounting and tax advice provided to the Board by the Company’s management and professional advisors. Morgan Joseph did not conduct a physical inspection of any of the properties, assets or facilities of ASO, nor did it make or obtain any recent independent valuation or appraisal thereof. Although Morgan Joseph took into account its assessment of general economic, market and financial conditions and its experience in transactions that, in whole or in part, it deemed to be relevant for purposes of its analyses as well as its experience in the valuation of securities in general, its opinion necessarily was based upon and limited to economic, financial, political, regulatory and other domestic and international events and conditions as they existed and were susceptible to evaluation as of the date thereof. Morgan Joseph assumed no responsibility to update, revise or reaffirm its opinion based upon any events or circumstances occurring or continuing after the date of its opinion.
In rendering its opinion, Morgan Joseph assumed that the Asset Sale Proposal would be consummated in all respects in accordance with the financial, economic and other material terms specified in the draft Asset Purchase Agreement. Morgan Joseph expressed no opinion as to the underlying business decision regarding the Asset Sale Proposal, and Morgan Joseph’s opinion does not constitute a recommendation to the Company, the Board, the shareholders or any other person or entity as to any specific action that should be taken (or omitted to be taken) in connection with a transaction with ASO.
In arriving at its opinion, Morgan Joseph was not authorized to solicit, and did not solicit, interest from any party with respect to a merger, business combination or other extraordinary transaction involving ASO, nor did it negotiate with any parties with respect to such potential transaction.
Summary of Financial Analyses Conducted by Morgan Joseph
The following is a summary of the material financial analyses underlying Morgan Joseph’s opinion, dated May 27, 2014 and delivered to the Board at its meeting of that date in connection with its consideration of the Asset Sale Proposal. The order of the analyses described below does not represent the relative importance or weight given to those analyses by Morgan Joseph or by the Board. Considering such data without considering the full narrative description of the financial analyses could create a misleading or incomplete view of Morgan Joseph’s financial analyses.
The description below explains Morgan Joseph’s methodology for evaluating the fairness, from a financial point of view to Astrotech, of the consideration to be received in the Asset Sale Proposal. No company or transaction used in the analyses described below was deemed to be identical to the ASO Business or the Asset Sale Proposal, and the summary set forth below does not purport to be a complete description of all the analyses or data presented by Morgan Joseph.

Although each analysis was provided to the Board, in connection with arriving at its opinion, Morgan Joseph considered all of its analyses as a whole and did not attribute any particular weight to any analysis or factor described below, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. This summary of financial analyses includes information presented in tabular format. In order to fully understand the financial analyses used by Morgan Joseph, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. The analyses listed in the tables and described below must be considered as a whole; considering any portion of such analyses and of the factor considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying Morgan Joseph’s fairness opinion.
Selected Publicly Traded Company Analysis
Morgan Joseph compared certain operating and valuation information for ASO to certain publicly available operating and valuation information for fifteen selected companies operating in the aerospace industry, as follows:
The Boeing Company
Lockheed Martin Corporation
Airbus Group N.V.
General Dynamics Corp.
Raytheon Co.
Northrop Grumman Corporation
L-3 Communications Holdings, Inc.
Rockwell Collins Inc.
Thales SA
Moog Inc.
Exelis Inc.
MacDonald Dettwiler & Associates Ltd.
Orbital Sciences Corp.
OHB AG
Calian Technologies Ltd.
In its analysis, Morgan Joseph derived a range of trading multiples for the selected companies, including, but not limited to, enterprise value (“EV”) as a multiple of latest twelve months’ (“LTM”) Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) for the most recently reported twelve-month period, EV as a multiple of estimated 2014 calendar year (“CY2014”) EBITDA, and EV as a multiple of the average EBITDA for actual calendar year 2013 and CY2014 and estimated calendar year 2015 (“3 Yr. Avg.”), calculated as follows:
Enterprise Value, which Morgan Joseph defined as market value of common equity on a diluted basis (including outstanding warrants, options and restricted stock units) plus the par value of total debt including out-of-the-money convertible debt, capitalized leases and preferred stock (on an as converted basis, if applicable) minus cash, cash equivalents and marketable securities, divided by EBITDA which excludes one-time charges.
Although none of the selected companies is directly comparable to ASO in all respects, they were chosen because they have operations, lines of business and/or product segments that for purposes of analysis may be considered similar to certain of ASO’s operations, lines of business and/or product segments.

The financial information reviewed by Morgan Joseph included trading multiples exhibited by the selected companies with respect to their LTM financial performance, CY2014 financial performance, and 3 Yr. Avg. financial performance. All trading multiples for the selected companies were based upon closing stock prices as of May 22, 2014. The table below provides a summary of these trading multiples:

Multiple	Mean	Median	High	Low
Enterprise Value/LTM EBITDA	9.0x	9.4x	15.5x	5.5x
Enterprise Value/CY2014 EBITDA	8.4x	8.7x	11.5x	5.5x
Enterprise Value/3 Yr. Avg. EBITDA	8.5x	8.9x	12.4x	5.4x

Selected Historical Transactions Analysis
Morgan Joseph analyzed certain publicly available information relating to the following selected acquisitions:

Announced	Target Company	Acquirer Company
August 26, 2013	Globecomm Systems Inc.	Wasserstein & Co.
January 7, 2013	EnergySolutions, Inc.	Energy Capital Partners
January 10, 2012	Remmele Engineering, Inc.	RTI International Metals, Inc.
January 9, 2012	UFC Aerospace Corp.	B/E Aerospace
April 4, 2011	Engineering Solutions & Products	Berkshire Partners
April 4, 2011	LaBarge, Inc.	Ducommun Inc.
April 1, 2011	SRA International, Inc.	Providence Equity Partners

For each of the selected transactions, Morgan Joseph calculated the multiple of latest twelve months’ EBITDA. The following table summarizes the results:

Multiple	Mean	Median	High	Low
Transaction Value/LTM EBITDA	8.3x	8.4x	11.1x	5.7x

Although none of these companies is directly comparable to ASO they were chosen for various reasons, including dependence on government funding processes, involvement in aerospace or satellite businesses or having product or service offerings with limited technological input.
Discounted Cash Flow Analysis
Using ASO’s projected financial information for fiscal years 2015 through 2019, Morgan Joseph calculated the net present values of ASO’s free cash flows using discount rates ranging from 16.5% to 19.5%. Morgan Joseph’s estimate of the appropriate range of discount rates was based on the estimated cost of equity and pre-tax cost of debt based on ASO’s assumed target debt-to-capital structure, as well as assumptions regarding interest rates, historical market risk premiums, size premiums and marginal tax rates. Morgan Joseph also estimated a range of terminal values for ASO based on EBITDA in 2019 applying multiples that ranged from 5.5x to 6.5x and discounted these terminal values using the assumed range of discount rates. The present values of the implied terminal values of ASO were then added to the present value of the after-tax unlevered free cash flows to arrive at a range of enterprise values.
Leveraged Buyout Analysis
Using ASO’s projected financial information for fiscal years 2015 through 2019, Morgan Joseph performed a leveraged buyout analysis to determine the potential implied enterprise value that might be achieved in an acquisition in a leveraged buyout transaction assuming an exit from the business in 2019. Estimated exit values were calculated by applying a range of exit value multiples of EBITDA from 6.5x to 7.5x. Morgan Joseph then derived a range of theoretical purchase prices based on assumed required internal rates of return for a buyer ranging from 23% to 25%, which was, in Morgan Joseph’s professional judgment, generally reflective of the minimum required internal rate of return commonly assumed when performing a leveraged buyout analysis of this type.

Additional Considerations
The preparation of a fairness opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. Morgan Joseph believes that its analyses must be considered as a whole and that selecting portions of its analyses, without considering the analyses taken as a whole, would create an incomplete view of the process underlying the analyses set forth in its opinion. In addition, Morgan Joseph considered the results of all such analyses and did not assign relative weights to any of the analyses, but rather made qualitative judgments as to significance and relevance of each analysis, so the ranges of valuations resulting from any particular analysis described above should not be taken to be Morgan Joseph’s view of the actual value of ASO.
In performing its analyses, Morgan Joseph made numerous assumptions with respect to industry performance, general business, economic and regulatory conditions and other matters, many of which are beyond the Company’s control. The analyses performed by Morgan Joseph are not necessarily indicative of actual values, trading values or actual future results which might be achieved, all of which may be significantly more or less favorable than suggested by such analyses. Such analyses were provided to the Board and were prepared solely as part of Morgan Joseph’s analysis of the fairness, from a financial point of view, of the consideration to be received in connection with the Asset Sale Proposal. The analyses do not purport to be appraisals or to reflect the prices at which companies may actually be sold, and such estimates are inherently subject to uncertainty. The opinion of Morgan Joseph was one of many factors taken into consideration by the Board in making its determination to approve the Asset Sale Proposal. Consequently, the analyses described above should not be viewed as determinative of the opinion of the Company, management or the Board with respect to the value of ASO.
The Company placed no limits on the scope of the analysis performed, or opinion expressed, by Morgan Joseph. Morgan Joseph did not perform a liquidation analysis.
Although some analyses performed may imply an enterprise value higher than the price being offered in the Asset Sale Proposal, in reaching its conclusion, Morgan Joseph considered the results of all of the other analyses Morgan Joseph performed. Morgan Joseph believes that its analyses must be considered as a whole and that selecting portions of its analyses, without considering all analyses, would create an incomplete and potentially inaccurate view of the process underlying its opinion.
Morgan Joseph’s opinion was necessarily based upon market, economic, financial and other circumstances and conditions existing and disclosed to it on May 27, 2014, and any material change in such circumstances and conditions may affect Morgan Joseph’s opinion, but Morgan Joseph does not have any obligation to update, revise or reaffirm that opinion.
For services rendered in connection with the delivery of its opinion, the Company paid Morgan Joseph a fee of $250,000 prior to the delivery of its opinion. The fee was not contingent on Morgan Joseph’s determination as to the fairness of the Asset Sale and there is no contingency fee payable to Morgan Joseph upon consummation of the Asset Sale. The Company also agreed to reimburse Morgan Joseph for its expenses incurred in connection with its services, including legal fees and disbursements, and will indemnify Morgan Joseph against certain liabilities arising out of its engagement.
Morgan Joseph is actively involved in the investment banking business and regularly undertakes the valuation of investment securities in connection with public offerings, private placements, business combinations and similar transactions. In the ordinary course of business, Morgan Joseph may trade in our securities for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities.
Prospective Financial Information
We do not as a matter of course make public projections as to future revenues, gross profit, EBITDA or other results due to, among other reasons, business volatility and the uncertainty of the underlying assumptions and estimates. However, we are including selected prospective financial information with respect to the ASO Business in this Proxy Statement to provide our shareholders with access to certain non-public unaudited projected financial information that was made available to our board of directors and Morgan Joseph in connection with the Asset Sale.

The unaudited prospective financial information was not prepared with a view toward public disclosure, and the inclusion of this information should not be regarded as an indication that either we or Morgan Joseph or any other recipient of this information considered, or now considers, the information to be predictive of actual future results. The selected prospective financial information is not being included in this Proxy Statement to influence our shareholders’ decision whether to vote in favor of Asset Sale Proposal, but because it represents prospective financial information prepared by our management that was used for purposes of the financial analyses performed by our financial advisor and that was presented to our board of directors on an “as if” basis as an alternative to the Asset Sale.
The unaudited prospective financial information was not prepared with a view toward complying with U.S. Generally Accepted Accounting Principles (“GAAP”), the published guidelines of the SEC regarding projections or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. This non-GAAP financial data, which has been prepared and presented in accordance with Company Accounting Policies and Practices, should be considered in addition to, not as a substitute for or a more appropriate indicator of, operating results, cash flows, or other measures of financial performance prepared in accordance with GAAP. Neither our independent registered public accounting firm, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the unaudited prospective financial information contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability. Our Annual Report on Form 10-K for the fiscal year ended June 30, 2013, which is incorporated by reference into this Proxy Statement and includes the report of our independent registered public accounting firm, relates to our historical financial information. Such report does not extend to the unaudited prospective financial information and should not be read to do so.
The unaudited prospective financial information does not take into account any circumstances or events occurring after May 1, 2014, the date such information was prepared. We have made publicly available our actual results of operations for the fiscal year ended June 30, 2013 and the fiscal quarter ended March 31, 2014. Shareholders are urged to read our Annual Report on Form 10-K for the fiscal year ended June 30, 2013 and Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2014, which are incorporated by reference into this Proxy Statement, to obtain this information. The unaudited prospective financial information does not give effect to the Asset Sale.
The following table presents selected unaudited prospective financial information prepared by the Company as of May 1, 2014 for the fiscal years ending 2014 through 2019:

	Fiscal Year Ended June 30 (in millions)
	2014	2015	2016	2017	2018	2019
Total Revenue	$16.4	$25.3	$23.3	$30.1	$25.8	$32.4
Gross Profit	$5.4	$14.0	$11.7	$17.7	$13.4	$19.3
EBITDA	$6.7	$15.1	$12.8	$18.9	$14.6	$20.5

Although presented with numeric specificity, the unaudited prospective financial information reflects numerous estimates and assumptions with respect to the domestic space operations market. All of these assumptions are difficult to predict and many are beyond our control. The unaudited prospective financial information was prepared solely for internal use and is subjective in many respects. As a result, although this information was prepared by our management based on estimates and assumptions that management believed were reasonable at the time, there can be no assurance that the prospective results will be realized or that actual results will not be significantly higher or lower than estimated. Since the unaudited prospective financial information covers multiple years, such information by its nature becomes less predictive with each successive year.
Readers of this Proxy Statement are cautioned not to place undue reliance on the unaudited prospective financial information set forth above. Shareholders are urged to review our Annual Report on Form 10-K for the fiscal year ended June 30, 2013 and Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2014 and future SEC filings for a description of risk factors with respect to our business. No representation is made by the Company, Buyer or any other person to any shareholder regarding the ultimate performance of the Company compared to the unaudited prospective financial information. No representation was made by the Seller Companies to Buyer in the Asset Purchase Agreement concerning this information.
Except as required by applicable securities laws, we do not intend to update or otherwise revise the prospective financial information to reflect circumstances existing after the date when made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying such prospective financial information are no longer appropriate.
Activities of Astrotech Following the Asset Sale
If the Asset Sale is completed, all of our assets related to or used in the ASO Business will be sold, and Buyer will be the sole beneficiary of any future earnings from those assets.
If the Asset Sale is completed, Astrotech will receive the consideration pursuant to the Asset Purchase Agreement.
We will retain any debts and liabilities of Astrotech Corporation not repaid or assumed by Buyer pursuant to the Asset Purchase Agreement, including expenses related to our remaining Spacetech Business.
The proceeds from the Asset Sale will be used to repay our outstanding indebtedness under our credit facilities and to repay the Texas Emerging Technology Fund for the investment it made in 1st Detect. In addition, we will pay for all costs related to the transaction, including taxes, legal fees and filing fees. Finally, we will incur ongoing operating costs as we grow 1st Detect and other operations under our Spacetech Business. Additionally, while we expect to continue to sell mass spectrometer units as we continue to expand the commercialization of our 1st Detect technology, we also plan to sell data analytic and predictive analytic solutions that will be available real-time in the Cloud. Our shareholders will not receive any of the proceeds from the Asset Sale.
To date, 1st Detect’s miniaturized mass spectrometer has been in a research and development phase. With our first commercial contract announced on January 29, 2014 with Rigaku, our goal is to position 1st Detect to grow and become a profitable component of the Company’s business. As 1st Detect transitions into manufacturing, capital will be required for market specific research and development, full scale manufacturing, inventory and marketing. While we have identified and started to approach our target markets, with the additional capital, we will have the ability to more aggressively penetrate the following target markets:
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  Pharmaceutical manufacturing;
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  Semiconductor manufacturing;
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  Chemical processing;
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  Food & beverage manufacturing;
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  Environmental;
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  Airport security;
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  Military;
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  Water & wastewater;
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  First responders;
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  Healthcare; and
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  Critical infrastructure.
Astrotech Corporation, our corporate structure, our public reporting obligations and the listing of our common stock on the NASDAQ Capital Market under the symbol ASTC will not be affected as a result of completing the Asset Sale.

U.S. Federal Income Tax Consequences of the Asset Sale
The following discussion is a general summary of the anticipated U.S. federal income tax consequences of the Asset Sale. The following discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), its legislative history, currently applicable and proposed Treasury regulations under the Code and published rulings and decisions, all as currently in effect as of the date of this Proxy Statement, and all of which are subject to change, possibly with retroactive effect. Tax considerations under state, local and non-U.S. laws, or federal laws other than those pertaining to income tax, are not addressed in this Proxy Statement. The following discussion has no binding effect on the Internal Revenue Service (the “IRS”) or the courts.
The proposed Asset Sale is a taxable transaction for U.S. federal income tax purposes, and Astrotech anticipates that we will realize a taxable gain for U.S. federal income tax purposes as a result of the Asset Sale. However, we have accumulated tax loss carryforwards to offset a significant portion of those gains. The determination of such gain on the Asset Sale and what extent Astrotech’s tax attributes will be available is highly complex and is based in part upon facts that will not be known until the completion of the Asset Sale. Therefore, the proposed Asset Sale will generate a U.S. federal income tax liability to Astrotech, and any such tax liability will reduce the after-tax cash proceeds of the Asset Sale available to the Company.
The proposed Asset Sale by Astrotech is entirely a corporate action. Our shareholders will not realize any income, gain or loss for U.S. federal income tax purposes solely as a result of the Asset Sale.
Accounting Treatment of the Asset Sale
The Asset Sale will be accounted for as a “sale” by Astrotech, as that term is used under generally accepted accounting principles, for accounting and financial reporting purposes.
Government Approvals
We believe that the notification and waiting period requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) do not apply to the Asset Sale and that we will not be required to make any filings with the Department of Justice’s Antitrust Division or the Federal Trade Commission (“FTC”) under the HSR Act. However, the FTC and the Antitrust Division frequently scrutinize the legality under the antitrust laws of transactions such as the Asset Sale. At any time before or after the consummation of the Asset Sale, the FTC or the Antitrust Division could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the transaction or seeking the divestiture of substantial assets of Lockheed Martin, Astrotech or their respective subsidiaries. Private parties, state attorneys general or foreign governmental entities may also bring legal action under antitrust laws under certain circumstances. Based upon an examination of information available relating to the businesses in which Lockheed Martin, Astrotech and their respective subsidiaries are engaged, the parties believe that the Asset Sale will not violate the antitrust laws. Nevertheless, there can be no assurance that a challenge to the Asset Sale on antitrust grounds will not be made or, if such a challenge is made, what the result would be.
We believe we are not required to make any material filings or obtain any material governmental consents or approvals before the consummation of the Asset Sale. If any approvals, consents or filings are required to consummate the Asset Sale, we will seek or make such consents, approvals or filings as promptly as possible.
Dissenters’ Rights
The following is a brief summary of the rights of holders of Astrotech common stock to dissent from the Asset Sale under Washington law and receive cash payment of the “fair value” of their shares. This summary is not a complete discussion of the law pertaining to dissenters’ rights and you should carefully read all of Chapter 23B.13 of the WBCA, which sets forth dissenters’ rights under Washington law and is attached to this Proxy Statement as Annex D.
If you are contemplating the possibility of dissenting from the Asset Sale, you should carefully review the text of Annex D, particularly the procedural steps required to perfect dissenters’ rights, which are complex. You should also consult your legal counsel. If you do not fully and precisely satisfy the procedural requirements of the WBCA, you will lose your dissenters’ rights.

The following summary of dissenters’ rights is qualified in its entirety by the full text of Annex D. The following summary does not constitute any legal or other advice, nor does it constitute a recommendation that Astrotech shareholders exercise their dissenters’ rights under WBCA Chapter 23B.13.
Requirements for Exercising Dissenters’ Rights
To exercise dissenters’ rights, you must:
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  deliver to Astrotech, before the vote is taken at the Special Meeting, written notice of your intent to demand payment for your Astrotech common stock if the Asset Sale is completed;
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  not vote your shares of Astrotech common stock, in person or by proxy, in favor of approving or “FOR” the Asset Sale Proposal; and
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  comply with the dissenters’ rights procedures described below under “Proposal No. 1: The Asset Sale Proposal — Dissenters’ Rights — Procedures to Exercise Dissenters’ Rights.”
If you do not satisfy each of these requirements, and the Asset Sale Proposal is approved at the Special Meeting, you will not be entitled to receive the “fair value” of your shares of Astrotech pursuant to WBCA Chapter 23B.13.
Unless contrary instructions are indicated on the proxy card, all shares of common stock represented by valid proxies will result in such shares being voted “FOR” the Asset Sale Proposal and will result in a waiver of your statutory dissenters’ rights. In addition, voting “AGAINST” or “ABSTAIN” with respect to the Asset Sale Proposal will not satisfy the notice requirement referred to above with respect to dissenters’ rights. To satisfy such notice requirements, you must also deliver the written notice of the intent to exercise dissenters’ rights to Astrotech at its principal office, 401 Congress Avenue, Suite 1650, Austin, Texas, 78701, Attention: Chief Financial Officer.
Procedures to Exercise Dissenters’ Rights
Within ten (10) days after the consummation of the Asset Sale, Astrotech will deliver written notice to all shareholders who have delivered written notice under the dissenters’ rights provisions and who have not voted in favor of the approval and adoption of the Asset Sale Proposal as described above. The notice will contain:
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  the address where the demand for payment and certificates representing shares of Astrotech common stock must be sent and the date by which the certificates must be deposited;
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  any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;
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  a form for demanding payment that states the date of the first announcement to the news media or to shareholders of the terms of the Asset Sale, and that requires certification of the date the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired beneficial ownership of the Astrotech common stock;
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  the date by which Astrotech must receive the payment demand; and
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  a copy of Chapter 23B.13 of the WBCA, which is also attached to this Proxy Statement as Annex D.
If you wish to assert dissenters’ rights, you must demand payment by returning the form that Astrotech will supply to you, certify that you acquired beneficial ownership of the shares before the first announcement of the terms of the Asset Sale to the news media or shareholders, and deposit your Astrotech common stock certificates by the date set forth in the notice. Astrotech may restrict the transfer of uncertificated shares as of the date demand for payment is received. If you fail to make a demand for payment and deposit your Astrotech common stock certificates by the required date, you will lose the right to receive fair value for your shares under the dissenters’ rights provisions, even if you filed a timely notice of intent to demand payment.

If Astrotech does not consummate the Asset Sale within sixty (60) days after the date set for demanding payment and depositing share certificates, Astrotech will return all deposited certificates and release any transfer restrictions on uncertificated shares. If Astrotech does not return the deposited common stock certificates and release any transfer restrictions on uncertificated shares within sixty (60) days after the date set, you may notify Astrotech in writing of your estimate of the fair value of your Astrotech common stock plus the amount of interest due and demand payment of your estimated amount.
Except as provided below, within thirty (30) days of the later of the consummation of the Asset Sale or Astrotech’s receipt of a valid demand for payment, Astrotech will remit to each dissenting shareholder who complied with the dissenters’ rights requirements of the WBCA the amount Astrotech estimates to be the fair value of the shareholder’s Astrotech common stock, plus accrued interest. Astrotech will include the following information with the payment:
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  annual and interim period financial statements relating to Astrotech;
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  Astrotech’s estimate of the fair value of the shares and a brief description of the method used to reach that estimate;
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  an explanation of how the interest was calculated;
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  a statement that a dissenting shareholder can demand payment if such shareholder is dissatisfied with Astrotech’s estimate of the fair value of the dissenting shares; and
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  a copy of Chapter 23B.13 of the WBCA.
For dissenting shareholders who were not the beneficial owners of the shares of Astrotech common stock before May 29, 2014, the date of the first announcement to news media or Astrotech shareholders of the terms of the Asset Sale, Astrotech may withhold payment and instead send a statement setting forth its estimate of the fair value of their shares and offering to pay such amount, with interest, as a final settlement of the dissenting shareholder’s demand for payment. The offer will be accompanied by an explanation of how Astrotech estimated fair value and calculated interest and a statement of the shareholder’s rights if dissatisfied with the payment offer.
If Astrotech fails to make payment or consummate the Asset Sale and return deposited certificates and release transfer restrictions on uncertificated shares within sixty (60) days after the date set for demanding payment, or if you are dissatisfied with your payment or offer for payment, you may, within thirty (30) days of the payment or offer, notify Astrotech in writing of your estimate of fair value of your shares and the amount of interest due and demand payment of your estimate. If any dissenting shareholder’s demand for payment is not settled within 60 days after receipt by Astrotech of his or her payment demand, Section 23B.13.300 of the WBCA requires that Astrotech commence a proceeding in Thurston County Superior Court and petition the court to determine the fair value of the shares and accrued interest, naming all the dissenting shareholders whose demands remain unsettled as parties to the proceeding.
The court may appoint one or more appraisers to receive evidence and make recommendations to the court as to the amount of the fair value of the shares. If the court determines that the fair value of the shares is in excess of any amount remitted by Astrotech, then the court will enter a judgment for cash in favor of the dissenting shareholders in an amount by which the value determined by the court, plus interest, exceeds the amount previously remitted.
The court will determine the costs and expenses of the court proceeding and assess them against Astrotech, except that the court may assess part or all of the costs against any dissenting shareholders whose actions in demanding payment are found by the court to be arbitrary, vexatious or not in good faith. If the court finds that Astrotech did not substantially comply with the relevant provisions of Sections 23B.13.200 through 23B.13.280 of the WBCA, the court may also assess against Astrotech any fees and expenses of attorneys or experts that the court deems equitable. The court may also assess those fees and expenses against any party if the court finds that the party has acted arbitrarily, vexatiously or not in good faith in bringing the proceedings. The court may award, in its discretion, fees and expenses of an attorney for the dissenting shareholders out of the amount awarded to the shareholders, if it finds the services of the attorney were of substantial benefit to the other dissenting shareholders and that those fees should not be assessed against Astrotech.

A shareholder of record may assert dissenters’ rights as to fewer than all of the shares registered in the shareholder’s name only if the shareholder dissents with respect to all shares beneficially owned by any one person and notifies Astrotech in writing of the name and address of each person on whose behalf the shareholder asserts dissenters’ rights. The rights of the partial dissenting shareholder are determined as if the shares as to which the shareholder dissents and the shareholder’s other shares were registered in the names of different shareholders. Beneficial owners of Astrotech common stock who desire to exercise dissenters’ rights themselves must dissent with respect to all the shares they beneficially own or have the power to direct the vote and must obtain and submit the record shareholder’s written consent to the dissent at or before the time they file the notice of intent to demand fair value.
For purposes of the WBCA, “fair value” means the value of Astrotech common stock immediately before the consummation of the Asset Sale, excluding any appreciation or depreciation in anticipation of the Asset Sale, unless that exclusion would be inequitable. Under Section 23B.13.020 of the WBCA, an Astrotech shareholder has no right, at law or in equity, to set aside the approval of the Asset Sale Proposal and/or the consummation of the Asset Sale except if the approval or consummation fails to comply with the procedural requirements of Chapter 23B.13 of the WBCA, Astrotech’s articles of incorporation or Astrotech’s bylaws, or was fraudulent with respect to that shareholder or Astrotech.
Interests of Certain Persons in the Asset Sale
As described in the section entitled “Proposal No. 2: Advisory Vote on Golden Parachute Compensation Arrangements — Golden Parachute Compensation” on page 72, certain of our executive officers and directors may have interests in the Asset Sale that are different from, or are in addition to, the interests of our shareholders generally. Our board of directors was aware of these interests and considered them, among other matters, in approving the Asset Purchase Agreement.
On May 28, 2014, prior to execution of the Asset Purchase Agreement, Don M. White, Senior Vice President and General Manager of ASO, and Buyer entered into two employment-related agreements, one of which will provide certain financial incentives to Mr. White in connection with his continued role with the ASO Business as an employee of Buyer following the Closing (the “Retention Agreement”) and the other of which provides for certain severance payments to be made to Mr. White by Buyer with respect to the termination of his employment with Buyer under certain circumstances (the “Separation Agreement”). Both agreements are conditioned on the consummation of the Asset Sale and become effective as of the Closing.
Under the Retention Agreement, Mr. White will be eligible to receive up to $200,000 if he remains employed by Buyer, Lockheed Martin or their subsidiaries for a twenty-four month period after the Closing, payable in one retention payment of $100,000 that becomes payable following the first anniversary of the Closing and another retention payment of $100,000 that becomes payable following the second anniversary of the Closing, provided in each case that he has satisfied the following criteria as of the applicable retention payment date: (a) (i) devoted full effort and diligence to the ongoing business of Buyer and the integration of the ASO Business and (ii) fully complied with the covenants and obligations set forth in the Retention Agreement and a related conduct agreement; (b) remained employed by Buyer, Lockheed Martin or their subsidiaries; (c) executed and delivered a release of claims; and (d) executed the conduct agreement contemporaneously with execution of the Retention Agreement. Mr. White will not be entitled to any then-remaining portion of the retention payments if he voluntarily resigns or is involuntarily terminated from his employment with Buyer.
Under the Separation Agreement, Mr. White will be eligible to receive a lump sum separation payment in the amount of 75% of his base salary in effect on the separation date and 75% of his last annual bonus paid prior to the separation date if he (a) is involuntarily terminated by Buyer or Lockheed Martin without Cause (as defined in the Separation Agreement), including as a result of any layoff, other than by reason of death or disability, (b) executes and delivers a release of claims at the times and in the manner contemplated by the Separation Agreement, and (c) executes a conduct agreement contemporaneously with execution of the Separation Agreement. Mr. White shall not be entitled to any portion of the separation payment if he voluntarily retires or resigns (for any reason) or is terminated for Cause.
The Asset Purchase Agreement
Below and elsewhere in this Proxy Statement is a summary of the material terms of the Asset Purchase Agreement, a copy of which is attached to this Proxy Statement as Annex A and which we incorporate by reference into this Proxy Statement. Capitalized terms used and not defined in the summary have the meanings ascribed to such terms in the Asset Purchase Agreement. We encourage you to carefully read the Asset Purchase Agreement in its entirety as the summaries contained herein may not contain all of the information about the Asset Purchase Agreement that is important to you.
The Asset Purchase Agreement has been included to provide you with information regarding its terms, and we recommend that you carefully read the Asset Purchase Agreement in its entirety. Except for its status as a contractual document that establishes and governs the legal relations among the parties thereto with respect to the Asset Sale, we do not intend for its text to be a source of factual, business or operational information about us. The Asset Purchase Agreement contains representations, warranties and covenants that are qualified and limited, including by information in the disclosure letter referenced in the Asset Purchase Agreement that the parties delivered in connection with the execution of the Asset Purchase Agreement (the “Disclosure Letter”). Representations and warranties may be used as a tool to allocate risks between the respective parties to the Asset Purchase Agreement, including where the parties do not have complete knowledge of all facts, instead of establishing such matters as facts. Furthermore, the representations and warranties may be subject to different standards of materiality applicable to the contracting parties, which may differ from what may be viewed as material to you. These representations may or may not have been accurate as of any specific date and do not purport to be accurate as of the date of this Proxy Statement. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the Asset Purchase Agreement and subsequent developments or new information qualifying a representation or warranty may have been included in this Proxy Statement. You should not rely on its representations, warranties or covenants as characterizations of the actual state of facts or condition of Astrotech or any of our affiliates.
Transferred Assets
Upon the terms and subject to the conditions of the Asset Purchase Agreement, including the satisfaction of the closing conditions, Buyer will purchase all of the assets, properties, rights, licenses, permits, contracts, real property, causes of action and business held or used in the conduct of the ASO Business, including all direct or indirect right, title and interest of the Seller Companies in, to and under the following assets, referred to in this Proxy Statement as the transferred assets:
•
  the rights and interests under owned and leased real property used by the ASO Business;
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  all personal property and interests therein, including machinery, equipment, furniture, office equipment, communications equipment, vehicles, storage tanks, spare and replacement parts, fuel and other property that are used or held for use in or necessary for the conduct of the ASO Business;
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  all contracts, including contracts with the U.S. government, its contractors or subcontractors and which relate to the ASO Business;
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  all bids, including bids for contracts with the U.S. government, that relate to the ASO Business;
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  all accounts receivable and notes receivable that arise out of or in connection with any contract relating to the ASO Business;
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  all deposits and all expenses that have been prepaid that are necessary for the conduct of the ASO Business or relate to any transferred asset, including lease and rental payments;
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  all rights, claims, credits, causes of action or rights of set-off against persons other than Seller Companies that have arisen from or in connection with the conduct of the ASO Business or relate in any way to the transferred assets;
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  all intellectual property developed by, used or held for use in or necessary for the conduct of the ASO Business;
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  all right, title and interest in and to the name “Astrotech” and all derivations thereof;
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  certain proprietary information;

•
  all transferable franchises, licenses, permits or other authorizations issued by a governmental authority owned by, or granted to, or held or used by, a Seller Company that are used or held for use in or necessary for the conduct of the ASO Business;
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  excepting all tax returns and all other internal tax records of the Seller Companies, all business books, records, files and papers, whether in hard copy or computer format, of a Seller Company that are used or held for use in or necessary for the conduct of the ASO Business, including books of account, invoices, engineering information, sales and promotional literature, manuals and data, sales and purchase correspondence, lists of present and former suppliers, lists of present and former customers, personnel and employment records of present or former employees, documentation developed or used for accounting, marketing, engineering, manufacturing, or any other purpose relating to the conduct of the ASO Business at any time prior to the closing of the Asset Sale (the “Closing”);
•
  all insurance proceeds (except to the extent relating to excluded assets or excluded liabilities) arising out of or related to damage, destruction or loss of any transferred assets to the extent of any damage or destruction that remains unrepaired, or to the extent any property or asset remains unreplaced at the date of Closing; and
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  all software programs, documentation and other related materials, including licenses from the licensor of the software, for (A) software embedded in any hardware or equipment that is a transferred asset or that is used in a separate computer to operate such hardware or equipment, and (B) operating system software and commercial off-the-shelf software installed in any computer, workstation, personal digital assistant, cell phone or other communications device that is a transferred asset.
Excluded Assets
Buyer will not purchase, and Astrotech will retain, certain excluded assets, including:
•
  all cash and cash equivalents;
•
  all refunds of taxes and all prepaid income taxes (A) arising from or with respect to the transferred assets prior to the closing of the Asset Sale, or (B) arising from or with respect to the operations of the ASO Business for periods (or portions thereof) ending on or prior to the date of Closing or (C) with respect to which the Seller Companies have an obligation to indemnify the Buyer Companies;
•
  except to the extent taken into account in the determination of the final net working capital amount or as otherwise provided in the Asset Purchase Agreement, all assets of the Seller Companies used exclusively in the Company’s Spacetech Business Unit;
•
  all contracts in the name of Astrotech that do not relate in any respect to the ASO Business or otherwise are set forth in the Disclosure Letter;
•
  all capital stock or any other securities of any Seller Company or any other subsidiary of Astrotech;
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  all intellectual property owned, licensed or otherwise used by ASO or AFH not constituting a transferred asset and certain other specified software programs;
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  all assets relating to employee benefit plans except to the extent the Asset Purchase Agreement provides for the transfer of such assets to Buyer or to a trust associated with a corresponding plan sponsored by Buyer;
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  all documents containing any attorney-client, work product or other applicable privilege relating to Sheppard Mullin Richter & Hampton LLP’s representation of the Seller Companies in connection with the Asset Sale and related transactions;
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  all tax returns and all other internal corporate and tax records of the Seller Companies; and
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  all assets related to excluded liabilities.

Assumed Liabilities
The Asset Purchase Agreement expressly provides that Buyer will not assume any of our liabilities other than the following specified liabilities related to the ASO Business and the acquired assets, referred to in this Proxy Statement as the assumed liabilities:
•
  all liabilities and obligations at or prior to the Closing, that (A) are set forth on, or reflected or referred to in, the balance sheet of the ASO Business as of immediately prior to the date of the closing of the Asset Sale and are taken into account in the calculation of the final net working capital amount as of immediately prior to the date of the closing of the Asset Sale (including accounts payable and reserves reflected as contra-asset accounts), or (B) are otherwise a liability or obligation that Buyer is expressly assuming pursuant to the Asset Purchase Agreement;
•
  all future performance obligations under transferred contracts arising on or after the date of Closing;
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  all liabilities and obligations relating to the owned or leased real property that constitutes transferred assets arising from or relating to facts, circumstances or conditions first occurring on or after the date of Closing;
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  all liabilities and obligations for taxes arising from or with respect to the transferred assets or the operations of the ASO Business after the Closing; and
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  certain other specified liabilities.
Excluded Liabilities
We will retain all liabilities other than the assumed liabilities, including the following specified liabilities related to the excluded assets, referred to in this Proxy Statement as the excluded liabilities:
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  all liabilities or obligations for any tax in respect of any period (or portion thereof) ending on or before the date of Closing;
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  all liabilities or obligations, whether in existence on the signing date of the Asset Purchase Agreement or arising thereafter, in respect of notes payable (including intercompany promissory notes) or similar obligations relating to or arising out of the financing of the ASO Business or the transfer of cash to or from the ASO Business;
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  all liabilities or obligations, whether in existence on the signing date of the Asset Purchase Agreement or arising thereafter, relating to fees, commissions or expenses owed to any broker, finder, investment banker, accountant, attorney or other intermediary or advisor employed by the Seller Companies in connection with the Asset Sale and related transactions;
•
  all liabilities for indebtedness;
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  any damages or other recovery related to any litigation involving the Seller Companies;
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  all liabilities or obligations expressly retained by the Seller Companies with respect to employee and employee benefit matters pursuant to the Asset Purchase Agreement;
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  all liabilities and obligations relating to errors or omissions or allegations of errors or omissions or claims of design or other defects with respect to any product sold or service provided by the ASO Business prior to the date of Closing;
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  all liabilities and obligations relating to warranty obligations or services with respect to any product sold or service provided by the ASO Business prior to the date of Closing;
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  all liabilities and obligations in respect of employees of the ASO Business, and beneficiaries and dependents of employees of the ASO Business, arising prior to or on the date of closing of the Asset Sale, including under employee benefit plans, except to the extent otherwise provided to be assumed by Buyer in accordance with the Asset Purchase Agreement; and
•
  all environmental liabilities arising from facts, circumstances or conditions first occurring prior to the closing of the Asset Sale.

Consideration to be Received by Astrotech
The consideration for the Asset Sale will be $61,000,000 (subject to a net working capital adjustment) and the assumption by Buyer of the assumed liabilities.
Escrow
We have agreed to enter into an Escrow Agreement with Buyer and Citibank, N.A., as escrow agent, upon the Closing, pursuant to which Buyer will deliver $6,100,000 from the purchase price for the ASO Business into escrow for the purpose of securing the indemnification obligations of the Seller Companies set forth in the Asset Purchase Agreement and related transaction documents. The amount in escrow will be released to us within three business days following the 18-month anniversary of the date of closing of the Asset Sale, minus amounts in respect of any pending Buyer indemnification claims. which will be released upon final resolution of such claims.
Adjustment Holdback
On the date of closing of the Asset Sale, Buyer shall withhold $1,830,000 from the purchase price for the purpose of securing any purchase price adjustment to be paid by the Seller Companies pursuant to a net working capital adjustment to be calculated in accordance with the terms of the Asset Purchase Agreement.
Indemnification of Buyer Companies
From and after the Closing, we will indemnify the Buyer Companies and their affiliates and each of its respective directors, officers, attorneys, accountants, employees, advisors or agents, collectively referred to in this Proxy Statement as the Buyer indemnified parties, in respect of, and hold the Buyer indemnified parties harmless against, any and all assessments, losses, damages, costs, expenses, liabilities, judgments, awards, fines, sanctions, penalties, charges and amounts paid in settlement, collectively referred to in this Proxy Statement as damages, incurred as a result or arising out of:
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  (i) any breach of certain representations or warranties or covenants to be performed prior to the closing of the Asset Sale, made or to be performed by a Seller Company pursuant to the Asset Purchase Agreement or related agreements;
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  (ii) any breach by the Seller Companies of, or failure by the Seller Companies to perform, any of our covenants or obligations contained in this Agreement or in any of the other Transaction Documents that are required to be performed after the Closing;
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  (iii) any Excluded Liabilities (including any Seller Company’s failure to perform or in due course pay or discharge any Excluded Liability);
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  (iv) any fraud or willful misconduct of any Seller Company in connection with the Asset Purchase Agreement or related agreements;
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  (v) any matters for which indemnification is provided by a Seller Company in connection with employee and employee benefit matters pursuant to the Asset Purchase Agreement;
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  (vi) any liability for transfer taxes related to any taxable period ending before the date of the closing of the Asset Sale;
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  (vii) any criminal act or omission by any Seller Company that occurred prior to the date of the Closing; and
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  (viii) any claim by any holder of capital stock (or other equity interest) of any Seller Company alleging any breach of fiduciary duty or that such holder is entitled to any payment in connection with the Asset Purchase Agreement or the Asset Sale and other related transactions.
Our maximum aggregate liability for breaches of representations and warranties (other than Fundamental Representations) and claims made pursuant to (v) above in this section (collectively, the “Non-Fundamental Representations”) will be limited to $6,100,000. Our maximum aggregate liability for indemnification claims for Fundamental Representations will be limited to an amount equal to 50% of the purchase price, less the aggregate amount of damages paid to the Buyer indemnified parties (either by way of a distribution of amounts held in escrow or directly by the Seller Companies) for indemnification claims arising from breaches of Non-Fundamental Representations and Fundamental Representations. Our maximum aggregate liability for indemnification claims for breaches pursuant to (ii), (iii), (iv), (vi), (vii) and (viii) above in this section will be limited to an amount equal to the purchase price, less the aggregate amount of damages paid to the Buyer indemnified parties (either by way of a distribution of amounts held in escrow or directly by the Seller Companies) for all indemnification claims arising under the indemnification provisions of the Asset Purchase Agreement.
Indemnification of the Seller Companies
From and after the closing of the Asset Sale, the Buyer Companies will indemnify the Seller Companies, our affiliates and our respective directors, officers, attorneys, accountants, employees, advisors or agents, collectively referred to in this Proxy Statement as the Seller indemnified parties, in respect of, and hold the Seller indemnified parties harmless against, any and all damages incurred as a result or arising out of:
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  any breach of certain representations or warranties or covenants made or to be performed by a Buyer Company pursuant to the Asset Purchase Agreement or related agreements; or
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  any Assumed Liabilities (including any Buyer Company’s failure to perform or in due course pay or discharge any Assumed Liability).
Representations and Warranties
The Asset Purchase Agreement contains certain customary representations and warranties made by the Seller Companies that are subject, in some cases, to specified exceptions and qualifications contained in the Asset Purchase Agreement or in information provided pursuant to the Disclosure Letter delivered in connection therewith. These representations and warranties relate to, among other things:
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  corporate existence and power, qualification and good standing of the Seller Companies;
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  the authorization, execution, delivery and enforceability of the Asset Purchase Agreement and related agreements by the Seller Companies;
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  government authorization, consent, approval and compliance;
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  the absence of conflicts with the charter or bylaws of the Seller Companies or with any applicable laws and the absence of defaults under any material contract;
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  information in the Proxy Statement;
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  financial statements and the absence of undisclosed liabilities and deficiencies or weaknesses in internal controls;
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  absence of any changes that would reasonably be expected to result in a material adverse effect;
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  real property, including owned and leased real property;
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  absence of litigation and regulatory action that is threatened against or affecting the Seller Companies;
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  material contracts, including materiality requirements and thresholds thereof;
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  licenses, permits and similar authorizations;
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  absence of investment bankers, brokers or other finders’ fees;
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  compliance with any applicable laws;
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  environmental compliance, including permits, licenses and authorizations;
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  intellectual property, including rights, title and compliance;
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  tax compliance and related matters;
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  employee information, employee benefits and labor related matters;

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  government contracts and bids and the absence of property loaned by any governmental authority;
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  security clearances;
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  accounts receivable;
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  sufficiency of transferred assets to conduct the business of the Seller Companies and good title to all such assets;
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  indebtedness;
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  customer and supplier contracts, including the contract backlog;
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  related party transactions;
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  absence of powers of attorney;
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  exports and compliance with international trade laws and regulations;
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  ethical practices and compliance with the Foreign Corrupt Practices Act; and
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  privacy and security of personal information.
In addition, the Buyer Companies made representations and warranties regarding, among other things:
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  corporate existence and power, qualification and good standing of the Buyer Companies;
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  the authorization, execution, delivery and enforceability of the Asset Purchase Agreement and related agreements;
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  government authorization, consent, approval and compliance;
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  the absence of conflicts with the charter or bylaws of the Buyer Companies or with any applicable laws and the absence of defaults under any material contract;
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  absence of litigation and regulatory action that is threatened against or affecting the Buyer Companies;
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  absence of approval required by the equity holders of Buyer;
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  information in the Proxy Statement;
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  absence of investment bankers, brokers or other finders’ fees; and
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  financing.
Some of the representations and warranties contained in the Asset Purchase Agreement are qualified by materiality or possess a Material Adverse Effect standard. For purposes of the representations and warranties in the Asset Purchase Agreement, “Material Adverse Effect” is defined to mean any change, effect, event or occurrence that, with respect to the ASO Business or any person, affects the assets, liabilities, financial condition or results of operations disproportionately to other companies in the industry; provided, however, that none of the following constitute a “Material Adverse Effect”:
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  changes in the economy, financial markets or political conditions, whether resulting from acts of terrorism or war or otherwise, affecting the U.S. economy or the industry in which the ASO Business operates (except to the extent that any such change, effect or occurrence affects the ASO Business disproportionately to other companies in the industry);
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  any adverse change, effect, event, occurrence, state of facts or development resulting from any change in regulatory conditions or change in applicable laws affecting the industry in which the ASO Business operates or changes in the interpretation of such applicable laws by governmental authorities (except to the extent that any such change, effect or occurrence affects the ASO Business disproportionately to other companies in the industry);

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  any adverse change, effect, event, occurrence, state of facts or development resulting from the taking of any action required by, or the failure to take any action prohibited by, the Asset Purchase Agreement;
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  any change in GAAP (except to the extent that any such change, effect or occurrence affects the ASO Business disproportionately to other companies in the industry);
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  any earthquake or other natural disaster;
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  the commencement, continuation or escalation of a war, material armed hostilities or other material international or national calamity or act of terrorism directly or indirectly involving the United States of America (except to the extent that any such change, effect or occurrence affects the ASO Business disproportionately to other companies in the industry);
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  any change in the stock price of the Company (but not including the reason or reasons for such change); and
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  any failure of any of the Company or its subsidiaries to meet any forecasts or projections (but not including the reason or reasons for such failure).
Covenants Relating to the Conduct of the Business
The Seller Companies have agreed in the Asset Purchase Agreement that we, between signing and Closing (or termination of the Asset Purchase Agreement, if earlier), will conduct the ASO Business in accordance with the historical and customary practices relating to the conduct of the ASO Business and will not take any of the following actions in respect of the ASO Business:
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  make or permit any change in, or cease in whole or in part, the ASO Business, or enter into any transaction in each case not in accordance with the current customary operating practices relating to the conduct of the ASO Business;
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  sell, lease, transfer or otherwise dispose of (except in the ordinary course of business) or encumber or create a lien (other than a permitted lien) on all or any portion of the transferred assets including, without limitation, rights to intellectual property or other intangible assets;
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  enter into, amend, modify or terminate any material contract;
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  default or suffer to exist any event or condition, which with notice or the lapse of time or both would constitute a default by any Seller Company under any contract (except for any default that would not have an adverse effect on the ASO Business);
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  increase or commit to increase, the compensation or benefits payable to any officer, director or employee or agent of the Seller Companies who will constitute a transferred employee (other than changes made in accordance with historical and customary operating practices of any of the Seller Companies, changes required by specified employment agreements, or changes required by applicable law), or enter into any new agreement with respect to the employment of any employee who will constitute a transferred employee which is not terminable at will;
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  make any alteration in the manner of keeping the books, accounts or records of the Seller Companies, or in the financial or tax accounting methods, principles or practices therein reflected, except insofar as may be required by GAAP or applicable law (in each case following consultation with our independent auditor); provided that we may make alterations in any manner of keeping books, accounts or records or accounting methods, principles or practices of the Seller Companies for tax purposes that would not reasonably be expected to affect the Buyer with respect to a period ending after the closing of the Asset Sale or any portion thereof;
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  make any capital expenditure or commitment therefore involving more than $500,000 with respect to the transferred assets or the assumed liabilities; provided that in no event shall any Seller Company commit to make to capital expenditure after the closing of the Asset Sale that would constitute an assumed liability (or for which Buyer would otherwise be responsible);

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  without a demonstrably valid business reason, accelerate or defer any item of income or expense (not including an acceleration or deferral for income tax purposes);
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  write up, write down or write off the book value of any transferred asset, except (i) for depreciation and amortization in accordance with GAAP consistently applied or (ii) as otherwise required under GAAP;
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  effect any dissolution, winding up, liquidation or termination of the ASO Business or take any steps or make any other arrangement or composition with any creditors of the Seller Companies with respect to the ASO Business or transferred assets;
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  except for the acquisition of the assets or business of another person by one of our subsidiaries (other than a Seller Company) and which would not have any effect on the ASO Business, effect any merger or consolidation, acquire an interest in or a substantial portion of the assets or business of any person or otherwise acquire any material assets, or effect any reorganization or recapitalization;
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  declare, set aside, make or pay any dividend or other distribution (whether payable in cash, stock, property or a combination thereof) with respect to any of our capital stock; provided that we may declare and pay dividends solely in cash to our shareholders in an aggregate amount not to exceed $1,000,000; or enter into any agreement with respect to the voting or registration of our capital stock;
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  incur any indebtedness, assume, endorse, guarantee or otherwise become liable for any indebtedness or obligation of any other person (other than endorsements for deposit in the ordinary course of business);
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  make any change in executive management or key personnel of the ASO Business;
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  institute, settle or dismiss any litigation, claim or other proceedings before any court or governmental authority where such proceeding involves any obligation of or restriction on the Seller Companies in respect of the Asset Purchase Agreement or any transferred asset or would affect the ASO Business or any transferred asset after closing of the Asset Sale; or
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  convene any meeting (or any adjournment thereof) of our shareholders other than a shareholder meeting to adopt the Asset Purchase Agreement or our 2014 Annual Meeting of Shareholders (provided that the matters to be voted on at such annual meeting shall be limited to those matters set forth in the preliminary proxy statement filed with the SEC on May 23, 2014), unless such a meeting is required by applicable law.
We may, however, do any of the above prohibited actions with Buyer’s prior written consent, which shall not be unreasonably withheld.
No Solicitation
The Asset Purchase Agreement requires that upon signing of the Asset Purchase Agreement, we must cease and cause to be terminated any existing solicitation, encouragement, discussion or negotiation with any person conducted prior to the signing of the Asset Purchase Agreement that relate to any Acquisition Proposal and we must provide notice to all such persons that all confidential information provided by or on our behalf, or by or on the behalf of ASO or AFH, prior to the date of the Asset Purchase Agreement must be immediately returned or destroyed.
In addition, at all times during the period beginning on the date of the Asset Purchase Agreement and continuing until the closing of the Asset Sale (or prior termination in accordance with the Asset Purchase Agreement), we do not, directly or indirectly, and do not authorize or permit any of our directors, officers, attorneys, accountants, employees, advisors or agents (collectively, “representatives”) or affiliates, including AFH and ASO to, directly or indirectly:
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  solicit, initiate, facilitate or knowingly encourage or induce the making, submission or announcement of any Acquisition Proposal or take any action that could reasonably be expected to lead to an Acquisition Proposal;

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  furnish any non-public information regarding any Seller Company to any person in connection with or in response to an Acquisition Proposal or an inquiry or indication of interest that could reasonably be expected to lead to an Acquisition Proposal;
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  participate or engage in discussions or negotiations with any person with respect to any Acquisition Proposal; or
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  (A) withdraw or modify the recommendation of the Board that the shareholders of Astrotech vote to adopt the Asset Purchase Agreement in a manner adverse to Buyer or adopt a resolution to withdraw or modify such recommendation in a manner adverse to Buyer; (B) fail to announce publicly, within 10 business days after a tender offer or exchange offer relating to securities of Astrotech shall have been commenced, that the Board recommends rejection of such tender or exchange offer; (C) fail to issue, within 10 business days after an Acquisition Proposal is publicly announced, a press release announcing its opposition to such Acquisition Proposal; or (D) enter into any letter of intent, term sheet, agreement in principle, memorandum of understanding or similar document or any contract (other than certain confidentiality agreements) contemplating or otherwise relating to any Acquisition Transaction (each of the foregoing actions described in clauses (A) through (D) of this sentence being referred to in this Proxy Statement as a “Change in Recommendation”).
Notwithstanding the foregoing, we may furnish nonpublic information to or enter into discussions with any person in response to a bona fide Acquisition Proposal if the Board determines, in good faith and after having taken into account the advice of outside legal counsel, that such Acquisition Proposal is or is reasonably likely to lead to a Superior Proposal, but only if:
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  neither we nor any of our representatives have violated any of the restrictions set forth above;
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  we received the Acquisition Proposal from a person that is not in breach of its contractual obligations to any Seller Company under a standstill or confidentiality agreement;
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  the Board has concluded, in good faith and after having taken into account the advice of outside legal counsel, that such action is required in order for the Board to comply with its fiduciary obligations to Astrotech’s shareholders under applicable law;
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  at least three business days prior to furnishing any such nonpublic information to, or entering into discussions with, such person, we furnish to Buyer written notice of the identity of such person and its representatives, of our intention to furnish nonpublic information to, or enter into discussions with, such person, and of the material terms and conditions of such Acquisition Proposal;
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  we receive from such person an executed confidentiality agreement containing limitations on the use and disclosure of all nonpublic written and oral information furnished to such person by or on behalf of us consistent with those in the Confidentiality Agreement between us and Lockheed Martin; and
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  at least two business days prior to furnishing any such nonpublic information to such person, we furnish such nonpublic information to Buyer (to the extent such nonpublic information has not been previously furnished by us to Buyer).
In addition, we must promptly (within 24 hours) after receiving any Acquisition Proposal, any inquiry or indication of interest that could reasonably be expected to lead to an Acquisition Proposal or any request for nonpublic information, advise Buyer thereof. We must also keep Buyer reasonably informed of any material change in the status of discussions regarding the material terms of any Acquisition Proposal and promptly (within 24 hours) provide Buyer with copies of all material documents exchanged between us or our representatives, on the one hand, and the person making an Acquisition Proposal or any of its affiliates or their respective officers, directors, employees, investment bankers, attorneys, accountants or other advisors or representatives, on the other hand. We must provide Buyer with at least 24 hours’ notice (or shorter notice as may be provided to the Board) of a meeting of the Board at which the Board is reasonably expected to consider an Acquisition Proposal. We may not, and must cause ASO and AFH not to, enter into any contract with any person subsequent to the date of the Asset Purchase Agreement that prohibits us, ASO or AFH from providing such information to Buyer.
The Board may effect a Change in Recommendation at any time prior to the approval of the Asset Purchase Agreement by our shareholders, if it concludes in good faith (after consultation with its outside legal advisors) that the failure to do would be a breach of its fiduciary duties, provided that:
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  after the date of the Asset Purchase Agreement, an Acquisition Proposal is made to ASTC and is not withdrawn;
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  such Acquisition Proposal was not obtained or made as a direct or indirect result of a breach of (or any action inconsistent with) the Asset Purchase Agreement; and
•
  prior to any such Change in Recommendation, we have given Buyer prompt written notice advising it of the decision of the Board to take such action; and
provided, further, that in the event the decision relates to a Superior Proposal:
•
  we have given Buyer four business days after delivery of such notice to propose revisions to the terms of the Asset Purchase Agreement (or make another proposal) and if Buyer proposes to revise the terms, we must negotiate in good faith with Buyer; and
•
  the Board has determined in good faith (after consultation with outside legal counsel), after considering the results of such negotiations and giving effect to the proposals made by Buyer, if any, that such alternative Acquisition Proposal constitutes a Superior Proposal and in any event that failure to effect a Change in Recommendation would be a breach of the fiduciary duties of the Board under applicable law.
An “Acquisition Proposal” means any unsolicited bona fide written offer, proposal, inquiry or indication of interest (other than an offer, proposal, inquiry or indication of interest by Buyer) contemplating or otherwise relating to any Acquisition Transaction.
An “Acquisition Transaction” means any transaction or series of transactions involving:
•
  any merger, consolidation, share exchange, business combination tender offer, exchange offer or other similar transaction (A) in which a person or “group” (as defined in the Exchange Act) of persons directly or indirectly acquires beneficial or record ownership of the securities of any Seller Company representing more than twenty percent (20%) of the outstanding securities of any class of our voting securities, or (B) in respect of any other Seller Company, or (C) in which any securities of any Seller Company other than Astrotech are issued or sold;
•
  any sale by us of securities representing more than a twenty percent (20%) interest in the total outstanding voting securities of Astrotech or any sale by us or any of our affiliates of any securities of any other Seller Company; or
•
  any sale (other than sales of inventory in the ordinary course of business), lease (other than in the ordinary course of business), exchange, transfer (other than sales of inventory in the ordinary course of business), license (other than nonexclusive licenses in the ordinary course of business), acquisition or disposition of any business or businesses or assets of any Seller Company which constitute transferred assets.
A “Superior Proposal” means an Acquisition Proposal which the Board determines in its reasonable judgment (after consultation with its financial advisor and outside legal counsel) (i) is more favorable from a financial point of view to our shareholders than the terms of the Asset Purchase Agreement (as such terms may be modified in response to any Acquisition Proposal by Buyer in its sole discretion prior to the determination that such Acquisition Proposal was a Superior Proposal), and (ii) is reasonably likely to be consummated, taking into account any third party financing required to be obtained to consummate the transaction contemplated by such offer.

Shareholders Meeting
We have agreed to, in accordance with Washington law and our amended and restated articles of incorporation, by-laws and applicable NASDAQ rules, establish a record date for, duly call, give notice of, convene and hold a meeting of our shareholders as promptly as practicable (but no earlier than 60 days following the date of the Asset Purchase Agreement) to vote on a proposal to approve the Asset Sale. The Asset Purchase Agreement requires that we file this Proxy Statement with the SEC and mail this Proxy Statement to our shareholders no later than three business days after notification by the SEC that it has no comment or no further comment, which would have been July 1, 2014. On June 30, 2014, Buyer agreed to waive this requirement and extend the deadline for filing the Proxy Statement with the SEC to July 3, 2014 and to extend the deadline for mailing the Proxy Statement to July 7, 2014. We have agreed to use commercially reasonable efforts to solicit proxies from our shareholders in favor of the approval of the Asset Sale. We have agreed to include a recommendation of our board of directors that our shareholders vote in favor of the approval of the Asset Sale pursuant to the Asset Purchase Agreement; provided, however, that our board of directors may fail to make, or withdraw, modify or change such recommendation, and will not be required to include such recommendation in the Proxy Statement, if it determines in good faith, after consultation with its outside counsel, that failure to take such action would be a breach of the fiduciary duties of the Board under applicable law.
We may adjourn or postpone the shareholders meeting only (i) to the extent necessary to ensure that any necessary supplement or amendment to the Proxy Statement is provided to shareholders in advance of the shareholder vote, (ii) if, as of the time the meeting is originally scheduled as set forth in the Proxy Statement, there are insufficient shares of our common stock represented (either in person or proxy) to constitute a quorum necessary to conduct the business of the meeting, (iii) subject to Buyer’s written consent, if there are insufficient affirmative votes at the meeting to obtain the approval of the Asset Sale and related transactions or (iv) for a period not to exceed 10 business days in order to consider one or more Acquisition Proposals (if consideration of such Acquisition Proposal is otherwise permissible under the terms of the Asset Purchase Agreement).
Filings, Consents and Regulatory Approvals
We, ASO and AFH and the Buyer Companies have agreed to cooperate with each other in determining whether any action or filing with any governmental authority is required or any actions, consents, approvals or waivers are required to be obtained from any third parties in connection with the consummation of the Asset Sale and in taking any such actions or making any such filings, furnishing information required in connection therewith and seeking to obtain any such actions, consents, approvals or waivers on a timely basis. At least 30 days prior to the Closing, notification of the Asset Sale will be provided to the Federal Trade Commission and the General Counsel of the Department of Defense. Lockheed Martin provided such notification on June 3, 2014.
Employee Matters
Buyer has agreed to make offers of employment to all active employees of the ASO Business and all inactive employees of the ASO Business upon their return to active status (collectively, the “transferred employees”), with base salary and eligibility for annual cash bonus compensation for the first year after closing of the Asset Sale that is at least equal to that provided by Astrotech or our subsidiaries, as applicable. Buyer has agreed to (i) permit such employees to participate in employee benefit plans and arrangements maintained by Buyer (except equity-based compensation, change in control incentive compensation or non-qualified deferred compensation plans or arrangements) that are available to similarly situated employees of Buyer who are hired after the date of Closing, (ii) provide all such employees with employee benefit plans and arrangements (except equity-based compensation, change in control incentive compensation or non-qualified deferred compensation plans or arrangements) that are substantially similar in the aggregate to the plans in effect immediately prior to consummation of the Asset Sale or (iii) arrange for such employees to participate in a combination of plans listed in (i) and (ii). With respect to the participation in such Buyer plans by our employees, subject to applicable law and tax qualification requirements, each employee will be credited with his or her years of service with us for purposes of eligibility, vesting and contributions to a defined contribution plan.

Buyer has agreed that it or its affiliates will establish one or more individual account plans for the benefit of the transferred employees or otherwise make immediate participation in such a plan available to such transferred employees. Such individual account plan shall be designed and administered to satisfy the qualification requirements under Section 401(a) of the Code and to provide for elective deferrals by participants under Section 401(k) of the Code and for matching contributions by Buyer with respect to such elective deferrals.
Any accrued but unused vacation time that any transferred employee is eligible to take pursuant to our vacation policy may be taken by such transferred employee after the closing of the Asset Sale. However, if any transferred employee’s accrued but unused vacation time exceeds the capped amounts permitted under Lockheed Martin’s policies, Lockheed Martin may elect to compensate such transferred employee by payment in lieu of compensated vacation time for the full amount of such excess or require that such transferred employee use such excess within a reasonable period of time after the date of closing of the Asset Sale.
Buyer has agreed to take all action necessary and appropriate to ensure that it or one of its affiliates maintains or adopts, as of the date of closing of the Asset Sale, certain welfare benefit plans as it deems appropriate for the transferred employees. Transferred employees will receive credit under such welfare benefit plans for co-payments and payments under a deductible limit made by them and for our-of-pocket maximums applicable to them during the plan year of our welfare benefit plans in accordance with our welfare benefit plans. Buyer will not have any requirement to provide the transferred employees with post-retirement medical or other welfare plan coverage except to the extent required by the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or COBRA.
Use of Names
Following the Asset Sale, each of ASO and AFH has agreed to change their names to a name that is not associative with and does not contain the term “Astrotech”. Upon the closing of the Asset Sale, Astrotech will enter into a Trademark License Agreement with Buyer, pursuant to which Buyer will grant Astrotech, and Astrotech will accept, a perpetual, worldwide, royalty-free, paid-up, personal, non-transferable and limited exclusive license, without the right to sublicense, to use and display the name “Astrotech” and our logo as part of the name “Astrotech Corporation” in connection with our operations as a holding company for our Spacetech Business and related business units. We will therefore continue to use the name Astrotech Corporation as the name of our publicly traded holding company, and our common stock will continue to be traded under the symbol ASTC. See “Trademark License Agreement”.
Expenses
Except as set forth in the following sentence, whether or not the Asset Sale is completed, each party will be required to pay its own costs and expenses (including legal fees and expenses) incurred by it in connection with the Asset Purchase Agreement and the Asset Sale. We have agreed to pay up to $1,000,000 of the reasonable fees and expenses (including legal fees and expenses) of the Buyer Companies if the Asset Purchase Agreement is terminated due to failure of the requisite number of shareholders to approve the Asset Purchase Agreement at the Special Meeting.
Conditions to the Asset Sale
The Seller Companies and Buyer will not be obligated to complete the Asset Sale unless a number of conditions are satisfied or waived. These joint closing conditions include:
•
  no governmental, judicial or adversarial proceedings (public or private), litigation, suits, arbitration, actions, causes of action or governmental investigations shall be pending or in effect restraining or enjoining the transactions contemplated by the Asset Purchase Agreement and no notice shall have been received from any governmental authority indicating an intent to initiate an inquiry or investigation (and no such inquiry or investigation shall be pending) the result of which could be to restrain, prevent or prohibit the transactions contemplated by the Asset Purchase Agreement or adversely impact Buyer’s ability to operate the ASO Business;

•
  no provision of any applicable law and no judgment, injunction, order or decree by any governmental authority preventing consummation of the closing of the Asset Sale shall be in effect; and
•
  all actions by or in respect of, or filings with, any governmental authority (other than actions or filings in connection with obtaining novation agreements for contracts with the U.S. government) required to permit the consummation of the closing of the Asset Sale shall have been taken or made, any applicable waiting or suspension periods have expired or terminated and any applicable clearances or approvals have been obtained.
In addition, the obligation of the Buyer Companies to effect the Asset Sale is subject to the satisfaction or waiver of additional closing conditions, including:
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  (i) the Seller Companies shall have performed in all material respects all of their respective obligations under the Asset Purchase Agreement required to be performed by them at or prior to the closing, (ii) the representations and warranties of the Seller Companies contained in the Asset Purchase Agreement (A) that are qualified by materiality or Material Adverse Effect qualifiers shall be true and correct in all respects and (B) that are not qualified by materiality or Material Adverse Effect qualifiers shall be true and correct in all material respects, in each case at and as of the date of the Asset Purchase Agreement and at and as of the closing date, as if made at and as of each such date (except that those representations and warranties which by their express terms are made as of a specific date shall be required to be true and correct only as of such date) and (iii) Buyer shall have received a certificate signed by an authorized officer of each Seller Company to the foregoing effect;
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  since the date of the Asset Purchase Agreement, no event shall have occurred that has had or would reasonably be expected to result in a Material Adverse Effect on the ASO Business;
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  the Seller Companies shall have executed and delivered to Buyer, on or before the date of closing of the Asset Sale all documents that are required to be executed by such Seller Company pursuant to the Asset Purchase Agreement;
•
  each Seller Company shall have delivered to Buyer the certificates as to the legal existence and corporate and good standing and copies of its current charter;
•
  no Seller Company shall have suffered prior to the date of closing of the Asset Sale any loss on account of fire, flood, accident or any other calamity or casualty to the transferred real property that would materially interfere with the conduct of the ASO Business or materially impair the value of the ASO Business as a going concern, regardless of whether any such loss or losses have been insured against;
•
  at least three Business Days prior to the closing of the Asset Sale, the Seller Companies shall have delivered to Buyer a true, correct and complete copy of a payoff letter relating to the indebtedness of the Seller Companies relating to that certain Loan Agreement, dated as of October 21, 2010, as amended by Amendment No. 1 to Loan Agreement dated October 11, 2013, among ASTC, ASO, AFH and American Bank, N.A., and all other Loan Documents (as such term is defined in the Loan Agreement), as of 11:59 p.m. Eastern time on the day prior to the date of closing of the Asset Sale, which letter shall be in full force and effect;
•
  the Seller Companies and Buyer shall have obtained the approvals, consents and authorizations of third parties necessary for the assignment and transfer of certain specified contracts set forth in the Disclosure Letter;
•
  Buyer shall have received an ALTA survey of the owned real property that is transferred to Buyer and such survey shall show that such property has access to a public street, shall show no encroachments of any type, shall confirm that the legal description of such property matches the legal description of the set forth in the title commitment obtained by Buyer (and shall show no gaps, gores or other defects in said legal description) and shall otherwise be reasonably acceptable to Buyer;

•
  Astrotech shall have delivered to Buyer the consent to assignment and estoppel by the Secretary of the Air Force in respect of the lease of the leased real property being transferred to Buyer;
•
  the Seller Companies shall have conducted certain deferred maintenance set forth in the Disclosure Letter;
•
  Astrotech and Buyer shall have entered into a transition services agreement in form and substance reasonably acceptable to Buyer and including certain terms and conditions set forth in the Disclosure Letter; and
•
  the Seller Companies shall have taken certain other actions set forth in the Disclosure Letter.
In addition, the obligations of the Seller Companies to effect the Asset Sale are subject to the satisfaction or waiver of additional conditions, including:
•
  (i) the Buyer Companies shall have performed in all material respects all of its obligations under the Asset Purchase Agreement required to be performed by them at or prior to the closing of the Asset Sale, (ii) the representations and warranties of the Buyer Companies contained in the Agreement (A) that are qualified by materiality or Material Adverse Effect qualifiers shall be true and correct in all respects and (B) that are not qualified by materiality or Material Adverse Effect qualifiers shall be true and correct in all material respects, in each case at and as of the date of the Asset Purchase Agreement and at and as of the date of closing of the Asset Sale as if made at and as of each such date (except that those representations and warranties which by their express terms are made as of a specific date shall be required to be true and correct only as of such date) and (iii) the Seller Companies shall have received a certificate signed by an officer of each Buyer Company to the foregoing effect;
•
  the applicable Buyer Company shall have executed and delivered, on or before the Closing Date, the documents that are required to be executed by such Buyer Company pursuant to the Asset Purchase Agreement;
•
  the requisite number of Astrotech shareholders shall have approved the Asset Sale Proposal and the transactions contemplated by the Asset Purchase Agreement; and
•
  Buyer shall pay at the closing of the Asset Sale the Estimated Adjusted Purchase Price (less (i) the Adjustment Holdback Amount, (ii) the Indemnity Escrow Amount and (iii) the Payoff Amount).
Updated Disclosure Letter
We have agreed to deliver at least three business days prior to the closing of the Asset Sale, an update to the Disclosure Letter with respect to (i) the discovery of facts or circumstances occurring or existing on or prior to the date of the Asset Purchase Agreement that cause (or would reasonably be expected to cause) any of the representations and warranties of the Seller Companies to be untrue or incorrect in any material respect (a “Prior Event Disclosure”) and (ii) any development or change of facts or circumstances that occurs after the date of the Asset Purchase Agreement that would cause (or would reasonably be expected to cause) any of the representations and warranties of the Seller Companies to be untrue or incorrect in any material respect (a “Subsequent Event Disclosure”).
With respect to delivery of an updated Disclosure Letter with a Prior Event Disclosure, each such Prior Event Disclosure shall be for informational purposes only and shall have no effect on the determination of whether the conditions to closing have been satisfied or the rights of the Buyer Indemnified Parties to indemnification under the terms of the Asset Purchase Agreement. If we deliver an updated Disclosure Letter with a Subsequent Event Disclosure, on the other hand, together with an acknowledgement (an “MAE Acknowledgement”) certifying in good faith that such Subsequent Event Disclosure constitutes a Material Adverse Effect, then Buyer shall have the right to terminate the Asset Purchase Agreement within five business days from the date such disclosure is made and the Seller Companies shall have no liability to the Buyer Companies under the Asset Purchase Agreement. If Buyer does not elect to terminate the Asset Purchase Agreement and Closing occurs, then Buyer’s right to indemnification for breaches of representations and warranties or any other applicable indemnification obligation set forth in the Asset Purchase Agreement, solely in connection with such Subsequent Event Disclosure delivered with such MAE Acknowledgement(s) shall be waived in all respects and we shall have no liability with respect thereto.
Termination of the Asset Purchase Agreement
We may mutually agree with Buyer at any time prior to the closing of the Asset Sale to terminate the Asset Purchase Agreement, even after our Shareholders have approved the Asset Sale pursuant to the Asset Purchase Agreement.
The Asset Purchase Agreement may also be terminated under certain circumstances, including:
•
  by us or Buyer if the Closing shall not have been consummated by October 25, 2014;
•
  by us or Buyer in the event of a breach by the other party of any representation, warranty, covenant or agreement under the Asset Purchase Agreement, where the effect of such breach would be to cause the closing conditions of the terminating party to be not capable of being satisfied (and such breach is not cured by the breaching party within 30 days of receiving notice of the breach or alleged breach from the terminating party);
•
  by Buyer if we deliver an MAE Acknowledgement together with any Subsequent Event Disclosure;
•
  by us or Buyer if any applicable law makes the consummation of the transactions contemplated by the Asset Purchase Agreement illegal or otherwise prohibited or if the consummation of such transactions would violate any nonappealable final order, decree or judgment of any governmental authority having competent jurisdiction over such party;
•
  by us or Buyer if the Special Meeting has been held and completed and the Asset Purchase Agreement and the transactions contemplated thereby have not been approved by the requisite number of shareholders;
•
  by a Buyer Company at any time prior to adoption of the Asset Purchase Agreement by the Astrotech shareholders if (i) there shall have occurred a Change in Recommendation or (ii) Astrotech or any of its representatives shall have violated, breached or taken any action inconsistent with the provisions set forth in “Proposal No. 1: The Asset Sale Proposal — The Asset Purchase Agreement — No Solicitation” above; or
•
  by us in order to enter into a Superior Proposal.
If the Asset Purchase Agreement is terminated, it shall become null and void, except that provisions with respect to public announcements, effect of termination, expenses and taxes, governing law and jurisdiction shall survive the termination and remain in full force and effect. Other than a termination by Buyer if we deliver a Subsequent Event Disclosure with an MAE Acknowledgement, if the Asset Sale fails to close and at the time of termination there existed a breach of a representation, warranty, covenant or agreement by either party, such party shall be fully liable for damages, losses, costs and expenses (including reasonable legal and accountants’ fees) incurred or suffered by the other party as a result of such breach if the other party is otherwise ready, willing and able to otherwise satisfy its obligations under the Asset Purchase Agreement.
Termination Fee
Under the following circumstances, we will be required to pay Lockheed Martin a termination fee of $2,440,000 if the Asset Purchase Agreement is terminated:
•
  by us at any time prior to adoption of the Asset Purchase Agreement by the Astrotech shareholders if (i) there shall have occurred a Change in Recommendation or (ii) Astrotech or any of its representatives shall have violated, breached or taken any action inconsistent with the provisions set forth in “Proposal No. 1: The Asset Sale Proposal — The Asset Purchase Agreement — No Solicitation” above;

•
  by us or Buyer if the Special Meeting has been held and completed and the Asset Purchase Agreement and the transactions contemplated thereby have not been approved by the requisite number of shareholders and, in either case, (i) on or before the date of any such termination an Acquisition Proposal has been announced or otherwise communicated to the Board and (ii) a definitive agreement is entered into by Astrotech with respect to such Acquisition Transaction or such Acquisition Transaction is consummated within 12 months of the termination of the Asset Purchase Agreement (provided that the amount of the termination fee will be reduced by any Buyer Expense Reimbursement paid as described under “Proposal No. 1: The Asset Sale Proposal — The Asset Purchase Agreement — Expenses”);
•
  by a Seller Company at any time during which the Asset Purchase Agreement is otherwise terminable in a circumstance in which Lockheed Martin would be entitled to payment of the termination fee; or
•
  by a Seller Company in order to enter into an agreement for a Superior Proposal.
In addition, as described above under “Proposal No. 1: The Asset Sale Proposal — The Asset Purchase Agreement — Expenses” we have agreed to pay up to $1,000,000 of the reasonable fees and expenses (including legal fees and expenses) of the Buyer Companies if the Asset Purchase Agreement is terminated due to failure of the requisite number of shareholders to approve the Asset Purchase Agreement at the Special Meeting.
If the termination fee is payable in order to enter into an agreement for a Superior Proposal, we must pay the termination fee immediately prior to the termination. If the termination fee is otherwise payable, the party paying the termination fee must pay the fee within two business days following the termination or the event giving rise to the termination, as applicable.
Amendment and Waiver
The Seller Companies and the Buyer Companies may mutually amend or waive any provision of the Asset Purchase Agreement at any time. No amendment or waiver of any provision of the Asset Purchase Agreement will be valid unless it is in writing and signed by each of each of the Seller Companies and each of the Buyer Companies. No waiver by either party of any default, misrepresentation or breach of warranty or covenant under the Asset Purchase Agreement, whether intentional or not, will be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant under the Asset Purchase Agreement or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.
Specific Performance
Each of the parties to the Asset Purchase Agreement are entitled to an injunction to prevent breaches or violations of the Asset Purchase Agreement and to enforce specifically the terms and provisions of the Asset Purchase Agreement, in addition to any other legal or equitable remedy which may be available.
Trademark License Agreement
In accordance with the terms of the Asset Purchase Agreement, we will enter into a Trademark License Agreement with Buyer at the time of the closing of the Asset Sale pursuant to which Buyer will license to us a perpetual, worldwide, royalty-free, paid-up, personal, non-transferable (except as provided in the Trademark License Agreement) and limited exclusive license, without the right to sublicense, to use and display the name “ASTROTECH” and the Astrotech trademark. The license is limited to use and display only as a part of our “Astrotech Corporation” trade name in connection with our operations as a parent holding company for our Spacetech Business Unit and any related business units, including in respect of our obligations as a public company whose stock trades on NASDAQ under the symbol ASTC.
The Trademark License Agreement prohibits us from using the name “ASTROTECH” separately from our “Astrotech Corporation” trade name, including but not limited to use as a shortened form of our trade name, orally or in writing, or as a telephone greeting. In addition, we are prohibited from using, displaying, publishing or distributing any materials containing the trademark in any way that could be threatening, obscene, harassing or unlawful, or that in any way could be disparaging to Buyer, its affiliates, suppliers, customers, related parties or licensors.

Pursuant to the terms of the Trademark License Agreement, we will agree to indemnify Buyer and its representatives and affiliates from and against any and all costs, liabilities, causes of action (including without limitation products liability actions and tort actions) and expenses, including, without limitation, interest, penalties, attorney and third party fees, and all amounts paid in the investigation, defense and/or settlement of any proceeding, that relate in any way to (a) the provision or promotion of goods or services by us under our trade name and trademark in connection with the provision or promotion of goods or services and/or (b) any liabilities or obligations arising from our failure to comply with the terms of the Trademark License Agreement.
The term of the Trademark License Agreement is perpetual, unless it is terminated (i) for convenience by us in our discretion, (ii) by Buyer upon any material breach by us of any material provision of the Trademark License Agreement in the event such breach is not cured by us within thirty days of notice of breach from Buyer and (iii) by Buyer (a) upon any event of our bankruptcy or judicial or administrative declaration of our insolvency, (b) upon our winding up or other termination of our business activities in connection with the use of the trademark or (c) upon our ceasing to use the trademark in connection with our corporate name.
Transition Services Agreement
In accordance with the terms of the Asset Purchase Agreement, as a condition to the closing of the Asset Sale, Astrotech will also enter into a transition services agreement with Buyer at the time of the closing of the Asset Sale pursuant to which Astrotech and Buyer will each provide certain services to the other. Astrotech will be required to provide its services to Buyer for a period of one year following the date of the closing of the Asset Sale, with an option by Buyer to extend such period for an additional year. Buyer will be required to provide its services to Astrotech for a period of three months following the date of the closing of the Asset Sale, with an option by Astrotech to extend such period for one year.
Voting Agreement
In connection with the Asset Purchase Agreement, Thomas B. Pickens III, our Chairman and Chief Executive Officer, has entered into a voting agreement with Buyer and Lockheed Martin with respect to the shares of common stock of the Company beneficially owned by him. Pursuant to the Voting Agreement, Mr. Pickens agreed to vote such shares in favor of the Asset Sale Proposal and against any Acquisition Proposal. Mr. Pickens beneficially own shares of our common stock representing approximately 20.0% in the aggregate of our shares of common stock outstanding as of the Record Date.
Pursuant to the Voting Agreement, Mr. Pickens agreed, subject to certain exceptions for permitted transfers, not to (i) transfer his shares of common stock, (ii) deposit any such shares of common stock into a voting trust or enter into a voting agreement or arrangement with respect to such shares or grant any proxy (except as set forth in the Voting Agreement) or power of attorney with respect thereto.
The Voting Agreement terminates upon the earliest to occur of (i) the approval and adoption of the Asset Purchase Agreement at the Special Meeting, (ii) termination of the Asset Purchase Agreement, (iii) a material amendment to the Asset Purchase Agreement that Mr. Pickens voted against in his capacity as a member of our board of directors and (iv) consent of all parties.
Above and elsewhere in this Proxy Statement is a summary of the material terms of the Voting Agreement, a copy of which is attached to this Proxy Statement as Annex B and which we incorporate by reference into this Proxy Statement. We encourage you to carefully read the Voting Agreement in its entirety as the summaries contained herein may not contain all of the information about the Voting Agreement that is important to you.
Consummation of the Asset Sale
We expect to complete the Asset Sale as promptly as practicable after our shareholders approve the Asset Sale Proposal.
RECOMMENDATION
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ASSET SALE PROPOSAL TO APPROVE THE ASSET SALE.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
The following unaudited pro forma condensed consolidated financial statements are based on the historical consolidated financial statements of Astrotech Corporation (“the Company”), incorporated by reference into this Proxy Statement, adjusted to give effect to the disposition of the Astrotech Space Operations (“ASO”) business in accordance with the Asset Purchase Agreement dated May 28, 2014 by and between Lockheed Martin Corporation and Elroy Acquisition Company, LLC (“Buyer”) and Astrotech Corporation, Astrotech Space Operations, Inc. and Astrotech Florida Holdings, Inc. The statements are derived from, and should be read in conjunction with, our historical financial statements and notes thereto, as presented in our Annual Report on Form 10-K for the fiscal year ended June 30, 2013, originally filed with the SEC on October 15, 2013, which financials are incorporated by reference in this Proxy Statement, and our Quarterly Report on Form 10-Q for the period ended March 31, 2014, which financials are incorporated by reference in this Proxy Statement.
The unaudited pro forma condensed consolidated balance sheets give effect to the proposed transaction as if it occurred on the date of the balance sheet date. The cash proceeds and the impact of the resulting gain are only included in the March 31, 2014 balance sheet. The unaudited pro forma condensed consolidated statements of operations for the nine months ended March 31, 2014 and the fiscal years ended June 30, 2013 and 2012 give effect to the transaction as if it had occurred as of July 1, 2012 and 2011, respectively, and exclude any material nonrecurring charges or credits and related tax effects which result directly from the transaction and which will be included in the income of the Company within the 12 months following the transaction.
The pro forma condensed consolidated financial information is presented for illustrative purposes only, is based upon estimates of the management of Astrotech Corporation at the time of filing this Proxy Statement and is not necessarily indicative of the operating results or financial position that would have occurred if all of the events as described above had occurred on the first day of the respective periods presented, nor is it necessarily indicative of our future operating results or financial position. Actual results could differ materially from these estimates.
The pro forma adjustments are based upon information available and certain assumptions that management believes are reasonable under the circumstances. The unaudited pro forma condensed consolidated financial statements of Astrotech Corporation should be read in conjunction with the notes thereto.
The unaudited condensed consolidated pro forma financial statements are prepared in accordance with Article 11 of Regulation S-X of the Securities and Exchange Commission.

ASTROTECH CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(In thousands, except share data)

	As Filed March 31, 2014	Sale of Astrotech Space Operations Assets		Pro Forma March 31, 2014
Assets
Current Assets
Cash and cash equivalents	$4,552	$61,000	(1)
		(6,100	)(2)
		—	(3)
		(5,753	)(4)
		(520	)(5)	$53,179
Accounts receivable, net	2,146	(2,135	)(6)	11
Prepaid expenses and other current assets	540	(189	)(3)(6)	351
Total current assets	7,238	46,303		53,541
Long-term receivable	—	6,100	(2)	6,100
Property and equipment, net	35,590	(34,290	)(6)	1,300
Other assets, net	35	(35)		—
Total assets	$42,863	$18,078		$60,941
Liabilities and stockholders’ equity
Current liabilities
Accounts payable	$264	$(99	)(6)	$165
Income taxes payable	—	4,677	(7)	4,677
Accrued liabilities and other	1,968	(647	)(6)	1,321
Deferred revenue	3,197	(3,197	)(6)	—
Term note payable	5,753	(5,753	)(4)	—
Total current liabilities	11,182	(5,019)		6,163
Deferred revenue	237	(237	)(6)	—
Other liabilities	164	—		164
Total liabilities	11,583	(5,256)		6,327
Stockholders’ equity
Preferred stock, no par value, convertible, 2,500,000 authorized shares, no issued and outstanding shares, at March 31, 2014	—	—		—
Common stock, no par value, 75,000,000 shares authorized; 19,812,054 shares issued at March 31, 2014	183,813	—		183,813
Treasury stock, 311,600 shares at cost	(237)	—		(237)
Additional paid-in capital	788	—		788
Accumulated deficit	(155,981)	23,334		(132,647)
Noncontrolling interest	2,897	—		2,897
Total stockholders’ equity	31,280	23,334		54,614
Total liabilities and stockholders’ equity	$42,863	$18,078		$60,941

ASTROTECH CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share data)

	As Filed Nine Months Ended March 31, 2014	Sale of Astrotech Space Operations Assets		Pro Forma Nine Months Ended March 31, 2014
Revenue	$10,783	$(10,653	)(8)	$130
Cost of revenue	8,076	(8,076	)(8)	—
Gross profit	2,707	(2,577)		130
Operating expenses
Selling, general and administrative	5,540	(2,343	)(8)	3,197
Research and development	1,801	—		1,801
Total operating expenses	7,341	(2,343)		4,998
Loss from operations	(4,634)	(234)		(4,868)
Interest and other expense, net	(178)	188	(8)	10
Loss before income taxes	(4,812)	(46)		(4,858)
Income tax expense	(9)	—		(9)
Net loss	(4,821)	(46)		(4,867)
Less: Net loss attributable to noncontrolling interest	(681)	—		(681)
Net loss attributable to Astrotech Corporation	$(4,140)	$(46)		$(4,186)
Net loss per share attributable to Astrotech Corporation, basic and diluted	$(0.21)			$(0.21)
Weighted average common shares outstanding, basic and diluted	19,479			19,479

ASTROTECH CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share data)

	As Filed For the Year Ended June 30, 2013	Sale of Astrotech Space Operations Assets		Pro Forma For the Year Ended June 30, 2013
Revenue	$23,995	$(23,862	)(8)	$133
Cost of revenue	15,684	(15,684	)(8)	—
Gross profit	8,311	(8,178)		133
Operating expenses
Selling, general and administrative	6,790	(899	)(8)	5,891
Research and development	2,080	—		2,080
Total operating expenses	8,870	(899)		7,971
Loss from operations	(559)	(7,279)		(7,838)
Interest and other expense, net	(164)	194	(8)	30
Loss before income taxes	(723)	(7,085)		(7,808)
Income tax expense	—	—		—
Net loss	(723)	(7,085)		(7,808)
Less: Net loss attributable to noncontrolling interest	(538)	—		(538)
Net loss attributable to Astrotech Corporation	$(185)	$(7,085)		$(7,270)
Net loss per share attributable to Astrotech Corporation, basic and diluted	$(0.01)			$(0.38)
Weighted average common shares outstanding, basic and diluted	19,328			19,328

ASTROTECH CORPORATION AND SUBSIDIARIES

Notes to Unaudited Pro Forma Consolidated Financial Statements
On May 28, 2014, Astrotech Corporation announced that it had entered into an agreement (the “Asset Purchase Agreement”) to sell the assets and certain related liabilities of the Astrotech Space Operations business. The sale will be accounted for by Astrotech Corporation as a discontinued operation.
If the proposed transaction is consummated, on the closing date, Buyer has agreed to pay us $61.0 million, subject to a working capital adjustment, and assume certain specified liabilities pursuant to the Asset Purchase Agreement. We will retain all of our other assets, including the assets related to our technology incubator designed to commercialize space industry technologies.
(1)
  Reflects the pro forma impact of estimated gross proceeds to be received at the closing of the sale of the ASO business. The gross sale price is $61.0 million, before any working capital adjustments, if any.
(2)
  Reflects the pro forma impact of the indemnity escrow amount of $6.1 million as per the Asset Purchase Agreement. The indemnity escrow amount will be held by an escrow agent under the terms of an Escrow Agreement until the 18-month anniversary of the consummation of the transaction.
(3)
  On or before a date not less than three business days prior to the Closing Date, Astrotech Corporation shall prepare and deliver to Buyer the Estimated Net Working Capital Statement of the ASO business as of 11:59pm on the day prior to the Closing Date. If the Final Net Working Capital Amount is greater than the Estimated Net Working Capital Amount, the difference (the “Difference”) shall be paid to ASTC (for ASTC’s account and as agent for ASO and AFH) by Buyer with simple interest thereon from the Closing Date to the date of payment at a floating rate per annum equal to the Interest Rate and such payment shall include $1.83 million (the “Adjustment Holdback Amount”) and interest from the Closing Date in the manner calculated for the Difference. If the Final Net Working Capital Amount is less than the Estimated Net Working Capital Amount, the difference shall be paid to Buyer by ASTC (for ASTC’s account and as agent for ASO and AFH) with simple interest thereon from the Closing Date to the date of payment at a floating rate per annum equal to the interest rate set forth in the Asset Purchase Agreement first, out of the $1.83 million held back from the payment of the purchase price by Buyer at the Closing, and if there are insufficient funds in the Adjustment Holdback Amount, directly by ASTC. Any such payment shall be made in immediately available funds not later than five (5) Business Days after the determination of the Final Net Working Capital Amount by wire transfer to a bank account designated in writing by the party entitled to receive the payment. As this amount is not determinable at this time, we have not included a pro forma amount.
(4)
  Reflects the pro forma repayment of the outstanding borrowings as of March 31, 2014, under our credit agreement. See Note 5 (Debt) to the Unaudited Condensed Financial Statements of the Astrotech Space Operations Business, below.
(5)
  Reflects the estimated transaction related expenses associated with the closing of the Asset Sale.
(6)
  Reflects the pro forma adjustment to reflect the assets sold and liabilities assumed by Buyer related to the sale of our Astrotech Space Operations assets.
(7)
  Reflects the pro forma estimated adjustment to record federal income tax payable, after federal and state net operating loss carryforwards, which is estimated to result from the transaction and be due and payable with the filing of the Company’s federal income tax return for the fiscal year 2015. This income tax payable was estimated to give effect to the proposed transaction as if it occurred on March 31, 2014. This amount will change subject to the income or loss recognized by the Company between March 31, 2014 and the Closing Date.
(8)
  Reflects adjustments to eliminate the results of operations of Astrotech Corporation that the Company believes are directly attributable to the sale of the ASO business. The estimated gain on the sale of the ASO business to Lockheed Martin Corporation has not been included as a pro forma adjustment in the Unaudited Pro Forma Condensed Consolidated Statements of Operations as the gain is non-recurring.

UNAUDITED CONDENSED FINANCIAL STATEMENTS
OF THE ASTROTECH SPACE OPERATIONS BUSINESS
The following tables present the unaudited condensed financial statements of the Astrotech Space Operations (“ASO”) business. The tables only include the assets and liabilities of the ASO business which are being acquired by Buyer and the revenue and expenses which are related to those specific assets and liabilities. Intercompany balances between the ASO business and the Company have been excluded.
The unaudited condensed balance sheet data is as of March 31, 2014, June 30, 2013 and June 30, 2012. The unaudited condensed statements of operations are for the nine months ended March 31, 2014 and 2013 and for the fiscal years ended June 30, 2013 and June 30, 2012. These unaudited condensed financial statements, in the opinion of management, include all adjustments, consisting only of normal recurring accruals that are necessary for a fair presentation of the financial position and results of operations for these periods. The historical financial information may not be indicative of future performance and does not reflect what the ASO business’ financial position and results of operations would have been had it operated as a separate, stand-alone entity during the periods presented. Since only certain assets are to be acquired and certain liabilities are to be assumed, a full balance sheet and statement of shareholders’ equity are not provided.
The unaudited condensed financial statements of the ASO business should be read in conjunction with the historical consolidated financial statements and notes thereto included in Astrotech Corporation’s Annual Report on Form 10-K for the fiscal year ended June 30, 2013 and Quarterly Report on Form 10-Q for the nine months ended March 31, 2014, as filed with the SEC, which are incorporated herein by reference.

THE ASTROTECH SPACE OPERATIONS BUSINESS
UNAUDITED CONDENSED BALANCE SHEETS
(In thousands)

	March 31, 2014	June 30,
		2013	2012
Assets
Current Assets
Cash and cash equivalents	$4,013	$5,055	$9,924
Accounts receivable, net	2,135	5,177	1,423
Prepaid expenses and other current assets	232	241	327
Total current assets	6,380	10,473	11,674
Property and equipment, net	34,290	35,625	36,996
Other assets, net	35	51	84
Total assets	$40,705	$46,149	$48,754
Liabilities and net investment
Current liabilities
Accounts payable	$99	$2,159	$2,908
Accrued liabilities and other	734	1,002	861
Deferred revenue	3,197	1,304	2,550
Term note payable	5,753	387	372
Total current liabilities	9,783	4,852	6,691
Deferred revenue	237	64	—
Term note payable, net of current portion	—	5,655	6,042
Total liabilities	10,020	10,571	12,733
Astrotech Corporation net investment in the ASO business	30,685	35,578	36,021
Total liabilities and net investment in the ASO business	$40,705	$46,149	$48,754

THE ASTROTECH SPACE OPERATIONS BUSINESS
UNAUDITED CONDENSED STATEMENTS OF OPERATIONS
(In thousands)

	For the Nine Months Ended		For the Years Ended
	March 31, 2014	March 31, 2013	June 30, 2013	June 30, 2012
Revenue	$10,653	$14,682	$23,862	$25,608
Cost of revenue	8,076	10,581	15,684	18,739
Gross profit	2,577	4,101	8,178	6,869
Operating expenses
Selling, general and administrative	2,343	677	899	747
Total operating expenses	2,343	677	899	747
Income from operations	234	3,424	7,279	6,122
Interest and other expense, net	188	134	194	942
Income before income taxes	46	3,290	7,085	5,180
Income tax expense	18	1,268	2,730	1,990
Net income	$28	$2,022	$4,355	$3,190

THE ASTROTECH SPACE OPERATIONS BUSINESS
UNAUDITED CONDENSED STATEMENTS OF CASH FLOWS
(In thousands)

	For the Nine Months Ended		For the Years Ended
	March 31, 2014	March 31, 2013	June 30, 2013	June 30, 2012
Cash flows from operating activities
Net income	$28	$2,022	$4,355	$3,190
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Stock-based compensation	119	20	23	69
Depreciation and amortization	1,510	1,483	1,999	2,129
Impairment of fixed assets	—	—	—	200
Reserve on notes receivable	—	—	—	675
Changes in assets and liabilities:
Accounts receivable	3,042	875	(3,754)	722
Deferred revenue	2,066	610	(1,182)	(8,643)
Accounts payable	(2,060)	(2,834)	(749)	2,905
Other assets and liabilities	(240)	1,853	2,958	1,689
Net cash provided by operating activities	4,465	4,029	3,650	2,936
Cash flows from investing activities
Purchases of property, equipment and leasehold improvements	(158)	(515)	(595)	(1,238)
Net cash used in investing activities	(158)	(515)	(595)	(1,238)
Cash flows from financing activities
Term loan payment	(289)	(278)	(372)	(356)
Net transfers to Astrotech Corporation	(5,060)	(5,471)	(7,552)	(5,513)
Net cash used in financing activities	(5,349)	(5,749)	(7,924)	(5,869)
Net change in cash and cash equivalents
Cash and cash equivalents at beginning of period	5,055	9,924	9,924	14,095
Cash and cash equivalents at end of period	$4,013	$7,689	$5,055	$9,924
Supplemental disclosures of cash flow information:
Cash paid for interest	$177	$188	$249	$243

NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
OF THE ASTROTECH SPACE OPERATIONS BUSINESS
(1) Description of the ASO Business and Operating Environment
The Astrotech Space Operations (“ASO”) business provides support to its government and commercial customers as they successfully process complex communication, earth observation and deep space satellites in preparation for their launch on a variety of launch vehicles. Processing activities include satellite ground transportation; pre-launch hardware integration and testing; satellite encapsulation, fueling, launch pad delivery; and communication linked launch control. ASO facilities can process five-meter class satellites accommodating the majority of U.S. based satellites. ASO’s service capabilities include designing and building spacecraft processing equipment and facilities. In addition, ASO provides propellant services including designing, building and testing propellant service equipment for fueling spacecraft. Revenue for the ASO business is generated primarily from various fixed-priced contracts with launch service providers in both government and commercial markets and the design, fabrication and use of critical space launch equipment. The services and facilities we provide to our customers support the final assembly, checkout, and countdown functions required to launch a spacecraft. The revenue and cash flows generated from our operations are primarily related to the number of spacecraft launches and the fabrication of the Ground Support Equipment for the U.S. Government.
Sale of the ASO Business
The Company has agreed to sell the ASO business, which constitutes substantially all of the assets related to or used in the Astrotech Space Operations business unit, to Buyer, for $61.0 million in cash, subject to a working capital adjustment, and the assumption by Buyer of certain specified liabilities pursuant to the Asset Purchase Agreement. The Company will retain all of its other assets, including the assets related to its technology incubator designed to commercialize space industry technologies (the “Spacetech Business”). The Company will also retain all of its other debts and liabilities (excluding the term note payable which will be paid in full at closing of the Asset Sale transaction), including expenses related to its remaining Spacetech Business.
Basis of Presentation
The unaudited condensed financial statements of the ASO business included herein were derived from the consolidated financial statements of the Company using the historical results of operations and the historical basis of assets and liabilities of the Company’s ASO reportable operating business segment and only include the assets and liabilities of the ASO business which are being acquired by Buyer and the revenue and expenses which are related to those specific assets and liabilities. Intercompany balances between ASO and the Company have been excluded.
The financial statements include all costs of the ASO business and include costs allocated from the Company. However, the financial statements are not intended to be a complete presentation of the financial position, results of operations and cash flows as if the ASO business had operated as a stand-alone entity during the periods presented. Had the ASO business existed as a separate entity, its results of operations and financial position could have differed materially from those included in the unaudited condensed financial statements included herein. In addition, future results of operations and financial position could differ materially from the historical results presented.
The Company’s investment in the ASO business is shown as the Company’s net investment in lieu of shareholders’ equity in the unaudited condensed financial statements.
Liquidity
We believe that our existing cash and cash equivalents are sufficient to fund ASO’s operating expenses, capital equipment requirements and other expected liquidity requirements for the coming year. Factors that could affect ASO’s capital requirements, in addition to those listed above, include continued collections of accounts receivable consistent with our historical experience and uncertainty surrounding mission launch schedules.

At March 31, 2014, ASO had cash and cash equivalents of $4.0 million and its working capital was approximately $(3.4) million.
All outstanding borrowings under the credit agreement will be paid off as part of the Asset Sale transaction. See Note 5 (Debt) below for additional information.
(2) Summary of Significant Accounting Policies
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that directly affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting periods. Actual results could differ from these estimates.
Revenue Recognition
ASO recognizes revenue employing several generally accepted revenue recognition methodologies. The methodology used is based on contract type and the manner in which products and services are provided.
Revenue generated by ASO’s payload processing facilities is recognized ratably over the occupancy period of the satellite while in the ASO facilities. The percentage-of-completion method is used for all construction contracts where incurred costs can be reasonably estimated and successful completion can be reasonably assured at inception. Changes in estimated costs to complete and provisions for contract losses are recognized in the period they become known.
A Summary of Revenue Recognition Methods

Services/Products Provided	Contract Type	Method of Revenue Recognition
Payload Processing Facilities	Firm Fixed Price – Mission Specific	Ratably, over the occupancy period of a satellite within the facility from arrival through launch

Construction Contracts	Firm Fixed Price	Percentage-of-completion based on costs incurred

Engineering Services	Cost Reimbursable Award/Fixed Fee	Reimbursable costs incurred plus award/fixed fee

Deferred Revenue
Deferred revenue represents amounts collected from customers for projects, products, or services expected to be provided at a future date. Deferred revenue is shown on the balance sheet as either a short-term or long-term liability, depending on when the service or product is expected to be provided.
Cash and Cash Equivalents
ASO considers short-term investments with original maturities of three months or less to be cash equivalents. Cash equivalents are comprised primarily of operating cash accounts, money market investments and certificates of deposits.
Accounts Receivable
The carrying value of ASO’s accounts receivable, net of the allowance for doubtful accounts, represents their estimated net realizable value. We estimate the allowance for doubtful accounts based on type of customer, age of outstanding receivable, historical collection trends, and existing economic conditions. If events or changes in circumstances indicate that a specific receivable balance may be unrealizable, further consideration is given to the collectability of those balances, and the allowance is adjusted accordingly. Receivable balances deemed uncollectible are written off against the allowance.
Property and Equipment
Property and equipment are stated at cost. All furniture, fixtures, and equipment are depreciated using the straight-line method over the estimated useful lives of the respective assets, which is generally five years. Our payload processing facilities are depreciated using the straight-line method over their estimated useful lives ranging from 16 to 40 years. Leasehold improvements are amortized over the shorter of the useful life of the improvement or the term of the lease. Repairs and maintenance are expensed when incurred.
As required by our customers, we purchase equipment or enhance our facilities to meet specific customer requirements. These enhancements or equipment purchases are compensated through our contract with the customer. The difference between the amount reimbursed and the cost of the enhancements is recognized as revenue.
Impairment of Long-Lived Assets
We review long-lived assets and certain identifiable intangibles for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.
Fair Value of Financial Instruments
Our financial instruments consist of cash and cash equivalents, accounts receivable, accounts payable, notes payable and accrued liabilities. The carrying amounts of these assets and liabilities, in the opinion of ASO’s management, approximate their fair value.
Operating Leases
ASO presently leases the 60-acre site located on Vandenberg Air Force Base in California, where we own four buildings totaling over 50,000 square feet of space. The Company has extended the original land lease, which expired in September 2013. The new lease expires in September 2018, with provisions to extend the lease at the request of the lessee and the concurrence of the lessor. ASO records the lease to rent expense on the consolidated statements of operations.
Prior to December 31, 2012 we maintained a separate 58,000 square foot payload processing facility located in Cape Canaveral, Florida. We negotiated an agreement with the Canaveral Port Authority for the lease of the land for a forty-three year period, expiring 2040. Upon expiration of the land lease, all improvements on the property revert at no cost to the lessor. In May 2005, we sold the facility in Cape Canaveral, Florida for $4.8 million. We leased back 100% of the facility through December 31, 2012, with an option for an additional year. We elected not to renew our lease on this facility. The facility, although valuable under specific circumstances, is of little value to ASO’s current operations. We do not believe our operations will be significantly disrupted as a result of our decision not to renew this lease.
Income Taxes
ASO accounts for income taxes under the liability method, whereby deferred tax asset or liability account balances are determined based on the difference between the financial statement and the tax bases of assets and liabilities using current tax laws and rates in effect for the year in which the differences are expected to affect taxable income. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the period that includes the enactment date. A valuation allowance is established when it is more likely than not that some portion or all of the deferred tax assets will not be realized.

For purposes of the stand-alone ASO business financial statements, income tax expense was calculated using statutory rates as if it were a separate taxpayer. All related balance sheet amounts are included as components of Astrotech Corporation Net Investment in the ASO business.
(3) Accounts Receivable
As of March 31, 2014, June 30, 2013, and June 30, 2012, accounts receivable consisted of the following (in thousands):

	March 31, 2014	June 30,
		2013	2012
U.S. Government contracts:
Billed	$617	$1,004	$379
Unbilled	—	1,976	117
Total U.S. Government contracts	$617	$2,980	$496
Commercial contracts:
Billed	$1,518	$1,944	$676
Unbilled	—	253	251
Total commercial contracts	$1,518	$2,197	$927
Total accounts receivable	$2,135	$5,177	$1,423

ASO anticipates collecting all unreserved receivables within one year. Unbilled accounts receivable represents revenue earned in excess of contracted billing milestones. The accuracy and appropriateness of our direct and indirect costs and expenses under government cost-plus contracts, and therefore, our accounts receivable recorded pursuant to such contracts, are subject to extensive regulation and audit by the U.S. Defense Contract Audit Agency or by other appropriate agencies of the U.S. Government. Such agencies have the right to challenge our cost estimates or allocations with respect to any government contract. In the opinion of management, any adjustments likely to result from remaining inquiries or audits of its contracts would not have a material adverse impact on our financial condition or results of operations.
ASO did not have allowance for doubtful accounts as of March 31, 2014, June 30, 2013, and June 30, 2012. Additionally, ASO did not have provisions for uncollectable accounts or write-offs during the nine months ended March 31, 2014, and 2013, or for the fiscal years ended June 30, 2013, and 2012.
(4) Property and Equipment
As of March 31, 2014, June 30, 2013 and June 30, 2012, property and equipment consisted of the following (in thousands):

	March 31, 2014	June 30,
		2013	2012
Flight Assets	$44,757	$44,757	$44,757
Payload Processing Facilities	45,866	45,866	44,765
Furniture, Fixtures, Equipment & Leasehold Improvements	16,483	16,339	15,952
Capital Improvements in Progress	49	35	928
Gross Property and Equipment	107,155	106,997	106,402
Accumulated Depreciation	(72,865)	(71,372)	(69,406)
Property and Equipment, net	$34,290	$35,625	$36,996

Depreciation and amortization expense of property and equipment for the nine months ended March 31, 2014, and 2013, was $1.5 million. Depreciation and amortization expense of property and equipment for the years ended June 30, 2013, and 2012 was $2.0 million and $2.1 million, respectively. In the year ended June 30, 2012, the Company evaluated the future use of two historical SPACEHAB modules. Due to the retirement of the space shuttle program in the United States and the lack of alternative uses which could potentially generate cash flow, the Company recorded a non-cash impairment of $0.2 million for the two SPACEHAB modules as the full aggregate carrying amount was deemed no longer recoverable.
(5) Debt
In October 2010, the Company entered into a financing facility with a commercial bank providing a $7.0 million term loan note and a $3.0 million revolving credit facility. The $7.0 million term loan terminates in October 2015, and the $3.0 million revolving credit facility expired in October 2012. ASO had no outstanding balance on the revolving credit facility as of March 31, 2014. The term loan requires monthly payments of principal plus interest at the rate of prime plus 0.25%, but not less than 4.0%. The bank financing facilities are secured by the assets of ASO, including accounts receivable, and require us to comply with designated covenants. The balance of the $7.0 million term loan at March 31, 2014, June 30, 2013 and June 30, 2012, was $5.8 million, $6.0 million and $6.4 million, respectively.
Not including the effect of debt covenant violations, the remaining debt repayments are due as follows (in thousands):

	Fiscal Year 2014	Fiscal Year 2015	Fiscal Year 2016
Term Note	$98	$403	$5,252

Our bank financing facilities contain certain affirmative and negative covenants with which we must comply, including the maintenance by us of a debt service coverage ratio of not less than 1.00 to 1.00, maintaining a tangible net worth of not less than $32.5 million, and maintaining a leverage ratio of not greater than .50 to 1.00. These financial covenants are applicable to the results of ASO. In the event we are not in compliance with a covenant, the bank may, among other things, accelerate all outstanding borrowings, cease extending credit or foreclose on collateral. As of March 31, 2014, we were not in compliance with the debt service coverage ratio and minimum tangible net worth debt covenants. However, on May 7, 2014, the Company received a waiver for the existing defaults for the quarter ended March 31, 2014.
In October, 2013 we were notified by a customer that a previously booked payload processing contract would be deferred several weeks. Consequently, our financial projections for fiscal year 2014 indicated that we would likely not be in compliance with our debt service coverage ratio and minimum tangible net worth covenants by the third quarter ended March 31, 2014. As such, on October 11, 2013, we amended the credit agreement with our bank that updated the following with respect to our debt covenants: 1) provided a credit of $0.5 million and $2.25 million for the third and fourth quarter of fiscal year 2014, respectively, to our debt service coverage calculation, 2) reduced our minimum tangible net worth requirement to $32.0 million for the third and fourth fiscal quarter of fiscal year 2014, and 3) required that we maintain a minimum cash balance at the bank of $2.0 million through June 30, 2014 and $0.75 million thereafter. In November, 2013 we were subsequently notified by the same customer that this mission would be deferred. As a result of this deferral, as noted above, we did not meet our debt service coverage ratio and minimum tangible net worth covenants in the third quarter of fiscal 2014 and it is probable that we will not be in compliance as of June 30, 2014. As such, we have reclassified our long-term debt to current.
All outstanding borrowings under the credit agreement will be paid off as part of the Asset Sale transaction.
(6) Fair Value of Financial Instruments
The accounting standard for fair value measurements defines fair value, establishes a market-based framework or hierarchy for measuring fair value, and expands disclosures about fair value measurements. The standard is applicable whenever assets and liabilities are measured and included in the financial statements at fair value.

The fair value hierarchy established in the standard prioritizes the inputs used in valuation techniques into three levels as follows:
Level 1—Quoted prices in active markets for identical assets or liabilities.
Level 2—Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.
Level 3—Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.
The following table presents the carrying amounts, estimated fair values and valuation input levels of certain of ASO’s financial instruments as of March 31, 2014, June 30, 2013 and June 30, 2012 (in thousands):

	March 31, 2014		June 30, 2013		June 30, 2012
	Carrying Amount	Fair Value	Carrying Amount	Fair Value	Carrying Amount	Fair Value	Valuation Inputs
Note payable	$5,753	$5,753	$6,042	$6,042	$6,414	$6,414	Level 2
Total	$5,753	$5,753	$6,042	$6,042	$6,414	$6,414

The carrying value of ASO’s debt at March 31, 2014 approximates fair value based on rates available for similar debt available to comparable companies in the marketplace. The carrying amounts of ASO’s Level 1 securities include cash and cash equivalents.
(7) Business and Credit Risk Concentration
A substantial portion of ASO’s revenue has been generated under contracts with the U.S. Government. During the nine months ended March 31, 2014 and 2013, approximately 53% and 64%, respectively, of ASO’s revenues was generated under U.S. Government contracts. During the year ended June 30, 2013 and 2012, approximately 66% and 68%, respectively, of ASO’s revenues were generated by various NASA and U.S. Government contracts or subcontracts. Accounts receivable totaled $2.1 million at March 31, 2014, of which 29% was attributable to the U.S. Government. Accounts receivable totaled $5.2 million at June 30, 2013, of which 58% was attributable to the U.S. Government. Accounts receivable totaled $1.4 million at June 30, 2012 of which 35% was attributable to the U.S. Government.
ASO maintains funds in bank accounts that may exceed the limit insured by the Federal Deposit Insurance Corporation, or “FDIC.” In October 2008, the FDIC increased its insurance to $250,000 per depositor, and to an unlimited amount for non-interest bearing accounts. The risk of loss attributable to these uninsured balances is mitigated by depositing funds in what we believe to be high credit quality financial institutions. ASO has not experienced any losses in such accounts.
(8) Commitments and Contingencies
Excluding the term loan (see Note 5), ASO does not have any lease payment obligations under non-cancelable operating leases for the land for a payload processing facility. Future minimum payments under the term loan are as follows (in thousands):

Year ending June 30,
2014	$98
2015	403
2016	5,252
Total	$5,753

Rent expense was approximately $0.3 million for the year ended June 30, 2013 and approximately $0.6 million for the year ended June 30, 2012. ASO received sublease payments of $0.1 million for the year ended June 30, 2013 and $0.1 million for the year ended June 30, 2012.

ASO presently leases the 60-acre site located on Vandenberg Air Force Base in California, where we own four buildings totaling over 50,000 square feet of space. ASO has extended the original land lease, which expired in September 2013. The new lease expires in September 2018, with provisions to extend the lease at the request of the lessee and the concurrence of the lessor. There are no required payments on this land lease as part of the new lease agreement. However, this land lease, as extended, requires the tenant to remove the buildings and restore the land to its original condition at the end of the lease term. If ASO fails to remove the buildings and restore the land, the government may accept the buildings and other improvement on the land in lieu of such removal and restoration.

PROPOSAL NO. 2: ADVISORY VOTE ON GOLDEN PARACHUTE COMPENSATION ARRANGEMENTS
The Non-Binding Advisory Proposal
Section 14A of the Exchange Act, which was enacted as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, requires companies to provide their shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, certain golden parachute compensation arrangements for its named executive officers. For smaller reporting companies such as Astrotech Corporation, named executive officers are the principal executive officer and the company’s next two most highly paid executive officers as of the end of the most recently completed fiscal year, based on total compensation determined under relevant regulations. Disclosure must also be provided for up to two additional individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer of the smaller reporting company at the end of the last completed fiscal year.
Therefore, the Company is asking its shareholders to approve golden parachute compensation arrangements and payments which the named executive officers will or may be eligible to receive in connection with the Asset Sale as disclosed in the section of this Proxy Statement entitled “Proposal No. 2: Advisory Vote on Golden Parachute Compensation Arrangements — Golden Parachute Compensation Arrangements” beginning on page 70. These arrangements have previously constituted part of the Company’s overall compensation program for its named executive officers and have been previously disclosed to Company shareholders in the Company’s annual proxy statements and/or the Executive Compensation section of the Company’s annual reports on Form 10-K, including the most recently filed proxy statement filed with the SEC on May 23, 2014 and annual report on Form 10-K for the fiscal year ended June 30, 2013 which was filed with the SEC on October 15, 2013 and then amended on April 11, 2014. These historical arrangements were adopted and approved by the Company’s board of directors or the Compensation Committee of the Company’s board of directors, which is composed solely of non-management directors, and are believed to be reasonable and in line with marketplace norms. Estimated payments for these arrangements are specifically set forth in the table entitled “Proposal No. 2: Advisory Vote on Golden Parachute Compensation Arrangements — Golden Parachute Compensation” on page 72 of this Proxy Statement and the accompanying footnotes.
Accordingly, the board of directors of the Company unanimously recommends that the Company’s shareholders approve the following resolution at the special meeting:
“RESOLVED, that the shareholders of Astrotech Corporation approve, solely on a nonbinding, advisory basis, the golden parachute compensation arrangements which may be paid to the named executive officers of Astrotech Corporation in connection with the sale of Company assets, as disclosed pursuant to Item 402(t) of Regulation S-K in Astrotech Corporation’s Proxy Statement for the special meeting.”
Shareholders should be aware that, consistent with applicable law, this proposal regarding certain transaction-related golden parachute compensation arrangements is merely an advisory vote which will not be binding on Astrotech Corporation, its board of directors, or Lockheed Martin. Further, the underlying compensation plans and arrangements are contractual in nature and are not, by their terms, subject to this shareholder approval. Accordingly, regardless of the outcome of this advisory vote, if the sale of the ASO Business is consummated, the named executive officers will remain eligible to receive the various golden parachute compensation payments in accordance with the terms and conditions applicable to those payments.
Vote Required for Approval and Board Recommendation
The vote on the non-binding advisory proposal regarding golden parachute compensation arrangements is separate and apart from the vote to approve the Asset Sale Proposal. Accordingly, you may vote for the Asset Sale Proposal and against the Golden Parachute Proposal and vice versa. Approval of the non-binding advisory proposal regarding the golden parachute compensation arrangements requires an affirmative vote of a majority of the votes present and entitled to vote at the Special Meeting, assuming a quorum is present. Abstentions are treated as a vote against the proposal to approve the golden parachute compensation arrangements if such shares are otherwise present in person or otherwise represented in proxy at the Special Meeting. However, broker non-votes (or other failures to vote) will have no effect on the proposal to approve the golden parachute compensation arrangements.
The Board of Directors of the Company unanimously recommends that you vote “FOR” the non-binding advisory proposal to approve the golden parachute compensation arrangements described in this Proxy Statement.
Golden Parachute Compensation Arrangements
The Company has entered into certain compensatory agreements with two of its three named executive officers (as discussed in more detail below) that specify certain payments and benefits to be provided upon various circumstances, including, among other things, upon a qualifying termination of employment following a change in control of the Company. In addition, Buyer has entered into certain compensatory agreements with one of the Company’s named executive officers that specify certain payments and benefits to be provided to the officer upon various circumstances following the closing of the Asset Sale. See the section entitled “Proposal No.1: The Asset Sale Proposal — Interests of Certain Persons in the Asset Sale” on p.35.
Employment Agreements with the Company
Messrs. Pickens and White are each parties to employment agreements with the Company that were entered into in 2008 and which, among other things, provide for severance benefits if the officer’s employment is involuntarily terminated within twelve months after a change in control of the Company. A sale of all or substantially all of the Company’s assets constitutes a change in control of the Company under the employment agreements. Mr. Kirkpatrick resigned from the Company in 2013 and will receive no golden parachute compensation.
An involuntary termination is either (i) a termination of the officer’s employment by the Company without Cause, (ii) a resignation of employment by the officer for Good Reason, or (iii) termination of the officer’s employment due to his death or Disability. The definitions of Cause, Good Reason and Disability are provided in the employment agreements and are summarized below.
The named executive officers’ severance benefits under their employment agreements with the Company include:
(1)
  cash severance (paid by the Company to the officer in a single lump sum within 30 days of the officer’s termination of employment) in an amount equal to a multiple (which multiple is 1.5 for Mr. Pickens and 0.75 for Mr. White) of the sum of the officer’s highest annual base salary for the twelve months prior to a Company change in control plus between 0% and 50% of the annualized average of the officer’s annual bonus for the three years prior to the year of termination of employment. The Compensation Committee selects the specific foregoing bonus percentage (between 0% and 50%) for each officer based on factors that the Compensation Committee considers including the Compensation Committee’s subjective evaluation of the officer’s performance;
(2)
  group health plan continuation coverage under COBRA at the same rates provided to employed officers with such Company subsidized coverage extending for 18 months after termination for Mr. Pickens and for 9 months after termination for Mr. White;
(3)
  full vesting, upon the officer’s termination of employment, of the officer’s unvested equity compensation awards; and
(4)
  each of Mr. Pickens’ stock options shall remain exercisable until the earlier of the first anniversary of his termination date or the expiration of the applicable term of the option.
The severance benefits are conditioned on the officer timely providing a release of claims to the Company and also remaining in compliance with enumerated restrictive covenants including confidentiality and nondisparagement. The restrictive covenants also include nonsolicitation and noncompete obligations that will remain in place for 12 months after termination for Mr. Pickens and for 6 months after termination for Mr. White.

Mr. Pickens’ employment agreement generally defines Cause to be any of the following:
(A)
  the officer’s conviction of or no contest plea to a felony crime which results from official actions taken by the officer in connection with Company business;
(B)
  the officer’s commission of fraud, or material misappropriation of funds or property, of or upon the Company or any Company affiliate; or
(C)
  the officer’s willful and continued failure to substantially perform his duties.
Mr. White’s employment agreement generally defines Cause to be any of the following:
(A)
  the officer’s conviction of or no contest plea to a felony crime;
(B)
  the officer’s commission of fraud, or material misappropriation of funds or property, of or upon the Company or any Company affiliate;
(C)
  the officer’s engagement in a material activity which directly competes with the Company or which would result in material injury to the business or reputation of the Company or a Company affiliate; or
(D)
  the officer’s material breach of the employment agreement.
The officers’ employment agreements generally define Good Reason to be any of the following that occur without the consent of the affected officer:
(A)
  a material diminution in the officer’s powers, duties, authority, responsibilities, functions, relative position in the Company’s management structure, status, or reporting relationship (and in the case of Mr. White, with such diminution compared to what such items were for Mr. White during the six month period prior to a Company change in control and the two years thereafter);
(B)
  The Company requires the officer to be based at any office or location farther than 35 miles from the officer’s principal residence as of immediately before a Company change in control;
(C)
  a reduction in the officer’s base salary or annual bonus opportunity from the highest amount in effect at any time during the 12-month period prior to a Company change in control; or
(D)
  for Mr. Pickens, the failure of the Company to obtain from any successor of all or substantially all of the business and/or assets of the Company the express assumption and agreement to perform the employment agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.
Notwithstanding the foregoing substantive definition of “Good Reason”, the officer cannot terminate his employment for Good Reason unless he (i) first notifies the Compensation Committee in writing of the event(s) which the officer believes constitutes a Good Reason event above within 90 days from the date of such event, and (ii) provides the Company with at least 30 calendar days to cure, correct or mitigate the Good Reason event so that either (1) it does not constitute a Good Reason event hereunder or (2) the officer agrees, in writing, that after any such modification or accommodation made by the Company, such event shall not constitute a Good Reason event.
The officers’ employment agreements generally define Disability to be any of the following:
(A)
  The officer is entitled to receive long-term disability (“LTD”) income benefits under the LTD plan or policy maintained by the Company that covers the officer; or if the officer is not covered under a LTD plan or policy then the following definition shall apply:
(B)
  A “permanent and total disability” as defined in Section 22(e)(3) of the Internal Revenue Code and applicable Treasury regulations.

Mr. White’s Mutual Termination Agreement with the Company
On May 28, 2014, Mr. White and the Company entered into an agreement (the “Mutual Termination Agreement”) which will terminate both Mr. White’s employment and employment agreement with the Company effective as of the Closing. Under the Mutual Termination Agreement, Mr. White’s employment will be terminated as a result of his voluntary resignation without Good Reason and, as of the Closing, he will receive no further compensation from the Company other than a one-time bonus of $100,000 on the Closing date representing payment of Mr. White’s annual bonus for fiscal year 2014.
Golden Parachute Compensation
In accordance with the SEC’s compliance rules regarding golden parachute compensation, the Golden Parachute Compensation table below sets forth the estimated amounts of certain compensation that each named executive officer could receive based upon the proposed Asset Sale. The estimates below are based in part on the following assumptions:
•
  The Asset Sale, which will constitute a change in control of the Company, hypothetically closed on July 2, 2014, the latest practicable date prior to the filing of this Proxy Statement; and
•
  The Company’s chief executive officer hypothetically experienced a qualifying involuntary termination of employment (as discussed in more detail below) as of the end of the day on the Closing. This termination is purely hypothetical and is solely for purposes of showing estimated severance compensation.
The actual amount of any payments (if any) will likely differ from the below estimated amounts. No named executive officer is entitled to any tax reimbursement payments from the Company.

Named Executive Officer	Cash(1) ($)	Perquisites/Benefits(2) ($)	Total(3) ($)
Thomas B. Pickens III	$727,269	$34,228	$761,497
Don M. White Jr.	$100,000	—	$100,000
Carlisle Kirkpatrick	—	—	—

(1)
  Cash.   The figures in this column represent estimates of the hypothetical cash severance benefits for Mr. Pickens under his employment agreement and the one-time bonus payment for Mr. White under the Mutual Termination Agreement. In addition to the assumptions enumerated above, the following assumptions were also utilized in determining these estimates:

Mr. Pickens
Highest Annual Base Salary	$439,000
Bonus Percent	50%
3 year Annualized Bonus Average	$91,692

The severance amount included in this column for Mr. Pickens is “double trigger” in nature; namely, eligibility to receive this amount requires both the occurrence of a change in control and a qualifying involuntary termination of employment from the Company within 12 months following such change in control.
The bonus amount included in this column for Mr. White is “single trigger” in nature; namely, eligibility to receive this amount requires only the occurrence of a change in control during the officer’s employment with the Company.
(2)
  Perquisites/benefits.   The figures in this column represent an estimated value of the hypothetical benefits of continued Company subsidized participation by Mr. Pickens and his eligible dependents in the Company group health plans for 18 months following his involuntary termination date. For the purposes of making this estimate, it was assumed that the monthly cost to the Company of providing this subsidy would be approximately $1,902.
The amount included in this column is “double trigger” in nature; namely, eligibility to receive this amount requires both the occurrence of a change in control and a qualifying involuntary termination of employment from the Company within 12 months following such change in control.

(4)
  Total.   The following table shows, for the named executive officers, the golden parachute compensation total amounts which are single trigger or double trigger in nature.

Named Executive Officer	Single Trigger ($)	Double Trigger ($)
Thomas B. Pickens III	—	$761,497
Don M. White Jr.	$100,000	—

MARKET PRICE AND DIVIDEND DATA
Our common stock is traded on the NASDAQ Capital Market under the symbol “ASTC.” On May 28, 2014, the last trading day prior to the public announcement of the Asset Sale, our common stock closed at a price of $2.24 per share. On July 2, 2014 the latest practicable trading day prior to the date of this Proxy Statement, our common stock closed at a price of $3.07 per share. The table below shows, for the periods indicated, the high and low closing sales prices for shares of our common stock as reported by the NASDAQ Capital Market.

	High	Low
Fiscal Year Ended June 30, 2014
Third Quarter	$3.81	$2.18
Second Quarter	$3.14	$0.64
First Quarter	$0.93	$0.64
Fiscal Year Ended June 30, 2013
Fourth Quarter	$0.84	$0.70
Third Quarter	$0.92	$0.80
Second Quarter	$0.95	$0.69
First Quarter	$1.25	$0.98
Fiscal Year Ended June 30, 2012
Fourth Quarter	$1.30	$0.81
Third Quarter	$0.85	$0.56
Second Quarter	$0.85	$0.55
First Quarter	$1.06	$0.56

You are encouraged to obtain current market quotations for our common stock in connection with voting your shares.
Dividend Policy
We have never paid cash dividends. It is our present policy to retain earnings to finance the growth and development of our business; therefore, we do not anticipate paying cash dividends on our common stock in the foreseeable future.
SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND PRINCIPAL SHAREHOLDERS
The following table sets forth as of July 3, 2014, certain information regarding the beneficial ownership of the Company’s outstanding common stock held by (i) each person known by the Company to be a beneficial owner of more than five percent of any outstanding class of the Company’s capital stock, (ii) each of the Company’s directors, (iii) the Company’s Chief Executive Officer and two most highly compensated executive officers at the end of June 30, 2013, the Company’s last completed fiscal year, and (iv) all directors and executive officers of the Company as a group. Unless otherwise described below, each of the persons listed in the table below has sole voting and investment power with respect to the shares indicated as beneficially owned by such party.

Name and Address of Beneficial Owners	Amount and Nature of Beneficial Ownership (#)	Shares Subject to Options (#)	Total (#)	Percentage of Class(1)
Certain Beneficial Owners
Huckleberry Investments LLP(2)	2,178,521	—	2,178,521	11.1%
Bruce & Co., Inc.(3)	1,070,073	—	1,070,073	5.5%
Non-Employee Directors: (4)
Mark Adams	449,219	106,000	555,219	2.8%
John A. Oliva	170,000	105,000	275,000	1.4%
William F. Readdy	150,000	105,000	255,000	1.3%
Sha-Chelle Devlin Manning	135,000	60,000	195,000	1.0%
Daniel T. Russler	25,000	60,000	85,000	*
Named Executive Officers:
Thomas B. Pickens III	3,733,746	212,500	3,946,246	20.0%
Don M. White	83,900	132,700	216,600	1.1%
Carlisle Kirkpatrick(5)	—	—	—	*
All Directors and Executive Officers as a Group (10 persons)	4,832,165	805,200	5,637,365	27.7%

*
  Indicates beneficial ownership of less than 1% of the outstanding shares of common stock.
#
  Includes unvested restricted stock grants.
(1)
  Calculated pursuant to Rule 13d-3(d) of the Securities Exchange Act of 1934. Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by a person, but not deemed outstanding for the purpose of calculating the number and percentage owned by any other person listed. As of July 3, 2014, we had 19,553,127 shares of common stock outstanding, including 8,333 shares of restricted stock with voting rights.
(2)
  Based on information obtained from a Schedule 13G filed by Huckleberry Investments LLP with the SEC on February 4, 2014. Huckleberry Investments LLP, is a fund manager based in the United Kingdom with its principle business conducted at 103 Mount Street, London, W1K 2TJ.
(3)
  Based on information obtained from a Form N-CSRS filed by Bruce Fund, Inc. with the SEC on March 6, 2014. Bruce & Co., Inc., is the investment manager for Bruce Fund, Inc., a Maryland registered investment company with its principle business conducted at 20 North Wacker Dr., Suite 2414, Chicago, IL 60606.
(4)
  The applicable address for all non-employee directors and named executive officers is c/o Astrotech Corporation, 401 Congress Ave., Suite 1650, Austin, TX 78701.
(5)
  Mr. Kirkpatrick resigned on October 30, 2013.
SHAREHOLDER PROPOSALS AND NOMINATIONS
The proxy rules adopted by the SEC provide that certain shareholder proposals must be included in the Proxy Statement for the Company’s 2015 Annual Meeting. For a proposal to be considered for inclusion in the Company’s proxy materials for the Company’s 2015 Annual Meeting of Shareholders, it must be received in writing by the Company on or before February 26, 2015 at its principal office, 401 Congress Ave, Suite 1650, Austin, Texas, 78701, Attention: Secretary. Notwithstanding the foregoing, in the event that the Company changes the 2015 Annual Meeting more than 30 days from the date of this year’s Annual Meeting, the Company will provide the deadline for submissions of shareholder proposals in an annual, quarterly or current report, so as to provide notice of such submission deadline to shareholders, which shall be a reasonable time before the Company begins to print and send its proxy materials.

If a shareholder intends to submit a proposal that is not intended to be included in the Company’s Proxy Statement, or a nomination for director for the Company’s 2015 Annual Meeting of Shareholders, the shareholder must provide notice in writing to the Company at the address above in accordance with the requirements set forth in the Company’s bylaws no later than April 27, 2015.
HOUSEHOLDING OF PROXY STATEMENT
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” Proxy Statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple shareholders in your household. The Company will promptly deliver a separate copy of either document to you if you call or write us at the following address and telephone number: 401 Congress Ave, Suite 1650, Austin, Texas, 78701, Attention: Secretary; telephone: (512) 485-9530. If you want to receive separate copies of the Company’s annual report and Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact the Company at the above address or telephone number.
WHERE YOU CAN FIND MORE INFORMATION
Astrotech files annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. You may read and copy this information at, or obtain copies of this information by mail from, the SEC’s Public Reference Room, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.
Please call the SEC at (800) SEC-0330 for further information about the public reference room. Astrotech’s filings with the SEC are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at http://www.sec.gov.
The SEC allows us to “incorporate by reference” into this Proxy Statement documents that we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this Proxy Statement, and later information that we file with the SEC will update and supersede that information. We incorporate by reference the documents listed below and any documents filed by us pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and before the date of the Special Meeting:
•
  Annual Report on Form 10-K for the fiscal year ended June 30, 2013, as amended by the Form 10-K/A filed on April 11, 2014 (including the portions of our Definitive Proxy Statement on Schedule 14A, filed with the SEC on May 23, 2014 as supplemented by the Supplement to such Definitive Proxy Statement, filed with the SEC on June 19, 2014, incorporated by reference therein);
•
  Quarterly Reports on Form 10-Q for the fiscal quarters ended September 30, 2013, December 31, 2013 and March 31, 2014; and
•
  Current Reports on Form 8-K filed on August 12, 2013, November 1, 2013, November 5, 2013, May 30, 2014, June 9, 2014 and June 19, 2014.
Notwithstanding the foregoing, information furnished under Items 2.02, 7.01 and 8.01 of any Current Report on Form 8-K, including the related exhibits, is not incorporated by reference in this Proxy Statement. In addition, statements contained in this Proxy Statement, or in any document incorporated in this Proxy Statement by reference, regarding the contents of any contract or other document, are only summaries of the material terms and as such we encourage you to carefully read in its entirety that contract or other document filed as an exhibit with the SEC.

These documents and any other documents incorporated by reference may be obtained from the SEC, including by means of the internet through the SEC’s EDGAR system at www.sec.gov., and through the Company’s website at http://www.astrotech.com/investors. Documents incorporated by reference are also available, without charge, excluding exhibits unless they have been specifically incorporated by reference in this proxy statement, by requesting them in writing or by telephone from us by contacting us at the Company’s principal executive office:
Astrotech Corporation
Attn: Investor Relations
401 Congress Ave., Suite 1650
Austin, TX 78701
(512) 485-9530
We will send, by first class mail or other prompt means, within one business day of the date we receive your request, the incorporated documents to each person to whom a proxy statement has been delivered.
THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED JULY 3, 2014. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO SHAREHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

Annex A

ASSET PURCHASE AGREEMENT
Dated as of May 28, 2014
By and Between
LOCKHEED MARTIN CORPORATION,
ELROY ACQUISITION COMPANY, LLC,
ASTROTECH CORPORATION,
ASTROTECH SPACE OPERATIONS, INC.
And
ASTROTECH FLORIDA HOLDINGS, INC.

A-i

A-ii

LIST OF EXHIBITS

Exhibit A	Definitions
Exhibit B	Representations and Warranties of the Seller Companies
Exhibit C	Representations and Warranties of the Buyer Companies
Exhibit D	Employee and Employee Benefit Matters

LIST OF ATTACHMENTS

Attachment I	Form of Bill of Sale, Assignment and Assumption Agreement
Attachment II	Form of Warranty Deed
Attachment III-A	Form of Assignment and Assumption of Lease
Attachment III-B	Form of Consent and Estoppel Certificate
Attachment IV	Form of Subcontract Pending Novation
Attachment V	Form of Voting Agreement
Attachment VI	Form of FIRPTA Certificate
Attachment VII	Form of Escrow Agreement
Attachment VIII	Form of Trademark License Agreement
Attachment IX	Form of Press Release

A-iii

ASSET PURCHASE AGREEMENT
This Asset Purchase Agreement (together with the Exhibits and Attachments hereto and the Disclosure Letter, this “Agreement”) is made as of the 28th day of May 2014, by and between Lockheed Martin Corporation, a Maryland corporation (“Lockheed Martin”) and its wholly-owned subsidiary Elroy Acquisition Company, LLC, a Delaware limited liability company (“Buyer,” and, together with Lockheed Martin, the “Buyer Companies”), on the one hand, and Astrotech Corporation, a Washington corporation (“ASTC”), its wholly-owned subsidiary Astrotech Space Operations, Inc., a Delaware corporation (“ASO”) and ASO’s wholly-owned subsidiary Astrotech Florida Holdings, Inc., a Florida corporation (“AFH,” and, together with ASTC and ASO, the “Seller Companies”), on the other hand.
W I T N E S S E T H:
WHEREAS, Seller Companies are engaged in the ASO Business through ASTC’s Astrotech Space Operations business unit;
WHEREAS, upon the terms and subject to the conditions set forth in this Agreement, Seller Companies desire to transfer to Buyer all of the assets held, owned or used by Seller Companies to conduct the ASO Business, and to assign certain liabilities associated with the ASO Business to Buyer which are specifically identified herein, and Buyer desires to receive such assets and assume such liabilities;
WHEREAS, in connection with the sale of the ASO Business by Seller Companies to Buyer, Seller Companies and Buyer desire to enter into certain additional agreements and arrangements ancillary to such sale; and
WHEREAS, prior to the execution of this Agreement, (i) the board of directors of ASTC unanimously approved the Seller Companies entering into this Agreement and the Contemplated Transactions and recommended the approval of this Agreement and the Contemplated Transactions by the shareholders of ASTC; (ii) the boards of directors of ASO and AFH unanimously approved ASO and AFH, respectively, entering into this Agreement and the Contemplated Transactions and recommended approval of this Agreement and the Contemplated Transactions by their respective sole stockholders; (iii) Lockheed Martin, as the sole member of Buyer, approved Buyer entering into this Agreement and the Contemplated Transactions; and (iv) a duly authorized officer of Lockheed Martin approved Buyer and Lockheed Martin entering into this Agreement and the Contemplated Transactions;
NOW, THEREFORE, in consideration of the foregoing and of the representations, warranties, covenants, agreements and conditions contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS
Section 1.01 Definitions.    Capitalized terms used in this Agreement shall have the meanings specified in Exhibit A.
ARTICLE II
TRANSACTIONS AND CLOSING
Section 2.01 Closing Transactions.    Upon the terms and subject to the conditions set forth in this Agreement, the parties agree that at the Closing, among other things:
(a) the Seller Companies will transfer, or cause to be transferred, to Buyer all right, title and interest in and to the Transferred Assets, free and clear of all Liens other than Permitted Liens, and the Assumed Liabilities, and Buyer will accept all right, title and interest in and to the Transferred Assets, free and clear of all Liens other than Permitted Liens, and will assume only the Assumed Liabilities, in each case in accordance with the terms of this Agreement;
(b) to effect the transfer of certain of the Transferred Assets and the assumption of the Assumed Liabilities contemplated by the foregoing clause (a), the Seller Companies and Buyer shall execute and deliver the Assignment and Assumption Agreement;

(c) to effect the transfer of certain of the Transferred Assets contemplated by the foregoing clause (a), the Seller Companies and Buyer shall execute and deliver appropriate assignment agreements in respect of any trademarks, trademark applications and copyright registrations constituting Transferred Assets;
(d) ASTC and Buyer shall execute and deliver the License Agreement;
(e) each Seller Company that is party to any Government Contract requiring novation after closing and Buyer shall execute and deliver the Subcontract Pending Novation;
(f) to effect the transfer of the Owned Real Property, AFH shall execute and deliver a general warranty deed or other applicable instrument of transfer in favor of Buyer on the terms and conditions contemplated by Attachment II, and, in connection therewith, shall execute and deliver (i) such affidavits, indemnities, evidence of authority and such other documents as Buyer’s title insurance company shall reasonably require in order to issue to Buyer an owner’s title insurance policy insuring that Buyer owns the Owned Real Property free and clear of all Liens other than Permitted Liens and (ii) such other documents as may be required under Applicable Law in the jurisdiction in which the Owned Real Property is located (including Transfer Tax documentation);
(g) (i) ASO and Buyer shall execute and deliver an assignment and assumption agreement for the assignment to Buyer of the Real Property Lease substantially in the form attached hereto as Attachment III-A, and (ii) the Seller Companies shall cause to be delivered to Buyer a consent and estoppel certificate from the Secretary of the Air Force, as landlord of the Leased Real Property, substantially in the form attached hereto as Attachment III-B;
(h) the Seller Companies shall furnish to Buyer evidence of the release of all Liens (if any) on the Transferred Assets other than Permitted Liens, in form and substance reasonably satisfactory to Buyer;
(i) the Seller Companies shall furnish to Buyer original certificates of title (or equivalent documents) for all vehicles of the Seller Companies included in the Transferred Assets, completed and endorsed for transfer to Buyer;
(j) each Seller Company shall furnish to Buyer a FIRPTA certificate substantially in the form attached hereto as Attachment VI;
(k) Buyer shall pay and deliver to ASTC, for ASTC’s account and as agent for ASO and AFH by wire transfer of immediately available funds in accordance with wire instructions provided by ASTC no later than two (2) Business Days prior to the Closing Date, a sum equal to (i) the Estimated Adjusted Purchase Price, (ii) minus the Adjustment Holdback Amount, (iii) minus the Indemnity Escrow Amount, and (iv) minus the Payoff Amount; and
(l) Buyer shall pay and deliver to American Bank, N.A. the Payoff Amount, by wire transfer of immediately available funds in accordance with wire instructions to be provided to Buyer by American Bank, N.A. no later than two (2) Business Days prior to the Closing Date.
Section 2.02 Closing.    The closing of the Contemplated Transactions (the “Closing”) shall take place at the offices of Hogan Lovells US LLP, 100 International Drive, Suite 2000, Baltimore, Maryland at 9:00 a.m., Eastern time, on a date to be agreed by the parties no earlier than July 27, 2014; provided, however, that if all of the conditions to Closing set forth in ARTICLE X have not been satisfied or waived (by the party entitled to waive such condition) by such date, then Closing shall take place on the third Business Day following the satisfaction or waiver (by the party entitled to waive such condition) of all conditions to the Closing set forth in ARTICLE X or at such other time and place as the parties to this Agreement may agree.
Section 2.03 Allocation of Exchange Consideration.
(a) The consideration to be paid by Buyer for the Transferred Assets (the “Exchange Consideration”) shall, in the aggregate, consist of the following:
(i) the Purchase Price as adjusted in accordance with Section 2.05; and

(ii) the assumption by Buyer of the Assumed Liabilities in accordance with this Agreement and the other Transaction Documents.
(b) (i) Within 120 days after the Closing Date or 90 days after the date the Final Net Working Capital Amount is determined in accordance with Section 2.05, whichever is later, Buyer will provide to the Seller Companies copies of a draft IRS Form 8594 and any required exhibits thereto (the “Asset Acquisition Statement”) setting forth Buyer’s proposed allocation of the Exchange Consideration. In all cases the allocation shall assign a value to assets included in the Final Net Working Capital Amount equal to the amounts of such assets taken into account in the Final Net Working Capital Amount. Within 30 days after the receipt of such Asset Acquisition Statement, ASTC will notify Buyer of any proposed changes to such Asset Acquisition Statement or if ASTC fails to notify Buyer within such 30-day period, the Seller Companies will be deemed to have concurred therewith. Thereafter, Buyer will provide to the Seller Companies from time to time revised draft copies of the Asset Acquisition Statement (each, a “Revised Asset Acquisition Statement”) so as to report any matters on the Asset Acquisition Statement that require updating. Within 30 days after the receipt of any Revised Asset Acquisition Statement, ASTC shall notify Buyer of any proposed changes to such Revised Asset Acquisition Statement or, if ASTC fails to so notify Buyer within such 30-day period, the Seller Companies will be deemed to have concurred therewith. Buyer and ASTC will endeavor in good faith to resolve any differences with respect to the Asset Acquisition Statement or any Revised Asset Acquisition Statement within 30 days after Buyer’s receipt of notice of proposed changes from ASTC.
   (ii) Subject to the provisions of the following sentence of this Section 2.03(b)(ii), the Exchange Consideration will be allocated in accordance with the Asset Acquisition Statement or, if applicable, the last Revised Asset Acquisition Statement. If ASTC and Buyer are unable to resolve any differences with respect to the Asset Acquisition Statement or Revised Asset Acquisition Statement, then any remaining disputed matters will be finally and conclusively determined by PricewaterhouseCoopers LLP (or, if PricewaterhouseCoopers LLP is unwilling or unable to serve in such capacity, such other independent accounting firm that is mutually agreed to by ASTC and Buyer) (the “Allocation Arbiter”). Promptly, but not later than ten (10) days after acceptance of its appointment, the Allocation Arbiter will determine (based solely on presentations by the Seller Companies and Buyer and not by independent review) only those matters in dispute and will render a written report as to the disputed matters and the resulting allocation of the Exchange Consideration, which report will be final, conclusive and binding upon the parties. In resolving any disputed item, the Allocation Arbiter may not assign a value to any disputed item that is greater than the greatest value claimed by Buyer or the Seller Companies at the time the matter is finally submitted to the Allocation Arbiter for decision or less than the smallest value claimed for the item by Buyer or the Seller Companies at such time. Buyer and the Seller Companies will, subject to the requirements of any applicable Tax law or election, file all Tax Returns and reports consistent with the allocation of the Exchange Consideration provided in the Asset Acquisition Statement or the last Revised Asset Acquisition Statement and, if applicable, the determination of the Allocation Arbiter.
   (iii) The fees and expenses, if any, of the Allocation Arbiter shall be paid one-half (1/2) by the Seller Companies and one-half (1/2) by Buyer.
Section 2.04 Escrow; Holdback.
(a) On the Closing Date, Buyer, ASTC and the Escrow Agent shall enter into an escrow agreement in substantially the form attached hereto as Attachment VII (the “Escrow Agreement”). On the Closing Date, Buyer shall deliver to the Escrow Agent the Indemnity Escrow Amount, for the purpose of securing the indemnification obligations set forth in this Agreement and the other Transaction Documents. The Indemnity Escrow Amount shall be held by the Escrow Agent under the Escrow Agreement pursuant to the terms thereof and, within three (3) Business Days after the 18-month anniversary of the Closing Date, the then-available Indemnity Escrow Amount, minus any amounts in respect of any pending Buyer Claims, shall be released to ASTC, for ASTC’s account and as agent for ASO and AFH. Promptly following resolution of the pending Buyer Claims, the Indemnity Escrow Amount retained under the Escrow Agreement pursuant to the prior sentence shall be released in accordance with the terms of the Escrow Agreement. The Indemnity Escrow Amount shall be held as a trust fund and shall not be subject to any lien, attachment, trustee process or any other judicial process of any creditor of any party, and shall be held and disbursed solely for the purposes and in accordance with the terms of the Escrow Agreement.
(b) On the Closing Date, Buyer shall withhold from the Estimated Adjusted Purchase Price the Adjustment Holdback Amount for the purpose of securing any purchase price adjustment to be paid by the Seller Companies in accordance with Section 2.05.
Section 2.05 Adjustment of Exchange Consideration.
(a) On or before a date not less than three (3) Business Days prior to the Closing Date, the Seller Companies shall prepare and deliver to Buyer a statement (the “Estimated Net Working Capital Statement”) setting forth the Seller Companies’ reasonable good faith estimate of the Net Working Capital of the ASO Business as of 11:59 p.m. on the day prior to the Closing Date (the “Estimated Net Working Capital Amount”), together with a statement on behalf of the Seller Companies by a duly authorized officer certifying that the Estimated Net Working Capital Statement and the Estimated Net Working Capital Amount have been prepared in accordance with the accounting principles, policies, practices and methods described in Section 2.05 of the Disclosure Letter (the “Accounting Principles”). The Estimated Net Working Capital Statement will be prepared, and the Estimated Net Working Capital Amount will be calculated, in accordance with the Accounting Principles. If the Estimated Net Working Capital Amount is greater than the Net Working Capital Threshold, the difference shall be added to the Purchase Price paid to the Seller Companies at Closing pursuant to Section 2.01(k), and if the Estimated Net Working Capital Amount is less than Net Working Capital Threshold, the difference shall reduce the Purchase Price paid to the Seller Companies at Closing pursuant to Section 2.01(k). The Purchase Price to be paid to ASTC at Closing pursuant to Section 2.01(k) as adjusted pursuant to the foregoing sentence shall constitute the “Estimated Adjusted Purchase Price.”
(b) Promptly following the Closing Date, but in no event later than 120 days after the Closing Date, Buyer shall, at its expense, prepare and submit to the Seller Companies a balance sheet of the ASO Business as of 11:59 p.m. on the day prior to the Closing Date (the “Proposed Closing Statement”) and a statement setting forth, in reasonable detail, Buyer’s calculation of the Net Working Capital of the ASO Business as of 11:59 p.m. on the day prior to the Closing Date (the “Proposed Final Net Working Capital Amount”). In the event the Seller Companies dispute the correctness of the Proposed Final Net Working Capital Amount, ASTC shall notify Buyer in writing of its objections within 45 days after receipt of Buyer’s Proposed Closing Statement and Buyer’s calculation of the Proposed Final Net Working Capital Amount and shall set forth, in writing and in reasonable detail, the reasons for the Seller Companies’ objections. If ASTC fails to deliver such notice of objections within such time, the Seller Companies shall be deemed to have accepted Buyer’s calculation. To the extent ASTC does not object within the time period contemplated by this Section 2.05(b) to a matter in the statement of the Proposed Final Net Working Capital Amount prepared and submitted by Buyer (provided, that any objection made shall also be deemed to be an objection with respect to each item that affects the matter that was objected to directly), the Seller Companies shall be deemed to have accepted Buyer’s calculation and presentation in respect of the matter and the matter shall not be considered to be in dispute. ASTC and Buyer shall endeavor in good faith to resolve any disputed matters within 30 days after Buyer’s receipt of ASTC’s notice of objections. If ASTC and Buyer are unable to resolve the disputed matters, ASTC and Buyer shall engage PricewaterhouseCoopers LLP (or, if PricewaterhouseCoopers LLP is unwilling or unable to serve in such capacity, such other independent accounting firm that is mutually agreed to by ASTC and Buyer) (the “Unaffiliated Accounting Firm”) to resolve the matters in dispute (in a manner consistent with Section 2.05(c)). Promptly after engagement of the Unaffiliated Accounting Firm, the Seller Companies and Buyer shall provide the Unaffiliated Accounting Firm with a copy of this Agreement, the Accounting Principles, Buyer’s Proposed Closing Statement, Buyer’s statement of the Proposed Final Net Working Capital Amount and the Seller Companies’ written notice of objections thereto. ASTC and Buyer shall deliver to the Unaffiliated Accounting Firm and to the other party simultaneously a written submission of its final position with respect to each of the matters in dispute within 15 days of the engagement of such Unaffiliated Accounting Firm. ASTC and Buyer shall thereafter be entitled to submit a rebuttal to the other’s submission, which rebuttals shall be delivered to the Unaffiliated

Accounting Firm and to the other party simultaneously within 30 days of the delivery of the parties’ initial submissions to the Unaffiliated Accounting Firm and to each other. The Unaffiliated Accounting Firm may request additional information from either party, but absent such a request neither party may make (nor permit any of its Affiliates or Representatives to make) any additional submission to the Unaffiliated Accounting Firm or otherwise communicate with the Unaffiliated Accounting Firm, and in no event shall either party (i) communicate (or permit any of its Affiliates or Representatives to communicate) with the Unaffiliated Accounting Firm without providing the other party a reasonable opportunity to participate in such communication or (ii) make (or permit any of its Affiliates or Representatives to make) a written submission to the Unaffiliated Accounting Firm unless a copy of such submission is simultaneously provided to the other party. The Unaffiliated Accounting Firm shall have 30 days to review the documents provided to it pursuant to this Section 2.05(b) and to deliver its written determination with respect to each of the items in dispute submitted to it for resolution, as well as its determination of the balance sheet of the ASO Business as of 11:59 p.m. on the day prior to the Closing Date and the Net Working Capital of the ASO Business as of 11:59 p.m. on the day prior to the Closing Date based thereon. The Unaffiliated Accounting Firm shall resolve the differences regarding Buyer’s Proposed Closing Statement and Proposed Final Net Working Capital Amount based solely on the information provided to the Unaffiliated Accounting Firm by the parties pursuant to the terms of this Agreement (and not by independent review). The Unaffiliated Accounting Firm’s authority shall be limited to resolving disputes with respect to whether the individual disputed items on the Buyer’s Proposed Closing Statement and Buyer’s statement of the Proposed Final Net Working Capital Amount were prepared in accordance with the terms of Section 2.05(c). In resolving each disputed item, the Unaffiliated Accounting Firm shall choose either the value assigned by the Seller Companies to such item or the value assigned by Buyer to such item based on the Unaffiliated Accounting Firm’s assessment of which value is most consistent with the Accounting Principles, and may not assign a value for any item other than a value proposed by the Seller Companies or Buyer in its respective submission to the Unaffiliated Accounting Firm. The determination of the Unaffiliated Accounting Firm in respect of the correctness of each matter remaining in dispute shall be final, conclusive and binding on the Seller Companies and Buyer. The balance sheet of the ASO Business as of 11:59 p.m. on the day prior to the Closing Date, and the Net Working Capital of the ASO Business as of 11:59 p.m. on the day prior to the Closing Date, as finally determined pursuant to this Section 2.05(b) (whether by failure of the Seller Companies to deliver notice of objection, by agreement of the Seller Companies and Buyer or by determination of the Unaffiliated Accounting Firm), are referred to herein as the “Final Closing Statement” and the “Final Net Working Capital Amount,” respectively.
(c) The Estimated Net Working Capital Statement, the Proposed Closing Statement and the Final Closing Statement shall be prepared, and the Estimated Net Working Capital Amount, the Proposed Final Net Working Capital Amount and the Final Net Working Capital Amount shall be determined, in accordance with the Accounting Principles.
(d) If the Final Net Working Capital Amount is greater than the Estimated Net Working Capital Amount, the difference (the “Difference”) shall be paid to ASTC (for ASTC’s account and as agent for ASO and AFH) by Buyer with simple interest thereon from the Closing Date to the date of payment at a floating rate per annum equal to the Interest Rate and such payment shall include the Adjustment Holdback Amount and interest from the Closing Date in the manner calculated for the Difference. If the Final Net Working Capital Amount is less than the Estimated Net Working Capital Amount, the difference shall be paid to Buyer by ASTC (for ASTC’s account and as agent for ASO and AFH) with simple interest thereon from the Closing Date to the date of payment at a floating rate per annum equal to the Interest Rate first, out of the Adjustment Holdback Amount, and if there are insufficient funds in the Adjustment Holdback Amount, directly by ASTC. Any such payment shall be made in immediately available funds not later than five (5) Business Days after the determination of the Final Net Working Capital Amount by wire transfer to a bank account designated in writing by the party entitled to receive the payment.

(e) In connection with the determination of the Final Net Working Capital Amount, Buyer shall make available to the Seller Companies and, if applicable, to the Unaffiliated Accounting Firm, all books, records, documents and work papers for the past ten (10) years transferred by the Seller Companies to Buyer in connection with the Contemplated Transactions.
(f) The fees and expenses, if any, of the Unaffiliated Accounting Firm shall be paid one-half (1/2) by ASTC (for ASTC’s account and as agent for ASO and AFH) and one-half (1/2) by Buyer.
Section 2.06 Assignment of Contracts and Rights.
(a) Anything in this Agreement to the contrary notwithstanding, this Agreement shall not constitute an agreement to assign or otherwise sell, convey, sublicense or transfer any Contract constituting a Transferred Asset, or any claim, right or benefit arising thereunder or resulting therefrom, or to enter into any other agreement or arrangement with respect thereto, if an attempted assignment, sale, conveyance, sublicense or transfer thereof, or entering into any such agreement or arrangement, without the consent of a third party, would constitute a breach of, or other contravention under, any Contract to which any Seller Company is a party, be ineffective with respect to any party thereto or in any way adversely affect the rights of Buyer thereunder. With respect to any such Contract (or any claim, right or benefit arising thereunder or resulting therefrom), from and after the date hereof, the applicable Seller Company and Buyer shall use reasonable commercial efforts (but without any payment of money or other transfer of value to any third party) to obtain any required consent for the assignment, transfer or sublicense of such Contract to Buyer, or written confirmation from such parties reasonably satisfactory in form and substance to such Seller Company and Buyer confirming that such consent is not required. If any such consent is not obtained prior to the Closing with respect to a Contract and Closing occurs without such consent, the applicable Seller Company and Buyer shall cooperate to enter into, as of the Closing, a mutually agreeable arrangement under which (i) Buyer would obtain, through a subcontracting, sublicensing or subleasing arrangement or otherwise, the claims, rights and benefits of the applicable Seller Company under such Contract in accordance with this Agreement, (ii) Buyer would assume, to the extent possible, all future performance obligations of such Seller Company under such Contract and agree to perform and discharge all obligations under such Contract, and (iii) the applicable Seller Company would enforce at Buyer’s cost and at the request of and for the benefit of Buyer, any and all claims, rights and benefits of such Seller Company against any third party thereto arising from any such Contract. The failure to obtain a required consent prior to the Closing with respect to any Contract identified in Section 2.06(a) of the Disclosure Letter (but only such Contracts and no such consent shall be required for any Contract not included in Section 2.06(a) of the Disclosure Letter) shall constitute a failure to meet the conditions to the Closing set forth in Section 10.02(g) with respect to such Contract unless a Buyer Company has provided to the Seller Companies an express written waiver of Section 10.02(g) with respect to such Contract.
(b) Promptly following the date hereof, the Seller Companies shall send to each counterparty to each nondisclosure agreement set forth in Section 2.06(b) of the Disclosure Letter a request for consent from such counterparty to the assignment of the applicable nondisclosure agreement from the Seller Company to Buyer in connection with the Closing of the Contemplated Transactions. The Seller Companies shall use commercially reasonable efforts to obtain consent to assignment with respect to each such nondisclosure agreement prior to Closing. In the event that consent to assignment of any such nondisclosure agreement is not obtained prior to Closing, then the Seller Companies shall not transfer any confidential information which is subject to such nondisclosure agreement (the “Underlying Proprietary Information”) to the Buyer and the applicable nondisclosure agreement and Underlying Proprietary Information shall be retained by the Seller Company until such time as consent to assignment of such nondisclosure agreement and Underlying Proprietary Information is obtained or the parties determine that no such consent will be obtained, in which case the Seller Companies shall comply with the terms of such nondisclosure agreement as they relate to destroying or returning all Underlying Proprietary Information held by the Seller Companies in respect of such nondisclosure agreement to the counterparty thereto or otherwise comply with the obligations under such nondisclosure agreement regarding treatment of the Underlying Proprietary Information.

(c) The Seller Companies shall promptly pay to Buyer, when received, all monies received by the applicable Seller Companies under any Contract constituting a Transferred Asset or any claim, right or benefit arising thereunder, including, without limitation, those not transferred to Buyer at Closing.
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE SELLER COMPANIES
Section 3.01 Representations and Warranties of the Seller Companies.    The Seller Companies represent and warrant to the Buyer Companies as set forth in Exhibit B.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE BUYER COMPANIES
Section 4.01 Representations and Warranties of the Buyer Companies.    The Buyer Companies represent and warrant to the Seller Companies as set forth in Exhibit C.
ARTICLE V
COVENANTS AND AGREEMENTS OF THE SELLER COMPANIES
Section 5.01 Meeting of ASTC’s Shareholders to Approve the Agreement.
(a) ASTC shall use its reasonable best efforts to promptly, or in any event within ten (10) Business Days after the date of this Agreement, prepare and file with the Securities and Exchange Commission (the “SEC”) preliminary proxy materials for the Special Meeting (together with any amendments and supplements thereto and any other required proxy materials, the “Proxy Statement”) relating to the Special Meeting; provided that, notwithstanding the foregoing, in the event that ASTC cannot file the Proxy Statement by the end of such ten (10) Business Day period because of the failure by Lockheed Martin to provide the information in the manner required by the last two sentences of this Section 5.01(a), then such ten (10)-Business Day period shall be extended to the date that is two (2) Business Days after Lockheed Martin provides such information to ASTC. Subject to Section 5.02(e) the Proxy Statement shall include the recommendation of ASTC’s Board of Directors (the “ASTC Board”) that ASTC’s shareholders vote to approve this Agreement at the Special Meeting (the recommendation of the ASTC Board being referred to as the “Board Recommendation”). Lockheed Martin shall use reasonable commercial efforts to, within five (5) Business Days after the date of this Agreement, provide ASTC with such information concerning Lockheed Martin as may be deemed reasonably necessary by ASTC for inclusion in the Proxy Statement. In the event that a member of the Lockheed Martin Deal Team becomes aware of an untrue statement of material fact or an omission of any material fact in the information specifically supplied by Lockheed Martin for inclusion in the Proxy Statement, the Lockheed Martin Deal Team will notify ASTC of such untrue statement or omission of material fact as promptly as practicable and will make commercially reasonable efforts to provide information that would make such statement or omission true and not misleading.
(b) Notwithstanding the provisions of Section 5.01(a), prior to filing the preliminary Proxy Statement, a definitive Proxy Statement or any other filing with the SEC in connection with the Contemplated Transactions, ASTC shall give Lockheed Martin and its counsel the reasonable opportunity to review and comment on each such filing in advance, and ASTC shall consider in good faith including in such filing all comments reasonably proposed by Lockheed Martin in respect of such filings, subject to compliance with Applicable Law. ASTC shall notify Lockheed Martin promptly of the receipt of any oral or written comments from the SEC or its staff (or notice of the SEC’s intent to review) and of any requests by the SEC or its staff for amendments or supplements to the Proxy Statement or any other filing with the SEC in connection with the Contemplated Transactions or for additional or supplemental information in connection therewith. ASTC shall, as promptly as practicable after the receipt of such comments from the SEC or its staff with respect to the Proxy Statement or any other such filing (y) supply Lockheed Martin with copies of all written correspondence from the SEC received in connection therewith and (z) provide Lockheed Martin a summary of any oral comments received from the SEC in connection therewith. ASTC (i) shall provide Lockheed Martin with a reasonable opportunity to review and comment on any responses to comments or inquiries by the SEC with respect to any filings related to the Contemplated Transactions

(which comments shall be provided by Lockheed Martin as promptly as reasonably practicable), (ii) shall give due consideration to all comments reasonably proposed by Lockheed Martin in respect of such filings, subject to compliance with Applicable Law, and (iii) shall provide Lockheed Martin and its counsel with a reasonable opportunity to hear (but not participate in) any discussions or meetings with the SEC or its staff with respect to such filings. ASTC shall respond in good faith to any comments from the SEC as promptly as practicable.
(c) If ASTC (i) does not receive comments from the SEC with respect to the preliminary Proxy Statement prior to the expiration of the ten (10)-day waiting period provided in Rule 14a-6 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), ASTC shall file definitive proxy materials (including the definitive Proxy Statement) with the SEC and cause the definitive Proxy Statement to be mailed to ASTC’s shareholders no later than three (3) Business Days after the expiration of such waiting period, or (ii) receives comments from the SEC with respect to the preliminary Proxy Statement, ASTC shall file definitive proxy materials (including the definitive Proxy Statement) with the SEC and cause the definitive Proxy Statement to be mailed to ASTC’s shareholders no later than three (3) Business Days after clearance by the SEC with respect to such comments and an indication by the SEC that it has no further comment.
(d) If, at any time prior to the date of the Special Meeting, any event or information relating to ASTC or any of its Affiliates should be discovered by ASTC or Lockheed Martin which should be set forth in an amendment or supplement to the Proxy Statement, so that such document would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein not false or misleading, the party that discovers such information shall promptly notify the other parties and ASTC shall cause an appropriate amendment or supplement describing such information to be filed with the SEC as promptly as practicable thereafter and, to the extent required by Applicable Law, disseminated to ASTC’s shareholders.
(e) ASTC shall, in accordance with Applicable Law, ASTC’s amended and restated articles of incorporation and bylaws and applicable NASDAQ rules, (i) duly call, give notice of, convene and hold a special meeting of ASTC’s shareholders as promptly as practicable (to the extent permissible under Applicable Law and applicable NASDAQ rules), for the purpose of obtaining the Required Shareholder Vote (the “Special Meeting”); provided, however, that the Special Meeting shall in no event be held earlier than 60 days following the date of this Agreement; and (ii) subject to the provisions of Section 5.02 hereof, use its commercially reasonable efforts to solicit from ASTC’s shareholders proxies in favor of the approval and adoption of this Agreement and to secure the vote or consent of ASTC’s shareholders as required by Applicable Law to approve and effect the transfer of assets contemplated by this Agreement. At the same time as notice is provided to NASDAQ of the date which shall be set as the “record date” for the Special Meeting, ASTC shall provide Lockheed Martin notice of such record date. Except as set forth in the following sentence and as provided in Section 5.02, the Special Meeting shall be held on the date which is set as the meeting date in accordance with the foregoing. ASTC may adjourn or postpone the Special Meeting only (w) to the extent necessary to ensure that any necessary supplement or amendment to the Proxy Statement is provided to its shareholders in advance of a vote on the Agreement and the Contemplated Transactions, (x) if as of the time for which the Special Meeting is originally scheduled (as set forth in the Proxy Statement), there are insufficient shares of common stock of ASTC represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of such Special Meeting, (y) subject to Buyer’s written consent, if there are insufficient affirmative votes at the Special Meeting to obtain the Required Shareholder Vote, or (z) for a period not to exceed ten (10) Business Days in order to consider one or more Acquisition Proposals, but only to the extent otherwise permitted under Section 5.02.
(f) ASTC shall ensure that the Special Meeting is called, noticed, convened, held and conducted, and that all proxies solicited in connection with the Special Meeting are solicited, in compliance with all Applicable Laws and ASTC’s amended and restated articles of incorporation and bylaws. The approval and adoption of this Agreement and the transfer of assets contemplated herein, a non-binding advisory vote on certain compensation arrangements for ASTC’s named executive officers in connection with the transfer of assets contemplated herein and adjournment of the Special Meeting, as provided in Section 5.01(e), shall be the only matters which ASTC shall propose to be acted on by ASTC’s shareholders at the Special Meeting, unless otherwise approved in writing by Lockheed Martin.
Section 5.02 No Solicitation.
(a) Except as provided in Section 5.02(b), Section 5.02(e) and Section 5.02(i), at all times during the period commencing on the date of this Agreement and continuing until the Closing (or prior termination in accordance with ARTICLE XII), ASTC shall not, directly or indirectly, and shall not authorize or permit any Representative or Affiliate of ASTC, including the other Seller Companies to, directly or indirectly:
(i) solicit, initiate, facilitate or knowingly encourage or induce the making, submission or announcement of any Acquisition Proposal or take any action that could reasonably be expected to lead to an Acquisition Proposal;
(ii) furnish any non-public information regarding any Seller Company to any Person in connection with or in response to an Acquisition Proposal or an inquiry or indication of interest that could reasonably be expected to lead to an Acquisition Proposal (for the avoidance of doubt, it being understood that the foregoing shall not prohibit ASTC from informing such person that ASTC is restricted by this Section 5.02(a) in response to the receipt of an Acquisition Proposal);
(iii) participate or engage in discussions or negotiations with any Person with respect to any Acquisition Proposal; or
(iv) (A) withdraw or modify the Board Recommendation in a manner adverse to Buyer or adopt a resolution to withdraw or modify the Board Recommendation in a manner adverse to Buyer; (B) fail to announce publicly, within ten (10) Business Days after a tender offer or exchange offer relating to securities of ASTC shall have been commenced, that the ASTC Board recommends rejection of such tender or exchange offer; (C) fail to issue, within ten (10) Business Days after an Acquisition Proposal is publicly announced, a press release announcing its opposition to such Acquisition Proposal; or (D) enter into any letter of intent, term sheet, agreement in principle, memorandum of understanding or similar document or any Contract (other than the type of confidentiality agreement contemplated in Section 5.02(b)(v)) contemplating or otherwise relating to any Acquisition Transaction (each of the foregoing actions described in clauses (A) through (D) of this sentence being referred to as a “Change in Recommendation”).
(b) Notwithstanding anything to the contrary contained in this Agreement, prior to the approval of this Agreement by the Required Shareholder Vote, Section 5.02 shall not prohibit ASTC from furnishing nonpublic information regarding any Seller Company to, or entering into discussions with, any Person in response to a bona fide written Acquisition Proposal that the ASTC Board determines, in good faith and after having taken into account the advice of outside legal counsel, is or is reasonably likely to lead to a Superior Proposal that is submitted to ASTC by such Person (and not withdrawn prior to the furnishing of such information or such discussions) and to the extent required by Applicable Law, taking and disclosing to ASTC shareholders a position contemplated by Rule 14d-9 or Rule 14e-2 promulgated under the Exchange Act with regard to an Acquisition Proposal, or making any other disclosure to ASTC’s shareholders if the ASTC Board determines that disclosure is required under Applicable Law if:
(i) neither ASTC nor any Representative of ASTC shall have violated any of the restrictions set forth in Section 5.02(a)(i);
(ii) ASTC received the Acquisition Proposal from a Person that is not in breach of its contractual obligations to any Seller Company under a standstill or confidentiality agreement;
(iii) the ASTC Board has concluded, in good faith and after having taken into account the advice of outside legal counsel, that such action is required in order for the ASTC Board to comply with its fiduciary obligations to ASTC’s shareholders under Applicable Law;

(iv) at least three (3) Business Days prior to furnishing any such nonpublic information to, or entering into discussions with, such Person, ASTC furnishes to Buyer written notice of the identity of such Person and its Representatives, of ASTC’s intention to furnish nonpublic information to, or enter into discussions with, such Person, and of the material terms and conditions of such Acquisition Proposal;
(v) ASTC receives from such Person an executed confidentiality agreement containing limitations on the use and disclosure of all nonpublic written and oral information furnished to such Person by or on behalf of ASTC consistent with those in the Confidentiality Agreement; and
(vi) at least two (2) Business Days prior to furnishing any such nonpublic information to such Person, ASTC furnishes such nonpublic information to Buyer (to the extent such nonpublic information has not been previously furnished by ASTC to Buyer).
(c) In addition to the obligations of ASTC set forth in Section 5.02(b), ASTC shall promptly (and in any event within 24 hours) after receipt of any Acquisition Proposal, any inquiry or indication of interest that could reasonably be expected to lead to an Acquisition Proposal or any request for nonpublic information, advise Buyer in writing thereof (including the identity of the Person making or submitting such Acquisition Proposal, inquiry, indication of interest or request, and the material terms thereof). ASTC shall: (i) keep Buyer reasonably informed on a current basis (and in any event not later than 24 hours after the occurrence) of any material change in the status of discussions regarding the material terms (including all amendments) of any such Acquisition Proposal; and (ii) promptly (and in any event within 24 hours) after receipt or delivery thereof, provide Buyer with copies of all material documents (including any written, or electronic material to the extent such material contains any financial terms, conditions or other material terms relating to any Acquisition Proposal, including the financing thereof) exchanged between ASTC or any of its Representatives, on the one hand, and the Person making an Acquisition Proposal or any of its Affiliates, or their respective officers, directors, employees, investment bankers, attorneys, accountants or other advisors or Representatives, on the other hand. ASTC shall provide Buyer with at least 24 hours’ prior notice (or such shorter notice as may be provided to the ASTC Board) of a meeting of the ASTC Board at which the ASTC Board is reasonably expected to consider an Acquisition Proposal. ASTC shall not, and shall cause any other Seller Company not to, enter into any Contract with any Person subsequent to the date of this Agreement, and neither ASTC nor any other Seller Company is party to any Contract, that prohibits such Seller Company from providing the information described in Section 5.02(b) or this Section 5.02(c) to Buyer.
(d) On execution and delivery of this Agreement, ASTC shall immediately cease and cause to be terminated any existing solicitation, encouragement, discussion or negotiation with any Person, conducted prior to the execution of this Agreement, that relate to any Acquisition Proposal. Promptly after the execution and delivery of this Agreement, ASTC shall provide notice to all such Persons that all confidential information provided by or on behalf of ASTC or any other Seller Company to such Person prior to the date of this Agreement that such confidential information shall be immediately returned or destroyed.
(e) Notwithstanding anything in this Agreement to the contrary, at any time prior to the adoption of this Agreement by the Required Shareholder Vote, the ASTC Board may, if it concludes in good faith (after consultation with its outside legal advisors) that the failure to do so would be a breach of the fiduciary duties of the ASTC Board under Applicable Law, effect a Change in Recommendation; provided that: (i) after the date of this Agreement, an Acquisition Proposal is made to ASTC and is not withdrawn; (ii) such Acquisition Proposal was not obtained or made as a direct or indirect result of a breach of (or any action inconsistent with) this Agreement; and (iii) prior to any such Change in Recommendation, ASTC shall have given Buyer prompt written notice advising it of the decision of the ASTC Board to take such action; and provided, further, that in the event the decision relates to a Superior Proposal (y) ASTC shall have given Buyer four (4) Business Days after delivery of such notice to propose revisions to the terms of this Agreement (or make another proposal) and if Buyer proposes to revise terms of this Agreement, ASTC shall have, during such period, negotiated in good faith with Buyer with respect to proposed revisions or other proposal (it being agreed that any material changes to any Superior Proposal, including any changes to the financial terms of such Superior Proposal, shall require a new notice and a new four (4) Business Day period of negotiations), and (z) the ASTC Board shall have determined in good faith (after consultation with outside legal counsel), after considering the results of such negotiations and giving effect to the proposals made by Buyer, if any, that such alternative Acquisition Proposal constitutes a Superior Proposal and in any event that failure to effect a Change in Recommendation would be a breach of the fiduciary duties of the ASTC Board under Applicable Law.
(f) ASTC shall keep confidential any proposals made by Buyer to revise the terms of this Agreement in connection with Buyer’s right pursuant to Section 5.02(e) to match a Superior Proposal, other than to the extent required by Applicable Law.
(g) Without limiting the generality of the foregoing, ASTC acknowledges and agrees that any violation of or the taking of any action inconsistent with any of the restrictions set forth in this Section 5.02 by any Representative or Affiliate of ASTC, including the other Seller Companies, whether or not such Representative or Affiliate is purporting to act on behalf of ASTC, shall be deemed to constitute a breach of this Section 5.02 by ASTC.
(h) Nothing in this Agreement shall prohibit ASTC from making any disclosure to the ASTC shareholders (in each case that is not a Change in Recommendation, except as permitted pursuant to Section 5.02(e)) if the ASTC Board (after consultation with outside legal counsel), concludes that its failure to do so would be a breach of its fiduciary duties under Applicable Law.
(i) Subject to the provisions of this Section 5.02 and ASTC’s compliance therewith in all material respects, the parties acknowledge and agree that ASTC may enter into an agreement for a Superior Proposal and terminate this Agreement immediately prior to such acceptance of such Superior Proposal pursuant to the terms of Section 12.01(f) hereof; provided that ASTC may not terminate this Agreement pursuant to this Section 5.02(i) until ASTC has paid in full to the Buyer Companies the Termination Fee. For the avoidance of doubt, ASTC shall be required to terminate this Agreement prior to its acceptance of such Superior Proposal as a condition to its entry into an agreement for such Superior Proposal.
(j) This Section 5.02 shall terminate upon the earlier of (i) the Closing and (ii) the termination of this Agreement in accordance with ARTICLE XII.
Section 5.03 Conduct of Business.    Except with the written consent of the Buyer Companies, which shall not be unreasonably withheld, or as set forth in Section 5.03 of the Disclosure Letter, from the date of this Agreement until the earlier to occur of the Closing Date or the termination of this Agreement, the Seller Companies (y) shall conduct the ASO Business in accordance with the historical and customary operating practices relating to the conduct of the ASO Business, and (z) without limiting the generality of the foregoing, shall not take any of the following actions in respect of the ASO Business:
(a) make or permit any change in, or cease in whole or in part, the ASO Business, or enter into any transaction in each case not in accordance with the current customary operating practices relating to the conduct of the ASO Business (it being understood that entering into any Contract that is not consistent with the current operating practices of the ASO Business shall not be permitted even if the Contract is of a type historically entered into by the ASO Business);
(b) sell, lease, transfer or otherwise dispose of (except in the ordinary course of business) or encumber or create a Lien (other than a Permitted Lien) on all or any portion of the Transferred Assets including, without limitation, rights to intellectual property or other intangible assets;
(c) enter into, amend, modify or terminate any material Contract except as provided for in this Agreement or the other Transaction Documents;
(d) default or suffer to exist any event or condition, which with notice or the lapse of time or both would constitute a default by any Seller Company under any Contract (except for any default that would not have an adverse effect on the ASO Business);

(e) increase or commit to increase, the compensation or benefits payable to any officer, director or employee or agent of the Seller Companies who will constitute a Transferred Employee (other than changes made in accordance with historical and customary operating practices of any of the Seller Companies, changes required by an employment agreement listed in Section B.10(a)(iii) of the Disclosure Letter, or changes required by Applicable Law), or enter into any new agreement with respect to the employment of any employee who will constitute a Transferred Employee which is not terminable at will;
(f) make any alteration in the manner of keeping the books, accounts or records of the Seller Companies, or in the financial or Tax accounting methods, principles or practices therein reflected, except insofar as may be required by GAAP or Applicable Law (in each case following consultation with ASTC’s independent auditor); provided that this clause (f) shall not limit any alteration in any manner of keeping books, accounts or records or accounting methods, principles or practices of the Seller Companies for Tax purposes that would not reasonably be expected to affect the Buyer with respect to a period ending after the Closing or any portion thereof;
(g) make any capital expenditure or commitment therefore involving more than five hundred thousand dollars ($500,000) with respect to the Transferred Assets or the Assumed Liabilities; provided that in no event shall any Seller Company commit to make to capital expenditure after Closing that would constitute an Assumed Liability (or for which Buyer would otherwise be responsible);
(h) without a demonstrably valid business reason, accelerate or defer any item of income or expense (not including an acceleration or deferral for Income Tax purposes);
(i) write up, write down or write off the book value of any Transferred Asset, except (i) for depreciation and amortization in accordance with GAAP consistently applied or (ii) as otherwise required under GAAP;
(j) effect any dissolution, winding up, liquidation or termination of the ASO Business or take any steps or make any other arrangement or composition with any creditors of the Seller Companies with respect to the ASO Business or Transferred Assets;
(k) except for the acquisition of the assets or business of another Person by a Subsidiary of ASTC (other than a Seller Company) and which would not have any effect on the ASO Business, effect any merger or consolidation, acquire an interest in or a substantial portion of the assets or business of any Person or otherwise acquire any material assets, or effect any reorganization or recapitalization;
(l) declare, set aside, make or pay any dividend or other distribution (whether payable in cash, stock, property or a combination thereof) with respect to any of its capital stock; provided that ASTC may declare and pay dividends solely in cash to its shareholders in an aggregate amount not to exceed one million dollars ($1,000,000); or enter into any agreement with respect to the voting or registration of its capital stock;
(m) incur any Indebtedness, assume, endorse, guarantee or otherwise become liable for any Indebtedness or obligation of any other Person (other than endorsements for deposit in the ordinary course of business);
(n) make any change in executive management or key personnel of the ASO Business;
(o) institute, settle or dismiss any litigation, claim or other Proceeding before any court or Governmental Authority where such Proceeding involves any obligation of or restriction on the Seller Companies in respect of this Agreement or any Transferred Asset or would affect the ASO Business or any Transferred Asset after Closing; or
(p) convene any meeting (or any adjournment thereof) of ASTC’s shareholders other than a shareholder meeting to adopt this Agreement or the ASTC 2014 Annual Meeting of Shareholders (provided, that the matters to be voted on at such annual meeting shall be limited to those matters specifically identified and described as proposals 1, 2 and 3 of the proxy statement filed with the SEC on May 23, 2014), unless such a meeting is required by Applicable Law.

Section 5.04    Access to Information; Confidentiality.
(a) Except as may be necessary to comply with any Applicable Laws and subject to (y) any applicable privileges (including the attorney-client privilege), and (z) the terms and conditions of the Confidentiality Agreement and this Section 5.04, from the date of this Agreement until the Closing Date, the Seller Companies shall: (i) during normal business hours and upon reasonable prior written (including e-mail) notice, give Buyer and its Representatives reasonable access to the records of the Seller Companies, but only to the extent relating to the ASO Business; (ii) during normal business hours and upon reasonable prior written (including e-mail) notice, give Buyer and its Representatives reasonable access to any facilities (or portions of facilities) the possession of which will be transferred to Buyer at Closing; and (iii) furnish to Buyer and its Representatives such financial and operating data and other information, but only to the extent relating to the ASO Business as Buyer reasonably may request. Without limiting the foregoing, between the date of execution of this Agreement by all of the parties hereto and the Closing, the Seller Companies shall provide Buyer and its Representatives with access to the Owned Real Property in order for Buyer to have conducted an ALTA survey of the Owned Real Property.
(b) For a period of five (5) years after the Closing Date, the Seller Companies shall treat and hold as confidential all confidential information retained by the Seller Companies, but only to the extent relating to the Transferred Assets and the Assumed Liabilities. In the event any Seller Companies are requested or required (by oral or written request for information or documents in any legal proceeding, interrogatory, subpoena, civil investigative demand or similar process or by Applicable Law) to disclose any such confidential information, then ASTC shall notify Buyer promptly of the request or requirement so that Buyer, at its expense, may seek an appropriate protective order or waive compliance with this Section 5.04(b). If, in the absence of a protective order or receipt of a waiver hereunder, any Seller Company is, on the advice of outside legal counsel, compelled to disclose such confidential information, such Seller Company may so disclose the confidential information; provided that such Seller Company shall use reasonable commercial efforts to obtain reliable assurance that confidential treatment will be accorded to such confidential information; provided that the failure to obtain such confidential treatment shall not in itself constitute failure to use reasonable commercial efforts. The provisions of this Section 5.04(b) shall not be deemed to prohibit the disclosure of confidential information relating to the operations or affairs of the ASO Business by any Seller Companies to the extent reasonably required (i) to prepare or complete any required Tax Returns or financial statements or comply with any Tax Law, (ii) in connection with audits or other proceedings by or on behalf of a Governmental Authority, (iii) in connection with any insurance or benefits claims, (iv) to the extent necessary to comply with Applicable Law, (v) to provide services to any Buyer Companies in accordance with the terms and conditions of any of the Transaction Documents, (vi) in connection with asserting any rights or remedies or performing any obligations under any of the Transaction Documents, (vii) in connection with any administrative functions in the ordinary course of business or (viii) in connection with an audit. Notwithstanding the foregoing, the provisions of this Section 5.04(b) shall not apply to information that (x) is or becomes publicly available other than as a result of a disclosure by any Seller Company from and after the date of this Agreement, (y) is or becomes available to a Seller Company on a non-confidential basis from a source that, to a Seller Company’s knowledge, is not prohibited from disclosing such information by a legal, contractual or fiduciary obligation or (z) is or has been independently developed by a Seller Company (other than for the ASO Business).
(c) The terms of the Confidentiality Agreement are hereby incorporated herein by reference and shall continue in full force and effect until the Closing, at which time the Confidentiality Agreement shall terminate. If this Agreement is, for any reason, terminated prior to the Closing, the Confidentiality Agreement shall continue in full force and effect in accordance with its terms.
Section 5.05 Cooperation After Closing.    From and after the Closing Date, the Seller Companies shall, at the applicable Seller Company’s expense: (i) afford Buyer and its Representatives reasonable access upon reasonable prior notice during normal business hours, to all employees, offices, properties, agreements, records, books and affairs of such Seller Company, to the extent relating to the conduct of the ASO Business prior to the Closing; (ii) use reasonable commercial efforts to cooperate in the defense or pursuit of any Transferred Asset or Assumed Liability or any claim or action that relates to occurrences involving the ASO Business prior to the Closing Date; provided that Buyer shall reimburse such Seller Company for any reasonable out-of-pocket expenses (including fees and expenses of attorneys, accountants and other agents or Representatives) incurred by such Seller Company in connection with any such defense, claim or action; and (iii) to the extent any Transferred Assets are not transferable by law without further action that cannot be taken until after the Closing, including the transfer of any Environmental Permits, the Seller Companies and the Buyer Companies agree to use commercially reasonable efforts to effectuate such transfer as soon as practicable after the Closing. Buyer agrees to treat and hold as confidential all information provided or otherwise made available to it or any of its Representatives under this Section 5.05.
Section 5.06 Maintenance of Insurance Policies.    Except as otherwise provided in Exhibit D and except for the replacement of existing insurance policies with substantially similar policies, on and after the date of this Agreement and until the Closing Date, the Seller Companies shall use commercially reasonable efforts (not including the payment of money other than currently scheduled premiums) to maintain any insurance (including reinsurance) that covers the Transferred Assets, the ASO Business or the Transferred Employees (for the avoidance of doubt, it being understood that the Seller Companies shall be required to make all payments of premiums for coverage, including in respect of any new or replacement policies, through the Closing Date). Except as otherwise provided in Exhibit D or as otherwise may be agreed in writing by the parties, the Seller Companies shall not have any obligation to maintain the effectiveness of any such insurance policy after the Closing Date or to make any monetary payment in connection with any such policy.
Section 5.07 Name Change.    Within two (2) Business Days following the Closing, each of ASO and AFH shall take all action required under Applicable Law, including making all required filings with the applicable Governmental Authorities, to change each of their names to a name that is not associative with and does not contain the term “Astrotech,” and shall provide to Buyer written evidence thereof.
ARTICLE VI
COVENANTS AND AGREEMENTS OF BUYER
Section 6.01 Provision and Preservation of and Access to Certain Information; Cooperation.
(a) Buyer shall preserve all books and records that constitute Transferred Assets for a period of five (5) years commencing on the Closing Date.
(b) Except as may be necessary to comply with any Applicable Laws and subject to (x) any applicable privileges (including the attorney-client privilege), (y) this Section 6.01(b) and (z) the terms and conditions of any confidentiality or similar agreements between any Buyer Company and a third party, including customers, vendors and subcontractors, from and after the Closing Date, Buyer Companies shall, at Buyer’s expense: (i) afford each of the Seller Companies and its Representatives reasonable access upon reasonable prior notice during normal business hours, to all employees, offices, properties, agreements, records, books and affairs of Buyer Companies, to the extent relating to the ASO Business prior to the Closing, and provide copies of such information as the Seller Companies may reasonably request for any proper purpose, including in connection with (A) the matters contemplated by Section 2.03(b) or Section 2.05, (B) the preparation of any Tax Returns or Tax audits, (C) any judicial, quasi-judicial, administrative, Tax, audit, arbitration or mediation proceeding, (D) the preparation of any financial statements or reports, and (E) the defense or pursuit of any claims, allegations or actions that relate to or may relate to any Excluded Assets, Excluded Liabilities or Indemnified Claims; and (ii) cooperate fully with the Seller Companies for any proper purpose, including in the defense or pursuit of any Excluded Asset or Excluded Liability or any claim or action that relates to occurrences involving the ASO Business prior to the Closing Date; provided that the Seller Companies shall reimburse Buyer Companies for any reasonable out-of-pocket expenses (including fees and expenses of attorneys, accountants and other agents or Representatives) incurred by Buyer Companies in connection with any such defense, claim or action. The Seller Companies agree to treat and hold as confidential all information provided or otherwise made available to it or any of its Representatives under this Section 6.01(b) in accordance with the provisions of Section 5.04(b).

ARTICLE VII
COVENANTS AND AGREEMENTS OF THE PARTIES
Section 7.01 Further Assurances.    Subject to the terms and conditions of this Agreement, each party shall use reasonable commercial efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper, advisable or desirable under any Applicable Law, to consummate or implement the Contemplated Transactions, including providing information reasonably requested by other Persons necessary for such Persons to evaluate whether to consent to the assignment of any Contracts or permits or related rights or obligations; provided, however, that the foregoing shall not be deemed to require either party to waive compliance by the other party and its Affiliates of its respective covenants or obligations under this Agreement or to waive conditions to the Closing required to be satisfied by the other party. The Seller Companies and the Buyer Companies shall execute and deliver such other documents, certificates, agreements and other writings and take such other actions as may be necessary, proper, advisable or desirable to consummate or implement the Contemplated Transactions. Except as otherwise expressly set forth in the Transaction Documents, nothing in this Section 7.01 shall require any Seller Company or Buyer Company to make any payments in order to obtain any consents or approvals necessary, proper, advisable or desirable in connection with the consummation of the Contemplated Transactions.
Section 7.02 Certain Filings; Consents.    The Seller Companies and the Buyer Companies shall cooperate with each other (a) in determining whether any action by or in respect of, or filing with, any Governmental Authority is required, or any actions, consents, approvals or waivers are required to be obtained from any third parties in connection with the consummation of the Contemplated Transactions and (b) subject to the terms and conditions of this Agreement, in taking any such actions or making any such filings, furnishing information required in connection therewith and seeking to obtain any such actions, consents, approvals or waivers on a timely basis.
Section 7.03 Public Announcements.    ASTC and Lockheed Martin shall not, and shall cause their respective Affiliates not to, issue any public report, statement or press release or otherwise make any public statement with respect to this Agreement and the Contemplated Transactions, from the date hereof through the Closing Date, without prior consultation with and approval of the other party (which approval shall not be unreasonably withheld, conditioned or delayed), except as may be required by Applicable Law or any national or international stock exchange rules applicable to any such party, in which case such party shall advise the other party and discuss the contents of the disclosure before issuing any such report, statement or press release. Notwithstanding the foregoing, Lockheed Martin and ASTC shall each issue a separate press release substantially in the form attached hereto as Attachment IX and ASTC shall make filings under the Exchange Act related to the parties’ entry into this Agreement and the consummation of the Contemplated Transactions. Nothing in this Section 7.03 shall restrict the right of either party to disclose the terms of this Agreement and the Transaction Documents prior to the filing of such documents with the SEC (x) to authorized Representatives of such party, (y) to such party’s employees and Representatives, including Affiliates, auditors, attorneys or financing sources, on a need-to-know basis, and (z) following the Closing, in any party’s financial statements (including the notes thereto).
Section 7.04 Certain Regulatory Notice.    The Seller Companies acknowledge that, as soon as practicable after the date of execution of this Agreement by all of the parties hereto, Lockheed Martin will prepare and submit to the General Counsel of the U.S. Department of Defense and the U.S. Federal Trade Commission, notification of the Contemplated Transactions. To the extent any other notifications to Governmental Authorities are applicable, the parties shall prepare and submit such notifications as soon as practicable after the date of execution of this Agreement by all of the parties hereto.
Section 7.05 Novation of Government Contracts.    Immediately following the Closing, the Seller Companies and the Buyer Companies shall cooperate to submit, in accordance with, and to the extent required by the Federal Acquisition Regulation Part 42, Subpart 42.12, in writing to the Defense Contract Executive and each responsible contracting officer a request that the U.S. Government recognize Buyer as the successor in interest to all of the Government Contracts being sold, assigned, transferred and conveyed to Buyer in accordance with the Transaction Documents. The Seller Companies shall provide Lockheed Martin, its Defense Contract Executive and each responsible contracting officer all information necessary to obtain, to the extent required by the Federal Acquisition Regulation Part 42, Subpart 42.12, the consent of the U.S. Government to recognize Buyer as the successor in interest to the Government Contracts being sold, assigned, transferred and conveyed to Buyer in accordance with the Transaction Documents. Each of Buyer and the applicable Seller Company shall enter into novation agreements (the “Novation Agreements”) substantially in the form contemplated by such regulations. Each of Buyer and the applicable Seller Company shall use reasonable commercial efforts to obtain all consents, approvals and waivers required for the purpose of processing, entering into and completing the Novation Agreements with regard to the Government Contracts, including responding to any reasonable requests for information by the U.S. Government with regard to such Novation Agreements. At the Closing, Buyer and any applicable Seller Companies shall enter into the Subcontract Pending Novation, pursuant to which Buyer shall assume and perform all obligations under such Government Contracts pending entry into such Novation Agreements.
Section 7.06 Agreements Regarding Tax Matters.
(a) Each party shall (i) provide the other party with such assistance as may be reasonably requested in connection with the preparation of any Tax Return or any audit or other examination by any Tax Authority or Proceeding involving any Governmental Authority relating to liability for Taxes with respect to the Transferred Assets or the ASO Business, (ii) retain for a period of six (6) years following the end of the calendar year in which the Closing occurs all records and other information (including all Tax records, Tax workpapers, Tax opinions and FIN 48 workpapers) that may be relevant to any such Tax Return, audit or examination, Proceeding or determination, and (iii) provide the other party with a copy of any final determination of any such audit or examination, proceeding or determination that affects any amount required to be shown on any Tax Return of the other party for any period. Without limiting the generality of the foregoing, each party shall retain, until the expiration of the applicable statute of limitations (including any extensions thereof), copies of all Tax Returns, supporting work schedules and other records that concern the ASO Business relating to Tax periods or portions thereof ending prior to the Closing Date.
(b) All transfer, documentary, sales, use, stamp, registration and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement and the Contemplated Transactions (the “Transfer Taxes”) shall be paid one-half (1/2) by the Seller Companies and one-half (1/2) by the Buyer Companies. ASTC shall, at its own expense, file all necessary Tax Returns and other documentation with respect to all such Transfer Taxes. Each party shall promptly reimburse the other party for any of such party’s allocable share of the Transfer Taxes that may be paid by the other party upon presentation of a demand therefor consistent with this Section 7.06.
(c) Any real property, personal property or similar Taxes applicable to the Transferred Assets for a taxable period that includes but does not end on the Closing Date shall be paid by the Buyer or the Seller Companies, as applicable, and such Taxes shall be apportioned between the Buyer and the Seller Companies based on the number of days in the portion of the taxable period that ends on the Closing Date (the “Pre-Closing Tax Period”) and the number of days in the entire taxable period. The Seller Companies shall pay to Buyer an amount equal to any such Taxes payable by the Buyer which are attributable to the Pre-Closing Tax Period, and the Buyer shall pay to the Seller Companies an amount equal to any such Taxes payable by the Seller Companies which are not attributable to the Pre-Closing Tax Period. Such payments shall be made on or prior to the Closing Date or, if later, on the date such Taxes are due (or thereafter, promptly after request by the Buyer or the Seller Companies if such Taxes are not identified by the Buyer or the Seller Companies on or prior to the Closing Date).
(d) The Seller Companies shall not file any amended Tax Return with respect to any Pre-Closing Tax Period, which return may reasonably be expected to increase the Tax liability of the Buyer Companies relating to any of the Transferred Assets during any taxable period after the Closing without the prior review and consent of the Buyer Companies (which consent shall not be unreasonably withheld, conditioned or delayed).
Section 7.07 Control of Operations.    Nothing in this Agreement shall give the Buyer Companies, directly or indirectly, the right to control or direct the operations of the ASO Business prior to the Closing Date.
ARTICLE VIII
EMPLOYEE AND EMPLOYEE BENEFIT MATTERS
Section 8.01 Employee and Employee Benefit Matters.    The parties agree as to employee and employee benefit matters as set forth in Exhibit D.

ARTICLE IX
REAL PROPERTY AND RELATED MATTERS
Section 9.01 Transfer of Owned Real Property.    At the Closing, AFH shall transfer by general warranty deed the Owned Real Property to Buyer substantially in the form attached hereto as Attachment II, and, in connection therewith, shall execute and deliver (a) such affidavits, indemnities, evidence of authority and such other documents as Buyer’s title insurance company shall reasonably require in order to issue to Buyer an owner’s title insurance policy insuring that Buyer owns the Owned Real Property free and clear of all Liens other than Permitted Liens and (b) such other documents as may be required under Applicable Law in the jurisdiction in which the Owned Real Property is located (including transfer tax documentation).
Section 9.02 Assignment of Leased Real Property.    Subject to the provisions of this Section 9.02, the Seller Companies shall take, or cause to be taken, all commercially reasonable actions and do, or cause to be done, all commercially reasonable things necessary or desirable to effect the assignment of that certain Lease No. SPCVAN-2-94-0001, dated as of October 1, 1993, by and between Astrotech Space Operations, L.P., as tenant, and the Secretary of the Air Force, as landlord, as extended by Lease No. SPCVAN-2-94-0001 Lease Extension, dated as of October 1, 2013, by and between ASO (as successor in interest to Astrotech Space Operations, L.P.) and the Secretary of the Air Force (the “Real Property Lease”), relating to the Leased Real Property, by ASO to Buyer pursuant to an assignment and assumption of lease, substantially in the form attached hereto as Attachment III-A. The Seller Companies and the Buyer Companies shall cooperate with each other and use reasonable commercial efforts to obtain any consents or approvals required in connection with the assignment of the Real Property Lease to Buyer from the Secretary of the Air Force, and to obtain from the Secretary of the Air Force a consent to assignment and estoppel certifying that ASO is not in default and has not failed to perform any obligation under the Real Property Lease, and that there does not exist any event, condition or omission which would constitute a breach or default (whether by lapse of time or notice or both) of the Real Property Lease by any other Person, substantially in the form attached hereto as Attachment III-B. Notwithstanding the foregoing, nothing in this Section 9.02 shall require the Buyer Companies to make any payments in order to obtain such consents, approvals, releases or estoppels. The Seller Companies agree to pay reasonable and customary costs to cover actual expenses incurred by the landlord to process any requests for assignment and any other payments contemplated by the Real Property Lease in order to obtain such consents, approvals, releases and estoppels.
ARTICLE X
CONDITIONS TO CLOSING
Section 10.01 Conditions to Obligations of Each Party.    The obligations of the Seller Companies and Buyer to consummate the Closing are subject to the satisfaction (or the waiver by each of the Seller Companies and Buyer in their respective sole and absolute discretion) of the following conditions:
(a) (i) no Proceedings shall be pending or in effect restraining or enjoining or seeking to restrain or enjoin the Contemplated Transactions, and (ii) no notice shall have been received from any Governmental Authority indicating an intent to initiate an inquiry or investigation (and no such inquiry or investigation shall be pending), the result of which could be to restrain, prevent, prohibit, delay, rescind, unwind, divest or restructure the Contemplated Transactions or adversely impact Buyer’s ability to operate the ASO Business;
(b) no provision of any Applicable Law and no judgment, injunction, Order or decree by any Governmental Authority preventing consummation of the Closing shall be in effect; and
(c) all actions by or in respect of, or filings with, any Governmental Authority (other than actions or filings contemplated by Section 7.05) required to permit the consummation of the Closing shall have been taken or made, any applicable waiting or suspension periods have expired or been terminated and any applicable clearances or approvals have been obtained.

Section 10.02 Conditions to Obligation of the Buyer Companies.    The obligation of the Buyer Companies to consummate the Closing is subject to the satisfaction (or the waiver by the Buyer Companies in their sole and absolute discretion) of the following further conditions:
(a) (i) the Seller Companies shall have performed in all material respects all of their respective obligations under this Agreement required to be performed by them at or prior to the Closing, (ii) the representations and warranties of the Seller Companies contained in this Agreement (A) that are qualified by materiality or Material Adverse Effect qualifiers shall be true and correct in all respects and (B) that are not qualified by materiality or Material Adverse Effect qualifiers shall be true and correct in all material respects, in each case at and as of the date of this Agreement and at and as of the Closing Date, as if made at and as of each such date (except that those representations and warranties which by their express terms are made as of a specific date shall be required to be true and correct only as of such date) and (iii) Buyer shall have received a certificate signed by an authorized officer of each Seller Company to the foregoing effect;
(b) since the date of this Agreement, no event shall have occurred that has had or would reasonably be expected to result in a Material Adverse Effect on the ASO Business;
(c) the Seller Companies shall have executed and delivered to Buyer, on or before the Closing Date, the Transaction Documents that are required to be executed by such Seller Company;
(d) each Seller Company shall have delivered, or cause to be delivered, to Buyer the certificates as to the legal existence and corporate and good standing of such Seller Company and copies of its current charter, issued or certified by the appropriate Governmental Authority of the state of its incorporation and the states where such Seller Company is qualified to transact business as a foreign corporation;
(e) no Seller Company shall have suffered prior to the Closing Date any loss on account of fire, flood, accident or any other calamity or casualty to the Real Property that would materially interfere with the conduct of the ASO Business or materially impair the value of the ASO Business as a going concern, regardless of whether any such loss or losses have been insured against;
(f) at least three (3) Business Days prior to the Closing, the Seller Companies shall have delivered to Buyer a true, correct and complete copy of the Payoff Letter, which Payoff Letter shall be in full force and effect;
(g) the Seller Companies and Buyer shall have obtained the approvals, consents and authorizations of third parties necessary for the assignment and transfer of the Contracts set forth in Section 2.06(a) of the Disclosure Letter;
(h) Buyer shall have received an ALTA survey of the Owned Real Property and such survey shall show that the Owned Real Property has access to a public street, shall show no encroachments of any type, shall confirm that the legal description of the Owned Real Property matches the legal description of the Owned Real Property set forth in the title commitment obtained by Buyer (and shall show no gaps, gores or other defects in said legal description) and shall otherwise be reasonably acceptable to Buyer;
(i) ASTC shall have delivered, or cause to be delivered, to Buyer the consent to assignment and estoppel by the Secretary of the Air Force in respect of the Real Property Lease and the Leased Real Property required under Section 9.02 as of the Closing Date;
(j) the Seller Companies shall have conducted the deferred maintenance set forth on Section 10.02(j) of the Disclosure Letter;
(k) ASTC and Buyer shall have entered into a transition services agreement in form and substance reasonably acceptable to Buyer and including the terms and conditions set forth in Section 10.02(k) of the Disclosure Letter; and
(l) the Seller Companies shall have taken the actions set forth in Section 10.02(l) of the Disclosure Letter.

Section 10.03 Conditions to Obligation of the Seller Companies.    The obligation of the Seller Companies to consummate the Closing is subject to the satisfaction (or the waiver by the applicable Seller Company in its sole and absolute discretion) of the following further conditions:
(a) (i) the Buyer Companies shall have performed in all material respects all of its obligations under this Agreement required to be performed by them at or prior to the Closing, (ii) the representations and warranties of the Buyer Companies contained in this Agreement (A) that are qualified by materiality or Material Adverse Effect qualifiers shall be true and correct in all respects and (B) that are not qualified by materiality or Material Adverse Effect qualifiers shall be true and correct in all material respects, in each case at and as of the date of this Agreement and at and as of the Closing Date, as if made at and as of each such date (except that those representations and warranties which by their express terms are made as of a specific date shall be required to be true and correct only as of such date) and (iii) the Seller Companies shall have received a certificate signed by an officer of each Buyer Company to the foregoing effect;
(b) the applicable Buyer Company shall have executed and delivered, on or before the Closing Date, the Transaction Documents that are required to be executed by such Buyer Company;
(c) the shareholders of ASTC shall have approved this Agreement and the Contemplated Transactions by the Required Shareholder Vote; and
(d) Buyer shall pay at Closing the Estimated Adjusted Purchase Price (less (i) the Adjustment Holdback Amount, (ii) the Indemnity Escrow Amount and (iii) the Payoff Amount) as contemplated by Section 2.01(k).
Section 10.04 Updated or Substitute Disclosure Letter.
(a) At least three (3) Business Days prior to any scheduled Closing Date, the Seller Companies shall deliver to Buyer at the address listed in Section 13.01 clearly marked updates, amendments, modifications, and additions to, or a substitution of, the Disclosure Letter with respect to (i) the discovery of any facts or circumstances occurring or existing on or prior to the date of this Agreement that cause, or that would reasonably be expected to cause, any of the representations and warranties of the Seller Companies to be untrue or incorrect in any material respect as of the date of this Agreement (a “Prior Event Disclosure”) and (ii) any development or change of facts or circumstances that occurs after the date of this Agreement that would cause, or would reasonably be expected to cause, any of the representations or warranties of the Seller Companies to be untrue or incorrect in any material respect as of Closing (except to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties shall be true and correct as of such date) (a “Subsequent Event Disclosure”). Each Prior Event Disclosure and Subsequent Event Disclosure shall specify the underlying facts that were discovered or the development or change of facts and the applicable representations and warranties to which such Prior Event Disclosure or Subsequent Event Disclosure, as applicable, relates.
(b) If the Seller Companies deliver an updated or substitute Disclosure Letter containing any Prior Event Disclosure, each such Prior Event Disclosure shall be for informational purposes only and shall not affect (i) the determination of whether the conditions set forth in Section 10.01 and Section 10.02 have been satisfied or (ii) the rights of the Buyer Indemnified Parties under ARTICLE XI, each of which shall be determined based solely upon the Disclosure Letter delivered to Buyer on the date of execution of this Agreement by all of the parties hereto.
(c) If the Seller Companies deliver an updated or substitute Disclosure Letter containing any Subsequent Event Disclosure together with an acknowledgement (an “MAE Acknowledgement”) certifying in good faith that such Subsequent Event Disclosure, either individually or with other disclosures made in the Disclosure Letter (as updated or substituted), constitutes a Material Adverse Effect and Buyer is therefore permitted to terminate this Agreement pursuant to Section 12.01(c)(ii), then Buyer shall have the right to terminate this Agreement by providing written (including email) notice to ASTC within five (5) Business Days from the date such Subsequent Event Disclosure is made, and thereupon Seller Companies shall have no liability to the Buyer Companies under this Agreement (including under ARTICLE XII). If Buyer does not elect to terminate this Agreement in accordance with the preceding sentence and Closing occurs, then the rights of the Buyer Indemnified Parties for breaches of the representations and warranties or any other indemnification obligations set forth in ARTICLE XI solely in connection with such Subsequent Event Disclosure delivered with such MAE Acknowledgement(s) shall be waived in all respects and the Seller Companies shall have no liability with respect thereto. Notwithstanding the foregoing, if the Seller Companies do not deliver an MAE Acknowledgement in connection with a Subsequent Event Disclosure, such Subsequent Event Disclosure will not have any effect for the purpose of determining satisfaction of the conditions set forth in Section 10.02(a) or any other right that the Buyer Companies may have in respect of the accuracy of any representation or warranty to which such Subsequent Event Disclosure applies as of the date of this Agreement or as of the Closing Date (including any rights under ARTICLE XI or ARTICLE XII).
ARTICLE XI
SURVIVAL; INDEMNIFICATION
Section 11.01 Survival.    The representations and warranties of the parties contained in this Agreement and the covenants and agreements of the parties contained in this Agreement that are to be performed under this Agreement prior to the Closing shall survive the Closing, until 11:59 p.m., Eastern time, on the 18-month anniversary of the Closing Date; provided, however, that:
(a) the right to make claims for indemnification with respect to Section B.01 (Corporate Existence and Power), Section B.02 (Corporate Authorization), Section B.13 (Compliance with Laws), Section B.14 (Environmental Compliance), Section B.16 (Taxes), Section B.23(b) (Title), Section B.29 (Ethical Practices; FCPA) (each of the foregoing Sections, collectively, the “Baseline Representations”), Section C.01 (Corporate Existence and Power), Section C.02 (Corporate Authorization) and Section C.06 (No Vote/Approval Required) shall survive the Closing for a period of five (5) years from the Closing Date;
(b) the right to make claims for indemnification with respect to Section B.08 (Real Property) and Section B.23(a) (Sufficiency of Assets) (together with the Baseline Representations the “Fundamental Representations”) shall survive the Closing for a period of three (3) years from the Closing Date;
(c) the right to make a claim for indemnity under Section 11.02(a)(ii), Section 11.02(b)(iii) and Section 11.02(b)(iv) shall survive indefinitely; and
(d) the right to make claims for indemnification pursuant to Section 11.02(b)(v) through Section 11.02(b)(viii) shall survive the Closing for a period of five (5) years from the Closing Date.
The parties intend to shorten applicable statutes of limitations, and agree that no claims may be brought with respect to any matter after expiration of the applicable survival period for such matter under this Section 11.01; provided, however, that if an Indemnified Party has given notice of its claim for indemnification under Section 11.02 in accordance with Section 11.03, prior to expiration of the applicable survival period for such matter under this Section 11.01, the survival period for such claim shall extend until the claim is resolved in accordance with this Agreement; and provided, further, that the covenants and agreements contained in this Agreement that are to be performed after the Closing (including the right to make a claim for indemnification in respect thereof as provided in Section 11.02(b)(ii)) shall survive for the period set forth herein or, if no period is so set forth, indefinitely. The representations, warranties, covenants and agreements referenced in this Section 11.01 as surviving the Closing are referred to herein as the “Surviving Representations or Pre-Closing Covenants.” It is understood and agreed that (y) after the Closing, the sole and exclusive remedy with respect to any breach of this Agreement shall be a claim for Damages (whether by contract, in tort or otherwise, and whether in law, in equity or both) made pursuant to (and subject to the limitations of) this ARTICLE XI; provided that notwithstanding the foregoing, nothing in this ARTICLE XI shall limit the right of any party (A) to pursue an action for or to seek remedies with respect to claims for fraud or willful misconduct or (B) to seek specific performance or other equitable relief; and (z) before the Closing, the parties shall be entitled only to the termination and other remedies set forth in ARTICLE XII, and indemnification under this ARTICLE XI shall not apply.
Section 11.02 Indemnification.
(a) Effective as of the Closing and subject to the limitations set forth in Section 11.04(a), the Buyer Companies, jointly and severally, hereby indemnify the Seller Companies, its Affiliates, and their respective Representatives (together, in each case, with their respective successors and permitted assigns, the “Seller Indemnified Parties”) against, and agrees to hold them harmless from, any and all Damages arising out of, resulting from or related to (i) any breach of any Surviving Representation or covenant made or to be performed by Buyer Companies pursuant to this Agreement, or (ii) any Assumed Liabilities (including any Buyer Company’s failure to perform or in due course pay or discharge any Assumed Liability).
(b) Effective as of the Closing and subject to the limitations set forth in Section 11.04(b), the Seller Companies, jointly and severally, hereby indemnify the Buyer Companies and their Affiliates, and their respective Representatives (together, in each case, with their respective successors and permitted assigns, the “Buyer Indemnified Parties”) against, and agree to hold them harmless from, any and all Damages arising out of, resulting from or related to (collectively, the “Buyer Claims”):
(i) any breach of any Surviving Representation or Pre-Closing Covenant made or to be performed by a Seller Company pursuant to this Agreement or any other Transaction Document;
(ii) any breach by the Seller Companies of, or failure by the Seller Companies to perform, any of their covenants or obligations contained in this Agreement or in any of the other Transaction Documents that are required to be performed after the Closing;
(iii) any Excluded Liabilities (including any Seller Company’s failure to perform or in due course pay or discharge any Excluded Liability);
(iv) any fraud or willful misconduct of any Seller Company in connection with this Agreement or any of the other Transaction Documents;
(v) any matters for which indemnification is provided by a Seller Company under Exhibit D (it being understood that the terms of such indemnification shall be governed by and subject to the terms of Exhibit D to the extent such terms differ from the provisions of this ARTICLE XI);
(vi) any liability for Transfer Taxes related to any taxable period ending before the Closing Date;
(vii) any criminal act or omission by any Seller Company that occurred prior to the Closing Date; and
(viii) any claim by any holder of capital stock (or other equity interest) of any Seller Company alleging any breach of fiduciary duty or that such holder is entitled to any payment in connection with this Agreement or the Contemplated Transactions.
Notwithstanding whether the Buyer Indemnified Parties may be entitled to recover Damages for Buyer Claims under more than one provision of this Section 11.02(b), the Buyer Indemnified Parties shall not be entitled to recover Damages more than once for any particular Buyer Claim.
Section 11.03 Procedures.
(a) If any Seller Indemnified Party shall seek indemnification pursuant to Section 11.02(a), or if any Buyer Indemnified Party shall seek indemnification pursuant to Section 11.02(b), the Person seeking indemnification (the “Indemnified Party”) shall provide written notice to the party from whom such indemnification is sought (the “Indemnifying Party”) promptly (and in any event, with respect to a Third Party Claim (as defined below), within 15 days after actual receipt thereof and, with respect to all other claims, within 20 days) after the Indemnified Party (or, if the Indemnified Party is a corporation, any officer or director of the Indemnified Party) becomes aware of the facts giving rise to such claim for indemnification (each, an “Indemnified Claim”) specifying in reasonable detail the factual basis of the Indemnified Claim, stating the amount of the Damages, if known, or the maximum amount of Damages which the Indemnified Party determines in good faith may become payable to the Indemnified Party under the terms of this ARTICLE XI, and, in each case, the method of computation thereof, and demanding indemnification therefor (such notice, a “Claim Notice”). The failure of an Indemnified Party to provide a Claim Notice in accordance with this Section 11.03(a), or any delay in providing such Claim Notice, shall not constitute a waiver of that party’s claims to indemnification pursuant to Section 11.02, except to the extent that (i) such failure or delay prejudices the Indemnifying Party or (ii) such Claim Notice is not delivered to the Indemnifying Party prior to the expiration of the applicable survival period set forth in Section 11.01. If the Indemnified Claim arises from the assertion of any claim, or the commencement of any Proceeding, brought by a Person that is not a party hereto and is not a Seller Company or a Buyer Company (a “Third Party Claim”), any such Claim Notice to the Indemnifying Party shall be accompanied by a copy of any papers theretofore served on or delivered to the Indemnified Party in connection with such Third Party Claim. In the event that the Claim Notice seeks recovery from the Indemnity Escrow Amount, such Claim Notice shall be delivered to the Escrow Agent contemporaneously with the delivery to the Indemnifying Party.
(b) After the giving of a Claim Notice pursuant hereto, the Indemnifying Party shall respond in writing within 30 days after its receipt of the Claim Notice (the “Claim Response”). Any Claim Response must specify whether the Indemnifying Party disputes the claim described in the Claim Notice and the basis of such dispute. If the Indemnifying Party does not notify the Indemnified Party within 30 days following its receipt of such Claim Notice that such Indemnifying Party disputes its liability to the Indemnified Party in a Claim Response, the claims specified in the Claim Notice shall be conclusively deemed a liability of the Indemnifying Party and the amount specified in the Claim Notice shall be payable by the Indemnifying Party to the Indemnified Party as hereinafter provided or, in the case of any notice in which the amount of the claim (or any portion thereof) is estimated, on such later date when the amount of such claim (or such portion thereof) becomes finally determined whether through settlement, by a court of competent jurisdiction or otherwise. If the Indemnifying Party has disputed a Claim Notice through the timely delivery of a Claim Response, the Indemnifying Party and the Indemnified Party shall use commercially reasonable efforts to negotiate in good faith a resolution of such dispute and, if not resolved through negotiations within 30 days (or such other period as the parties mutually agree) after the conclusion of the 30-day (or such other period as the parties mutually agree) negotiation period, such dispute shall be resolved by litigation commenced by the Indemnified Party or the Indemnifying Party in an appropriate court of competent jurisdiction or by any other means to which the Indemnified Party and the Indemnifying Party shall agree. The judgment or decree of a court shall be deemed final when the time for appeal, if any, shall have expired and no appeal shall have been taken or when all appeals taken shall have been finally determined. Promptly following resolution of the claims set forth in any Claim Notice submitted by or on behalf of a Buyer Indemnified Party, whether by the failure of the Indemnifying Party to timely provide a Claim Response, the mutual agreement of the parties, a final judgment or decree of a court of competent jurisdiction or otherwise (a “Final Determination”), Buyer and ASTC, if a claim is to be satisfied in whole or in part from the Indemnity Escrow Amount, shall deliver written instructions to the Escrow Agent instructing the Escrow Agent to distribute some or all of the escrow funds in accordance with such Final Determination within five (5) Business Days after such Final Determination.
Such deduction shall first be made from the Indemnity Escrow Amount until such funds are exhausted. Any amounts payable by the Seller Companies in excess of the Indemnity Escrow Amount or by a Buyer Company to a Seller Indemnified Party in accordance with any Final Determination shall be paid by wire transfer within five (5) Business Days after such Final Determination.
(c) In the event of receipt of a Claim Notice in respect of a Third Party Claim from an Indemnified Party pursuant to Section 11.03(a), the Indemnifying Party will be entitled to assume the defense and control of such Third Party Claim; provided, however, that notwithstanding the foregoing, if the Indemnifying Party is a Seller Company (a “Seller Indemnifying Party”), such Seller Indemnifying Party shall not be entitled to assume the defense of any Third Party Claim (i) that involves a matter that is asserted by or on behalf of a Governmental Authority or could reasonably be expected to result in criminal liability on the part of the Buyer Indemnified Parties, (ii) in respect of which the maximum amount of Damages that a reasonably prudent person in like circumstances would expect to incur related to the Third Party Claim, together with all other Damages of any Buyer Indemnified Parties, exceeds the then-available Indemnity Escrow Amount (unless the Seller Companies provide collateral reasonably satisfactory to Buyer to secure payment of the amount of such potential Damages), or (iii) that involves any claim for injunctive relief. Furthermore, without the consent of Buyer, a Seller Indemnified Party may not assume the defense of any Third Party Claim that (y) involves any Transferred Assets, the Owned Real Property or the Leased Real Property and

(z) would reasonably be expected to adversely affect the conduct of the ASO Business as previously conducted; provided, however, that if Buyer does not provide such consent and Buyer undertakes to defend such Third Party Claim, Buyer shall exercise commercially reasonable efforts in connection therewith and shall act as a reasonably prudent person would under similar circumstances in defending such claim for its own account. In the event that a Third Party Claim is asserted against the Seller Companies in respect of a matter for which the Seller Indemnifying Party would not have the right to assume the defense in accordance with this Section 11.03(c) if such matter were a Third Party Claim asserted directly against a Buyer Indemnified Party, Buyer shall have the right to assume the defense of such claim against such Seller Company and shall have the right to consent to a settlement thereof subject to the same conditions set forth in Section 11.03(d)(ii) as are applicable to the settlement of any Third Party Claim by Buyer.
(d) (i) In the event of receipt of a Claim Notice in respect of a Third Party Claim from an Indemnified Party pursuant to Section 11.03(a) for which the Indemnifying Party desires to assume the defense, the Indemnifying Party shall provide written notice to the Indemnified Party of its election to assume the defense and control of such Third Party Claim, which notice shall include an acknowledgement from the Indemnifying Party that following receipt of such notice it is responsible for all Damages arising from or relating to such Third Party Claim (subject to the limitations set forth in this ARTICLE XI). Upon delivery of the notice and acknowledgement contemplated by the preceding sentence, the Indemnifying Party shall not be liable to such Indemnified Party for any legal fees or expenses subsequently incurred by such Indemnified Party in connection therewith unless the Indemnifying Party is not permitted to assume the defense of such Third Party Claim pursuant to Section 11.03(c). Notwithstanding anything in this Section 11.03 to the contrary, until such time as the Indemnifying Party assumes the defense and control of a Third Party Claim as provided in this Section 11.03, the Indemnified Party shall have the right to defend such Third Party Claim, subject to the limitations set forth in this Section 11.03, in such manner as it may deem appropriate. Whether the Indemnifying Party or the Indemnified Party is defending and controlling any such Third Party Claim, it shall select counsel, contractors, experts and consultants of recognized standing and competence. The parties shall, and shall cause each of their respective Affiliates and Representatives to, cooperate fully with the Indemnifying Party in connection with any Third Party Claim.
   (ii) Notwithstanding any provision in this ARTICLE XI to the contrary, without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed), the Indemnifying Party shall not admit any liability with respect to, or settle, compromise or discharge, any Third Party Claim or consent to the entry of any judgment with respect thereto, unless such settlement, compromise, discharge or consent to judgment (A) includes as an unconditional term thereof the delivery by the claimant or plaintiff to the Indemnified Party of a written release from all liability in respect of such Third Party Claim, (B) does not contain any admission or statement of any wrongdoing or liability on behalf of the Indemnified Party, and (C) does not contain any equitable order, judgment or term which in any manner affects, restrains or interferes with the business of the Indemnified Party or any of the Indemnified Party’s Affiliates.
Section 11.04 Limitations.    Notwithstanding anything to the contrary in this Agreement or in any of the Transaction Documents:
(a) Buyer shall only have liability to Seller Indemnified Parties hereunder with respect to the Surviving Representations or Pre-Closing Covenants described in Section 11.02(b)(i) if such matters were the subject of a written notice given by a Seller Indemnified Party pursuant to Section 11.03(a) within the period following the Closing Date specified for such Surviving Representations or Pre-Closing Covenants in Section 11.01.
(b) The Seller Companies shall only have liability to Buyer Indemnified Parties hereunder with respect to the Surviving Representations or Pre-Closing Covenants under Section 11.02(b)(i) if such matters were the subject of a written notice given by a Buyer Indemnified Party pursuant to Section 11.03(a) within the period following the Closing Date specified for each respective matter in Section 11.01. The Buyer Indemnified Parties are not entitled to receive any Damages for breaches of representations and warranties unless and until the aggregate amount of Damages exceeds the Deductible Amount, at which point the Buyer Indemnified Parties can recover all Damages above the Deductible Amount.

(c) In no event shall the Seller Companies be liable for: (i) more than fifty percent (50%) of the Purchase Price in the aggregate in respect of Damages attributable to breaches of the Fundamental Representations (“Type (i) Claims”); (ii) more than six million, one hundred thousand dollars ($6,100,000) in the aggregate in respect of Damages attributable to claims under Section 11.02(b)(v) and breaches of representations and warranties other than the Fundamental Representations (“Type (ii) Claims”); and (iii) more than the Purchase Price in the aggregate in respect of Damages attributable to claims under Section 11.02(b)(ii), Section 11.02(b)(iii), Section 11.02(b)(iv), Section 11.02(b)(vi), Section 11.02(b)(vii) and Section 11.02(b)(viii) (“Type (iii) Claims”). In connection with the calculation of whether the respective maximum amount of Damages has been reached with respect to (x) a Type (i) Claim, all amounts distributed to the Buyer Indemnified Parties from the Indemnity Escrow Amount or paid to the Buyer Indemnified Parties directly by any of the Seller Companies with respect to all other Type (i) Claims and any Type (ii) Claims shall be taken into consideration, (y) a Type (ii) Claim, all amounts distributed to the Buyer Indemnified Parties from the Indemnity Escrow Amount or paid directly to the Buyer Indemnified Parties by any of the Seller Companies with respect to all other Type (ii) Claims shall be taken into consideration and (z) a Type (iii) Claim, all amounts distributed to the Buyer Indemnified Parties from the Indemnity Escrow Amount or paid directly to the Buyer Indemnified Parties by any of the Seller Companies with respect to all other Type (iii) Claims, Type (i) Claims and Type (ii) Claims shall be taken into consideration. In each case, once the respective maximum has been reached for any of the Type (i) Claims, Type (ii) Claims or Type (iii) Claims, no further amount shall be paid under this ARTICLE XI with respect to such type of claim even if another Type (i) Claim, Type (ii) Claim or Type (iii) Claim, as the case may be, was asserted prior to the time such maximum was reached, and in no event shall Seller Companies be liable for more than the Purchase Price in the aggregate with respect to all claims for Damages made under this ARTICLE XI, even if claims exceeding that amount have been asserted.
Section 11.05 Additional Limitations.
(a) In the event that a Buyer Indemnified Party actually receives insurance proceeds in respect of a Buyer Claim for which a Buyer Indemnified Party has been indemnified, the Buyer Indemnified Party shall pay the amount of such insurance proceeds (not to exceed the amount for which such Buyer Indemnified Party has been indemnified in connection with such Buyer Claim) to or for the benefit of the Seller Companies.
(b) In the event that a Buyer Indemnified Party actually receives any indemnification, contribution or other similar payment from any third party with respect to a Buyer Claim for which a Buyer Indemnified Party has been indemnified, such amount shall be promptly paid over to the Seller Indemnifying Party; provided that in no event shall any Buyer Indemnified Party be obligated to seek to recover any such indemnification, contribution or other similar payments from any third party.
(c) No Seller Company shall have any liability for any Damages to the extent of any allowance, provision or reserve in respect thereof included in the Final Net Working Capital Amount.
(d) Any amounts paid or payable to any Buyer Indemnified Party under the terms of this ARTICLE XI shall reduce the Purchase Price, including for all Tax purposes, by the actual amount of such deductions.
ARTICLE XII
TERMINATION
Section 12.01 Termination.    Upon written notice provided by the terminating party, this Agreement may be terminated at any time prior to the Closing:
(a) by mutual written agreement of the parties;
(b) by either party if the Closing shall not have been consummated by October 25, 2014; provided, however, that neither party may terminate this Agreement pursuant to this clause (b) if such party or any of its Affiliates has failed to perform in all material respects any of its or their respective covenants or agreements contained in this Agreement or has breached one or more of its respective representations and warranties under this Agreement;

(c) (i) by either party in the event of a breach (other than those resulting in a termination by Buyer pursuant to Section 12.01(c)(ii)) by the other party of any representation, warranty, covenant or agreement under this Agreement, where the effect of such breach would be to cause the conditions to the obligation to consummate the Closing of the terminating party not to be capable of being satisfied, and such breach is not cured by the breaching party within 30 days of receiving written notice from the terminating party of the breach or alleged breach, which written notice shall state that unless such breach is cured in accordance with this Section 12.01(c)(i), the terminating party intends to terminate this Agreement (it being understood that such 30-day cure period shall not extend the date set forth in Section 12.01(b)); provided, further, however, that neither party may terminate this Agreement pursuant to this Section 12.01(c)(i) if such party or any of its Affiliates has failed to perform in all material respects any of its or their respective covenants or agreements contained in this Agreement or has breached one or more of its or their respective representations and warranties under this Agreement and such failure or breach caused the breach or alleged breach of the other party on which the terminating party is relying to terminate this Agreement pursuant to this Section 12.01(c)(i); or (ii) by Buyer if the Seller Companies deliver an MAE Acknowledgement together with any Subsequent Event Disclosure pursuant to Section 10.04;
(d) by either party if there shall be any Applicable Law that makes consummation of the Contemplated Transactions illegal or otherwise prohibited or if consummation of the Contemplated Transactions would violate any nonappealable final order, decree or judgment of any Governmental Authority having competent jurisdiction over such Person; provided, however, that the right to terminate this Agreement pursuant to this Section 12.01(d) shall not be available to any party that has not exercised reasonable commercial efforts to oppose such order, decree or judgment before it became final and nonappealable;
(e) by either party if (i) the Special Meeting (including any adjournments thereof) shall have been held and completed and (ii) this Agreement shall not have been adopted at such meeting by the Required Shareholder Vote; provided, however, that a party shall not be permitted to terminate this Agreement pursuant to this Section 12.01(e) if the failure to obtain the Required Shareholder Vote is attributable to a failure on the part of such party to perform any material obligation required to be performed by such party;
(f) by a Buyer Company (at any time prior to the adoption of this Agreement by the Required Shareholder Vote) if (i) there shall have occurred a Change in Recommendation or (ii) ASTC or any Representative of ASTC shall have violated, breached or taken any action inconsistent with any of the provisions set forth in Section 5.02;
(g) by a Seller Company in order to enter into an agreement for a Superior Proposal;
(h) by a Buyer Company if Thomas B. Pickens has not, within 24 hours following the execution of this Agreement by all of the parties hereto, executed a voting agreement substantially in the form attached hereto as Attachment V; or
(i) by a Buyer Company in the event that the Seller Companies have not delivered certified copies of resolutions of the boards of directors and sole shareholders of each of ASO and AFH approving this Agreement and the Contemplated Transactions (and such resolutions shall only be revocable in connection with a Change in Recommendation) within 24 hours following execution of this Agreement by all of the parties hereto.
Section 12.02 Effect of Termination.    If this Agreement is terminated pursuant to Section 12.01:
(a) this Agreement shall forthwith become null and void and of no further force and effect, except for the following provisions, which shall remain in full force and effect: (i) Section 7.03 (Public Announcements), (ii) this Section 12.02, (iii) Section 13.03 (Expenses; Taxes), (iv) Section 13.07 (Governing Law) and (v) Section 13.09 (Jurisdiction); and
(b) except for a termination pursuant to Section 10.04(c), if the Contemplated Transactions fail to close and at the time of termination there existed a breach of any representation, warranty, covenant or agreement under this Agreement by either party, such party shall be fully liable for any and all damages, losses, costs and expenses, including reasonable costs, fees and expenses of attorneys, accountants and other agents or Representatives, incurred or suffered by the other party as a result of such breach if the other party is ready, willing and able to otherwise satisfy its obligations under this Agreement; provided that any Damages recoverable by a Buyer Company pursuant to this Section 12.02(b) in respect of a matter or dispute for which a Buyer Company is also entitled to recover any Buyer Expense Reimbursement and/or Termination Fee shall be reduced by the amount of such Buyer Expense Reimbursement and/or Termination Fee actually paid to any Buyer Company.
Section 12.03 Expenses; Termination Fee.
(a) Except as set forth in this Section 12.03, all fees and expenses incurred in connection with this Agreement and the Contemplated Transactions shall be paid by the party incurring such expenses, whether or not the Closing is consummated; provided, however, that Seller Companies shall make a nonrefundable cash payment in an amount equal to the aggregate amount of all reasonable fees and expenses (including all attorneys’ fees, accountants’ fees, financial advisory fees and filing fees, but in no event including any costs or compensation of employees of the terminating party) that have been paid or that may become payable by or on behalf of the Buyer Companies in connection with the preparation and negotiation and performance of this Agreement (but in no event include any costs or compensation of employees of any of the Buyer Companies) (the “Buyer Expense Reimbursement”) if this Agreement is terminated pursuant to Section 12.01(e). In no event shall the Seller Companies be liable for more than one million dollars ($1,000,000) in the aggregate for the Buyer Expense Reimbursement and such payment shall be made within two (2) Business Days of the applicable termination.
(b) The Seller Companies agree to pay Lockheed Martin (or its designees) an amount equal to four percent (4%) of the Purchase Price (the “Termination Fee”) if this Agreement is terminated:
(i) by a Buyer Company pursuant to Section 12.01(f), Section 12.01(h) or Section 12.01(i);
(ii) by either party pursuant to Section 12.01(e) (provided, that the amount of the Termination Fee shall be reduced by any Buyer Expense Reimbursement paid pursuant to Section 12.03(a)) or by a Buyer Company pursuant to Section 12.01(b) and, in either case, (A) on or before the date of any such termination an Acquisition Proposal shall have been announced, disclosed or otherwise communicated to the ASTC Board, and (B) a definitive agreement is entered into by ASTC with respect to such Acquisition Transaction or such Acquisition Transaction is consummated within 12 months of such termination of the Agreement;
(iii) by a Seller Company at any time during which the Agreement was otherwise terminable in a circumstance in which Lockheed Martin would be entitled to payment of the Termination Fee pursuant Section 12.03(b)(i) or Section 12.03(b)(ii); or
(iv) by a Seller Company pursuant to Section 12.01(g).
(c) Any Termination Fee required to be paid (i) pursuant to Section 12.03 (b)(i) shall be paid within two (2) Business Days after termination by the applicable Buyer Company, (ii) pursuant to Section 12.03(b)(ii) shall be paid within two (2) Business Days after the event giving rise to such payment, (iii) pursuant to Section 12.03(b)(iii) shall be paid within two (2) Business Days after termination by the applicable Seller Company, and (iv) pursuant to Section 12.03(b)(iv) shall be paid immediately prior to the termination giving rise to such payment.
(d) If any party fails to pay when due any amount payable under this Section 12.03 to the other party, then (i) such party shall reimburse the other party for all costs and expenses (including attorneys’ fees) incurred in connection with the enforcement by the other party of its rights under this Section 12.03, and (ii) such party shall pay to the other party interest on such overdue amount (for the period commencing as of the date such overdue amount was originally required to be paid and ending on the date such overdue amount is actually paid in full) at a rate per annum equal to five percent (5%) over the “prime rate” (as announced by the Wall Street Journal or, in the event the Wall Street Journal is no longer published, a comparable publication) in effect on the date such overdue amount was originally required to be paid.

(e) In no event shall the Seller Companies be required to pay the Termination Fee on more than one (1) occasion. Notwithstanding anything in this Agreement to the contrary, in the event that any Termination Fee is paid to a Buyer Company in accordance with this Section 12.03, the payment of such Termination Fee shall be the sole and exclusive remedy of the Buyer Companies, its Subsidiaries, stockholders, Affiliates, officers, directors, employees and Representatives against the Seller Companies or any of its Representatives or Affiliates for, and upon such payment of the Termination Fee, the Buyer Companies or any other such person shall not have the right to seek to recover any other money damages or seek any other remedy based on a claim in law or equity with respect to, (i) any loss suffered, directly or indirectly, as a result of the failure of the Contemplated Transactions to be consummated, (ii) the termination of this Agreement, (iii) any liabilities or obligations arising under this Agreement or (iv) any claims or actions arising out of or relating to any breach, termination or failure of or under this Agreement, and upon payment of any Termination Fee in accordance with this Section 12.03, neither the Buyer Companies nor any Representative or Affiliate of the Buyer Companies shall have any further liability or obligation to the other parties relating to or arising out of this Agreement or the Contemplated Transactions.
(f) The parties acknowledge that the agreements contained in this Section 12.03 are an integral part of the Contemplated Transactions and that, without these agreements, the parties would not enter into this Agreement. Except as otherwise provided herein, payment of the fees and expenses described in this Section 12.03 shall not be in lieu of liability pursuant to Section 12.02(b).
ARTICLE XIII
MISCELLANEOUS
Section 13.01 Notices.   All notices, requests and other communications to any party hereunder shall be in writing (including telecopy or similar writing) and shall be given, if to the Buyer Companies:
Lockheed Martin Corporation
6801 Rockledge Drive
Bethesda, Maryland 20817
Attention: Senior Vice President, General Counsel and Corporate Secretary
Telecopy: (301) 897-6013
with copies (which shall not constitute notice) to:
Lockheed Martin Corporation
6801 Rockledge Drive
Bethesda, Maryland 20817
Attention: Director of Corporate Development
Telecopy: (301) 897-6557
and
Hogan Lovells US LLP
100 International Drive, Suite 2000
Baltimore, Maryland 21202
Attention: David A. Gibbons
Telecopy: (410) 659-2701
if to the Seller Companies:
c/o Astrotech Corporation
401 Congress Avenue, Suite 1650
Austin, Texas 78701
Attention: Thomas B. Pickens III, Chief Executive Officer
Email: tpickens@astrotechcorp.com

with a copy (which shall not constitute notice) to:
Sheppard Mullin Richter & Hampton LLP
30 Rockefeller Plaza
New York, New York 10112
Attention: John R. Hempill
Email: jhempill@sheppardmullin.com
or to such other address or telecopy number and with such other copies, as such party may hereafter specify for the purpose by notice to the other parties. Each such notice, request or other communication shall be effective: (a) on the day delivered (or if that day is not a Business Day, or if delivered after 5:00 p.m. Eastern time on a Business Day, on the first following day that is a Business Day) when (i) delivered personally against receipt or (ii) sent by overnight courier; (b) on the day when transmittal confirmation is received if sent by telecopy (or if that day is not a Business Day, or if after 5:00 p.m. Eastern time on a Business Day, on the first following day that is a Business Day); or (c) if given by any other means, upon delivery or refusal of delivery at the address specified in this Section 13.01.
Section 13.02 Amendments; Waivers.
(a) Subject to the provisions of Section 10.04, any provision of this Agreement may be amended or waived prior to the Closing Date if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by each Seller Company and each Buyer Company, or in the case of a waiver, by the party against whom the waiver is to be effective.
(b) No failure or delay by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as otherwise provided herein, no action taken pursuant to this Agreement, including any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. Any term, covenant or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but only by a written notice signed by such party expressly waiving such term or condition. The waiver by any party hereto of a breach of any provision hereunder shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder.
Section 13.03 Expenses.   Except as otherwise provided in this Agreement, all costs and expenses incurred in connection with the preparation and negotiation of this Agreement and the Contemplated Transactions shall be paid by the party incurring such cost or expense.
Section 13.04 Successors and Assigns.   The provisions of this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns; provided that no party may assign, delegate or otherwise transfer, directly or indirectly, in whole or in part, any of its rights or obligations under this Agreement without the prior written consent of the other party except that Buyer may transfer its rights and obligations under this Agreement to another Subsidiary of Lockheed Martin (it being understood that the guaranty made by Lockheed Martin pursuant to Section 13.14 shall apply to any such Subsidiary, if applicable).
Section 13.05 Construction.   As used in this Agreement, any reference to the masculine, feminine or neuter gender shall include all genders, the plural shall include the singular, and singular shall include the plural. Unless the context otherwise requires, the term “party” when used in this Agreement means a party to this Agreement. References in this Agreement to a party or other Person include their respective successors and assigns. The words “include,” “includes” and “including” when used in this Agreement shall be deemed to be followed by the phrase “without limitation” unless such phrase otherwise appears. Unless the context otherwise requires, references in this Agreement to Articles, Sections, Exhibits, Schedules and Attachments shall be deemed references to Articles and Sections of, and Exhibits, Schedules and Attachments to, this Agreement. Unless the context otherwise requires, the words “hereof,” “hereby” and “herein” and words of similar meaning when used in this Agreement refer to this Agreement in its entirety and not to any particular Article, Section or provision hereof. Except when used together with the word

“either” or otherwise for the purpose of identifying mutually exclusive alternatives, the term “or” has the inclusive meaning represented by the phrase “and/or.” With regard to each and every term and condition of this Agreement, the parties understand and agree that the same have or has been mutually negotiated, prepared and drafted, and that if at any time the parties desire or are required to interpret or construe any such term or condition or any agreement or instrument subject thereto, no consideration shall be given to the issue of which party actually prepared, drafted or requested any term or condition of this Agreement. All references in this Agreement to “dollars” or “$” shall mean U.S. dollars. Any period of time hereunder ending on a day that is not a Business Day shall be extended to the next Business Day.
Section 13.06 Entire Agreement.
(a) This Agreement, together with the other Transaction Documents and any other agreements contemplated hereby or thereby (including the Confidentiality Agreement) constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, both written and oral, between the parties with respect to the subject matter hereof. If there is any conflict between the Confidentiality Agreement and this Agreement, the terms of this Agreement shall govern.
(b) THE PARTIES HERETO ACKNOWLEDGE AND AGREE THAT NO REPRESENTATION, WARRANTY, PROMISE, INDUCEMENT, UNDERSTANDING, COVENANT OR AGREEMENT HAS BEEN MADE OR RELIED UPON BY ANY PARTY HERETO OTHER THAN THOSE EXPRESSLY SET FORTH IN THIS AGREEMENT. WITHOUT LIMITING THE GENERALITY OF THE DISCLAIMER SET FORTH IN THE PRECEDING SENTENCE, (I) NEITHER THE SELLER COMPANIES NOR ANY OF THEIR AFFILIATES HAVE MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATIONS OR WARRANTIES IN ANY PRESENTATION OR WRITTEN INFORMATION RELATING TO THE BUSINESS GIVEN OR TO BE GIVEN IN CONNECTION WITH THE CONTEMPLATED TRANSACTIONS OR IN ANY FILING MADE OR TO BE MADE BY OR ON BEHALF OF THE SELLER COMPANIES OR ANY OF THEIR AFFILIATES WITH ANY GOVERNMENTAL AUTHORITY, AND NO STATEMENT MADE IN ANY SUCH PRESENTATION OR WRITTEN MATERIALS, MADE IN ANY SUCH FILING OR CONTAINED IN ANY SUCH OTHER INFORMATION SHALL BE DEEMED A REPRESENTATION OR WARRANTY HEREUNDER OR OTHERWISE, AND (II) THE SELLER COMPANIES EXPRESSLY DISCLAIM ANY IMPLIED WARRANTIES, INCLUDING WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE AND WARRANTIES OF MERCHANTABILITY. THE BUYER COMPANIES ACKNOWLEDGES THAT THE SELLER COMPANIES HAVE INFORMED THEM THAT NO PERSON HAS BEEN AUTHORIZED BY THE SELLER COMPANIES OR ANY OF THEIR AFFILIATES TO MAKE ANY REPRESENTATION OR WARRANTY IN RESPECT OF THE BUSINESS OR IN CONNECTION WITH THE CONTEMPLATED TRANSACTIONS, UNLESS IN WRITING AND CONTAINED IN THIS AGREEMENT OR IN ANY OF THE OTHER TRANSACTION DOCUMENTS TO WHICH THEY ARE A PARTY.
(c) Except as expressly provided herein, neither this Agreement nor any provision hereof is intended to confer upon any Person other than the parties hereto (and their successors and permitted assigns) any rights or remedies hereunder.
(d) The parties have voluntarily agreed to define their rights, liabilities and obligations respecting the subject matter hereof exclusively in contract pursuant to the express terms and provisions of this Agreement; and the parties expressly disclaim that they are owed any duties or are entitled to any remedies not expressly set forth in this Agreement. Each party further acknowledges that, in entering into this Agreement, it has not relied on, and shall have no right or remedy in respect of, and hereby expressly disclaims, any statement, representation, assurance or warranty (whether made negligently or innocently) other than as expressly set out in this Agreement or any other Transaction Document.

Section 13.07 Governing Law.   This Agreement shall be construed in accordance with and governed by the law of the State of Delaware (without regard to the choice of law provisions thereof).
Section 13.08 Counterparts; Effectiveness.   This Agreement may be signed in any number of counterparts (including by facsimile or PDF), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto.
Section 13.09 Jurisdiction.   Any Proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the Contemplated Transactions shall be brought in the U.S. District Court for the District of Delaware (or, if subject matter jurisdiction is unavailable, in the state courts of the State of Delaware), and each of the parties hereby consents to the exclusive jurisdiction of such court (and of the appropriate appellate courts) in any such Proceeding and waives any objection to venue laid therein. Process in any such Proceeding may be served on any party anywhere in the world, whether within or without the State of Delaware. Without limiting the foregoing, the Seller Companies and the Buyer Companies agree that service of process upon such party at the address referred to in Section 13.01, together with written notice of such service to such party, shall be deemed effective service of process upon such party. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING (INCLUDING ANY COUNTERCLAIM) ARISING OUT OF OR BASED UPON THIS AGREEMENT.
Section 13.10 Severability.   Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. The application of such invalid or unenforceable provision to Persons or circumstances other than those as to which it is held invalid or unenforceable shall be valid and be enforced to the fullest extent permitted by law. To the extent any provision of this Agreement is determined to be prohibited or unenforceable in any jurisdiction, the Seller Companies and the Buyer Companies agree that this Agreement should be read, insofar as practicable, to implement the purposes and intent of the prohibited or unenforceable provision.
Section 13.11 Captions.   The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.
Section 13.12 Specific Performance.   Each party hereto acknowledges that money damages would be both incalculable and an insufficient remedy for any breach of this Agreement by such party and that any such breach would cause the other party hereto irreparable harm. Accordingly, each party hereto also agrees that, in the event of any breach or threatened breach of the provisions of this Agreement by such party, the other party hereto shall be entitled to equitable relief without the requirement of posting a bond or other security, including in the form of injunctions and orders for specific performance, in addition to all other remedies available to such other parties at law or in equity.
Section 13.13 Contract Under Seal.   The parties acknowledge and agree that, to the fullest extent permitted by law, this Agreement is intended to be, and shall be interpreted and construed as, a contract under seal under Delaware law with all the consequences of such a contract under Delaware law, including causing this Agreement to be subject to the 20-year limitations period applicable to sealed instruments; provided, however, that, notwithstanding such longer limitations period under Delaware law, the parties agree to reduce the applicable limitations periods for all claims under this Agreement to the periods contemplated by Section 11.01, subject in each case to all of the provisions of ARTICLE XI.
Section 13.14 Guaranty.   Lockheed Martin hereby guarantees to the Seller Companies, as and for its own obligation (and not merely as a surety) the full and prompt payment when due of Buyer’s financial obligations under this Agreement and the other Transaction Documents (collectively, the “Financial Obligations Payments). The Seller Companies shall have no obligation to enforce the obligation of Buyer prior to enforcing its rights under this guaranty. Upon any such failure by Buyer to make a Financial Obligations Payment, the Seller Companies shall have the right to notify Lockheed Martin that such Financial Obligations Payment has not been made, and Lockheed Martin shall, on the same terms and subject to the same conditions as set forth in this Agreement or the other Transaction Documents with respect to Buyer’s obligation in respect of any such Financial Obligations Payment, pay the Financial Obligations Payment due and owing to the Seller Companies. Lockheed Martin shall make all payments hereunder without setoff or counterclaim.
[Signature page follows]

IN WITNESS WHEREOF, the parties hereto caused this Agreement to be duly executed under seal by their respective authorized Representatives and have, to the extent such parties have a seal, affixed such seal or set forth the word “SEAL” next to their signatures (and in the case of parties without a seal, the word “SEAL” is set forth next to their signatures) in each case to evidence their intention to execute this Agreement under seal on the day and year first above written.

Seller Companies:
WITNESS/ATTEST			ASTROTECH CORPORATION
By:	/s/ Eric Stober		By:	/s/ Thomas B. Pickens III		(SEAL)
	Name:	Eric Stober		Name:	Thomas B. Pickens III
	Title:	CFO		Title:	Chief Executive Officer
WITNESS/ATTEST			ASTROTECH SPACE OPERATIONS, INC.
By:	/s/ Eric Stober		By:	/s/ Thomas B. Pickens III		(SEAL)
	Name:	Eric Stober		Name:	Thomas B. Pickens III
	Title:	CFO		Title:	Senior Vice President
WITNESS/ATTEST			ASTROTECH FLORIDA HOLDINGS, INC.
By:	/s/ Eric Stober		By:	/s/ Thomas B. Pickens III		(SEAL)
	Name:	Eric Stober		Name:	Thomas B. Pickens III
	Title:	CFO		Title:	Chief Executive Officer
Buyer Companies:
WITNESS/ATTEST			LOCKHEED MARTIN CORPORATION
By:	/s/ Michael A. Elliott		By:	/s/ Susan E. Costlow		(SEAL)
	Name:	Michael A. Elliott		Name:	Susan E. Costlow
	Title:	Assistant General Counsel		Title:	Director, Corporate Development
ELROY ACQUISITION COMPANY, LLC
WITNESS/ATTEST			By:	LOCKHEED MARTIN CORPORATION, its sole member
By:	/s/ Michael A. Elliott		By:	/s/ Susan E. Costlow		(SEAL)
	Name:	Michael A. Elliott		Name:	Susan E. Costlow
	Title:	Assistant General Counsel		Title:	Director, Corporate Development

[Signature Page to Asset Purchase Agreement]

EXHIBIT A
DEFINITIONS
(a) The following terms have the following meanings:
“Acquisition Proposal” means any unsolicited bona fide written offer, proposal, inquiry or indication of interest (other than an offer, proposal, inquiry or indication of interest by Buyer) contemplating or otherwise relating to any Acquisition Transaction.
“Acquisition Transaction” means any transaction or series of transactions involving:
(i) any merger, consolidation, share exchange, business combination tender offer, exchange offer or other similar transaction (A) in which a Person or “group” (as defined in the Exchange Act and the rules promulgated thereunder) of Persons directly or indirectly acquires beneficial or record ownership of the securities of any Seller Company representing more than twenty percent (20%) of the outstanding securities of any class of voting securities of ASTC, or (B) in respect of any other Seller Company, or (C) in which any securities of any Seller Company other than ASTC are issued or sold;
(ii) any sale by ASTC of securities representing more than a twenty percent (20%) interest in the total outstanding voting securities of ASTC or any sale by ASTC or any of its Affiliates of any securities of any other Seller Company; or
(iii) any sale (other than sales of inventory in the ordinary course of business), lease (other than in the ordinary course of business), exchange, transfer (other than sales of inventory in the ordinary course of business), license (other than nonexclusive licenses in the ordinary course of business), acquisition or disposition of any business or businesses or assets of any Seller Company which constitute Transferred Assets.
“Activities Involving Personal Information” means collection, creation, use, analysis, storage, disclosure or maintenance of Personal Information.
“Adjustment Holdback Amount” means an amount equal to one million, eight hundred and thirty thousand dollars ($1,830,000).
“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such specified Person. For purposes of determining whether a Person is an Affiliate, the term “control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of securities, contract or otherwise.
“Applicable Law” means, with respect to any Person, any federal, state, county, municipal, local, multinational or foreign statute, treaty, law, common law, ordinance, rule, regulation, order, writ, injunction, judicial decision, decree, permit or other legally binding requirement of any Governmental Authority (including without limitation any Environmental Law, the Securities Act of 1933 and the Exchange Act, and all rules and regulations promulgated thereunder) applicable to such Person or any of its respective properties, assets, officers, directors, employees, consultants or agents (in connection with such officer’s, director’s, employee’s, consultant’s or agent’s activities on behalf of such Person).
“ASO Business” means the business and operations of ASTC’s Astrotech Space Operations business unit, which consists of (i) ownership, operation and maintenance of spacecraft processing facilities in Titusville, Florida and Vandenberg Air Force Base, California, (ii) supporting government and commercial customers processing complex communication, earth observation and deep space satellite launches, (iii) designing and building spacecraft processing equipment and facilities and (iv) providing propellant services including designing, building and testing propellant service equipment for fueling spacecraft.
“Assignment and Assumption Agreement” means the Bill of Sale, Assignment and Assumption Agreement to be entered into by the Seller Companies and Buyer substantially in the form contemplated by Attachment I.
EXA-1

“Assumed Liabilities” means only the following liabilities and obligations of the Seller Companies (and if such liability or obligation is of a type that can be reflected in financial statements prepared in accordance with GAAP, then only to the extent reflected or reserved against in the Final Closing Statement or in the calculation of the Final Net Working Capital Amount, in each case in accordance with GAAP), whether presently in existence or arising after the date of this Agreement:
(i) all liabilities and obligations, whether accrued, liquidated, contingent, matured or unmatured, at or prior to the Closing, that (A) are set forth on, or reflected or referred to in, the Final Closing Statement and are taken into account in the calculation of the Final Net Working Capital Amount as determined in accordance with Section 2.05 (including accounts payable and reserves reflected as contra-asset accounts), or (B) are otherwise a liability or obligation that Buyer is expressly assuming pursuant to this Agreement;
(ii) all future performance obligations under the Contracts constituting Transferred Assets arising on or after the Closing Date;
(iii) all liabilities and obligations relating to the Owned Real Property and the Leased Real Property arising from or relating to facts, circumstances or conditions first occurring on or after the Closing Date;
(iv) all liabilities and obligations for Taxes arising from or with respect to the Transferred Assets or the operations of the ASO Business after the Closing; and
(v) all liabilities set forth in Section A-1 of the Disclosure Letter.
“Bid” means any firm quotation, bid or proposal made by a Person that if accepted or awarded would lead to a Contract legally binding upon such Person.
“Business Day” means a day, other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.
“Closing Date” means the date of the Closing.
“Code” means the Internal Revenue Code of 1986, as amended.
“Confidentiality Agreement” means the Confidentiality Agreement dated October 17, 2013, by and between Lockheed Martin and ASTC, as supplemented by the Supplemental Confidentiality Agreement dated March 27, 2014, by and between Lockheed Martin, ASTC and Hogan Lovells US LLP, as such agreements have been or may be amended from time to time.
“Contemplated Transactions” means the transactions contemplated by the Transaction Documents.
“Contracts” means all legally binding contracts, agreements, arrangements, leases and subleases (including leases and subleases of real property), licenses, commitments, notes, bonds, mortgages, indentures, sales and purchase orders, other instruments and other undertakings of any kind, whether written or oral.
“Damages” means all assessments, losses, damages, costs, expenses, liabilities, judgments, awards, fines, sanctions, penalties, charges and amounts paid in settlement, including reasonable costs, fees and expenses of attorneys, accountants, experts and other agents or representatives of such Person, whenever arising or incurred, but specifically excluding any punitive damages (except to the extent the punitive damages are assessed in connection with a Third Party Claim with respect to which the Person against which such damages are assessed is entitled to indemnification hereunder). For clarity, “Damages” shall include consequential and incidental damages provided that such consequential or incidental damages that are either (A) (i) reasonably foreseeable and (ii) attributable to the matter which constituted a breach giving rise to the right to such indemnification, or (B) assessed against an Indemnified Party in connection with a Third Party Claim; provided, however, that to the extent Damages are in the form of lost profits, Damages shall not include any Tax gross-up payment to account for any Taxes that may be attributable to the receipt of such Damages.
“Deductible Amount” means an amount equal to three hundred and five thousand dollars ($305,000).
EXA-2

“Disclosure Letter” means the disclosure letter prepared by the Seller Companies relating to this Agreement, as it may be amended from time to time in accordance with the terms of this Agreement.
“Employee Plans” means each pension, retirement, profit sharing, deferred compensation, bonus, phantom stock, restricted stock, stock option, stock-based incentive, stock purchase or other incentive plan, severance pay plan or policy, supplemental executive retirement plan or policy, or other employee benefit program, arrangement, agreement or understanding, or medical, vision, dental or other health plan, or wellness plan, or life insurance or disability plan, or any other employee benefit plan, including, without limitation, any “employee benefit plan” as defined in Section 3(3) of ERISA, maintained or contributed to by a Seller Company or any of its ERISA Affiliates and under which it may have liability and under which employees or former employees of the ASO Business or their dependents or beneficiaries are eligible to participate or derive a benefit.
“Environmental Laws” means any and all past, present or future applicable federal, state, county, municipal, local, multi-national and foreign statutes, treatises, laws, ordinances, rules, regulations, orders, writs, injunctions, decrees, permits, or other legally binding requirements of any Governmental Authority that relate to protection of human health, to the extent relating to handling or exposure to Hazardous Substances, and the environment or that impose requirements, liability for, or standards of conduct concerning, the manufacture, processing, generation, distribution, use, treatment, storage, disposal, discharge, emission, cleanup, Release, Remedial Actions, transport or handling of hazardous materials, wastes or substances, including “hazardous wastes” as regulated under the Resource Conservation and Recovery Act of 1976, as amended, Hazardous Substances as regulated under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Superfund Amendments and Reauthorization Act of 1984, as amended, “chemical substances” as regulated under the Toxic Substances Control Act, as amended, any other so-called “Superfund” or “Superlien” laws, and, to the extent related to handling or exposure to “hazardous materials” as regulated under the Occupational Safety and Health Act of 1970, as amended, and similar state laws.
“Environmental Liabilities” means all costs, claims, liabilities or obligations to the extent incurred or relating to Environmental Laws or Hazardous Substances, whether vested or unvested, contingent or fixed, actual or related to a recognized environmental condition existing as of the Closing, including liabilities and obligations related to (i) Remedial Actions or Releases of Hazardous Substances, “hazardous wastes” as regulated under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended and/or “hazardous materials” as defined by the Occupational Safety and Health Act of 1970, as amended, (ii) personal injury, wrongful death, economic loss or property damage claims, (iii) claims for natural resource damages, (iv) violations of Environmental Laws or (v) any Damages with respect to any of the foregoing.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.
“ERISA Affiliate” means any organization which is a member of a controlled group of organizations with any of the Seller Companies, within the meaning of Code Sections 414(b), (c), (m) or (o).
“Escrow Agent” means Citibank, N.A.
“Excluded Assets” means:
(i) all cash and cash equivalents of the Seller Companies;
(ii) all refunds of Taxes and all prepaid Income Taxes (A) arising from or with respect to the Transferred Assets prior to the Closing, or (B) arising from or with respect to the operations of the ASO Business for periods (or portions thereof) ending on or prior to the Closing Date or (C) with respect to which the Seller Companies have an obligation to indemnify the Buyer Companies;
(iii) except to the extent taken into account in the determination of the Final Net Working Capital Amount or as otherwise provided in this Agreement, all assets of the Seller Companies used exclusively in ASTC’s Spacetech Business Unit;
(iv) all Contracts in the name of ASTC that do not relate in any respect to the ASO Business or otherwise are set forth in Section A-2 of the Disclosure Letter;
EXA-3

(v) all capital stock or any other securities of any Seller Company or any other Subsidiary of ASTC;
(vi) all Intellectual Property owned, licensed or otherwise used by ASO or AFH not constituting a Transferred Asset and the software programs set forth in Section A-3 of the Disclosure Letter;
(vii) all assets relating to Employee Plans except to the extent Exhibit D provides for the transfer of such assets to Buyer or to a trust associated with a corresponding plan sponsored by Buyer;
(viii) all documents containing any attorney-client, work product or other applicable privilege relating to Sheppard Mullin Richter & Hampton LLP’s representation of the Seller Companies in connection with the Contemplated Transactions;
(ix) all Tax Returns and all other internal corporate and Tax records of the Seller Companies; and
(x) all assets related to Excluded Liabilities.
“Excluded Liabilities” means all liabilities and obligations of the Seller Companies, any other Affiliate of ASTC or any ERISA Affiliate, of any kind, character or description, whether liquidated or unliquidated, known or unknown, in each case other than the Assumed Liabilities, including, without limitation, the following:
(i) all liabilities or obligations for any Tax in respect of any period (or portion thereof) ending on or before the Closing Date;
(ii) all liabilities or obligations, whether presently in existence or arising after the date of the Agreement, in respect of notes payable (including intercompany promissory notes) or similar obligations (whether or not billed or accrued and however documented) to the Seller Companies relating to or arising out of the financing of the ASO Business or the transfer of cash to or from the ASO Business;
(iii) all liabilities or obligations, whether presently in existence or arising after the date of the Agreement, relating to fees, commissions or expenses owed to any broker, finder, investment banker, accountant, attorney or other intermediary or advisor employed by the Seller Companies in connection with the Contemplated Transactions;
(iv) all liabilities for Indebtedness;
(v) any Damages or other recovery related to any litigation involving the Seller Companies;
(vi) all liabilities or obligations expressly retained by the Seller Companies pursuant to Exhibit D;
(vii) all liabilities and obligations relating to errors or omissions or allegations of errors or omissions or claims of design or other defects with respect to any product sold or service provided by the ASO Business prior to the Closing Date;
(viii) all liabilities and obligations relating to warranty obligations or services with respect to any product sold or service provided by the ASO Business prior to the Closing Date;
(ix) all liabilities and obligations in respect of employees of the ASO Business, and beneficiaries and dependents of employees of the ASO Business, arising prior to or on the Closing Date, including under Employee Plans, except to the extent otherwise provided to be assumed by Buyer in accordance with Exhibit D; and
(x) all Environmental Liabilities arising from facts, circumstances or conditions first occurring prior to the Closing (for clarity, it is understood that Seller Companies are not liable or responsible for Environmental Liabilities arising from facts, circumstances or conditions first occurring after the Closing Date).
“FCPA” shall mean the Foreign Corrupt Practices Act of 1977, as amended.
“Federal Acquisition Regulation” means Title 48, Chapter 1, of the U.S. Code of Federal Regulations.
EXA-4

“GAAP” means U.S. Generally Accepted Accounting Principles as in effect on the date of this Agreement.
“Government Bid” means a Bid that, if accepted, would result in a Government Contract.
“Government Contract” means, with respect to any Person, any prime contract, subcontract, facility contract, teaming agreement or arrangement, joint venture, basic ordering agreement, pricing agreement, letter contract, purchase order, delivery order, change order or other contractual arrangement of any kind, between such Person and (i) the U.S. Government (acting on its own behalf or on behalf of another country or international organization), (ii) any prime contractor of the U.S. Government or (iii) any subcontractor with respect to any contract of a type described in clauses (i) or (ii) above.
“Governmental Authority” means any multinational, foreign, domestic, federal, territorial, state or local governmental authority, quasi-governmental authority, instrumentality, court, government or self-regulatory organization, commission, tribunal or organization or any regulatory, administrative or other agency, or any political or other subdivision, department or branch of any of the foregoing.
“Hazardous Substances” means (i) substances defined as “hazardous substances” or “hazardous waste” pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or the Resource Conservation and Recovery Act of 1976, as amended, (ii) substances defined as “hazardous substances” or “hazardous waste” in the regulations adopted pursuant to any of said laws, (iii) substances defined as “chemical substances” in the Toxic Substances Control Act, as amended, (iv) petroleum products, as defined by the ASTM Standard E1527-13, (v) asbestos and asbestos-containing materials, and (vi) “hazardous materials” as defined by the Occupational Safety and Health Act of 1970, as amended.
“Income Taxes” means Taxes on net income, net profits, gross receipts or capital or similarly based, regardless of how such Tax is denominated by a Governmental Authority, but shall not include sales, use, personal or real property Tax.
“Indebtedness” means with respect to any Person at the time of determination and without duplication, (i) all funded indebtedness (as defined by GAAP) for borrowed money or in respect of loans and advances or the issuance and sale of debt securities; (ii) any capitalized lease obligations as determined in accordance with GAAP and any obligations under synthetic lease obligations and sale leaseback obligations, whether secured or unsecured; (iii) any indebtedness under any credit agreement or facility or obligations evidenced by bonds, debentures, notes or other similar instruments; (iv) any obligations to pay the deferred purchase price of property or services, except trade accounts payable and other current liabilities arising in the ordinary course of business so long as such trade accounts payable are payable and paid within 60 days of the date the payment is due; (v) any obligations under interest rate cap, swap, collar or similar transactions or currency hedging transactions; (vi) any obligations in respect of letters of credit or similar instruments issued or accepted by banks or financial institutions for the account of any Person (including surety bonds and off-balance sheet financing); (vii) all interest, indemnities, premiums, penalties, fees and other obligations related to any of the foregoing; and (viii) all direct or indirect guarantees (or arrangements having the economic effect of a guarantee) in connection with the foregoing.
“Indemnity Escrow Amount” means an amount equal to six million, one hundred thousand dollars ($6,100,000).
“Information Privacy and Security Laws” means all Applicable Laws concerning the privacy or security of Personal Information, and all regulations promulgated and guidance issued by Governmental Authorities (including staff reports) thereunder, including, without limitation, the Health Insurance Portability and Accountability Act of 1996, the Gramm-Leach-Bliley Act, the Federal Trade Commission Act, the Privacy Act of 1974, state social security number protection laws, state data breach notification laws, state consumer protection laws, the European Union Directive 95/46/EC and Canada’s Personal Information Protection and Electronic Documents Act.
“Intellectual Property” means all (i) issued patents and all provisional and pending patent applications, copyrights, technology, know-how, processes, trade secrets, inventions (including inventions conceived prior to the Closing Date but not documented as of the Closing Date), proprietary data, formulae, research and
EXA-5

development data and computer software programs, (ii) trademarks, logos, trade names, service marks and service names, (iii) registrations, applications, recordings, licenses and common-law rights relating thereto, and (iv) other United States, state and foreign intellectual property.
“Interest Rate” means (i) from the Closing Date until and including the day that is three (3) months after the Closing Date, the three (3)-month Nonfinancial Commercial Paper Rate published by the Federal Reserve as statistical release H.15 (519) Selected Interest Rates (http://www.federalreserve.gov/releases/h15/current/default.htm#fn3) on the last Monday preceding the Closing Date, and (ii) for each subsequent three (3)-month period thereafter, the three (3)-month Nonfinancial Commercial Paper Rate published by the Federal Reserve on the last Monday preceding the day that is three (3) months after the previous adjustment date. If such date is not a Business Day, or if the Federal Reserve does not publish an appropriate rate on such date, the rate shall be determined on the next day a rate is published by the Federal Reserve.
“International Trade Laws and Regulations” means U.S. and other Applicable Laws concerning the importation of merchandise, the export or re-export of products, services or technology, the terms and conduct of international transactions, making or receiving international payments and the authorization to hold an ownership interest in a business located in a country other than the United States, including U.S. Code, Title 13, Chapter 9, Collection and Publication of Foreign Commerce and Trade Statistics administered by the U.S. Census Bureau, the Tariff Act of 1930, as amended, and other laws administered by the U.S. Customs and Border Protection, regulations issued or enforced by the U.S. Customs and Border Protection, the Export Administration Act of 1979, as amended, the Export Administration Regulations, the International Emergency Economic Powers Act, the Arms Export Control Act, the International Traffic in Arms Regulations, any other export controls administered by an agency of the U.S. Government, Executive Orders of the President regarding embargoes and restrictions on trade with designated countries and Persons, the embargoes and restrictions administered by the U.S. Department of Treasury Office of Foreign Assets Control, the FCPA, the anti-boycott regulations and guidelines administered by the U.S. Department of Commerce, the anti-boycott regulations and guidelines administered by the U.S. Department of the Treasury, legislation and regulations of the United States and other countries implementing the North American Free Trade Agreement, anti-dumping and countervailing duty laws and regulations, laws and regulations by other countries concerning the ability of U.S. Persons to own businesses and conduct business in those countries, laws and regulations by other countries, where applicable, implementing the OECD Convention on Combating Bribery of Foreign Officials, restrictions by other countries on holding foreign currency and repatriating funds and other applicable laws and regulations adopted by the governments or agencies of other countries relating to the same subject matter as the U.S. statutes and regulations described above.
“License Agreement” means the Trademark License Agreement substantially in the form contemplated by Attachment VIII to this Agreement.
“Lien” means, (i) with respect to any asset, any mortgage, lien, claim, pledge, charge, security interest or other encumbrance of any kind in respect of such asset, and (ii) with respect to real property, any title defects, encumbrances or easements and restrictions.
“Lockheed Martin Deal Team” means the individuals set forth in Section 5.01(a) of the Disclosure Letter.
“Material Adverse Effect” means (i) with respect to the ASO Business, a material adverse effect on the assets, liabilities, financial condition or results of operations of the ASO Business taken as a whole, or (ii) with respect to any Person, a material adverse effect on the assets, liabilities, financial condition or results of operations of such Person and its Subsidiaries taken as a whole; provided, however, that none of the following shall constitute a Material Adverse Effect: (A) changes in the economy, financial markets or political conditions, whether resulting from acts of terrorism or war or otherwise, affecting the U.S. economy or the industry in which the ASO Business operates; (B) any adverse change, effect, event, occurrence, state of facts or development resulting from any change in regulatory conditions or change in Applicable Laws affecting the industry in which the ASO Business operates or changes in the interpretation of such Applicable Laws by Governmental Authorities; (C) any adverse change, effect, event, occurrence, state of facts or development resulting from the taking of any action required by, or the failure to take any
EXA-6

action prohibited by, this Agreement; (D) any change in GAAP; (E) any earthquake or other natural disaster; (F) the commencement, continuation or escalation of a war, material armed hostilities or other material international or national calamity or act of terrorism directly or indirectly involving the United States of America; (G) any change in the stock price of ASTC (but not including the reason or reasons for such change); or (H) any failure of any of the Seller Companies to meet any forecasts or projections (but not including the reason or reasons for such failure); except in the case of foregoing clauses (A), (B), (D) or (F) to the extent that any such change, effect, event or occurrence affects the ASO Business disproportionately to other companies in the industry.
“NASDAQ” means the NASDAQ Stock Market.
“Net Working Capital” means (i) all Transferred Assets that are “current” assets, minus (ii) all Assumed Liabilities of the ASO Business, calculated in accordance with the Accounting Principles.
“Net Working Capital Threshold” means one million, seven hundred and ninety-one thousand, one hundred and twenty-five hundred dollars ($1,791,125).
“Order” means any judgment, order, writ, decision, injunction, award or decree of any foreign, federal, state, local or other court or tribunal and any ruling or award in any binding arbitration proceeding.
“Payoff Amount” means the amount of Indebtedness of the Seller Companies relating to that certain Loan Agreement, dated as of October 21, 2010, as amended by Amendment No. 1 to Loan Agreement dated October 11, 2013, among ASTC, ASO, AFH and American Bank, N.A., and all other Loan Documents (as such term is defined in the Loan Agreement), as of 11:59 p.m. Eastern time on the day prior to the Closing Date.
“Payoff Letter” means the letter in customary form and reasonably satisfactory to Buyer relating to the Payoff Amount.
“Permitted Liens” means any of the following:
(i) statutory Liens or landlords’, carriers’, workmen’s, warehousemen’s, repairmen’s, mechanic’s, suppliers’, materialmen’s, or other like Liens arising in the ordinary course of business with respect to amounts not yet due or overdue for a period of 60 days or amounts being contested in good faith by appropriate Proceedings;
(ii) with respect to Taxes, assessments and other governmental charges not yet due for amounts being contested in good faith by appropriate Proceedings;
(iii) with respect to Real Property, any Liens that do not impair the use of such Real Property for its current use;
(iv) with respect to the Owned Real Property, Liens for real estate taxes not yet due and payable;
(v) with respect to Transferred Assets other than the Real Property, Liens in favor of a customer of the ASO Business arising in the ordinary course of business; and
(vi) Liens disclosed in Section A-4 of the Disclosure Letter.
“Person” means an individual, a corporation, a general partnership, a limited partnership, a limited liability company, a limited liability partnership, a joint venture, an association, a trust or any other entity or organization, including a Governmental Authority or any department or agency thereof.
“Personal Information” means (i) any information with respect to which there is a reasonable basis to believe that the information can be used to identify an individual, including demographic information, (ii) social security numbers and/or (iii) any information that is regulated or protected by one (1) or more Information Privacy and Security Laws.
“Proceeding” means governmental, judicial or adversarial proceedings (public or private), litigation, suits, arbitration, actions, causes of action or governmental investigations.
EXA-7

“Proscribed Country” means any of those countries against which any U.S. Governmental Authority imposes a general policy of denial for licenses and other approvals or authorizations for exports and imports of hardware, software, technical data, proposals and services subject to the ITAR. Such countries include those against which the United States maintains an arms embargo and other countries identified in Section 126.1 of the ITAR (22 C.F.R. Section 126.1), including Afghanistan, Burma, Belarus, China, Cote d’Ivoire, Cuba, Cyprus, Democratic Republic of Congo, Eritrea, Fiji, Haiti, Iran, Iraq, Lebanon, Liberia, Libya, North Korea, Somalia, Sri Lanka, Sudan, Syria, Venezuela, Vietnam and Zimbabwe.
“Purchase Price” means sixty-one million dollars ($61,000,000).
“Real Property” means the Owned Real Property and the Leased Real Property.
“Release” means any emission, spill, seepage, leak, escape, leaching, discharge, injection, pumping, pouring, emptying, dumping, disposal, or release of Hazardous Substances from any source into or upon the environment at, on, under, or from any Owned Real Property or Leased Real Property.
“Remedial Action” means any investigation, clean-up, removal action, restoration, repair, response action, corrective action, abatement, monitoring, sampling and analysis, reclamation, closure or post-closure action, or remediation of contamination, the Release or threatened Release of Hazardous Substances or environmental damage, including investigations, response, removal and remedial actions under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, corrective action under the Resource Conservation and Recovery Act of 1976, as amended, clean up requirements under the Toxic Substances Control Act, and clean-up requirements under similar state Environmental Laws.
“Representatives” means, with respect to a Person, each of its respective directors, officers, attorneys, accountants, employees, advisors or agents.
“Required Shareholder Vote” means the affirmative vote of two-thirds (2/3) of the outstanding shares of ASTC common stock to approve this Agreement and the Contemplated Transactions under Applicable Law and ASTC’s amended and restated articles of incorporation and bylaws.
“Spacetech Business Unit” means ASTC’s business unit which is a technology incubator designed to commercialize space industry technology which is operated through Astrogenetix Corporation and 1st Detect Corporation.
“Subcontract Pending Novation” means the Subcontract Pending Novation, substantially in the form attached as Attachment IV to this Agreement.
“Subsidiary” means with respect to any Person, any other Person of which the specified Person, either directly or through or together with any other of its Subsidiaries, owns more than fifty percent (50%) of the voting power in the election of directors or their equivalents, other than as affected by events of default.
“Superior Proposal” means an Acquisition Proposal which the ASTC Board determines in its reasonable judgment (after consultation with its financial advisor and outside legal counsel) (i) is more favorable from a financial point of view to ASTC’s shareholders than the terms of this Agreement (as such terms may be modified in response to any Acquisition Proposal by Buyer in its sole discretion prior to the determination that such Acquisition Proposal was a Superior Proposal), and (ii) is reasonably likely to be consummated, taking into account any third party financing required to be obtained to consummate the transaction contemplated by such offer.
“Tax Authority” shall mean a Governmental Authority having jurisdiction over the assessment, determination, collection or imposition of any Tax.
“Tax Returns” means all returns (including information returns), filings, declarations, reports, questionnaires, estimates and statements regarding Taxes, including any attachment or schedule thereto.
“Taxes” means all taxes, and any customs, charges, fees, levies, imposts or other assessments with respect thereto, including all gross receipts, income, sales, use, ad valorem, value added, capital stock, transfer, franchise, registration, license, withholding, payroll, social security (or similar), employment, unemployment, disability, excise, estimated, severance, stamp, occupation, premium, windfall profits,
EXA-8

alternative or add-on minimum and property taxes, tariffs and customs duties, together with any interest and any penalties, additions to tax or additional amounts imposed with respect to such amounts, whether disputed or not, and any interest in respect of such penalties or additions to tax, whether disputed or not.
“Transaction Documents” means this Agreement, the Assignment and Assumption Agreement, general warranty deed contemplated by Section 9.01, the assignment and assumption agreement and the consent and estoppel certificate relating to the Leased Real Property contemplated by Section 9.02, the Subcontract Pending Novation, the License Agreement and any other written agreement signed by the applicable Seller Companies and the applicable Buyer Companies that is expressly identified as a “Transaction Document” hereunder, and any exhibits or attachments to any of the foregoing, as the same may be amended from time to time.
“Transferred Assets” means, other than the Excluded Assets, all of the assets, properties, rights, licenses, permits, Contracts, Real Property, causes of action and business of every kind and description as the same shall exist on the Closing Date, wherever located, real, personal or mixed, tangible or intangible, owned, leased or licensed by a Seller Company, whether or not reflected in the books and records thereof, and held or used in the conduct of the ASO Business as the same shall exist on the Closing Date, including all direct or indirect right, title and interest of the Seller Companies in, to and under:
(i) the rights and interests of the Seller Companies in the Owned Real Property;
(ii) the rights and interests of the Seller Companies in the Leased Real Property;
(iii) other than Intellectual Property and rights and interests therein (which shall constitute Transferred Assets only to the extent set forth in clause (xi) below), all personal property and interests therein, including machinery, equipment, furniture, office equipment, communications equipment, vehicles, storage tanks, spare and replacement parts, fuel and other property (and interests in any of the foregoing) owned by any Seller Company that are used or held for use in or necessary for the conduct of the ASO Business;
(iv) all Contracts, including Government Contracts (other than leases of Leased Real Property, which leases shall constitute Transferred Assets as set forth in clause (ii) above) to which any Seller Company is a party and which relate to the ASO Business;
(v) all Bids, including Government Bids, made by any Seller Company that relate to the ASO Business;
(vi) all accounts receivable and notes receivable of any Seller Company that arise out of or in connection with any Contract relating to the ASO Business;
(vii) all deposits and all expenses that have been prepaid by a Seller Company that are necessary for the conduct of the ASO Business or relate to any Transferred Asset or, including lease and rental payments;
(viii) all of any Seller Company’s rights, claims, credits, causes of action or rights of set-off against Persons other than Seller Companies that have arisen from or in connection with the conduct of the ASO Business or relate in any way to the Transferred Assets;
(ix) all Intellectual Property developed by, used or held for use in or necessary for the conduct of the ASO Business;
(x) all right, title and interest in and to the name “Astrotech” and all derivations thereof;
(xi) all Transferred Proprietary Information;
(xii) all transferable franchises, licenses, permits or other authorizations issued by a Governmental Authority owned by, or granted to, or held or used by, a Seller Company that are used or held for use in or necessary for the conduct of the ASO Business;
(xiii) excepting all Tax Returns and all other internal Tax records of the Seller Companies, all business books, records, files and papers, whether in hard copy or computer format, of a Seller Company that are used or held for use in or necessary for the conduct of the ASO Business, including
EXA-9

books of account, invoices, engineering information, sales and promotional literature, manuals and data, sales and purchase correspondence, lists of present and former suppliers, lists of present and former customers, personnel and employment records of present or former employees, documentation developed or used for accounting, marketing, engineering, manufacturing, or any other purpose relating to the conduct of the ASO Business at any time prior to the Closing;
(xiv) all insurance proceeds (except to the extent relating to Excluded Assets or Excluded Liabilities) arising out of or related to damage, destruction or loss of any Transferred Assets to the extent of any damage or destruction that remains unrepaired, or to the extent any property or asset remains unreplaced at the Closing Date; and
(xv) all software programs, documentation and other related materials, including licenses from the licensor of the software, for (A) software embedded in any hardware or equipment that is a Transferred Asset or that is used in a separate computer to operate such hardware or equipment, and (B) operating system software and commercial off-the-shelf software installed in any computer, workstation, personal digital assistant, cell phone or other communications device that is a Transferred Asset.
“Transferred Proprietary Information” means all confidential or proprietary information, including technical specifications, designs, drawings, technology, know-how, processes, trade secrets, inventions, proprietary data, formulae, research and development data and computer software programs of any third party other than a Seller Company that has been provided or disclosed to, or is maintained by, the ASO Business pursuant to Contracts of the ASO Business (including Government Contracts), other than any such information subject to attorney-client, work product or other applicable privilege relating to Sheppard Mullin Richter & Hampton LLP’s representation of the Seller Companies in connection with the Contemplated Transactions.
“U.S. Government” means the federal government of the United States of America and any agencies, instrumentalities and departments thereof.
(b) “To the knowledge,” “known by,” or “known” (and any similar phrase) means, with respect to any Seller Company, to the actual knowledge of Thomas B. Pickens III, Don M. White Jr. and Eric Stober, after reasonable inquiry of those employees of the Seller Companies whom they in good faith believe have knowledge of the matter in question.
(c) Each of the following terms is defined in the Section set forth opposite such term:

Term	Section
Accounting Principles	Section 2.05(a)
AFH	Preamble
Agreement	Preamble
Allocation Arbiter	Section 2.03(b)(ii)
ASO	Preamble
ASO Employees	Section D.01
ASO Unaudited Trial Balances	Section B.06(a)
Asset Acquisition Statement	Section 2.03(b)(i)
ASTC	Preamble
ASTC Board	Section 5.01(a)
Audited Financial Statements	Section B.06(b)
Baseline Representations	Section 11.01(a)
Board Recommendation	Section 5.01(a)
Buyer	Preamble
Buyer Claims	Section 11.02(b)
Buyer Companies	Preamble
Buyer Expense Reimbursement	Section 12.03(a)

EXA-10

Term	Section
Buyer Indemnified Parties	Section 11.02(b)
Buyer Welfare Plans	Section D.07(a)
Change in Recommendation	Section 5.02(a)(iv)
Claim Notice	Section 11.03(a)
Claim Response	Section 11.03(b)
Closing	Section 2.02
Difference	Section 2.05(d)
Environmental Permits	Section B.14(a)
Estimated Adjusted Purchase Price	Section 2.05(a)
Estimated Net Working Capital Amount	Section 2.05(a)
Estimated Net Working Capital Statement	Section 2.05(a)
Exchange Act	Section 5.01(c)
Exchange Consideration	Section 2.03(a)
Final Closing Statement	Section 2.05(b)
Final Determination	Section 11.03(b)
Final Net Working Capital Amount	Section 2.05(b)
Financial Obligations Payments	Section 13.14
Fundamental Representations	Section 11.01(b)
Indemnified Claim	Section 11.03(a)
Indemnified Party	Section 11.03(a)
Indemnifying Party	Section 11.03(a)
Inactive Employees	Section D.01
ITAR	Section B.03
Leased Real Property	Section B.08(b)
Lockheed Martin	Preamble
LTD Recipient	Section D.01
MAE Acknowledgement	Section 10.04(c)
Novation Agreements	Section 7.05
OFAC	Section B.28(g)
Opening Statement	Section B.06(a)
Owned Real Property	Section B.08(a)
Pre-Closing Tax Period	Section 7.06(c)
Prior Event Disclosure	Section 10.04(a)
Proposed Closing Statement	Section 2.05(b)
Proposed Final Net Working Capital Amount	Section 2.05(b)
Proxy Statement	Section 5.01(a)
Real Property Lease	Section 9.02
Revised Asset Acquisition Statement	Section 2.03(b)(i)
SEC	Section 5.01(a)
Seller Companies	Preamble
Seller Indemnified Parties	Section 11.02(a)
Seller Indemnifying Party	Section 11.03(c)
Seller LTD Plan	Section D.01

EXA-11

Term	Section
Seller Savings Plan	Section D.05
Seller Welfare Plans	Section D.07(a)
Special Meeting	Section 5.01(e)
Subsequent Event Disclosure	Section 10.04(a)
Successor Savings Plan	Section D.05
Surviving Representations or Pre-Closing Covenants	Section 11.01
Termination Fee	Section 12.03(b)
Third Party Claim	Section 11.03(a)
Transfer Taxes	Section 7.06(b)
Transferred Employee	Section D.01
Type (i) Claims	Section 11.04(c)
Type (ii) Claims	Section 11.04(c)
Type (iii) Claims	Section 11.04(c)
Transition Period	Section D.02
Unaffiliated Accounting Firm	Section 2.05(b)
Underlying Proprietary Information	Section 2.06(b)
WARN	Section D.10

EXA-12

Exhibit B
REPRESENTATIONS AND WARRANTIES OF THE SELLER COMPANIES
The Seller Companies, jointly and severally, hereby represent and warrant to the Buyer Companies that, except as set forth in the correspondingly numbered section or subsection of the Disclosure Letter:
B.01 Corporate Existence and Power.   ASTC is a corporation duly incorporated and validly existing under the laws of the State of Washington and each other Seller Company is a corporation duly incorporated, validly existing and in good standing under the laws of the state or jurisdiction of its incorporation and has all corporate power and authority required to carry on the ASO Business as now conducted. Each Seller Company is duly qualified to do business as a foreign corporation in each jurisdiction where the character of the property owned or leased by it or the nature of its activities make such qualification necessary to carry on the ASO Business as now conducted, except where the failure to be so qualified has not had, and would not reasonably be expected to have, a Material Adverse Effect on the ASO Business.
B.02 Corporate Authorization.
(a) The execution, delivery and performance by each Seller Company of each of the Transaction Documents to which it is a party and the consummation by each Seller Company of the Contemplated Transactions are within its corporate powers and have been duly authorized by all necessary corporate action on its part, and no other corporate proceedings on the part of the Seller Companies, respectively, and no shareholder votes other than (i) the Required Shareholder Vote and (ii) approval by the sole shareholders of each of ASO and AFH are necessary to adopt or authorize this Agreement or to consummate the Contemplated Transactions. This Agreement has been validly executed and delivered by each Seller Company and, assuming the due authorization, execution and delivery by each Buyer Company, constitutes, and each of the other Transaction Documents will constitute, a legal, valid and binding obligation of each Seller Company, enforceable against such Seller Company in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency (including, without limitation, all Applicable Laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting creditors’ rights generally and subject to the effect of general principles of equity (regardless of whether considered in an action at law or in equity).
(b) The ASTC Board has, except with respect to a Change in Recommendation effected in compliance with Section 5.02(e) after the date of this Agreement, duly and unanimously adopted resolutions (i) approving and declaring the advisability of this Agreement, (ii) approving the execution, delivery and performance of this Agreement and the consummation of the Contemplated Transactions, (iii) determining this Agreement and the Contemplated Transactions to be advisable, fair to and in the best interests of ASTC and ASTC’s shareholders and (iv) recommending that ASTC’s shareholders approve this Agreement.
B.03 Governmental Authorization.   The execution, delivery and performance by each Seller Company of the Transaction Documents to which it is a party require no action by or in respect of, or consent or approval of, or filing with, any Governmental Authority other than: (a) compliance with any applicable requirements and filings under the International Traffic in Arms Regulations, 22 C.F.R. §§ 120-130, as amended (the “ITAR”); (b) compliance with the applicable requirements, if any, of the Exchange Act, including the filing of the Proxy Statement relating to the adoption by ASTC’s shareholders of this Agreement, (c) compliance with the rules and regulations of NASDAQ, (d) the provision of a notification of the Contemplated Transactions to the Federal Trade Commission and the General Counsel of the Department of Defense at least 30 days prior to the Closing and (e) the actions, consents, approvals, permits or filings set forth in Section B.03 of the Disclosure Letter or otherwise expressly referred to in this Agreement.
B.04 Non-Contravention.   Except as set forth in Section B.04 of the Disclosure Letter, the execution, delivery and performance of the Contemplated Transactions by the Seller Companies do not and will not (a) contravene or conflict with the charter or bylaws of such Seller Company, (b) assuming compliance with the matters referred to in Section B.03(a), contravene or conflict with, or constitute a violation of, any provisions of any Applicable Law binding upon the Seller Companies or (c) assuming compliance with the
EXB-1

matters referred to in Section B.03, constitute a default under, or give rise to any right of termination, cancellation or acceleration of, or to a loss of any material benefit relating to the ASO Business to which a Seller Company is entitled under, any material Contract binding upon such Seller Company and relating to the ASO Business or by which any of the Transferred Assets is or may be bound, or any material license, franchise, permit or similar authorization held by a Seller Company relating to the ASO Business.
B.05 Information in the Proxy Statement.   None of the information supplied by ASTC for inclusion in the Proxy Statement or any other document used by ASTC to make any solicitation in connection with the Contemplated Transactions will, at the time filed with the SEC or distributed to ASTC’s shareholders, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.
B.06 Financial Statements; No Undisclosed Liabilities; Internal Controls.
(a) The Seller Companies have previously provided (y) the unaudited trial balance containing all balance sheet accounts of the ASO Business at December 31, 2013 (the “Opening Statement”) and (z) the unaudited quarterly trial balance containing all income statement and balance sheet accounts of the ASO Business for the fiscal years ended June 30, 2013, June 30, 2012 and June 30, 2011 (collectively with the Opening Statement, the “ASO Unaudited Trial Balances”). The ASO Unaudited Trial Balances (i) have been prepared from the books and records of the ASO Business, (ii) have been prepared in accordance with GAAP, consistently applied throughout the periods presented (except for the lack of periodic adjustments which are not material in the aggregate and except for the absence of footnote disclosures), and (iii) fairly present in all material respects the financial condition and results of operation of the ASO Business for the periods presented.
(b) ASTC has filed with the SEC audited consolidated balance sheets and statements of income and cash flows of ASTC and its Subsidiaries for the fiscal years ended June 30, 2013, June 30, 2012 and June 30, 2011 (the “Audited Financial Statements”). Except as set forth in the notes thereto, the Audited Financial Statements (i) have been prepared from the books and records of ASTC, (ii) have been prepared in accordance with GAAP, consistently applied throughout the periods presented and (iii) fairly present in all material respects the financial condition and results of operations of ASTC and its Subsidiaries for the periods presented.
(c) Except (i) for liabilities disclosed (or provided for) in the Opening Statement, and (ii) for liabilities incurred in the ordinary course of business since the date of the Opening Statement, there are no liabilities of the ASO Business of a nature required to be accrued for or reserved against in a balance sheet of the ASO Business prepared in accordance with GAAP.
(d) As of December 31, 2013 and at all times thereafter, there are and have been no significant deficiencies or material weaknesses in the design or operation of ASTC’s internal control over financial reporting which, as of the date of such deficiency or weakness, was reasonably likely to adversely affect ASTC’s ability to record, process, summarize and report financial information. ASTC maintains internal accounting controls sufficient to provide reasonable assurance that: (i) the Seller Companies maintain no off-the-book accounts; (ii) transactions are executed in accordance with management’s general or specific authorizations; (iii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iv) access to assets is permitted only in accordance with management’s general or specific authorization; and (v) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
B.07 Absence of Certain Changes.   Since June 30, 2013, there has not been any effect, change, fact, event, occurrence or circumstance that, individually or in the aggregate, has had or reasonably would be expected to result in a Material Adverse Effect on the ASO Business. Except for matters that would be permitted in accordance with Section 5.03 if they occurred after the date of this Agreement, since June 30, 2013, the Seller Companies have conducted the ASO Business in all material respects in accordance with the historical and customary operating practices related to the conduct of the ASO Business.
EXB-2

B.08 Real Property.
(a) Section B.08(a) of the Disclosure Letter identifies all real property owned in whole or in part by the Seller Companies which is used in or occupied by the ASO Business (the “Owned Real Property”). AFH has good and valid fee simple title to such Owned Real Property, free and clear of Liens other than Permitted Liens and there are no outstanding options, rights of first offer, rights of first refusal or similar preferential rights to purchase such Owned Real Property or any portion thereof or interest therein.
(b) Section B.08(b) of the Disclosure Letter identify all leases, subleases, licenses or other agreements (including any and all assignments, amendments, renewals and extensions thereto) under which the Seller Companies use, occupy or have the right to use or occupy leased real property in the conduct of the ASO Business (the “Leased Real Property”). With respect to the Leased Real Property (i) ASO holds a valid and existing leasehold or subleasehold interest under the Real Property Lease, (ii) to the knowledge of ASO, the Real Property Lease is legal, valid, binding and enforceable against the ASO and the third-party lessor party thereto, (iii) the Real Property Lease is in full force and effect, (iv) neither ASO nor, to the knowledge of the Seller Companies, any other party to the Real Property Lease is in material breach or default thereunder, and to the knowledge of the Seller Companies, no event has occurred or circumstance exists, which, with the delivery of notice, the passage of time or both, would constitute such a breach or default, (v) ASO has not subleased, licensed or otherwise granted any Person the right to use or occupy the premises leased pursuant to the Real Property Lease, (vi) ASO has not collaterally assigned or granted any other Lien in the Real Property Leases or any interest therein, except in connection with such collateral assignments that will be released on or prior to the Closing Date, (vii) provided that the Secretary of the Air Force provides a consent to assignment of the Real Property Lease, the Contemplated Transactions will not result in a breach of or default under the Real Property Lease and, to the knowledge of ASO, will not otherwise cause the Real Property Lease to cease to be legal, valid, binding, enforceable and in full force and effect on identical terms following the Closing, (viii) neither ASO nor any prior tenant under the Real Property Lease has made any alterations, improvements or changes to the leased premises which must be removed at the end of the lease term or which the applicable landlord has the option to have removed, and (ix) to the knowledge of the Seller Companies, the landlord under the Real Property Lease is not in default under any mortgage or deed of trust filed against the leased premises. Seller Companies have made available to Buyer complete and correct copies of the Real Property Lease, including any amendments or extensions thereto.
(c) The Owned Real Property and tracts of land subject to the Real Property Lease together constitute all of the parcels and tracts of land used by the ASO Business.
(d) To the knowledge of the Seller Companies, there does not exist any actual or threatened condemnation or eminent domain proceedings that affect the Owned Real Property, the parcels of land subject to the Real Property Lease or any material part thereof.
(e) To the knowledge of the Seller Companies and except as set forth in Section 10.02(j) of the Disclosure Letter, all buildings, structures, fixtures, building systems and equipment, and all components thereof, including the roof, foundation, load-bearing walls and other structural elements thereof, heating, ventilation, air conditioning, mechanical, electrical, plumbing and other building systems, environmental control, remediation and abatement systems, sewer, storm and waste water systems, irrigation and other water distribution systems, parking facilities, fire protection, security and surveillance systems, and telecommunications, computer, wiring and cable installations, included in or on the Real Property (the “Improvements”) are in good condition and repair, subject to normal wear and tear, and sufficient for the operation of the ASO Business. There are no structural deficiencies or latent defects affecting any of the Improvements and there are no facts or conditions affecting any of the Improvements that would, individually or in the aggregate, interfere in any material respect with the use or occupancy of the Improvements or any portion thereof in the operation of the ASO Business as currently conducted thereon.
(f) To the knowledge of the Seller Companies the use and operation of the Real Property is in compliance in all material respects with all applicable zoning requirements and there are no violations, nor has any Seller Company received any notice of any violations, of any Applicable Laws, zoning
EXB-3

restrictions, regulations or ordinances affecting the Real Property. The Real Property has access to a public street, sufficient for the uses under which the Real Property is currently made, and is served by all utilities necessary and sufficient to operate the Real Property as currently operated.
(g) No insurance claims have been made in the past three (3) years with respect to the Owned Real Property and no such claims are pending.
(h) No real property tax appeals are pending with respect to the Owned Real Property.
(i) To the knowledge of the Seller Companies, there are no pending or threatened, judicial, municipal or administrative proceedings affecting any Real Property in any material respect or in which any Seller Company is or will be a party by reason of such Seller Company’s ownership, lease or operation of the Real Property or any portion thereof, including, proceedings for or involving collections, alleged building code or environmental or zoning violations, or personal injuries or property damage alleged to have occurred on any Real Property or by reason of the condition, use of, or operations on, any Real Property.
(j) To the knowledge of the Seller Companies, (i) the Seller Companies do not use the property adjacent to the Owned Real Property for the benefit of the Owned Real Property for any purpose, including, storm drainage, utility service or access to the Owned Real Property or in any way necessary for the operation or use of the Owned Real Property and (ii) storm water flowing from the Owned Real Property drains onto a location permitted by Applicable Law and pursuant to permits issued by the applicable Governmental Authority (to the extent legally required).
(k) The Owned Real Property is not in violation in any material respect of any recorded easements, restrictions, rights-of-way, covenants, conditions, judgments or other matters affecting title to the Owned Real Property.
(l) With respect to the Real Property, Seller Companies have not obtained any Tax (real or personal) incentives, abatements, reductions, concessions or similar economic development incentives from any Governmental Authority.
(m) To the knowledge of the Seller Companies, the Real Property has water supply, storm and sanitary sewage facilities, gas, electricity, fire protection, means of ingress and egress to and from public roads and required public utilities adequate to conduct the ASO Business as it is presently being conducted at the Real Property.
(n) To the knowledge of the Seller Companies, there are no ongoing and unresolved boundary or water drainage disputes with the owners of any property adjacent to the Owned Real Property.
B.09 Litigation and Regulatory Action.   There is no Proceeding pending against, or to the knowledge of the Seller Companies, threatened against or affecting, the ASO Business or any Transferred Asset before any Governmental Authority. There is no Proceeding pending against, or to the knowledge of the Seller Companies, threatened against or affecting, a Seller Company before any Governmental Authority that in any manner challenges or seeks to prevent, enjoin, alter or delay the Contemplated Transactions or if adversely determined, would reasonably be expected to impair the ability of such Seller Company to consummate the Contemplated Transactions. All claims asserted in the case captioned John Porter v. Astrotech Corporation, Cause No. D-1-GN-13-000107 and all claims asserted in the case captioned John Porter v. Thomas B. Pickens, III, Cause No. D-1-GN-13-000651 have been fully and unconditionally settled.
B.10 Material Contracts.
(a) Except as set forth in Section B.10(a) of the Disclosure Letter, for the Real Property Lease and for Government Contracts or Government Bids that are covered by Section B.19, the Seller Companies, with respect to the ASO Business, are not parties to or otherwise bound by or subject to:
(i) any Contract that provides for payment to the ASO Business for the provision of goods or the performance of services in an amount in excess of five hundred thousand dollars ($500,000) annually;
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(ii) any Contract requiring payments by the ASO Business in excess of one hundred and fifty thousand dollars ($150,000) annually;
(iii) any written employment, consulting or sales representative Contract not terminable on thirty (30) days’ notice or less without cost, or any severance agreement;
(iv) any Contracts between a Seller Company, on the one hand, and any of its Affiliates, officers or directors, on the other hand (other than any Contract covered by Section B.10(a)(iii));
(v) any Contracts for the repair, maintenance or service of any of a Seller Company’s assets where the annual service charge to such Seller Company under any such Contract exceeds one hundred thousand dollars ($100,000);
(vi) any broker, distributor, dealer, manufacturer’s representative, franchise, agency, sales promotion, marketing consulting or advertising Contracts;
(vii) any Contract in effect on the date of this Agreement relating to the disposition or acquisition other than in the ordinary course of business of the assets of, or any interest in, any business enterprise;
(viii) any Contracts that purport to limit, curtail or restrict the right of any Seller Company in any material respect (A) to engage or compete in any line of business or sell, supply, license or distribute any product or service, in each case, in any geographic area, with any Person or during any period of time (or pursuant to which a benefit or right is required to be given or would be lost as a result of so competing, engaging, selling, supplying or distributing), or (B) to solicit or hire any Person or group of Persons (other than Contracts of a Seller Company entered into in the ordinary course of business pursuant to which such Seller Company agreed not to solicit or hire the employees of a customer);
(ix) any material Contract that grants any Person other than a Seller Company any (A) “most favored nation” or similar preferred pricing rights, (B) rights of first refusal, rights of first negotiation or similar rights or that materially limits the ability of such Seller Company to own, operate, sell, transfer, pledge or otherwise dispose of any material amount of assets or businesses, (C) right to require such Seller Company to purchase all or any portion of the ASO Business’s requirements from any third party, or similar provision or (D) obligates the ASO Business to provide maintenance and/or support for more than one (1) year following the Closing Date;
(x) any Contract obligating a Seller Company to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any Person (A) that contains “earn-out” provisions or other contingent payment obligations that are payable after the date of this Agreement or (B) that contains ongoing non-competition or indemnification obligations or other ongoing material obligations of a Seller Company, in each case in respect of the ASO Business;
(xi) any material original equipment manufacturer, partnership, joint marketing, joint development or joint venture Contract; and
(xii) any Contracts that are used both by ASO Business and by the Spacetech Business Unit (or any other business units of the Seller Companies).
(b) Each Contract required to be disclosed in Section B.10(a) of the Disclosure Letter is a legal, valid and binding obligation of the applicable Seller Company enforceable against such Seller Company in accordance with its terms, and the applicable Seller Company is not in default and has not failed to perform any material obligation thereunder, and, to the knowledge of such Seller Company, there does not exist any event, condition or omission which would constitute a breach or default (whether by lapse of time or notice or both) by any other Person.
(c) Neither the Seller Companies nor any of their Subsidiaries is party to any “standstill” agreement with any third parties.
B.11 Licenses and Permits.   Set forth in Section B.11(a) of the Disclosure Letter are all material licenses, permits and similar authorizations (and an indication of the expiration date of each) held by the Seller Companies in respect of the ASO Business. The Seller Companies possess all material licenses,
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permits and similar authorizations required by Applicable Law to conduct the ASO Business in substantially the same manner as the ASO Business has heretofore been conducted. The Seller Companies (i) are and at all times have been in material compliance with all licenses, permits and other authorizations required by all Applicable Laws applicable to the Seller Companies and the ASO Business, (ii) have not received written notice of the pending or threatened revocation, suspension, lapse or limitation of any such license, permit or other authorization from any Governmental Authority, and (iii) have not received any written notice from any Governmental Authority of any violation or alleged violation of such licenses, permits or other authorizations. All material reports, filings and returns required to be filed by or on behalf of a Seller Company with any Governmental Authority have been filed and, when filed, were correct and complete in all material respects.
B.12 Finders’ Fees.   There is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of a Seller Company that might be entitled to any fee or commission from Buyer or any of its Affiliates upon consummation of the Contemplated Transactions.
B.13 Compliance with Laws.
(a) Except for violations or infringements that are not and would not reasonably be expected to be, material to the ASO Business, the operation of the ASO Business is in compliance with Applicable Law. No Seller Company or any direct or indirect Subsidiary of ASTC (i) has or have been charged with or been under investigation with respect to a material violation of any Applicable Law, (ii) has received any written or, to the knowledge of the Seller Companies, oral communication from any Governmental Authority or any other Person regarding any actual or alleged material violation of, or failure to comply in all material respects with, any Applicable Law, and no Governmental Authority has indicated that it intends to initiate a Proceeding asserting that a Seller Company is not in material compliance with any Applicable Law.
(b) No Seller Company nor any Affiliate or Representative has directly or indirectly (i) made any contribution, gift, bribe, rebate, payoff, influence payment, kickback, or other payment to any Person, private or public, in violation of any Applicable Law, whether in money, property, or services to obtain favorable treatment in securing business for such Seller Company, to obtain special concessions or for special concessions already obtained, for or in respect of such Seller Company, or (ii) established or maintained any fund or asset with respect to such Seller Company that has not been recorded in the books and records of such Seller Company.
(c) Each item set forth in Section B.13(c) of the Disclosure Letter has been certified as compliant by the applicable Governmental Authority.
B.14 Environmental Compliance.
(a) Except as reserved against or referred to in the Opening Statement, the Seller Companies and the ASO Business, are and have been in material compliance with all applicable Environmental Laws, and have obtained all material permits, licenses and other approvals, exemptions and authorizations that are required under applicable Environmental Laws (“Environmental Permits”).
(b) Section B.14(b) of the Disclosure Letter sets forth (i) a true and complete list of all Environmental Permits, all of which are valid and in full force and effect, and (ii) to the extent permitted under Applicable Law, a true and complete list of all Environmental Permits that are transferable and do not requires consent, notification, or other action to remain in full force and effect following consummation of the Contemplated Transactions.
(c) There are no facts, circumstances or conditions existing, initiated or occurring prior to the Closing Date, which have resulted or are reasonably likely to result in liability with respect to the ASO Business, the Owned Real Property or Leased Real Property under Environmental Laws or with respect to Hazardous Substances.
(d) None of the following are present at any of the Owned Real Property, or to the knowledge of Seller Companies, at the Leased Real Property: (i) underground improvements, including but not limited to treatment or storage tanks, or underground piping associated with such tanks, used currently
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or in the past for the management of Hazardous Substances; (ii) any dump or landfill or other unit for the treatment or disposal of Hazardous Substances; (iii) filled in land or wetlands; (iv) PCBs; (v) toxic mold; (vi) lead-based paint; or (vii) asbestos-containing materials.
(e) There has been no known Release of Hazardous Substances at, on, under, or from any Owned Real Property or Leased Real Property, nor was there such a known Release at any real property formerly owned, operated or leased by the Seller Companies with respect to the ASO Business during the period of such ownership, operation, or tenancy, in each case such that could reasonably be expected to result in liability for Remedial Actions with respect to such Hazardous Substances.
(f) With respect to the ASO Business, the Seller Companies have not arranged, by Contract, agreement, or otherwise, for the transportation, disposal or treatment of Hazardous Substances at any location such that the Seller Companies are or could reasonably expect to become liable for Remedial Actions of such location pursuant to Environmental Laws.
(g) The Seller Companies have furnished to the Buyer Companies copies of all environmental assessments, reports, audits and other material documents in their possession or under their control that relate to the ASO Business’s compliance with Environmental Laws or the environmental condition of the Owned Real Property and the Leased Real Property.
(h) Except for Section B.03 (Governmental Authorization), Section B.06 (Financial Statements; No Undisclosed Liabilities; Internal Controls), Section B.07 (Absence of Certain Changes), Section B.08 (Real Property), Section B.10 (Material Contracts), Section B.16 (Taxes), Section B.19 (Government Contracts and Government Bids) and Section B.23 (Sufficiency of Assets; Title), this Section B.14 sets forth the sole and exclusive representations and warranties governing matters arising under or relating to Environmental Laws, and no other representations or warranties shall be deemed to address or cover any matter arising under or relating to any Environmental Laws.
B.15 Intellectual Property.   The Intellectual Property that constitutes a Transferred Asset is all of the Intellectual Property used in the conduct of the ASO Business as heretofore conducted. No Seller Company has any outbound licenses in respect of the Transferred Assets or the conduct of the ASO Business. To the knowledge of the Seller Companies:
(a) a Seller Company owns, free and clear of all Liens other than Permitted Liens, and subject to any licenses and other rights granted by the Seller Companies prior to the Closing Date, all right, title and interest in such Intellectual Property; and
(b) the use of such Intellectual Property in connection with the operation of the ASO Business as heretofore conducted does not conflict with, infringe upon or violate the intellectual property rights of any other Persons.
B.16 Taxes.
(a) Except as would not reasonably be expected to have a Material Adverse Effect on the ASO Business, (i) all Tax Returns required to be filed by the Seller Companies with any Tax Authority in respect of the Transferred Assets or the operations of the ASO Business have been filed or will be filed in accordance with all Applicable Laws, and (ii) all Taxes owed by the Seller Companies (whether or not show on any Tax Return) in respect of the Transferred Assets or the ASO Business have been paid in full.
(b) Except as would not reasonably be expected to have a material and adverse effect on the ASO Business, there are no pending audits or investigations for any liability in respect of the ASO Business. No Seller Company has received any written notice that any (i) claims have been asserted with respect to the Transferred Assets or the operations of the ASO Business for any Taxes, (ii) proposals or deficiencies for any Taxes are being asserted, proposed or threatened with respect to the Transferred Assets or the operations of the ASO Business, or (iii) audit or investigation of any return or report of Taxes is currently underway, pending or threatened with respect to the Transferred Assets or the operations of the ASO Business.
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(c) No Seller Company has executed any waivers or extensions of any applicable statute of limitations to assess any amount of Taxes with respect to the Transferred Assets or the operations of the ASO Business. There are no outstanding requests by any Seller Company for any extension of time within which to file any Tax Return or within which to pay any amounts of Taxes shown to be due on any Tax Return with respect to the Transferred Assets or the operations of the ASO Business.
(d) To the knowledge of the Seller Companies, no Seller Company is required to file a Tax Return in any jurisdiction in which such Seller Company does not file a Tax Return. No Seller Company has not received any written notice that any claim has ever been made by a Governmental Authority in a jurisdiction in which such Seller Company does not file Tax Returns that such Seller Company is or may be subject to taxation by that jurisdiction.
(e) No Seller Company is a party to any Tax allocation, Tax sharing agreement or Tax indemnification agreement with a Person other than one of the Seller Companies or is liable for Taxes of any Person other than one of the Seller Companies under Treasury Regulations Section 1.1502-6 or any analogous provision of Applicable Law, or as a transferee or successor, by Contract, or otherwise, with respect to a liability for which the Buyer Companies will be held liable, or to which the Transferred Assets will be subject, in each case following the Closing as a result of the Contemplated Transactions.
B.17 Seller Company Employees; Labor Matters.
(a) Section B.17(a) of the Disclosure Letter sets forth a correct and complete list of all employees of the Seller Companies who work for the ASO Business as of May 23, 2014, which list sets forth for each such employee the following: (i) name; (ii) title or position; (iii) hire date or date of commencement of employment; (iv) current annual base compensation rate; (v) commission, bonus or other incentive-based compensation; (vi) a description of the fringe benefits provided to such individual; and (vii) to the extent such employee provides services to any other business of ASTC, the nature of such services and the percentage of such employee’s time devoted to the ASO Business. Except to the extent caused by the Closing Date occurring between normal paydays and except for any other employment terms providing for deferred or contingent accrual or payment of compensation, all commissions, bonuses and other compensation due and payable to employees of the Seller Companies for services performed on or prior to the Closing Date shall have been paid in full as of the Closing Date. Each employee listed in Section B.17(a) of the Disclosure Letter has entered into a confidentiality and assignment agreement, copies of which have been provided to Lockheed Martin.
(b) With respect to the ASO Business:
(i) no Seller Company is a party to, or bound by, any collective bargaining agreement, and there are no labor organizations representing, purporting to represent or, to the knowledge of the Seller Companies, attempting to represent any Seller Company employee;
(ii) there is not presently existing, and during the last two (2) years there has not been, nor, to the knowledge of the Seller Companies, is there presently threatened (A) any strike, material slowdown, picketing, labor dispute or work stoppage, or B) any material charge, grievance Proceeding or other claim against or affecting the Seller Companies relating to the alleged violation of any Applicable Law pertaining to labor relations or employment matters, including any charge or complaint filed by an employee or union with the National Labor Relations Board, the Equal Employment Opportunity Commission or any comparable Governmental Authority;
(iii) there is no lockout of any employees of the Seller Companies currently in effect and no such action is presently contemplated by the Seller Companies;
(iv) no officer or management-level employee of the Seller Companies has given written notice to the applicable Seller Company that any such employee intends to terminate or materially modify his or her employment with the Seller Company; and
(v) there is not presently existing, and during the last three (3) years there has not been, nor to the knowledge of the Seller Companies, is there presently threatened (A) any charge or complaint with the Equal Employment Opportunity Commission or equivalent state fair employment
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practices agency, the Office of Federal Contract Compliance Programs, or the Wage and Hour Division of the U.S. Department of Labor or a state equivalent, (B) an audit by the Office of Federal Contract Compliance Programs or (C) a complaint filed or ongoing litigation in state or federal court regarding an employment matter.
B.18 Employee Benefit Matters.
(a) Section B.18(a) of the Disclosure Letter lists each Employee Plan. The Seller Companies have made available to the Buyer Companies true, correct and complete copies of all documents, summary plan descriptions, insurance contracts, third party administration contracts and all other documentation created to embody each material Employee Plan, plus descriptions of any material Employee Plan that has not been reduced to writing.
(b) With respect to the ASO Business:
(i) since January 1, 2006, neither the Seller Companies nor any of its ERISA Affiliates has contributed to or had any liability to a multi-employer plan, as defined in Section 4001(a)(3) of ERISA, a multiple employer plan, as defined in Section 413(c) of the Code, or a defined benefit plan within the meaning of Section 3(35) of ERISA;
(ii) no liability has been or, to the knowledge of the Seller Companies, is expected to be incurred by any Seller Company under or pursuant to Title I or IV of ERISA or the penalty, excise tax or joint and several liability provisions of the Code or ERISA relating to any Employee Plan and, to the knowledge of the Seller Companies, no event, transaction or condition has occurred or exists with respect to any Employee Plan that could result in any liability under such provisions of the Code or ERISA to the Buyer Companies following the Closing;
(iii) no Employee Plan is subject to Section 412 of the Code;
(iv) each Employee Plan has been established and administered in all material respects in accordance with its terms and in compliance with Applicable Law;
(v) the Seller Companies have classified all individuals who perform services for them correctly under the Employee Plans, ERISA and the Code as common law employees, independent contractors or leased employees;
(vi) each Employee Plan intended to qualify under Section 401 of the Code has received a determination or opinion letter from the Internal Revenue Service that it is so qualified and nothing has occurred that would adversely affect the qualified status of any such Employee Plan;
(vii) Except as set forth in Section B.18(b) of the Disclosure Letter, the consummation of the Contemplated Transactions will not (A) entitle any individual to severance pay, unemployment compensation or other benefits or compensation, (B) accelerate the time of payment or vesting, or increase the amount of any compensation due, or in respect of, any individual, (C) result in or satisfy a condition to the payment of compensation that would, in combination with any other payment, result in an excess parachute payment as defined in Section 280G(b)(1) of the Code or (D) constitute or involve a non-exempt prohibited transaction, as defined in Section 406 of ERISA or Section 4975 of the Code, constitute or involve a breach of fiduciary responsibility, as defined in Section 502(l) of ERISA, or otherwise violate Part 4 of Subtitle B of Title I of ERISA; and
(viii) there are no actions, claims or investigations by a Governmental Authority pending or, to the knowledge of the Seller Companies, threatened, against any Employee Plan or any administrator, fiduciary or sponsor thereof with respect to the ASO Business, other than benefit claims arising in the normal course of operation of such Employee Plan.
B.19 Government Contracts and Government Bids.
(a) With respect to each Government Contract and each Government Bid that, if accepted, would result in a Government Contract to which any Seller Company is a party with respect to the ASO Business, (i) to the knowledge of the Seller Companies, during the two (2)-year period prior to the date
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of this Agreement, such Seller Company has complied in all material respects with all requirements of all Applicable Laws pertaining to such Government Contract or Government Bid; (ii) to the knowledge of such Seller Companies, all representations and certifications made by such Seller Company set forth in such Government Contract or Government Bid were complete and correct as of their effective date; (iii) neither the U.S. Government nor any prime contractor, subcontractor or other Person has notified such Seller Company in writing that such Seller Company has breached in any material respect or violated any Applicable Law pertaining to such Government Contract or Government Bid; and (iv) to the knowledge of the Seller Companies, no termination for convenience, termination for default, cure notice or show cause notice is currently in effect pertaining to such Government Contract and no U.S. Government customer or prime contractor has indicated that it may exercise any such termination right as a result of the Contemplated Transactions or otherwise.
(b) With respect to the ASO Business, to the knowledge of the Seller Companies, none of its employees, consultants or agents is (or during the last two (2) years has been) (i) debarred, suspended or excluded from participation in, or the award of, Government Contracts or doing business with any Governmental Authority, (ii) the subject of a finding of material non-compliance, non-responsibility or ineligibility for government contracting or for any reason is listed on the List of Parties Excluded from Federal Procurement and Nonprocurement Programs, or (iii) currently proposed for, or has been subject to suspension, debarment or exclusion proceedings.
(c) There are (i) no outstanding claims or requests for equitable adjustment against any Seller Company with respect to the ASO Business by any Governmental Authority or by any prime contractor, higher or lower tier subcontractor, vendor or other third party arising under or relating to any Government Contract and (ii) no outstanding material disputes with respect to the ASO Business between any Seller Company, on the one hand, and a Governmental Authority, on the other hand, under the Contract Disputes Act or between any Seller Company, on the one hand, and any prime contractor, higher or lower tier subcontractor, vendor or other third party, on the other hand, arising under or relating to any such Government Contract or Government Bid.
(d) To the knowledge of the Seller Companies, the ASO Business’s cost accounting system and the associated entries reflected in the ASO Business’s financial records with respect to Government Contracts and Government Bids is in compliance in all material respects with applicable regulations and legal requirements, and has not been determined by the U.S. Government’s Defense Contract Audit Agency to be inadequate for accumulating and billing costs under Government Contracts. To the knowledge of the Seller Companies, during the two (2)-year period prior to the date of this Agreement, there has been no finding of fraud or any claim of any material liability as a result of defective pricing, labor mischarging or improper payments on the part of the ASO Business.
B.20 Government Furnished Property or Equipment.   The Seller Companies do not possesses any personal property, equipment or fixtures loaned, bailed or otherwise furnished to such Seller Company by or on behalf of any Governmental Authority.
B.21 Security Clearances.   Section B.21 of the Disclosure Letter sets forth a true, correct and complete list of all facility security clearances held by the Seller Companies and all personnel security clearances held by the Representatives of the Seller Companies in connection with the ASO Business. The Seller Companies hold and at all relevant times held at least a “satisfactory” rating from the Defense Security Service with respect to the facility security clearances. The clearances set forth in Section B.21 of the Disclosure Letter are all of the facility and personnel security clearances necessary to conduct the ASO Businesses as currently being conducted.
B.22 Accounts Receivable.   All accounts receivable and notes receivable of the Seller Companies that constitute Transferred Assets (a) arose out of arm’s-length transactions actually made in the ordinary course of business of the Seller Companies, (b) are the valid and, to the knowledge of the Seller Companies, legally binding obligations of the parties obligated to pay such amounts (except as enforceability may be limited in the exercise of judicial discretion through the application of bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar Applicable Laws of general applicability relating to or affecting creditors’ rights), (c) to the knowledge of the Seller Companies, are not subject to any counterclaim or setoff, (d) fully reflect all returns, allowances and promotions, and (e) to the knowledge of
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the Seller Companies, are not in dispute. All of the outstanding accounts receivable deemed uncollectible have been reserved against on the Opening Statement in accordance with GAAP. The Seller Companies have not canceled, or agreed to cancel, in whole or in part, any accounts receivable reflected on or created since the Opening Statement. Section B.22 of the Disclosure Letter contains an aged schedule of accounts receivable of the Seller Companies applicable to the ASO Business as of the date that is no later than five (5) Business Days prior to Closing.
B.23 Sufficiency of Assets; Title.
(a) The Transferred Assets constitute all of the assets used in the conduct of the ASO Business and are sufficient for the conduct of the ASO Business as presently conducted and are in good condition and sufficient for their intended purpose, subject to normal wear and tear. Without limiting the generality of the foregoing, there are no assets that are used by any other business of ASTC (other than the ASO Business) and held in any entity other than the Seller Companies which are also used or held for use in or necessary for the conduct of the ASO Business.
(b) The Seller Companies have good, valid and marketable title to, or, in the case of Leased Real Property, valid leasehold interests in, all of the Transferred Assets, free and clear of any Liens other than Permitted Liens.
B.24 Indebtedness.   Section B.24 of the Disclosure Letter sets forth the amount of any such outstanding Indebtedness as of the date hereof and the party to whom such Indebtedness is owed.
B.25 Customers and Suppliers; Backlog.
(a) No Seller Company has received written notice of any termination, cancellation or material change of terms (or substantial reduction of use or supply of product or service) by any material supplier or customer relating to its business relationship with such Seller Company. To the knowledge of the Seller Companies, no such termination, cancellation or modification has been threatened by any such supplier or customer, except in each case where such termination, cancellation or modification would not materially and adversely affect the ASO Business.
(b) Section B.25(b) of the Disclosure Letter sets forth, with respect to each Contract of the ASO Business (including each Government Contract) that constitutes a Transferred Asset having unfilled backlog, as of May 23, 2014, the reasonable good faith estimate by management of the ASO Business of the dollar amount of the backlog of the ASO Business thereunder (calculated consist with past practice), the name of the customer, a brief description of the products and services to be provided, the period of performance for the base period and any options properly exercised and any dollar amounts included which are unfunded by any Governmental Authority or any customer in respect of undelivered orders.
B.26 Related Party Transactions.   Section B.26 of the Disclosure Letter describes each business relationship (excluding employee compensation and benefits paid or provided in the ordinary course of business and other ordinary incidents of employment), including any amounts owed by either party existing on the date of this Agreement between a Seller Company, on the one hand, and any Affiliate of such Seller Company, or any director or employee of such Seller Company or any director or employee of such Affiliate of such Seller Company, on the other hand that relate to any Transferred Asset or the ASO Business.
B.27 Powers of Attorney.   There are no outstanding powers of attorney executed on behalf of the Seller Companies in respect of the ASO Business or Transferred Assets.
B.28 Exports.   With respect to the ASO Business:
(a) each Seller Company and its Representatives has been for the past five (5) years and is currently in compliance with all applicable International Trade Laws and Regulations, and there are no Proceedings pending, reasonably expected or, to the knowledge of the Seller Companies, threatened between a Seller Company and any Governmental Authority under any of the applicable International Trade Laws and Regulations;
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(b) each Seller Company has prepared and timely applied for all import and export licenses required in accordance with all applicable International Trade Laws and Regulations and has had and has all necessary authority under the International Trade Laws and Regulations to conduct its business as presently conducted in all material respects including (i) necessary permits for any export transactions, (ii) necessary permits and clearances for the disclosure of information to “Foreign Persons” as such term is defined in Section 120.16 of the ITAR and (iii) necessary registrations with any Governmental Authority having authority to implement applicable International Trade Laws and Regulations;
(c) each Seller Company has made available to Buyer true, correct and complete copies of all issued and pending import and export licenses, and all other documentation necessary to evidence compliance with, all applicable International Trade Laws and Regulations, if any;
(d) the Seller Companies have not maintained and do not currently maintain employees, brokers, distributors, resellers, agents, consultants, sales or marketing representatives or assets of any kind in any jurisdiction outside of the U.S.;
(e) the Seller Companies have not (i) engaged, directly or indirectly, in any sales transaction in any jurisdiction outside of the United States or (ii) paid any sales commission or other compensation to any Representative with respect to any sales transaction or marketing campaign in any jurisdiction outside the United States;
(f) each Seller Company has been and is currently in compliance with all Applicable Laws relating to export control and trade embargoes, and the Seller Companies have not, directly or indirectly, exported, re-exported, sold or otherwise transferred (including transfers to “Foreign Persons,” as such term is defined in Section 120.16 of the ITAR, located in the United States) any goods, software, technology or services in violation of applicable International Trade Laws and Regulations;
(g) unless authorized in writing by the U.S. government, the Seller Companies have not engaged in any transactions, or otherwise dealt with any Person with whom United States Persons are prohibited from dealing under applicable International Trade Laws and Regulations, including Proscribed Countries, countries subject to economic sanctions maintained by the U.S. Department of Treasury Office of Foreign Assets Control (“OFAC”), any Person designated by OFAC on the list of Specially Designated Nationals and Blocked Persons (or entities directly owned or controlled by or acting for or on behalf of a Specially Designated National), any Person designated by the U.S. Commerce Department’s Bureau of Industry and Security on the Denied Persons List, Unverified List or Entity List, any Person designated by the U.S. Department of State’s Directorate of Defense Trade Controls on the List of Statutorily Debarred Parties or any instrumentality, agent, entity or individual that, to the knowledge of the Seller Companies, is acting on behalf of, or directly or indirectly owned or controlled by, any of the countries or Persons described above;
(h) the Seller Companies have not participated directly or indirectly in any boycotts or other practices in violation of the Export Administration Regulations (15 C.F.R. part 760) or penalized under Section 999 of the Code; and
(i) to the extent required by Applicable Law in connection with the conduct of the ASO Business, the Seller Companies have been and are registered with the Directorate of Defense Trade Controls, U.S. Department of State as an entity that engages in the U.S. in the business of either manufacturing or exporting “defense articles” or furnishing “defense services,” as those terms are defined in the ITAR, and the Seller Companies have not manufactured “defense articles,” exported “defense articles” or furnished “defense services” or “technical data” to foreign nationals in the U.S. or abroad, as those terms are defined in 22 C.F.R. part 120, except pursuant to a valid license or other valid legal authorization and otherwise in accordance with Applicable Law.
B.29 Ethical Practices; FCPA.   The Seller Companies have not offered or given, and none of its Representatives, nor any joint venture partner, teammate or agent of such Seller Company, or any other Person acting on behalf of any of the foregoing, has offered or given on such Seller Company’s behalf, anything of value, including facilitating or “grease” payments, to: (a) any official or employee of a Governmental Authority, any political party or official thereof, any candidate for political office or other
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Person; or (b) any Person while knowing or being aware of a high probability that all or a portion of such money or thing of value may be offered, given or promised, directly or indirectly, to any official or employee of a Governmental Authority, political party or official thereof, candidate for political office or other Person: (i) for the purpose of influencing any action or decision of such Person, in his, her or its official capacity, including a decision to fail to perform his, her or its official function; (ii) for the purpose of inducing such Person to use his, her or its influence with any government or instrumentality thereof to affect or influence any act or decision of such government or instrumentality; (iii) for the purpose of securing any improper advantage; in the case of each of clauses (i), (ii) and (iii), in order to assist such Seller Company in obtaining or retaining business for or with, or directing business to, any Person; or (iv) where such payment would constitute a bribe, kickback or illegal or improper payment. Neither the Seller Companies nor any of their Representatives (in a manner for which the respective Seller Company could be held responsible) has violated or is in violation of any provision of the FCPA, or any Applicable Law of similar effect.
B.30 Privacy and Security.
(a) To the extent the Seller Companies engage in Activities Involving Personal Information in connection with the ASO Business, such Activities Involving Personal Information comply in all material respects with, and do not violate in a material respect, (i) any Contract to which a Seller Company is party in connection with the ASO Business, (ii) applicable Information Privacy and Security Laws and (iii) the consents and authorizations that apply to such Activities Involving Personal Information. The Seller Companies have all material authority, consents and authorizations to receive, use and disclose the Personal Information in their possession or under their control in connection with the operation of the ASO Business. The Seller Companies have posted, in accordance with Information Privacy and Security Laws, privacy policies governing their use of Personal Information on its websites and any mobile applications made available by the Seller Companies and have complied at all times with such privacy policies and all former published privacy policies.
(b) There has been no data security breach of any computer systems or networks of the Seller Companies in connection with the ASO Business, and there has been no unauthorized use or disclosure of any Personal Information in the possession, control or maintenance of the Seller Companies, including any unauthorized use or disclosure of Personal Information that would constitute a breach for which notification to individuals and/or Governmental Authorities is required under any applicable Information Privacy and Security Laws.
(c) Each Seller Company has entered into a business associate agreement as required by and in accordance with the Health Insurance Portability and Accountability Act of 1996, in each case in which the Seller Company (i) is acting as a “Business Associate” (as defined in 45 C.F.R. § 160.103) or (ii) provides access to “Protected Health Information” (as defined in 45 C.F.R. § 160.103) to a third party, in each case as required by, and in conformity with, applicable Information Privacy and Security Laws and the terms of its Contracts.
(d) No Seller Company (i) is under investigation by any Governmental Authority for a violation of any Information Privacy and Security Laws, (ii) has received any notices or audit requests from any Governmental Authority relating to any such violations or (iii) has acted in a manner that would trigger a notification or reporting requirement under any Contract or any Information Privacy and Security Laws related to the collection, use, disclosure or security of Personal Information.
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EXHIBIT C
REPRESENTATIONS AND WARRANTIES OF THE BUYER COMPANIES
The Buyer Companies, jointly and severally, hereby represent and warrant to the Seller Companies that:
C.01 Corporate Existence and Power.    Lockheed Martin is a corporation duly incorporated, and Buyer is a limited liability company duly organized, and, in each case, validly existing and in good standing under the laws of the states or jurisdiction of its incorporation or organization and has all corporate power and authority required to carry on its business as now conducted. Each Buyer Company is or will be as of the Closing Date duly qualified to do business as a foreign corporation or limited liability company, respectively, in each jurisdiction where the character of the property owned or leased by it or the nature of its activities (after giving effect to the Contemplated Transactions) make such qualification necessary to carry on its business (after giving effect to the Contemplated Transactions), except where the failure to be so qualified has not had, and would not reasonably be expected to have, a Material Adverse Effect on such Buyer Company.
C.02 Corporate Authorization.    The execution, delivery and performance by each Buyer Company of each of the Transaction Documents to which it is a party and the consummation by each Buyer Company of the Contemplated Transactions are within its corporate or limited liability company powers and have been duly authorized by all necessary corporate or limited liability company action on its part. No shareholder vote of any Buyer Company is required in connection with, and the sole member of Buyer and an authorized officer of Lockheed Martin, respectively, have, approved the Contemplated Transactions. Each of the Transaction Documents to which any Buyer Company is a party constitutes or will constitute at Closing a legal, valid and binding agreement of the applicable Buyer Company, enforceable against it in accordance with its terms except (a) as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally, including the effect of statutory and other laws regarding fraudulent conveyances and preferential transfers, and (b) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the limitations imposed by general equitable principles regardless of whether such enforceability is considered in a Proceeding at law or in equity.
C.03 Governmental Authorization.    The execution, delivery and performance by each Buyer Company of the Transaction Documents to which it is a party require no action by or in respect of, or consent or approval of, or filing with, any Governmental Authority other than: (a) compliance with any applicable requirements and filings with the Defense Security Service of the U.S. Department of Defense under the National Industrial Security Program Operating Manual; (b) compliance with any applicable requirements and filings under the ITAR; (c) compliance with the applicable requirements, if any, of the Securities Act of 1933 and the Exchange Act; (d) compliance with the rules and regulations of the New York Stock Exchange; and (e) the provision of a notification of the Contemplated Transactions to the Federal Trade Commission and the General Counsel of the Department of Defense at least 30 days prior to the Closing.
C.04 Non-Contravention.    The execution, delivery and performance of the Transaction Documents by the Buyer Companies do not and will not (a)(i) contravene or conflict with the certificate of incorporation or formation, charter or bylaws, operating agreement or other constituent documents of any Buyer Company, (ii) assuming compliance with the matters referred to in Section C.02, contravene or conflict with, or constitute a violation of, any provisions of any Applicable Law binding upon or applicable to any Buyer Company, or (iii) assuming compliance with the matters referred to in Section C.02, constitute a default under, or give rise to any right of termination, cancellation or acceleration of, or to a loss of any benefit to which any Buyer Company is entitled under any provision of any Contract binding upon a Buyer Company or any license, franchise, permit or other similar authorizations held by any Buyer Company, except, in the case of clauses (ii) and (iii), for any such contravention, conflict, violation, default, termination, cancellation, acceleration or loss that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on the Buyer Companies or which would not, individually or in the aggregate, reasonably be expected to impair any Buyer Company’s ability to consummate the Contemplated Transactions or (b) result in the creation of any Lien upon any of the properties or assets of any Buyer Company.
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C.05 Litigation.    There is no Proceeding pending against, or to the knowledge of the Buyer Companies, threatened against or affecting, a Buyer Company before any Governmental Authority that in any manner challenges or seeks to prevent, enjoin, alter or delay the Contemplated Transactions or if adversely determined, would reasonably be expected to impair the ability of such Buyer Company to consummate the Contemplated Transactions.
C.06 No Vote/Approval Required.    No vote or approval of any holders of any equity interest of any Buyer Company is necessary to approve this Agreement or the Contemplated Transactions.
C.07 Information in the Proxy Statement.    None of the information supplied by the Buyer Companies specifically for inclusion in the Proxy Statement or any other document used by ASTC to make any solicitation in connection with the Contemplated Transactions will, at the time it is provided by the Buyer Companies, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.
C.08 Finder’s Fees.    There is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of a Buyer Company or any of its Affiliates that might be entitled to any fee or commission from a Seller Company or any of its Affiliates upon consummation of the Contemplated Transactions.
C.09 Financing.    The Buyer Companies have (and at the Closing will have) on deposit all of the funds available as and when needed to enable consummation of the Contemplated Transactions on the terms and conditions set forth in the Transaction Documents
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EXHIBIT D
EMPLOYEE AND EMPLOYEE BENEFIT MATTERS
D.01 General.    Buyer shall offer employment as of the Closing Date to the employees of Seller Companies listed In Section D.01 of the Disclosure Letter (as such section of the Disclosure Letter is updated in accordance with the last sentence of this Section D.01), which shall identify each ASO Employee and each Inactive Employee, including employees on vacation and approved leave of absence who are actively employed by a Seller Company in connection with the ASO Business as of the Closing Date (each, an “ASO Employee”). In addition, with respect to any Seller Company employee who is not actively employed in connection with the ASO Business prior the Closing Date due to an approved leave of absence (including long-term disability leave) or who has any right immediately prior to the Closing Date under Applicable Law, plan, policy, contractual arrangement, or otherwise to employment, reemployment, reinstatement, or reactivation by Seller Companies and who was employed by Seller Companies in connection with the ASO Business prior to his or her commencement of leave or termination of employment (each, an “Inactive Employee”), Buyer shall offer employment to each such Inactive Employee on the date such leave ends or the date such Inactive Employee becomes eligible for reemployment, reactivation, or reinstatement. Any ASO Employee or Inactive Employee who accepts Buyer’s offer of employment as described above is referred to in this Agreement as a “Transferred Employee.” Any Inactive Employee who, immediately prior to the Closing Date, either (a) is currently receiving long-term disability benefits under a long-term disability plan of a Seller Company (a “Seller LTD Plan”) or (b) has been approved for receipt of long-term disability benefits under a Seller LTD Plan, and any individual who, but for the receipt of long-term disability benefits, would be a Seller Company employee (each, an “LTD Recipient”) shall be treated as a Transferred Employee if and when such LTD Recipient recovers from his or her disabling condition and returns to active service with Buyer or its Affiliates. Nothing herein shall require Buyer or any Affiliate to reemploy an LTD Recipient, or shall require the Seller Companies to continue to employ a Person meeting the criteria set forth in the preceding sentence, except to the extent such Person has a right to reemployment or reactivation under Applicable Law. No later than five (5) Business Days prior to Closing, the Seller Companies shall deliver to Buyer (y) an updated Section D.01 to the Disclosure Letter setting forth (A) the current active employees of the ASO Business as of such date, including any employees hired by Seller Companies in connection with the ASO Business between the date of this Agreement and the date on which such updated Section D.01 to the Disclosure Letter is delivered to Buyer, and (B) Inactive Employees, and (z) with respect to each such employee of Seller Companies named on the list delivered under subclause (y), such employee’s accrued but unused vacation as of such date.
D.02 Transition Period.    Buyer or its Affiliates shall maintain, for the period commencing at Closing through the first anniversary of the Closing Date (the “Transition Period”), base salary and annual cash bonus opportunities that are at least equal to the base salary and annual cash bonus opportunities provided to each Transferred Employee; provided that such Transferred Employee remains in a position within the ASO Business comparable to that he or she held immediately prior to the Closing Date without regard to changes in titles to conform to Buyer’s structure.
D.03 Benefit Plans.    Except as otherwise provided in Section D.05 and Section D.07 below, Buyer and the Seller Companies further agree that during the Transition Period, Buyer or one of its Affiliates shall, in Buyer’s sole discretion, (a) permit Transferred Employees to participate in employee benefit plans, programs, arrangements and compensation policies and practices (other than the aforementioned base salary and annual cash bonus opportunities and excluding any plan or program providing equity-based compensation, stock options, change in control incentive compensation or non-qualified deferred compensation) maintained by Buyer from time to time that are available to similarly situated employees of Buyer who are hired after the Closing Date, (b) permit Transferred Employees to continue to participate in employee benefit plans, programs, arrangements and compensation policies and practices (other than the aforementioned base salary and annual cash bonus opportunities and excluding any plan or program providing equity-based compensation, stock options, change in control incentive compensation or non-qualified deferred compensation) that are substantially similar to the Employee Plans on the Closing Date or (c) arrange for Transferred Employees to participate in a combination of plans under a combination of clauses (a) and (b); provided that no Transferred Employee shall participate in a defined benefit plan sponsored by Buyer unless required under the terms of a collective bargaining agreement.
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Nothing in this Agreement shall require Buyer or any of its Affiliates to continue to employ any particular Transferred Employee following the Closing Date, or shall be construed to prohibit Buyer or the Selling Companies from amending or terminating any of their respective employee benefit plans, programs, arrangements or compensation policies or practices following the Closing. Nothing in this Agreement shall require Buyer to permit Transferred Employees to participate in any plan that is frozen to new hires as of the Closing Date.
D.04 Service Credit.    Buyer shall provide each Transferred Employee with credit for all years of service such Transferred Employee provided to the Seller Companies prior to the Closing Date under any compensation and benefit plans, programs and policies maintained by Buyer that may become applicable to such Transferred Employee after the Closing Date for the purposes of eligibility, vesting, and contributions to a defined contribution plan, subject to offsets for previously accrued benefits and to avoid the duplication of benefits.
D.05 Savings Plan.    As soon as practicable after the Closing, Buyer or one of its Affiliates shall establish one (1) or, at Buyer’s option, more than one (1) individual account plan for the benefit of the Transferred Employees or otherwise make immediate participation in such a plan available to such Transferred Employees (the “Successor Savings Plan” or, if there is more than one (1) plan, each, a “Successor Savings Plan”). Such Successor Savings Plan, or each such Successor Savings Plan, shall be designed and administered to satisfy the qualification requirements under Section 401(a) of the Code and to provide for elective deferrals (as such deferrals are described in Section 402(g)(3)(A) of the Code) by participants under Section 401(k) of the Code and for matching contributions (as described in Section 401(m)(4)(A)(ii) of the Code) by Buyer with respect to such elective deferrals, and Buyer shall provide to ASTC evidence reasonably satisfactory to ASTC that the Successor Savings Plan, or each such Successor Savings Plan, satisfies at least in form such qualification requirements before ASTC authorizes any direct rollovers to a Successor Savings Plan from ASTC’s savings plan (the “Seller Savings Plan”). The terms of the Successor Savings Plan, or each such Successor Savings Plan, shall provide that the Transferred Employees, to the extent they are eligible to participate, shall have the right to make direct rollovers to such plan of their accounts in the Seller Savings Plan, and any notes evidencing loans made to such Transferred Employees and, further, shall provide during the Transition Period for elective deferrals by participants and matching contributions by Buyer at rates which are no less favorable than the rates in effect under the Seller Savings Plan immediately prior to the Closing Date with respect to the Transferred Employees who participated in each such plan (subject to Applicable Law). However, if Buyer reasonably determines that a direct rollover from the Seller Savings Plan to a Successor Savings Plan is impermissible under Section 401(k) of the Code, Buyer may cause the Successor Savings Plan, or each such Successor Savings Plan, to accept a transfer of assets and liabilities with respect to the Transferred Employees from the Seller Savings Plan at such time and in such form as determined by Buyer. Finally, if any Transferred Employee has a loan that remains outstanding under the Seller Savings Plan after the Closing Date, Buyer and Seller Companies shall cooperate to make payroll deductions available to such Transferred Employee so that he or she can continue to repay such loan under the Seller Savings Plan through payroll deductions until such loan is paid in full, such loan is no longer held under the Seller Savings Plan or such Transferred Employee is no longer employed by any Buyer Company, whichever comes first, and Buyer shall cause the prompt transfer of such payroll deductions to ASTC for transmittal to the Seller Saving Plan in accordance with such procedures as agreed upon by ASTC and Buyer.
D.06 Accrued Vacation.    With respect to any accrued but unused vacation time that any Transferred Employee is eligible to take pursuant to the vacation policy maintained by Seller Companies applicable to such Transferred Employee immediately prior to the Closing Date, Buyer shall allow such Transferred Employee to use such accrued and unused vacation time during that individual’s employment with Buyer and if such employment is terminated after the Closing Date prior to a Transferred Employee’s use of all such accrued and unused vacation time, Buyer shall provide such individual employee with equivalent compensation in lieu of such vacation time. Notwithstanding the foregoing, to the extent that such vacation time for any Transferred Employee exceeds the capped amounts permitted under Lockheed Martin’s standard policies, Lockheed Martin may elect to compensate such Transferred Employee by payment in lieu of compensated vacation time for the full amount of such excess or to require that such Transferred Employee use such excess within a reasonable period of time after the Closing Date. For the avoidance of doubt, none of the Buyer Companies shall pay, or be obligated to pay, any amounts with respect to the
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accrued but unused vacation time of any Transferred Employee to the extent such amount has been accrued in the Final Net Working Capital Amount and the applicable employee has elected to use such accrued and unused vacation time during that individual’s employment with Buyer.
D.07 Continuation of Benefits; Health and Welfare Plans; Other.
(a) Buyer shall take all action necessary and appropriate to ensure that, as soon as practicable after the Closing Date, Buyer or one of its Affiliates maintains or adopts, as of the Closing Date, medical, vision, dental, flexible spending account, accident, life, short-term disability, long-term disability and such other employee welfare benefit plans as it deems appropriate for the Transferred Employees (the “Buyer Welfare Plans”). Transferred Employees shall receive credit under the Buyer Welfare Plans for co-payments and payments under a deductible limit made by them and for out-of-pocket maximums applicable to them during the plan year of ASTC’s medical, vision, dental, life, accident or disability plans or similar arrangements (whether or not insured) maintained for the benefit of employees in the Business and their dependents and other beneficiaries under each such plan or similar arrangement (the “Seller Welfare Plans”) in accordance with the corresponding Seller Welfare Plans. As soon as practicable after the Closing Date, ASTC shall deliver to Buyer a list of the Transferred Employees who had credited service or an account balance under a Seller Welfare Plan, together with each such Transferred Employee’s service, co-payment amounts, deductible and out-of-pocket limits, or account balances under such plan. After adopting the Buyer Welfare Plans, Buyer shall have the ability to amend or terminate those plans in accordance with Section D.03. This Agreement does not impose any requirement on Buyer to provide post-retirement medical or other post-retirement welfare plan coverage to any Transferred Employee, except to the extent required under the group health plan continuation coverage provisions of Section 4980B of the Code and the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended.
(b) With respect to any ASO Employee (and any dependent or beneficiary of an ASO Employee), Seller Companies shall (i) retain all liabilities and obligations arising under Seller Welfare Plans to the extent that such liabilities or obligations relate to claims incurred on or prior to the Closing Date, and (ii) retain any liabilities or obligations arising under any worker’s compensation laws to the extent such liabilities or obligations relate to claims incurred prior to or on the Closing Date and have not been paid before the Closing Date. Buyer shall assume all of the liabilities and obligations of Seller Companies under Seller Welfare Plans or worker’s compensation laws with respect to any such ASO Employee (and any dependent or beneficiary of any such ASO Employee) to the extent that such liabilities and obligations relate to claims incurred after the Closing Date. Seller Companies, Buyer, their respective Affiliates, and the Seller Welfare Plans and the Buyer Welfare Plans shall assist and cooperate with each other in the disposition of claims incurred under the Seller Welfare Plans, and in providing each other with any records, documents, or other information within its control or to which it has access that is reasonably requested by any other as necessary or appropriate to the disposition, settlement, or defense of such claims. For purposes of this paragraph (b), a claim shall be deemed to be incurred when the service giving rise to the claim is provided or, with respect to claims under worker’s compensation laws, when the incident giving rise to the expense occurs.
D.08 Insurance Policies.    The Seller Companies shall maintain in force until their expiration on June 30, 2014 the following insurance policies: (a) directors and officers’ liability; (b) excess directors and officers liability; (c) non-indemnifiable loss directors and officers liability; and (d) employment practices liability. Buyer reserves the right to require the Seller Companies to extend and renew such insurance policies after such date if necessary.
D.09 No Third Party Beneficiaries.    No provision of this Exhibit D or any other provision in the Transaction Documents shall create any third party beneficiary or other rights in any employee or former employee (including any beneficiary or dependent thereof) of Seller Companies or of any of its Affiliates in respect of continued employment (or resumption of employment) with Seller Companies or Buyer Companies or any of their Affiliates, and no provision of this Exhibit D shall create any such rights in any such individuals in respect of any benefits that may be provided, directly or indirectly, under any Employee Plan or any employee benefit plan, program, arrangement or compensation policies or practices which may be established by Buyer or any of its Affiliates.
EXD-3

D.10 WARN and any Corresponding State Laws. Buyer shall make any filings and shall deliver any notices required in connection with the transactions contemplated herein under the Worker Adjustment Retraining and Notification Act, 29 U.S.C. §2101, et seq. (“WARN”) or any similar state or local law so that the Seller Companies shall have no liability under WARN or any similar state or local law as a result of the transactions contemplated hereby. Buyer shall be solely responsible for and agrees to indemnify, hold harmless and, at the option of the Seller Companies, to defend the Seller Companies from and against any liability, obligation or cost under WARN or any similar state or local law, to any employee of the Seller Companies who is found to have suffered an “employment loss” under WARN following Closing, and any and all other liabilities, obligations and costs, including attorneys’ fees, arising out of or resulting from any such employment loss or Buyer’s failure to employ such employees, serve sufficient notice, or provide pay in lieu of notice pursuant to WARN or any similar state or local law.
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ATTACHMENT I
FORM OF BILL OF SALE, ASSIGNMENT AND ASSUMPTION AGREEMENT
This Bill of Sale, Assignment and Assumption Agreement (this “Agreement”) is made as of the        day of                , 2014, by and between Astrotech Corporation, a Washington corporation (“ASTC”), its wholly-owned subsidiary Astrotech Space Operations, Inc., a Delaware corporation (“ASO”) and ASO’s wholly-owned subsidiary Astrotech Florida Holdings, Inc., a Florida corporation (together with ASTC and ASO, “Transferors”), on the one hand, and Elroy Acquisition Company, LLC, a Delaware limited liability company (“Transferee”), on the other hand.
W I T N E S S E T H:
WHEREAS, Transferors and Transferee (together with Lockheed Martin Corporation, a Maryland corporation (“Lockheed Martin”)) are parties to an Asset Purchase Agreement dated as of May 28, 2014 (the “Asset Purchase Agreement”), pursuant to which, among other things, Transferors have agreed to transfer, sell, convey, assign and deliver to Transferee all of the assets held, owned or used by Transferors to conduct the ASO Business (as defined in the Asset Purchase Agreement) and to assign certain liabilities associated with the ASO Business to Transferee, and Transferee has agreed to receive such assets and to assume such liabilities; and
WHEREAS, Transferors and Transferee desire to enter into this Agreement simultaneously with the Closing to effect certain transactions referred to in and contemplated by the Asset Purchase Agreement;
NOW THEREFORE, in consideration of the foregoing and of the representations, warranties, covenants and agreements of the parties contained herein, payment by Transferee of the Purchase Price and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
ARTICLE I
DEFINITIONS
Section 1.01 Definitions.    Capitalized terms used in this Agreement but not defined herein shall have the meanings given to them in the Asset Purchase Agreement.
ARTICLE II
TRANSFERRED ASSETS
Section 2.01 Transfer of Assets.    Effective at the Closing, upon the terms and subject to the conditions set forth in this Agreement and the Asset Purchase Agreement, Transferors hereby sell, transfer, convey, assign and deliver to Transferee, and Transferee hereby receives, acquires and accepts from Transferors, all of Transferors’ right, title and interest in, to and under the Transferred Assets. Effective at the Closing, upon the terms and subject to the conditions set forth in this Agreement and the Asset Purchase Agreement, Transferee hereby accepts all risk of loss with respect to the Transferred Assets.
Section 2.02 Assignment of Contracts and Rights.    Notwithstanding the provisions of Section 2.01, the transactions contemplated by this Agreement are subject to and limited by the provisions of Section 2.06 of the Asset Purchase Agreement.
ARTICLE III
ASSUMED LIABILITIES
Section 3.01 Assumption of Liabilities.    Effective at the Closing, upon the terms and subject to the conditions of this Agreement and the Asset Purchase Agreement, Transferee hereby assumes and agrees to perform, pay, satisfy and discharge in accordance with their terms, only the Assumed Liabilities.

ARTICLE IV
MISCELLANEOUS
Section 4.01 Successors and Assigns.    The provisions of this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns; provided that no party may assign, delegate or otherwise transfer, directly or indirectly, in whole or in part, any of its rights or obligations under this Agreement without the prior written consent of the other party except that Transferee may transfer its rights and obligations under this Agreement to another Subsidiary of Lockheed Martin.
Section 4.02 Entire Agreement.    This Agreement, together with the other Transaction Documents and any other agreements contemplated hereby or thereby (including the Confidentiality Agreement) constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, both written and oral, among the parties with respect to the subject matter hereof.
Section 4.03 Conflicts with Asset Purchase Agreement.    This Agreement shall be subject in all respects to the Asset Purchase Agreement and shall be construed so as to carry out the intentions of the parties thereto as expressed in the Asset Purchase Agreement. In the event of a conflict between the terms and conditions of this Agreement and the terms and conditions of the Asset Purchase Agreement, the terms and conditions of the Asset Purchase Agreement shall govern. The parties hereto acknowledge and agree that this Agreement (for the avoidance of doubt) shall be considered a Transaction Document under the Asset Purchase Agreement.
Section 4.04 Governing Law.    This Agreement shall be construed in accordance with and governed by the law of the State of Delaware (without regard to the choice of law provisions thereof).
Section 4.05 Jurisdiction.    Any Proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the Contemplated Transactions shall be brought in the U.S. District Court for the District of Delaware (or, if subject matter jurisdiction is unavailable, in the state courts of the State of Delaware), and each of the parties hereby consents to the exclusive jurisdiction of such court (and of the appropriate appellate courts) in any such Proceeding and waives any objection to venue laid therein. Process in any such Proceeding may be served on any party anywhere in the world, whether within or without the State of Delaware. Without limiting the foregoing, the Transferors and the Transferee agree that service of process upon such party at the address referred to in Section 13.01 of the Asset Purchase Agreement, together with written notice of such service to such party, shall be deemed effective service of process upon such party. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING (INCLUDING ANY COUNTERCLAIM) ARISING OUT OF OR BASED UPON THIS AGREEMENT.
Section 4.06 Counterparts; Effectiveness.    This Agreement may be signed in any number of counterparts (including by facsimile or PDF), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall not become effective until and unless (a) the Asset Purchase Agreement is executed and delivered by all parties thereto, and (b) each party hereto has received a counterpart hereof signed by the other parties hereto.
Section 4.07 Severability.    Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. The application of such invalid or unenforceable provision to Persons or circumstances other than those as to which it is held invalid or unenforceable shall be valid and be enforced to the fullest extent permitted by law. To the extent any provision of this Agreement is determined to be prohibited or unenforceable in any jurisdiction, Transferors and Transferee agree that this Agreement should be read, insofar as practicable, to implement the purposes and intent of the prohibited or unenforceable provision.
Section 4.08 Captions.    The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

Section 4.09 Third Party Beneficiaries.    Lockheed Martin is an intended third party beneficiary of this Agreement and shall have all rights to enforce this Agreement as if a party hereto. Except as expressly provided herein, nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any Person other than the parties, and their successors or permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, or result in such Person being deemed a third party beneficiary of this Agreement.
[Signature page follows]

IN WITNESS WHEREOF, the parties caused this Agreement to be duly executed by their respective authorized representatives on the day and year first above written.
ASTROTECH CORPORATION

By:
Name:
Title:

ASTROTECH SPACE OPERATIONS, INC.

By:
Name:
Title:

ASTROTECH FLORIDA HOLDINGS, INC.

By:
Name:
Title:

ELROY ACQUISITION COMPANY, LLC

By:
Name:
Title:

[Signature page to Bill of Sale, Assignment and Assumption Agreement]

ATTACHMENT II
FORM OF WARRANTY DEED
STATE OF FLORIDA
COUNTY OF BREVARD
This Warranty Deed is made as of the        day of                , 2014, by and between Astrotech Florida Holdings, Inc., a Florida corporation (“Grantor”), and Elroy Acquisition Company, LLC (“Grantee”). The terms Grantor and Grantee shall be used as neuter singular designation of the parties hereto, their personal representatives, heirs, successors and assigns.
W I T N E S S E T H:
That the Grantor, for                          ($            ) and other valuable consideration paid by Grantee, the receipt of which is hereby acknowledged, has and by these presents does grant, bargain, sell and convey unto the Grantee in fee simple, all that certain lot or parcel of land situated in Brevard County, Florida, and more particularly described as follows:
For legal description, see Exhibit A attached hereto and made a part hereof.
TO HAVE AND TO HOLD the aforesaid lot or parcel of land and all privileges and appurtenances thereto belonging to the Grantee in fee simple, subject to the reservations, exceptions and limitations contained herein.
And the Grantor covenants with the Grantee, that Grantor is seized of the premises in fee simple, has the right to convey the same in fee simple, that title is marketable and free and clear of all encumbrances, and that Grantor will warrant and defend the title against the lawful claims of all persons whomsoever except for the exceptions hereinafter stated.
Title to the property hereinabove described is conveyed subject to the following exceptions:
See Schedule A attached hereto and made a part hereof.
[Signature page follows]

IN WITNESS WHEREOF, Grantor has hereunto set its hand and seal.

ASTROTECH FLORIDA HOLDINGS, INC.
Witness
Name:	By:
Name:
Title:

Witness
Name:

After recording return to:
[_________________]
[_________________]
[_________________]
STATE OF FLORIDA
COUNTY OF BREVARD
I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State and County aforesaid to take acknowledgements, personally appeared                                well known to me to be the                                of the corporation in whose name the foregoing instrument was executed, and that they severally acknowledged executing the same for such corporation, and that the seal affixed thereto is the true corporate seal of said corporation, and that I relied upon the following form of identification of the above named person                                and that an oath (was)(was not) taken.
WITNESS my hand and official seal in the County and State last aforesaid this              day of                               , 2014.

Notary Public

My Commission Expires:

[Signature Page to Warranty Deed]

EXHIBIT A
Legal Description of Real Property
PARCEL 1:
A Parcel of land lying in Section 33, Township 22 South, Range 35 East, and in Sections 3 and 4, Township 23 South, Range 35 East, Brevard County, Florida, being more particularly described as follows: Begin at the Southeast corner of Lot 7, Block 3 of NORTH BREVARD INDUSTRIAL PARK, as recorded in Plat Book 23, page 96, of the Public Records of Brevard County, Florida and run North 58 degrees 57’12” West, along the South line of said Lot 7, Block 3, a distance of 400.99 feet to the Southwest corner of said lot; thence North 31 degrees 02’48” East, along the West line of said lot, a distance of 241.66 feet to a point on the southerly right of way of White Drive (a 66 foot right of way) as shown on said plat of NORTH BREVARD INDUSTRIAL PARK; thence North 58 degrees 57’12” West, a distance of 66.0 feet to a point on the Easterly right of way line of State Road No. 407; thence South 31 degrees 02’48” West, along said Easterly right of way line, a distance of 1770.25 feet to a point on the centerline of Addison Canal; thence South 69 degrees 37’03” East, along said centerline a distance of 612.69 feet; thence South 78 degrees 00’17” East, along said centerline, a distance of 1009.14 feet; thence North 00 degrees 09’38” East, perpendicular to the South line of said NORTH BREVARD INDUSTRIAL PARK, a distance of 1265.23 feet to a point on the Southeasterly extension of said South line of Lot 7, Block 3; thence North 58 degrees 57’12” West, along said Southeasterly extension, a distance of 439.50 feet to the Point of Beginning.
LESS AND EXCEPT that property deeded to the City of Titusville in Warranty Deed recorded Official Records Book 2547, Page 2636, more particularly described as follows:
A parcel of land lying in Sections 3 and 4, Township 23 South, Range 35 East, Brevard County, Florida, being more particularly described as follows: Begin at the Southeast corner of Lot 7, Block 3 of NORTH BREVARD INDUSTRIAL PARK, as recorded in Plat Book 23, page 96 of the Public Records of Brevard County, Florida, said corner being the Point of Beginning and run South 58 degrees 57’12” East a distance of 334.69 feet to a point on a curve having a 758.62 radius curving to the right; thence, Westerly along the arc of said curve through a central angle of 24 degrees 04’36”, a distance of 318.79 feet to a point of tangency; thence North 58 degrees 57’12” West for a distance of 492.19 feet to a point on the Easterly right of way line of State Road No. 407; thence North 31 degrees 02’48” East along said Easterly right of way line a distance of 307.66 feet to a point on the Southerly right of way line of White Drive (a 66.00 foot right of way) as shown on said plat of NORTH BREVARD INDUSTRIAL PARK; thence South 58 degrees 57’12” East for a distance of 66.00 feet to a point; thence South 31 degrees 02’48” West for a distance of 241.66 feet to a point; thence South 58 degrees 57’12” East for a distance of 400.99 feet to the Point of Beginning.
AND
PARCEL 2:
A Parcel of land lying in Section 3, Township 23 South, Range 35 East, Brevard County, Florida, being more particularly described as follows:
Begin at the Southeast corner of Lot 7, Block 3 of NORTH BREVARD INDUSTRIAL PARK, as recorded in Plat Book 23, Page 96 of the Public Records of Brevard County, Florida and run South 58 degrees 57’12” East for a distance of 25.20 feet to a point, said point being the point of curvature of a 692.62 foot radius curve to the left having a tangent bearing of South 58 degrees 57’12” East; thence Easterly along the arc of said curve through a central angle of 30 degrees 53’10” a distance of 373.37 feet to a point of tangency; thence South 00 degrees 09’38” West for a distance of 66.00 feet to a point; said point being the Point of Beginning; thence South 00 degrees 09’38” West a distance of 48.45 feet to a point; thence North 58 degrees 57’12” West a distance of 104.81 feet to a point on a curve to the left having a radius of 758.62 feet; thence Easterly along the arc of said curve through a central angle of 06 degrees 48’34” a distance of 90.16 feet to a point, said point being the Point of Beginning.

AND
PARCEL 3:
A Parcel of land lying in Section 3, Township 23 South, Range 35 East, Brevard County, Florida, being more particularly described as follows:
Commence at the Northeast corner of Lot 1, Block 3, of NORTH BREVARD INDUSTRIAL PARK, as recorded in Plat Book 23, Page 96 of the Public Records of Brevard County, Florida, and run South 00 degrees 03’37” West along the west right of way line of Grissom Parkway, a distance of 997.94 feet to the Point of Beginning; thence continue South 00 degrees 03’37” West along said west right of way line, a distance of 635.18 feet to the northeast corner of lands of Southern Bell Telephone; thence North 89 degrees 56’23” West along the north line of said lands, a distance of 100.00 feet; thence South 00 degrees 03’37” West, along the west line of said lands, a distance of 158.15 feet to a point on the centerline of Addison Canal; thence South 71 degrees 43’09” West, along said centerline, a distance of 153.74 feet; thence South 87 degrees 42’20” West, a distance of 351.57 feet; thence North 78 degrees 00’17” West, along said centerline; a distance of 709.27 feet to a point on the East line of lands of Astrotech Space Operation, Inc.; thence North 00 degrees 09’38” East, along the east line of said lands, a distance of 711.74 feet; thence South 89 degrees 50’22” East, a distance of 1289.66 feet to the Point of Beginning.
SCHEDULE A
EXCEPTIONS
1.
  Taxes and assessments for the year 2014 and subsequent years, which are not yet due and payable.
2.
  Easement contained in Warranty Deed recorded in Official Records Book 2279, page 1531 and rerecorded in Official Records Book 2290, page 1447.
3.
  Easement in favor of Florida Power & Light Company recorded in Official Records Book 2479, page 638.
4.
  Drainage Easement in favor of the City of Titusville, Florida, recorded in Official Records Book 2547, page 2634.
5.
  Easement in favor of Florida Power & Light Company recorded in Official Records Book 2482, page 573.
6.
  Easement in favor of Florida Power & Light Company recorded in Official Records Book 4334, page 751.
7.
  Sewer Line Easement in favor of the City of Titusville, Florida, recorded in Official Records Book 4482, page 1635.
8.
  Rights of others to use the waters of any water body extending from the insured land onto other.
All references in this Schedule A to “Official Records Book” are to the Official Records Book of Brevard County, Florida

ATTACHMENT III-A
FORM OF ASSIGNMENT AND ASSUMPTION OF LEASE
This Assignment and Assumption of Lease (together with the Exhibit hereto, this “Assignment”) is made as of the        day of                         , 2014, by and between Astrotech Space Operations, Inc., a Delaware corporation (“Assignor”), and Elroy Acquisition Company, LLC, a Delaware limited liability company (“Assignee”).
W I T N E S S E T H:
WHEREAS, reference is hereby made to that certain Lease No. SPCVAN-2-94-0001 dated as of December 10, 1993 and effective as of October 1, 1993 (the “Original Lease”), by and between the Secretary of the Air Force on behalf of the Department of the Air Force (the “Government”) and Astrotech Space Operations, L.P. (“Original Tenant”);
WHEREAS, pursuant to that certain Asset Purchase Agreement, dated as of February 5, 1997, by and between Original Tenant and Assignor (under its former name Spacehab Acquisition Corp.), the Original Lease was assigned to Assignor and Assignor assumed the Original Lease;
WHEREAS, the Original Lease was amended and extended by that certain Lease Extension, dated as of September 30, 2013, by and between the Government and Assignor (together with all exhibits thereto and the Original Lease, the “Lease”);
WHEREAS, pursuant to the Lease, attached hereto as Exhibit A, Assignor leases from the Government certain land located at the Vandenberg Air Force Base in California on the terms and conditions set forth therein;
WHEREAS, together with certain of their respective Affiliates, Assignor and Assignee have entered into that certain Asset Purchase Agreement dated as of May 28, 2014 (the “Asset Purchase Agreement”), pursuant to which, among other things, Assignor has agreed to transfer, sell, convey, assign and deliver to Assignee all of the assets held, owned or used by Assignor to conduct the ASO Business (as defined in the Asset Purchase Agreement) and to assign certain liabilities associated with the ASO Business to Assignee, and Assignee has agreed to receive such assets and to assume such liabilities; and
WHEREAS, in connection therewith, Assignor desires to assign, transfer and set over to Assignee, and Assignee desires to have assigned, transferred and set over to it from Assignor, all of Assignor’s right, title and interest in the Lease;
NOW THEREFORE, in consideration of the foregoing and of the representations, warranties, covenants and agreements of the parties contained herein, payment by Assignee of the Purchase Price and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
ARTICLE I
DEFINITIONS
Section 1.01 Definitions.    Capitalized terms used in this Assignment but not defined herein shall have the meanings given to them in the Asset Purchase Agreement.
ARTICLE II
ASSIGNMENT
Section 2.01 Assignment.    Subject to the terms and conditions of the Lease and the Asset Purchase Agreement, Assignor assigns, transfers and sets over to Assignee all of Assignor’s right, title and interest in and to the Lease (and any security deposit held by the Landlord), from and after the date hereof through the remainder of the term of the Lease, including any renewal or extension thereof.
Section 2.02 Acceptance of Assignment.    Subject to the terms and conditions of the Lease and the Asset Purchase Agreement, Assignee accepts such assignment, transfer and setting over of the Lease and assumes and agrees to perform and observe all of the undertakings, obligations, liabilities and covenants of
III-A-1

Assignor under the Lease arising after the date hereof through the remainder of the term of the Lease, including any renewal or extension thereof, except that Assignee shall not assume or agree to pay, discharge or perform any liabilities arising out of any breach by Assignor of any provision of the Lease. As required under Section 20.1.3 of the Lease, (a) Assignee hereby agrees to assume all of the Assignor’s obligations and responsibilities under the Support Agreement attached to the Lease as Exhibit D to the extent provided thereunder, and (b) Sections 10 and 24 of the Lease are incorporated herein by reference.
ARTICLE III
MISCELLANEOUS
Section 3.01 Successors and Assigns.    The provisions of this Assignment shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns; provided that no party may assign, delegate or otherwise transfer, directly or indirectly, in whole or in part, any of its rights or obligations under this Assignment without the prior written consent of the other party except that Assignee may transfer its rights and obligations under this Assignment to another Subsidiary of Lockheed Martin without such consent. Assignee acknowledges that any further assignment of the Lease by Assignee shall require the prior written consent of the Government in each instance and any such assignment or attempt thereat without such consent will be null and void.
Section 3.02 Governing Law.    This Assignment shall be construed in accordance with and governed by the law of the State of Delaware (without regard to the choice of law provisions thereof).
Section 3.03 Counterparts; Effectiveness.    This Assignment may be signed in any number of counterparts (including by facsimile or PDF), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Assignment shall not become effective until and unless (a) the Asset Purchase Agreement is executed and delivered by all parties thereto, and (b) each party hereto has received a counterpart hereof signed by the other party hereto.
Section 3.04 Conflicts with Lease.    In the event of a conflict between the terms and conditions of this Assignment and the terms and conditions of the Lease, the terms and conditions of the Lease shall govern.
Section 3.05 Conflicts with Asset Purchase Agreement.   This Assignment shall be subject in all respects to the Asset Purchase Agreement and shall be construed so as to carry out the intentions of the parties thereto as expressed in the Asset Purchase Agreement. In the event of a conflict between the terms and conditions of this Assignment and the terms and conditions of the Asset Purchase Agreement, the terms and conditions of the Asset Purchase Agreement shall govern. The parties hereto acknowledge and agree that this Assignment (for the avoidance of doubt) shall be considered a Transaction Document.
[Signature page follows]
III-A-2

IN WITNESS WHEREOF, the parties caused this Assignment to be duly executed by their respective authorized representatives on the day and year first above written.
ASTROTECH SPACE OPERATIONS, INC.

By:
Name:
Title:

ELROY ACQUISITION COMPANY, LLC

By:
Name:
Title:

[Signature Page to Assignment and Assumption of Lease]
III-A-3

EXHIBIT A
LEASE
(Attached)
III-A-4

ATTACHMENT III-B
FORM OF CONSENT AND ESTOPPEL CERTIFICATE
This Consent and Estoppel Certificate (together with the Exhibit hereto, this “Certificate”) is made as of the        day of                      , 2014 by the Secretary of the Air Force on behalf of the Department of the Air Force (the “Government”) to and in favor of Elroy Acquisition Company, LLC, a Delaware limited liability company (“Buyer”).
W I T N E S S E T H:
WHEREAS, reference is hereby made to that certain Lease No. SPCVAN-2-94-0001 dated as of December 10, 1993 and effective as of October 1, 1993 (the “Original Lease”), by and between the Government and Astrotech Space Operations, L.P. (the “Original Tenant”);
WHEREAS, pursuant to that certain Asset Purchase Agreement, dated as of February 5, 1997, by and between the Original Tenant and Astrotech Space Operations, Inc. (“Tenant”) (under its former name Spacehab Acquisition Corp.), the Original Lease was assigned to Tenant and Tenant assumed the Original Lease;
WHEREAS, the Original Lease was amended and extended by that certain Lease Extension, dated as of September 30, 2013, by and between the Government and Tenant (as amended and extended, and as the same may be from time to time further amended, supplemented, extended or otherwise modified, the “Lease”);
WHEREAS, pursuant to the Lease, Tenant now leases from the Government certain land located at the Vandenberg Air Force Base in California on the terms and conditions set forth therein (the “Premises”);
WHEREAS, together with certain of their respective affiliates, Tenant and Buyer are parties to an Asset Purchase Agreement, dated as of May 28, 2014 (the “Asset Purchase Agreement”), pursuant to which, among other things, Tenant has agreed to transfer, sell, convey, assign and deliver to Buyer all of the assets held, owned or used by Tenant to conduct the ASO Business (as hereinafter defined) and to assign certain liabilities associated with the ASO Business to Buyer, and Buyer has agreed to receive such assets and to assume such liabilities; and
WHEREAS, in connection therewith, Tenant desires to assign, transfer and set over to Buyer, and Buyer desires to have assigned, transferred and set over to it from Tenant, all of Tenant’s right, title and interest in the Lease;
NOW, THEREFORE, in connection with the proposed assignment by Tenant of all right, title and interest in and to the Lease to Buyer (the “Contemplated Transfer”), the Government hereby acknowledges and agrees that Buyer and any lender may rely upon the certifications and statements contained herein in connection with the Contemplated Transfer. Accordingly, the Government hereby certifies and confirms as follows:
ARTICLE I
DEFINITIONS
Section 1.01 Definitions.    Capitalized terms used in this Certificate shall have the meanings given to them in this Certificate. As used in this Certificate, the following term has the meaning set forth below:
(a) “ASO Business” means the business and operations of Astrotech Corporation’s Astrotech Space Operations business unit, which consists of (i) ownership, operation and maintenance of spacecraft processing facilities in Titusville, Florida and Vandenberg Air Force Base, California, (ii) supporting government and commercial customers processing complex communication, earth observation and deep space satellite launches, (iii) designing and building spacecraft processing equipment and facilities and (iv) providing propellant services including designing, building and testing propellant service equipment for fueling spacecraft.
III-B-1

ARTICLE II
CONSENT AND ESTOPPEL
Section 2.01 Government Status.   The Government is the landlord under the Lease.
Section 2.02 Tenant Status.   Tenant is in occupancy of the Premises and is the lessee under the Lease.
Section 2.03 Lease Attached.   Attached hereto as Exhibit A is a true and correct copy of the Lease.
Section 2.04 No Amendments.   The Lease is in full force and effect and has not been modified, assigned, sub-leased, supplemented, amended or otherwise changed, except as set forth in Exhibit A. There are no other agreements, whether written or oral, between the Government and Tenant or any of their respective affiliates affecting or relating to the Premises or Tenant’s obligation to pay direct costs under the Lease.
Section 2.05 Term of Lease.   The Lease commenced on October 1, 1993 and is scheduled to expire on September 30, 2018.
Section 2.06 Absence of Default.   To the Government’s knowledge, neither the Government nor Tenant is in default under the Lease, neither the Government nor Tenant has failed to perform any obligation under the Lease, and there does not exist any event, condition or omission which would constitute a breach or default (whether by lapse of time or notice or both) of the Lease by any other person.
Section 2.07 No Termination Action.   Neither Tenant nor the Government has commenced any action or given or received any notice for the purposes of terminating the Lease.
Section 2.08 Amount Due.    The current amount of (monthly/yearly) direct costs payable to the Government pursuant to the Lease is in the amount of           dollars ($            ). The direct costs have been paid to date.
Section 2.09 Costs Paid.    Any and all additional costs and other fees due and owing by Tenant pursuant to the Lease have been paid to date.
Section 2.10 Consent; Waiver of Termination Rights; Approvals.    The Government hereby consents to the Contemplated Transfer and from and after the consummation of the closing of the transactions contemplated by the Asset Purchase Agreement shall recognize Buyer as the lessee under the Lease. Any provisions of the Lease applicable to such transaction and assignment of the Lease have been satisfied or are hereby deemed waived. The Government hereby waives any right it may have to terminate the Lease as a result of the Contemplated Transfer. The Government has obtained all required approvals from any third party in connection with its consent to the Contemplated Transfer.
Section 2.11 Release.    Upon assignment of the Lease from Tenant to Buyer, Tenant shall be released from all further obligations under the Lease arising from and after such assignment.
ARTICLE III
MISCELLANEOUS
Section 3.01 Notice.    Upon receipt by the Government of confirmation that the Contemplated Transfer has been completed, the Lease is amended to reflect that all notices, requests and other communications to the Tenant thereunder shall be in writing (including telecopy or similar writing) and shall be given to:

LMC Properties, Inc. 100 S. Charles Street, Suite 1400 Baltimore, Maryland 21201 Attention: Lease Administration Telecopy: (410) 468-1079

III-B-2

with a copy (which shall not constitute notice) to:	Lockheed Martin Corporation 6801 Rockledge Drive Bethesda, Maryland 20817 Attention: Director of Corporate Development Telecopy: (301) 897-6557

and

Hogan Lovells US LLP 100 International Drive, Suite 2000 Baltimore, Maryland 21202 Attention: David A. Gibbons Telecopy: (410) 659-2701

or to such other address or telecopy number and with such other copies, as the Tenant thereunder may hereafter specify for the purpose of notice.
Section 3.02 Governing Law.    This Certificate shall be construed in accordance with and governed by the law of the State of Maryland (without regard to the choice of law provisions thereof).
Section 3.03 Authority.    The individual executing this Certificate on behalf of the Government has the authority to do so on behalf of the Government and to bind the Government to the terms hereof.
Section 3.04 Diligence.    The statements in this Certificate are based solely upon a reasonably diligent review of the Government’s lease file as of the date of issuance. An inspection of the Premises has not been conducted for the purpose of this Certificate.
Section 3.05 Absence of Waiver.    This Certificate shall not be construed as a waiver of any rights, benefits, or interests the Government has under the above-referenced Lease, except as provided in Section 2.10 of this Certificate.
[Signature page follows]
III-B-3

IN WITNESS WHEREOF, I have hereunto set my hand by authority of the Secretary of the Air Force on the day and year first above written.

By:
Name:
Title:

[Signature Page to Consent and Estoppel Certificate]
III-B-4

EXHIBIT A
LEASE
(Attached)
III-B-5

ATTACHMENT IV
FORM OF SUBCONTRACT PENDING NOVATION
This Subcontract Pending Novation (together with the Schedule hereto, this “Agreement”) is made as of the           day of                         , 2014, by and between Elroy Acquisition Company, LLC, a Delaware limited liability company (“Buyer”), Astrotech Corporation, a Washington corporation, and Astrotech Space Operations, Inc., a Delaware corporation (collectively, “Sellers”). Buyer and Sellers are sometimes referred to herein as a “Party” or collectively as the “Parties.”
W I T N E S S E T H:
WHEREAS, together with certain of their respective Affiliates, Buyer and Sellers are parties to an Asset Purchase Agreement dated as of May 28, 2014 (the “Asset Purchase Agreement”), pursuant to which, among other things, Sellers and their Affiliate Astrotech Florida Holdings, Inc., a Florida corporation, have agreed to transfer, sell, convey, assign and deliver to Buyer all of the assets held, owned or used to conduct the ASO Business and to assign to Buyer certain specified liabilities associated with the ASO Business, and Buyer has agreed to receive such assets and assume such liabilities;
WHEREAS, the Government Contracts identified in Schedule A attached hereto (the “Subject Contracts”) constitute Transferred Assets (as defined in the Asset Purchase Agreement) and the Subject Contracts will be assigned to Buyer in connection with the Closing of the Contemplated Transactions, subject to Applicable Law;
WHEREAS, pending the execution of novation agreements and receipt of any required consents for novation of the Subject Contracts to Buyer, the applicable Seller shall remain party to each Subject Contract; and
WHEREAS, the Parties desire to enter into this Agreement to effect a subcontracting of the rights and obligations under the Subject Contracts to Buyer pending novation of such Subject Contracts, all in accordance with the terms and conditions of the Asset Purchase Agreement;
NOW, THEREFORE, in consideration of the foregoing and of the representations, warranties, covenants and agreements of the parties contained herein, payment by Buyer of the Purchase Price and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
ARTICLE I
DEFINITIONS
Section 1.01 Definitions.    Capitalized terms used in this Agreement but not defined herein shall have the meanings given to them in the Asset Purchase Agreement.
ARTICLE II
COVENANTS
Section 2.01 Mutual Covenants.    The Parties hereby mutually covenant and agree that, to the extent permitted by the Subject Contracts and Applicable Law:
(a) Sellers hereby award this Agreement to Buyer for the performance of all of the obligations of Sellers under the Subject Contracts following the Closing Date, including the statements of work and task orders issued under the Subject Contracts, to the extent such Subject Contracts have not yet been fully performed by Sellers as of the Closing Date, and Buyer hereby accepts this award.
(b) Buyer shall inure to all rights and benefits conferred or accruing under the Subject Contracts, including all payments to be made under the Subject Contracts, whether such rights and benefits are conferred or accrue before, on or after the Closing Date. Sellers shall promptly pay to Buyer, when received, all monies received by the applicable Seller under each Subject Contract and any claim, right or benefit arising thereunder regardless of whether such payment relates to the performance of the applicable Subject Contract prior to, on or after the Closing Date.

Section 2.02 Seller Covenants.    Each Seller hereby covenants and agrees with Buyer that:
(a) If requested in writing by Buyer, such Seller shall send a request in writing, in a form and substance reasonably satisfactory to Buyer and in accordance with Applicable Law, including the assignment of payment provisions contained in the Federal Acquisition Regulation, to all account debtors party to the Subject Contracts, including agencies of the U.S. Government, requesting each of them to make payment on all receivables due in respect of each such Subject Contract directly to the financing institution or other institution as permitted by the Federal Acquisition Regulation and designated by Buyer, provided that the fulfillment of such request is not prohibited by the terms of such Subject Contract or Applicable Law.
(b) In the event Sellers shall receive any payments relating to a Subject Contract, the applicable Seller shall promptly, but in no event later than two (2) Business Days after receipt of such payments, transfer such payments to Buyer or to a financial institution or other institution designated by Buyer. Sellers hereby grant to Buyer a limited power of attorney authorizing Buyer to prepare, execute and submit invoices under the Subject Contracts in the name of the applicable Seller.
(c) Sellers (i) authorize Buyer to act as agent on behalf of Sellers for purposes of performing and administering the Subject Contracts, including executing documents, discussing matters with customers and taking all other actions Buyer deems necessary or desirable in connection with its performance of the Subject Contracts, and (ii) grant to Buyer a limited power of attorney to make such changes and amendments in the terms of the Subject Contracts, in the name of the applicable Seller, as Buyer deems necessary or desirable in order to assure that Buyer receives all benefits, including economic benefits, of the Subject Contracts.
(d) Sellers shall not take any action or fail to take any action in connection with any of the Subject Contracts that would affect or diminish, in any way, any of Sellers’ rights or obligations thereunder or the rights or obligations of Buyer under this Agreement without the prior written consent of Buyer. Sellers shall not terminate or enter into any amendment or modification of any of the Subject Contracts without the prior written consent of Buyer.
(e) To the extent not already in Buyer’s possession, Sellers shall deliver to Buyer the full and complete contract file maintained by the applicable Seller for each Subject Contract.
(f) Without limiting the rights of Buyer and its Affiliates under the Asset Purchase Agreement, Sellers hereby indemnify each of Buyer, its Affiliates and its Representatives (together with their respective successors and permitted assigns) against, and agrees to defend and hold them harmless from, any and all assessments, losses, damages, costs, expenses, liabilities, judgments, awards, fines, sanctions, penalties, charges and amounts paid in settlement, including reasonable costs, fees and expenses of attorneys, accountants and other agents or Representatives of any of them (“Losses”) arising out of, resulting from or related to any action or omission of Sellers in connection with the performance or administration of any of the Subject Contracts or the other transactions contemplated by this Agreement, excluding any Losses arising out of, resulting from or related to (i) any action or omission of Buyer in connection with the performance or administration of any of the Subject Contracts or (ii) any breach of this Agreement by Buyer.
(g) Each of the Sellers, jointly and severally, shall use their respective best efforts to cause the Subject Contracts to be novated to Buyer as soon as practicable after the date of this Agreement.
Section 2.03 Buyer Covenants.    Buyer hereby covenants and agrees with Sellers that:
(a) Buyer shall take such timely action as Buyer deems reasonably necessary to enable Sellers to perform each Subject Contract and to protect any rights of the applicable Seller that may exist or accrue under any such Subject Contract.
(b) Buyer agrees to perform, on behalf of Sellers, all the requirements, responsibilities and obligations of each Subject Contract, to the extent permissible under the terms of each Subject Contract and Applicable Law, in accordance with all terms and conditions in or incorporated by reference into, and all Applicable Laws and regulations applicable to, each such Subject Contract.

(c) For each Subject Contract, if any, that prohibits the other party to such Subject Contract from making payments as designated by Buyer, Buyer shall prepare all invoices to be submitted by the applicable Seller to the other party to such Subject Contract. Buyer shall submit all such invoices in the name of such Seller.
(d) Without limiting the rights of Sellers and their Affiliates under the Asset Purchase Agreement, Buyer hereby indemnifies each of Sellers, their Affiliates and their Representatives (together with their respective successors and permitted assigns) against, and agrees to defend and hold them harmless from, any and all Losses arising out of, resulting from or related to any material action or omission of Buyer in connection with the performance or administration of any of the Subject Contracts or the other transactions contemplated by this Agreement occurring after the Closing Date, excluding any Losses arising out of, resulting from or related to (i) any action or omission of a Seller in connection with the performance or administration of any of the Subject Contracts or (ii) any breach of this Agreement by a Seller.
(e) Buyer shall reasonably consult and cooperate with Sellers in their efforts to cause the Subject Contracts to be novated to Buyer.
ARTICLE III
MISCELLANEOUS
Section 3.01 Term.    The term of this Agreement shall begin on the Closing Date and shall continue with respect to each Subject Contract until the earlier to occur of (a) novation or completed assignment of all rights and obligations under the Subject Contract to Buyer, or (b) the satisfaction of all of the applicable Seller’s obligations under, and the receipt of final payment of all amounts payable under, the Subject Contract; provided, however, that the provisions of Section 2.01 (Mutual Covenants), Section 2.03 (Buyer Covenants), Section 3.01 (Term), Section 3.06 (Entire Agreement), Section 3.08 (Governing Law), Section 3.09 (Jurisdiction), and Section 3.13 (Third Party Beneficiaries) shall survive any termination of this Agreement.
Section 3.02 Notices.    All notices, requests and other communications to any party hereunder shall be in writing (including telecopy or similar writing) and shall be given,

if to Buyer:	Lockheed Martin Corporation 6801 Rockledge Drive Bethesda, Maryland 20817 Attention: Senior Vice President, General Counsel and Corporate Secretary Telecopy: (301) 897-6013
with copies (which shall not constitute notice) to:
Lockheed Martin Corporation
6801 Rockledge Drive
Bethesda, Maryland 20817
Attention: Director of Corporate Development
Telecopy: (301) 897-6557
and
Hogan Lovells US LLP
100 International Drive, Suite 2000
Baltimore, Maryland 21202
Attention: David A. Gibbons
Telecopy: (410) 659-2701

if to Sellers:	c/o Astrotech Corporation 401 Congress Avenue, Suite 1650 Austin, Texas 78701 Attention: Thomas B. Pickens III, Chief Executive Officer Email: tpickens@astrotechcorp.com

with a copy (which shall not constitute notice) to:	Sheppard Mullin Richter & Hampton LLP 30 Rockefeller Plaza New York, New York 10112 Attention: John R. Hempill Email: jhempill@sheppardmullin.com or to such other address or telecopy number and with such other copies, as such Party may hereafter specify for the purpose by notice to the other Parties. Each such notice, request or other communication shall be effective: (a) on the day delivered (or if that day is not a Business Day, or if delivered after 5:00 p.m. Eastern time on a Business Day, on the first following day that is a Business Day) when (i) delivered personally against receipt or (ii) sent by overnight courier; (b) on the day when transmittal confirmation is received if sent by telecopy (or if that day is not a Business Day, or if after 5:00 p.m. Eastern time on a Business Day, on the first following day that is a Business Day); or (c) if given by any other means, upon delivery or refusal of delivery at the address specified in this Section 3.02.
Section 3.03 Amendments; Waivers.
(a) Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by each Party, or in the case of a waiver, by the Party against whom the waiver is to be effective.
(b) No failure or delay by either Party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as otherwise provided herein, no action taken pursuant to this Agreement, including any investigation by or on behalf of any Party, shall be deemed to constitute a waiver by the Party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. Any term, covenant or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but only by a written notice signed by such Party expressly waiving such term or condition. The waiver by any Party of a breach of any provision hereunder shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder.
Section 3.04 Successors and Assigns.    This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. No Party may assign, delegate or otherwise transfer, directly or indirectly, in whole or in part, any of its rights or obligations under this Agreement without the prior written consent of the other Party; provided, however, that Buyer may transfer or assign any or all of its rights, interests and obligations under this Agreement to one or more of its Affiliates without Sellers’ prior written consent. Notwithstanding the foregoing, no assignment, delegation or other transfer of rights under this Agreement shall relieve the assignor of any liability or obligation hereunder or modify the rights of the Parties hereunder. Any attempted assignment, delegation or transfer in violation of this Section 3.04 shall be null and void.
Section 3.05 Construction.    As used in this Agreement, any reference to the masculine, feminine or neuter gender shall include all genders, the plural shall include the singular, and singular shall include the plural. References in this Agreement to a Party or other Person include their respective successors and assigns. The words “include,” “includes” and “including” when used in this Agreement shall be deemed to be followed by the phrase “without limitation” unless such phrase otherwise appears. Unless the context otherwise requires, references in this Agreement to Articles, Sections and the Schedule shall be deemed references to Articles and Sections of and the Schedule to this Agreement. Unless the context otherwise requires, the words “hereof,” “hereby” and “herein” and words of similar meaning when used in this Agreement refer to this Agreement in its entirety and not to any particular Article, Section or provision hereof or the Schedule hereto. Except when used together with the word “either” or otherwise for the purpose of identifying mutually exclusive alternatives, the term “or” has the inclusive meaning represented by the phrase “and/or.” With regard to each and every term and condition of this Agreement, the Parties understand and agree that the same have or has been mutually negotiated, prepared and drafted, and that if at any time the Parties desire or are required to interpret or construe any such term or condition or any agreement or instrument subject thereto, no consideration shall be given to the issue of which Party actually prepared, drafted or requested any term or condition of this Agreement. Any period of time hereunder ending on a day that is not a Business Day shall be extended to the next Business Day.
Section 3.06 Entire Agreement.    This Agreement, together with the other Transaction Documents and any other agreements contemplated hereby or thereby (including the Confidentiality Agreement), constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, both written and oral, between the Parties with respect to the subject matter hereof.
Section 3.07 Conflicts with Asset Purchase Agreement.    This Agreement shall be subject in all respects to the Asset Purchase Agreement and shall be construed so as to carry out the intentions of the parties thereto as expressed in the Asset Purchase Agreement. In the event of a conflict between the terms and conditions of this Agreement and the terms and conditions of the Asset Purchase Agreement, the terms and conditions of the Asset Purchase Agreement shall govern. The Parties acknowledge and agree that this Agreement (for the avoidance of doubt) shall be considered a Transaction Document under the Asset Purchase Agreement.
Section 3.08 Governing Law.    This Agreement shall be construed in accordance with and governed by the law of the State of Delaware (without regard to the choice of law provisions thereof).
Section 3.09 Jurisdiction.    Any Proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the Contemplated Transactions shall be brought in the United States District Court for the District of Delaware (or, if subject matter jurisdiction is unavailable, in the state courts of the State of Delaware), and each of the Parties hereby consents to the exclusive jurisdiction of such court (and of the appropriate appellate courts) in any such Proceeding and waives any objection to venue laid therein. Process in any such Proceeding may be served on any Party anywhere in the world, whether within or without the State of Delaware. Without limiting the foregoing, Sellers and Buyer agree that service of process upon such Party at the address referred to in Section 3.02, together with written notice of such service to such Party, shall be deemed effective service of process upon such Party. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING (INCLUDING ANY COUNTERCLAIM) ARISING OUT OF OR BASED UPON THIS AGREEMENT.
Section 3.10 Counterparts; Effectiveness.    This Agreement may be signed in any number of counterparts (including by facsimile or PDF), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall not become effective until and unless (a) the Asset Purchase Agreement is executed and delivered by all parties thereto, and (b) each Party has received a counterpart hereof signed by the other Party.
Section 3.11 Severability.    Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. The application of such invalid or unenforceable provision to Persons or circumstances other than those as to which it is held invalid or unenforceable shall be valid and be enforced to the fullest extent permitted by Applicable Law. To the extent any provision of this Agreement is determined to be prohibited or unenforceable in any jurisdiction, Sellers and Buyer agree that this Agreement should be read, insofar as practicable, to implement the purposes and intent of the prohibited or unenforceable provision.
Section 3.12 Captions.    The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.
Section 3.13 Third Party Beneficiaries.    Lockheed Martin Corporation is an intended third party beneficiary of this Agreement and shall have all rights to enforce this Agreement as if a party hereto. Except as expressly provided herein, nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any Person other than the Parties, and their successors or permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, or result in such Person being deemed a third party beneficiary of this Agreement.

Section 3.14 Disclaimer of Agency.    The relationship established hereunder shall be solely that of contractor and subcontractor. Except as otherwise provided in this Agreement, nothing in this Agreement shall be deemed in any way or for any purpose to constitute either Party an agent of the other Party in the conduct of such Party’s business or to create a partnership or joint venture between the Parties.
[Signature page follows]

IN WITNESS WHEREOF, the Parties caused this Agreement to be duly executed by their respective authorized representatives on the day and year first above written.
ELROY ACQUISITION COMPANY, LLC

By:
Name:
Title:

ASTROTECH CORPORATION

By:
Name:
Title:

ASTROTECH SPACE OPERATIONS, INC.

By:
Name:
Title:

[Signature Page to Subcontract Pending Novation]

SCHEDULE A
SUBJECT CONTRACTS
[To be provided at Closing.]

ATTACHMENT V
FORM OF VOTING AGREEMENT
This Voting Agreement (together with the Exhibit and Schedules hereto, this “Agreement”) is made as of the        day of                   , 2014, by and among Lockheed Martin Corporation, a Maryland corporation (“Lockheed Martin”), Lockheed Martin’s wholly-owned subsidiary Elroy Acquisition Company, LLC, a Delaware limited liability company (“Buyer,” and, together with Lockheed Martin, the “Buyer Companies”), and Thomas B. Pickens III (“Stockholder”), a shareholder of Astrotech Corporation, a Washington corporation (“ASTC”).
W I T N E S S E T H:
WHEREAS, the Buyer Companies, on the one hand, and ASTC, its wholly-owned subsidiary Astrotech Space Operations, Inc., a Delaware corporation (“ASO”) and ASO’s wholly-owned subsidiary Astrotech Florida Holdings, Inc., a Florida corporation (together with ASTC and ASO, the “Seller Companies”), on the other hand, have entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) dated as of May 28, 2014, pursuant to which, among other things, Seller Companies have agreed to transfer, sell, convey, assign and deliver to Buyer all of the assets held, owned or used by Seller Companies to conduct the ASO Business and to assign certain liabilities associated with the ASO Business to Buyer, and Buyer has agreed to receive such assets and to assume such liabilities;
WHEREAS, as a condition and an inducement to the Buyer Companies’ willingness to enter into the Asset Purchase Agreement, the Buyer Companies have required that Stockholder agrees to, and Stockholder has agreed to, enter into this Agreement with respect to all common stock, no par value, of ASTC (the “ASTC Common Stock”) that Stockholder owns beneficially (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or of record;
WHEREAS, Stockholder is the beneficial or record owner, and has either sole or shared voting power over, such number of shares of the ASTC Common Stock set forth opposite Stockholder’s name on Schedule A attached hereto; and
WHEREAS, the Buyer Companies desire that each Stockholder agree, and each Stockholder is willing to agree, subject to the limitations herein, not to Transfer (as defined below) any of his ASTC Common Stock, and to vote his ASTC Common Stock in a manner so as to facilitate consummation of the Contemplated Transactions;
NOW, THEREFORE, in consideration of the foregoing and of the representations, warranties, covenants and agreements of the parties contained herein, in order to induce Lockheed Martin and Buyer to consummate the Contemplated Transactions, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
ARTICLE I
DEFINITIONS
Section 1.01 As used in this Agreement, the following terms have the meanings set forth below:
(a) “Acquisition Proposal” means any unsolicited bona fide written offer, proposal, inquiry or indication of interest (other than an offer, proposal, inquiry or indication of interest by Buyer) contemplating or otherwise relating to any Acquisition Transaction.
(b) “Acquisition Transaction” means any transaction or series of transactions involving:
(i) any merger, consolidation, share exchange, business combination tender offer, exchange offer or other similar transaction (A) in which a Person or “group” (as defined in the Exchange Act and the rules promulgated thereunder) of Persons directly or indirectly acquires beneficial or record ownership of the securities of any Seller Company representing more than twenty percent (20%) of the outstanding securities of any class of voting securities of ASTC, or (B) in respect of any other Seller Company, or (C) in which any securities of any Seller Company other than ASTC are issued or sold;

(ii) any sale by ASTC of securities representing more than a twenty percent (20%) interest in the total outstanding voting securities of ASTC or any sale by ASTC or any of its Affiliates of any securities of any other Seller Company; or
(iii) any sale (other than sales of inventory in the ordinary course of business), lease (other than in the ordinary course of business), exchange, transfer (other than sales of inventory in the ordinary course of business), license (other than nonexclusive licenses in the ordinary course of business), acquisition or disposition of any business or businesses or assets of any Seller Company which constitute Transferred Assets.
(c) “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such specified Person. For purposes of determining whether a Person is an Affiliate, the term “control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of securities, contract or otherwise.
(d) “Applicable Law” means, with respect to any Person, any federal, state, county, municipal, local, multinational or foreign statute, treaty, law, common law, ordinance, rule, regulation, order, writ, injunction, judicial decision, decree, permit or other legally binding requirement of any governmental authority (including without the Securities Act of 1933 and the Exchange Act, and all rules and regulations promulgated thereunder) applicable to such Person or any of its respective properties, assets, officers, directors, employees, consultants or agents (in connection with such officer’s, director’s, employee’s, consultant’s or agent’s activities on behalf of such Person).
(e) “ASO Business” means the business and operations of ASTC’s Astrotech Space Operations business unit, which consists of (i) ownership, operation and maintenance of spacecraft processing facilities in Titusville, Florida and Vandenberg Air Force Base, California, (ii) supporting government and commercial customers processing complex communication, earth observation and deep space satellite launches, (iii) designing and building spacecraft processing equipment and facilities and (iv) providing propellant services including designing, building and testing propellant service equipment for fueling spacecraft.
(f) “Board Recommendation” means the recommendation of ASTC’s Board of Directors (the “ASTC Board”) that ASTC’s shareholders vote to adopt the Asset Purchase Agreement at the Special Meeting.
(g) “Business Day” means a day, other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.
(h) “Change in Recommendation” means: (i) withdrawal or modification of the Board Recommendation in a manner adverse to Buyer or adoption of a resolution to withdraw or modify the Board Recommendation in a manner adverse to Buyer; (ii) failure to announce publicly, within ten (10) Business Days after a tender offer or exchange offer relating to securities of ASTC shall have been commenced, that the ASTC Board recommends rejection of such tender or exchange offer; (iii) failure to issue, within ten (10) Business Days after an Acquisition Proposal is publicly announced, a press release announcing its opposition to such Acquisition Proposal; or (iv) entry into any letter of intent, term sheet, agreement in principle, memorandum of understanding or similar document or any contract (other than a confidentiality agreement containing limitations on the use and disclosure of all nonpublic written and oral information furnished by or on behalf of ASTC) contemplating or otherwise relating to any Acquisition Transaction.
(i) “Contemplated Transactions” means the transactions contemplated by the Asset Purchase Agreement and the ancillary agreements thereto.
(j) “Expiration Time” means the earliest to occur of (i) the approval and adoption of the Asset Purchase Agreement at the Special Meeting, (ii) such date and time as the Asset Purchase Agreement shall be terminated in accordance with its terms pursuant to Article XII thereof, (iii) a material amendment to the Asset Purchase Agreement that Stockholder voted against in his capacity as a member of the ASTC Board, and (iv) the termination of this Agreement by mutual written consent of the parties hereto.

(k) “Lien” means any mortgage, lien, claim, pledge, charge, security interest or other encumbrance of any kind.
(l) “Permitted Transfer” means, in each case, with respect to Stockholder, so long as (i) such Transfer is in accordance with Applicable Law and (ii) Stockholder is and at all times has been in compliance with this Agreement, any Transfer of ASTC Common Stock by Stockholder (A) to an Affiliate of Stockholder, (B) to any member of Stockholder’s immediate family, or to a trust for the benefit of Stockholder or any member of Stockholder’s immediate family or (C) to any devisee or heir by operation of law or otherwise, so long as such Affiliate or other permitted transferee (if applicable), in connection with such Transfer, executes a joinder to this Agreement pursuant to which such Affiliate or other permitted transferee (if applicable) becomes a party to this Agreement subject to the restrictions applicable to Stockholder and otherwise becomes a party for all purposes of this Agreement; provided that no such Transfer shall relieve the transferring Stockholder from his obligations under this Agreement.
(m) “Person” means an individual, a corporation, a general partnership, a limited partnership, a limited liability company, a limited liability partnership, a joint venture, an association, a trust or any other entity or organization, including a governmental authority or any department or agency thereof.
(n) “Proceeding” means governmental, judicial or adversarial proceedings (public or private), litigation, suits, arbitration, disputes, demands, claims, actions, causes of action or investigations.
(o) “Representatives” means, with respect to a Person, each of its respective directors, officers, attorneys, accountants, employees, advisors or agents.
(p) “Special Meeting” means the special meeting of ASTC shareholders duly called and convened for the purpose of obtaining the affirmative vote of two-thirds of the outstanding shares of ASTC Common Stock that is required to approve the Asset Purchase Agreement and the transactions contemplated therein under Applicable Law and ASTC’s amended and restated articles of incorporation and bylaws.
(q) “Transfer” means (i) any direct or indirect offer, sale, assignment, encumbrance, pledge, hypothecation, disposition, loan or other transfer (by operation of law or otherwise), either voluntary or involuntary, or entry into any contract, option or other arrangement or understanding with respect to any offer, sale, assignment, encumbrance, pledge, hypothecation, disposition, loan or other transfer (by operation of law or otherwise), of any ASTC Common Stock (or any security convertible or exchangeable into ASTC Common Stock) or interest in any ASTC Common Stock, excluding, for the avoidance of doubt, entry into this Agreement, or (ii) entering into any swap or any other agreement, transaction or series of transactions that hedges or transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of such capital stock or interest in capital stock, whether any such swap, agreement, transaction or series of transactions is to be settled by delivery of securities, in cash or otherwise. For purposes of this Agreement, “capital stock” shall include interests in a limited partnership.
ARTICLE II
AGREEMENT TO RETAIN THE ASTC COMMON STOCK
Section 2.01 Transfer and Encumbrance of the ASTC Common Stock.    Other than a Permitted Transfer, hereafter until the Expiration Time, Stockholder agrees, with respect to any ASTC Common Stock beneficially owned by Stockholder, not to (a) Transfer any such ASTC Common Stock, or (b) deposit any such ASTC Common Stock into a voting trust or enter into a voting agreement or arrangement with respect to such ASTC Common Stock or grant any proxy (except as otherwise provided herein) or power of attorney with respect thereto.
Section 2.02 Additional Purchases or Acquisitions of ASTC Common Stock.    Stockholder agrees that any ASTC Common Stock that Stockholder purchases or otherwise acquires or with respect to which Stockholder otherwise acquires sole or shared voting power after the execution of this Agreement and prior to the Expiration Time (the “New ASTC Common Stock”) shall be subject to the terms and conditions of this Agreement to the same extent as if such stock constituted the ASTC Common Stock.

Section 2.03 Unpermitted Transfers.    Any Transfer or attempted Transfer of any ASTC Common Stock in violation of this ARTICLE II shall, to the fullest extent permitted by Applicable Law, be null and void ab initio.
ARTICLE III
AGREEMENT TO VOTE AND APPROVE; IRREVOCABLE PROXY
Section 3.01 Agreement to Vote and Approve.    Hereafter until the Expiration Time, at every meeting of the shareholders of ASTC called with respect to any of the following matters, including the Special Meeting, and at every adjournment or postponement thereof, Stockholder shall, or shall cause the holder of record on any applicable record date to (including via proxy), vote all of the ASTC Common Stock and any New ASTC Common Stock owned by Stockholder (a) in favor of the Asset Purchase Agreement and the Contemplated Transactions, and (b) against any Acquisition Proposal.
Section 3.02 Irrevocable Proxy.    By execution of this Agreement, Stockholder does hereby appoint and constitute Susan E. Costlow, and any one or more other individuals designated by Buyer, and each of them individually, until the Expiration Time (at which time this proxy shall automatically be revoked), with full power of substitution and resubstitution, as Stockholder’s true and lawful attorneys-in-fact and irrevocable proxies, to the fullest extent of Stockholder’s rights with respect to the ASTC Common Stock beneficially owned by Stockholder (and any New ASTC Common Stock), to vote such ASTC Common Stock (and any New ASTC Common Stock) solely with respect to the matters set forth in Section 3.01; provided, however, that the foregoing shall only be effective if Stockholder fails to be counted as present, to consent or to vote Stockholder’s ASTC Common Stock (or New ASTC Common Stock), as applicable, in accordance with Section 3.01. Stockholder intends this proxy to be irrevocable and coupled with an interest hereafter until the Expiration Time (at which time this proxy shall automatically be revoked) for all purposes and hereby revokes any proxy previously granted by Stockholder with respect to its ASTC Common Stock. Stockholder hereby ratifies and confirms all actions that the proxies appointed hereunder may lawfully do or cause to be done in accordance with this Agreement.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER
Stockholder hereby represents and warrants to the Buyer Companies as follows:
Section 4.01 Due Authority. Stockholder has the legal capacity and full power and authority to make, enter into and carry out the terms of this Agreement and to grant the irrevocable proxy as set forth in Section 3.02. This Agreement has been duly and validly executed and delivered by Stockholder and constitutes a valid and binding agreement of Stockholder enforceable against him in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies. If Stockholder is married and the ASTC Common Stock set forth on Schedule A hereto applicable to Stockholder constitutes community property under Applicable Law, Stockholder’s spouse has consented to the execution of this Agreement and has agreed to be bound by the terms and conditions hereof by executing a Spousal Consent in the form attached hereto as Exhibit A and incorporated herein by reference.
Section 4.02 Ownership of the ASTC Common Stock.    As of the date hereof, Stockholder (a) is the beneficial or record owner of the ASTC Common Stock indicated on Schedule A hereto opposite Stockholder’s name, free and clear of any and all Liens, other than those created by this Agreement, as disclosed on Schedule A or as would not prevent Stockholder from performing his obligations under this Agreement, and (b) has either sole or shared voting power over all of the ASTC Common Stock owned beneficially or of record by Stockholder. As of the date hereof, Stockholder does not own, beneficially or of record, (y) any capital stock or other securities of ASTC other than the ASTC Common Stock set forth on Schedule A opposite Stockholder’s name or (z) any rights to purchase or acquire any shares of ASTC Common Stock, except as set forth on Schedule A opposite Stockholder’s name.
Section 4.03 No Conflict; Consent.
(a) The execution and delivery of this Agreement by Stockholder do not, and the performance by Stockholder of the obligations under this Agreement and the compliance by Stockholder with any provisions hereof do not and will not: (i) conflict with or violate in any material respect any Applicable

Laws applicable to shareholder or his Common Stock (or any New ASTC Common Stock); or (ii) result in any material breach of or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on, any of the ASTC Common Stock beneficially owned by Stockholder pursuant to any contracts or other instruments or obligations to which Stockholder is a party or by which Stockholder is bound.
(b) Other than any filing required on Schedule 13D or Schedule 13G or under Section 16 of the Exchange Act, no consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority, is required by or with respect to Stockholder in connection with the execution and delivery of this Agreement or the consummation by the Stockholder of the transactions contemplated hereby.
Section 4.04 Absence of Litigation.    Except as set forth on Schedule B, there is no Proceeding pending against, or, to the knowledge of the Stockholder, threatened against or affecting, the Stockholder or any of his Affiliates or properties or assets (including the ASTC Common Stock beneficially owned by the Stockholder) at law or in equity that could reasonably be expected to impair or adversely affect the ability of such Stockholder to perform such Stockholder’s obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.
ARTICLE V
TERMINATION
Section 5.01 Termination.    This Agreement shall terminate and shall have no further force or effect immediately following the Expiration Time.
ARTICLE VI
MISCELLANEOUS
Section 6.01 Notices.    All notices, requests and other communications to any party hereunder shall be in writing (including telecopy or similar writing) and shall be given,
(a) if to the Buyer Companies, to:
Lockheed Martin Corporation
6801 Rockledge Drive
Bethesda, Maryland 20817
Attention: Senior Vice President, General Counsel and Corporate Secretary
Telecopy: (301) 897-6013
with copies (which shall not constitute notice) to:
Lockheed Martin Corporation
6801 Rockledge Drive
Bethesda, Maryland 20817
Attention: Director of Corporate Development
Telecopy: (301) 897-6557
and
Hogan Lovells US LLP
100 International Drive, Suite 2000
Baltimore, Maryland 21202
Attention: David A. Gibbons
Telecopy: (410) 659-2701
or to such other address or telecopy number and with such other copies, as the Buyer Companies may hereafter specify for the purpose by notice to the other parties.
(b) if to Stockholder, to Stockholder’s address of record on file with the SEC or such other address as Stockholder may have furnished to the Buyer Companies in writing in accordance herewith, or to such other address or telecopy number and with such other copies, as the Buyer Companies may hereafter specify for the purpose by notice to the other parties; provided that notices of change of address shall be effective upon receipt.
Each such notice, request or other communication shall be effective: (i) on the day delivered (or if that day is not a Business Day, or if delivered after 5:00 p.m. Eastern time on a Business Day, on the first following day that is a Business Day) when (A) delivered personally against receipt or (B) sent by overnight courier; (ii) on the day when transmittal confirmation is received if sent by telecopy (or if that day is not a Business Day, or if after 5:00 p.m. Eastern time on a Business Day, on the first following day that is a Business Day); or (iii) if given by any other means, upon delivery or refusal of delivery at the address specified in this Section 6.01.
Section 6.02 Amendments.    Any provision of this Agreement may be amended prior to the closing of the transactions contemplated by the Asset Purchase Agreement if, and only if, such amendment is in writing and signed by all parties to this Agreement; provided, however, that entry into a joinder to this Agreement in connection with a Permitted Transfer shall not constitute an amendment pursuant to the foregoing.
Section 6.03 Successors and Assigns.    The provisions of this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns; provided that no party may assign, delegate or otherwise transfer, directly or indirectly, in whole or in part, any of its rights or obligations under this Agreement without the prior written consent of the other party except that Buyer may transfer its rights and obligations under this Agreement to another subsidiary of Lockheed Martin.
Section 6.04 Entire Agreement.    This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, both written and oral, among the parties with respect to the subject matter hereof.
Section 6.05 Specific Performance; Injunctive Relief.    Each party hereto acknowledges that money damages would be both incalculable and an insufficient remedy for any breach of this Agreement by such party and that any such breach would cause the other party hereto irreparable harm. Accordingly, each party hereto also agrees that, in the event of any breach or threatened breach of the provisions of this Agreement by such party, the other party hereto shall be entitled to equitable relief without the requirement of posting a bond or other security, including in the form of injunctions and orders for specific performance, in addition to all other remedies available to such other parties at law or in equity.
Section 6.06 Governing Law.    This Agreement shall be construed in accordance with and governed by the law of the State of Delaware (without regard to the choice of law provisions thereof).
Section 6.07 Jurisdiction.    Any Proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the Contemplated Transactions shall be brought in the U.S. District Court for the District of Delaware (or, if subject matter jurisdiction is unavailable, in the state courts of the State of Delaware), and each of the parties hereby consents to the exclusive jurisdiction of such court (and of the appropriate appellate courts) in any such Proceeding and waives any objection to venue laid therein. Process in any such Proceeding may be served on any party anywhere in the world, whether within or without the State of Delaware. Without limiting the foregoing, the Buyer Companies and the Stockholder agree that service of process upon such party at the address referred to in Section 6.01, together with written notice of such service to such party, shall be deemed effective service of process upon such party. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING (INCLUDING ANY COUNTERCLAIM) ARISING OUT OF OR BASED UPON THIS AGREEMENT.
Section 6.08 Counterparts; Effectiveness.    This Agreement may be signed in any number of counterparts (including by facsimile or PDF), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall not become effective until and unless (a) the Asset Purchase Agreement is executed and delivered by all parties thereto, and (b) each party hereto has received a counterpart hereof signed by the other parties hereto.
Section 6.09 Severability.    Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. The application of such invalid or unenforceable provision to Persons or circumstances other than those as to which it is held invalid or unenforceable shall be valid and be enforced to the fullest extent permitted by law. To the extent any provision of this Agreement is determined to be prohibited or unenforceable in any jurisdiction, the Buyer Companies and the Stockholder agree that this Agreements should be read, insofar as practicable, implement the purposes and intent of the prohibited or unenforceable provision.
Section 6.10 Captions.    The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.
Section 6.11 Expenses.    All fees and expenses incurred in connection with this Agreement shall be paid by the party incurring such expenses, whether or not the Contemplated Transactions are consummated.
Section 6.12 Action in Stockholder Capacity Only.    No Person executing this Agreement (or designee or Representative of such Person) who has been, is or becomes during the term of this Agreement a director, trustee, officer or fiduciary of a Seller Company shall be deemed to make any agreement or understanding in this Agreement in such Person’s capacity as a director, trustee, officer or fiduciary of such Seller Company. The parties acknowledge and agree that this Agreement is entered into by Stockholder solely in his, her or its capacity as the beneficial owner or record holder of ASTC Common Stock and nothing in this Agreement shall restrict, limit or affect (or require Stockholder to attempt to restrict, limit or affect) in any respect any actions taken by Stockholder or his designees or Representatives who are a director, trustee, officer or fiduciary of a Seller Company in his, her or its capacity as a director, trustee, officer or fiduciary of such Seller Company. Neither Stockholder nor any of his designees or Representatives shall have any liability under this Agreement as a result of any action or inaction by Stockholder or his designees or Representatives acting in his, her or its capacity as a director, trustee, officer or fiduciary of a Seller Company, it being understood that any action taken (or failure to take action) by Stockholder or its designees or Representatives in such capacity to approve a Change in Recommendation shall have no effect on the obligations of Stockholder under this Agreement as the record holder or beneficial owner of ASTC Common Stock if this Agreement has not been terminated in accordance with its terms. For the avoidance of doubt, nothing in this Section 6.12 shall in any way modify, alter or amend any of the terms of the Asset Purchase Agreement.
Section 6.13 Publication and Disclosure.    Stockholder consents to and authorizes the publication and disclosure by ASTC and Lockheed Martin of Stockholder’s identity and holdings of the ASTC Common Stock, and the nature of Stockholder’s commitments, arrangements and understandings under this Agreement, in any press release or any other disclosure document required in connection with the Asset Purchase Agreement and consummation of the Contemplated Transactions, including any filings required under the Exchange Act. As promptly as practicable, the Stockholder shall notify ASTC or Lockheed Martin, as applicable, of any required corrections with respect to any written information supplied by the Stockholder specifically for use in any such disclosure document, if and to the extent the Stockholder becomes aware that any have become false or misleading in any material respect.
[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date and year first above written.

Buyer Companies:		Stockholder:
LOCKHEED MARTIN CORPORATION		THOMAS B. PICKENS III
By:
Name:
Title:
ELROY ACQUISITION COMPANY, LLC
By:
Name:
Title:

[Signature Page to Voting Agreement]

SCHEDULE A

Name of Stockholder	ASTC Common Stock	Shares Subject to Options	Total	Percentage of Class
Thomas B. Pickens III	3,733,746	212,500	3,946,246	20.0%

SCHEDULE B
LITIGATION
None.

EXHIBIT A
SPOUSAL CONSENT
The undersigned, the lawful spouse of Thomas B. Pickens III, a party to the foregoing Voting Agreement (the “Voting Agreement”), has read and hereby acknowledges the contents of said Voting Agreement and hereby consents to the execution and performance of said Voting Agreement by the undersigned’s spouse. This Spousal Consent is given with respect to any and all interests that the undersigned may have in or with respect to the subject matter of said Voting Agreement, including, without limitation, the undersigned’s community property interest, if any, in any of the ASTC Common Stock (as such term is defined in the Voting Agreement) covered thereby. The undersigned acknowledges that the undersigned has been afforded the opportunity to consult with an attorney with respect to the Voting Agreement and this Spousal Consent, and that the undersigned has either done so and hereby executes this Spousal Consent with the advice of such counsel, or the undersigned knowingly waived such right without any duress or coercion.

Dated
(Signature)

(Printed Name)

ATTACHMENT VI
FORM OF CERTIFICATE OF NON-FOREIGN STATUS
           , 2014
Reference is hereby made to that certain Asset Purchase Agreement, dated as of May 28, 2014, by and between Lockheed Martin Corporation, a Maryland corporation (“Lockheed Martin”) and its wholly owned subsidiary Elroy Acquisition Company, LLC, a Delaware limited liability company (the “Buyer” and, together with Lockheed Martin, the “Buyer Companies”), and Astrotech Corporation, a Washington corporation (the “Company”), the Company’s wholly-owned subsidiary, Astrotech Space Operations, Inc., a Delaware corporation (“ASO”), and ASO’s wholly-owned subsidiary, Astrotech Florida Holdings, Inc., a Florida corporation (together with the Company and ASO, the “Seller Companies”) (the “Asset Purchase Agreement”). Section 1445 of the Internal Revenue Code of 1986, as amended (the “Code”), provides that a transferee, upon any disposition of a “United States real property interest” (as defined in Section 897(c) of the Code) must withhold tax if the transferor is a foreign person. For United States tax purposes (including Section 1445 of the Code), the owner of a disregarded entity (which has legal title to a United States real property interest under local law) will be the transferor of the property and not the disregarded entity.
To inform Buyer that withholding of tax is not required upon the transfer of the assets of the Seller Companies as contemplated by the Asset Purchase Agreement, the undersigned, on behalf of           (the “Transferor”), hereby certifies the following:
1.
  The Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Code and Treasury Regulations).
2.
  The Transferor is not a disregarded entity, as such term is defined in Treasury Regulations Section 1.1445-2(b)(2)(iii).
3.
  The Transferor’s U.S. employer identification number is       -                  .
4.
  The Transferor’s office address is:

The Transferor understands that this certification may be disclosed to the Internal Revenue Service and that any false statement contained herein could be punished by fine, imprisonment or both.
Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Transferor.
[Signature page follows]
VI-1

IN WITNESS WHEREOF, this Certificate of Non-Foreign Status is executed as of the date first written above.
TRANSFEROR

By:
Name:
Title:

[Signature Page to Certificate of Non-Foreign Status]
VI-2

ATTACHMENT VII
FORM OF ESCROW AGREEMENT
This Escrow Agreement (together with the Schedules hereto, this “Escrow Agreement”) is made as of the        day of                , 2014, by and among Elroy Acquisition Company, LLC, a Delaware limited liability company (“Buyer”), Astrotech Corporation, a Washington corporation (“ASTC”) and Citibank, N.A. (the “Escrow Agent”).
WHEREAS, the above-named parties desire that ASTC and Buyer appoint Escrow Agent with the duties and responsibilities and upon the terms and conditions provided in Schedule A attached hereto and made apart hereof;
NOW, THEREFORE, in consideration of the foregoing and of the representations, warranties, covenants and agreements of the parties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
ARTICLE I
RIGHTS AND DUTIES OF ESCROW AGENT
Section 1.01 Rights and Duties of Escrow Agent.   The above-named parties agree that the following provisions shall control with respect to the rights, duties, liabilities, privileges and immunities of the Escrow Agent:
(a) The Escrow Agent shall neither be responsible for or under, nor chargeable with knowledge of, the terms and conditions of any other agreement, instrument or document executed between/among the parties hereto, except as may be specifically provided in Schedule A attached hereto. This Escrow Agreement sets forth all of the obligations of the Escrow Agent, and no additional obligations shall be implied from the terms of this Escrow Agreement or any other agreement, instrument or document.
(b) The Escrow Agent may act in reliance upon any instructions, notice, certification, demand, consent, authorization, receipt, power of attorney or other writing delivered to it by any other party without being required to determine the authenticity or validity thereof or the correctness of any fact stated therein, the propriety or validity of the service thereof, or the jurisdiction of the court issuing any judgment or order. The Escrow Agent may act in reliance upon any signature believed by it to be genuine, and may assume that such person has been properly authorized to do so.
(c) Each of the parties, jointly and severally, agrees to reimburse the Escrow Agent on demand for, and to indemnify and hold the Escrow Agent harmless against and with respect to, any and all loss, liability, damage or expense (including, but without limitation, attorneys’ fees, costs and disbursements) that the Escrow Agent may suffer or incur in connection with this Escrow Agreement and its performance hereunder or in connection herewith, except to the extent such loss, liability, damage or expense arises from its willful misconduct or gross negligence as adjudicated by a court of competent jurisdiction. The Escrow Agent shall have the further right at any time and from time to time to charge, and reimburse itself from, the property held in escrow hereunder.
(d) The Escrow Agent may consult with legal counsel of its selection in the event of any dispute or question as to the meaning or construction of any of the provisions hereof or its duties hereunder, and it shall incur no liability and shall be fully protected in acting in accordance with the opinion and instructions of such counsel. Each of the parties, jointly and severally, agrees to reimburse the Escrow Agent on demand for such legal fees, disbursements and expenses and in addition, the Escrow Agent shall have the right to reimburse itself for such fees, disbursements and expenses from the property held in escrow hereunder.
(e) The Escrow Agent shall be under no duty to give the property held in escrow by it hereunder any greater degree of care than it gives its own similar property.
(f) The Escrow Agent shall invest the property held in escrow in such a manner as directed in Schedule A attached hereto, which may include deposits in Citibank and mutual funds advised, serviced or made available by Citibank or its affiliates even though Citibank or its affiliates may receive
VII-1

a benefit or profit therefrom. The Escrow Agent and any of its affiliates are authorized to act as counterparty, principal, agent, broker or dealer while purchasing or selling investments as specified herein. The Escrow Agent and its affiliates are authorized to receive, directly or indirectly, fees or other profits or benefits for each service, task or function performed, in addition to any fees as specified in Schedule B attached hereto, without any requirement for special accounting related thereto.
The parties to this Escrow Agreement acknowledge that non-deposit investment products are not obligations of, or guaranteed, by Citibank/Citigroup nor any of its affiliates; are not FDIC insured; and are subject to investment risks, including the possible loss of principal amount invested. Only deposits in the United States are subject to FDIC insurance.
(g) The Escrow Agent shall have no obligation to invest or reinvest the property held in escrow if all or a portion of such property is deposited with the Escrow Agent after 11:00 AM Eastern Time on the day of deposit. Instructions to invest or reinvest that are received after 11:00 AM Eastern Time will be treated as if received on the following business day in New York. The Escrow Agent shall have the power to sell or liquidate the foregoing investments whenever the Escrow Agent shall be required to distribute amounts from the escrow property pursuant to the terms of this Escrow Agreement. Requests or instructions received after 11:00 AM Eastern Time by the Escrow Agent to liquidate all or any portion of the escrowed property will be treated as if received on the following business day in New York. The Escrow Agent shall have no responsibility for any investment losses resulting from the investment, reinvestment or liquidation of the escrowed property, as applicable, provided that the Escrow Agent has made such investment, reinvestment or liquidation of the escrowed property in accordance with the terms, and subject to the conditions of this Escrow Agreement.
(h) In the event of any disagreement between/among any of the parties to this Escrow Agreement, or between/among them or either or any of them and any other person, resulting in adverse claims or demands being made in connection with the subject matter of the Escrow, or in the event that the Escrow Agent, in good faith, be in doubt as to what action it should take hereunder, the Escrow Agent may, at its option, refuse to comply with any claims or demands on it, or refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in any such event, the Escrow Agent shall not become liable in any way or to any person for its failure or refusal to act, and the Escrow Agent shall be entitled to continue so to refrain from acting until (i) the rights of all parties shall have been fully and finally adjudicated by a court of competent jurisdiction, or (ii) all differences shall have been adjusted and all doubt resolved by agreement among all of the interested persons, and the Escrow Agent shall have been notified thereof in writing signed by all such persons. The Escrow Agent shall have the option, after 30 calendar days’ notice to the other parties of its intention to do so, to file an action in interpleader requiring the parties to answer and litigate any claims and rights among themselves. The rights of the Escrow Agent under this paragraph are cumulative of all other rights which it may have by law or otherwise.
(i) The Escrow Agent is authorized, for any securities at any time held hereunder, to register such securities in the name of its nominee(s) or the nominees of any securities depository, and such nominee(s) may sign the name of any of the parties hereto to whom or to which such securities belong and guarantee such signature in order to transfer securities or certify ownership thereof to tax or other governmental authorities.
(j) Notice to the parties shall be given as provided in Schedule A attached hereto.
ARTICLE II
INTEREST
Section 2.01 Interest.   The Escrow Agent shall make payments of income earned on the escrowed property as provided in Schedule A attached hereto. Each such payee shall provide to the Escrow Agent an appropriate W-9 form for tax identification number certification or a W-8 form for non-resident alien certification. The Escrow Agent shall be responsible only for income reporting to the Internal Revenue Service with respect to income earned on the escrowed property.
ARTICLE III
RESIGNATION AND TERMINATION
Section 3.01 Resignation and Termination.   The Escrow Agent may, in its sole discretion, resign and terminate its position hereunder at any time following 30 calendar days’ written notice to the parties to the
VII-2

Escrow Agreement herein. On the effective date of such resignation, the Escrow Agent shall deliver this Escrow Agreement together with any and all related instruments or documents to any successor escrow agent agreeable to the parties, subject to this Escrow Agreement herein. Buyer and ASTC may remove the Escrow Agent by furnishing to the Escrow Agent a joint written notice (signed by both Buyer and ASTC) along with payment of all fees and expenses to which the Escrow Agent is entitled through the date of removal. Such resignation or removal, as the case may be, shall be effective upon the appointment of a successor, and the Escrow Agent’s sole responsibility thereafter shall be to safely keep the Escrowed Funds and to deliver the same to a successor escrow agent as shall be appointed by Buyer and ASTC, as evidenced by a joint written notice with the Escrow Agent or in accordance with a court order. If a successor escrow agent has not been appointed prior to the expiration of 30 calendar days following the date of the notice of such resignation, the then acting Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor escrow agent, or other appropriate relief. Any such resulting appointment shall be binding upon all of the parties to this Escrow Agreement.
ARTICLE IV
FEES; INSTRUCTIONS
Section 4.01 Fees.   The Escrow Agent shall receive the fees provided in Schedule B attached hereto. In the event that such fees are not paid to the Escrow Agent within 30 calendar days of presentment to the party responsible for such fees as set forth in said Schedule B, then the Escrow Agent may pay itself such fees from the property held in escrow hereunder. Once fees have been paid, no recapture or rebate will be made by the Escrow Agent.
Section 4.02 Instructions to Escrow Agent.   In the event funds transfer instructions are given (other than in writing at the time of execution of this Escrow Agreement), whether in writing, by telecopier or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call back to the person or persons designated in Schedule A attached hereto, and the Escrow Agent may rely upon the confirmations of anyone purporting to be the person or persons so designated. To assure accuracy of the instructions it receives, the Escrow Agent may record such call backs. If the Escrow Agent is unable to verify the instructions, or is not satisfied with the verification it receives, it will not execute the instruction until all issues have been resolved. The persons and telephone numbers for call backs may be changed only in writing actually received and acknowledged by the Escrow Agent. The parties agree to notify the Escrow Agent of any errors, delays or other problems within 30 calendar days after receiving notification that a transaction has been executed. If it is determined that the transaction was delayed or erroneously executed as a result of the Escrow Agent’s error, the Escrow Agent’s sole obligation is to pay or refund such amounts as may be required by applicable law. In no event shall the Escrow Agent be responsible for any incidental or consequential damages or expenses in connection with the instruction. Any claim for interest payable will be at the Escrow Agent’s published savings account rate in effect in New York, New York.
ARTICLE V
MISCELLANEOUS
Section 5.01 Amendments.   Any modification of this Escrow Agreement or any additional obligations assumed by any party hereto shall be binding only if evidenced by a writing signed by each of the parties hereto.
Section 5.02 Governing Law; Jurisdiction.   This Escrow Agreement shall be governed by the law of the State of New York in all respects. The parties hereto irrevocably and unconditionally submit to the jurisdiction of a federal or state court located in the Borough of Manhattan, City, County and State of New York, in connection with any proceedings commenced regarding this Escrow Agreement, including but not limited to, any interpleader proceeding or proceeding for the appointment of a successor escrow agent the Escrow Agent may commence pursuant to this Escrow Agreement, and all parties irrevocably submit to the jurisdiction of such courts for the determination of all issues in such proceedings, without regard to any principles of conflicts of laws, and irrevocably waive any objection to venue of inconvenient forum.
Section 5.03 Counterparts.   This Escrow Agreement may be executed in one or more counterparts, each of which counterparts shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Escrow Agreement. Facsimile signatures on counterparts of this Escrow Agreement shall be deemed original signatures with all rights accruing thereto.
VII-3

Section 5.04 Force Majeure.   The Escrow Agent shall not incur any liability for not performing any act or fulfilling any obligation hereunder by reason of any occurrence beyond its control (including, but not limited to, any provision of any present or future law or regulation or any act of any governmental authority, any act of God or war or terrorism, or the unavailability of the Federal Reserve Bank wire services or any electronic communication facility).
Section 5.05 Publications.   No printed or other material in any language, including prospectuses, notices, reports, and promotional material which mentions “Citibank” by name or the rights, powers, or duties of the Escrow Agent under this Escrow Agreement shall be issued by any other parties hereto, or on such party’s behalf, without the prior written consent of the Escrow Agent.
[Signature page follows]
VII-4

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date and year first above written.
CITIBANK, N.A., as Escrow Agent

By:
Name:
Title:

ELROY ACQUISITION COMPANY, LLC

By:
Name:
Title:

ASTROTECH CORPORATION

By:
Name:
Title:

[Signature Page to Escrow Agreement]
VII-5

SEC Shareholder Disclosure Rule 14b-2: SEC Rule 14b-2 directs us to contact you to request authorization to provide your name, address and share position with respect to the referenced account to requesting companies whose stock you have voting authority over. Under the Rule, we must make the disclosures for accounts opened after December 28, 1986, if requested, unless you specifically object to disclosure. Hence, failure to respond will be deemed consent to disclosure. Thank you for assisting us in complying with this SEC rule.
☐
  Yes, we are authorized to release your name, address and share positions
☐
  No, we are not authorized to release your name, address and share positions.

(Signature)	(Date)

Reference Account No.:
Citi Private Bank is a business of Citigroup Inc. (“Citigroup”), which provides its clients access to a broad array of products and services available through bank and non-bank affiliates of Citigroup. Not all products and services are provided by all affiliates or available at all locations.

Investment Products: •No Bank Guarantee •Not FDIC Insured •May Lose Value

Citigroup Inc., its affiliates, and its employees are not in the business of providing tax or legal advice to any taxpayer outside of Citigroup Inc. and its affiliates. These materials are not intended or written to be used, and cannot be used or relied upon, by any such taxpayer for the purpose of avoiding tax penalties. Any such taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.
Custody Services are provided by Citibank N.A.
Citi and Citi with Arc Design are registered service marks of Citigroup Inc. or its affiliates.
© 2014 Citigroup Inc. All rights reserved.
Citibank, N.A. Member FDIC
VII-6

SCHEDULE A
This “Schedule A” is the Schedule A referred to in that certain Escrow Agreement dated            , 2014 (the Escrow Agreement, including this schedule and any other schedules and/or exhibits attached hereto, all of the terms and conditions of which are incorporated herein by reference, in each case as amended and/or supplemented from time to time in accordance with the terms hereof, the “Escrow Agreement”) by and among Elroy Acquisition Company, LLC, a Delaware limited liability company (“Buyer”), Astrotech Corporation, a Washington corporation (“ASTC”), and Citibank, N.A. (the “Escrow Agent”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement (as defined below).
WHEREAS, Lockheed Martin, Buyer, ASTC, ASO and AFH are parties to that certain Asset Purchase Agreement dated as of May 28, 2014 (the “Purchase Agreement”).
WHEREAS, upon execution hereof, Buyer will place the Escrow Amount into the Escrow Account (each term as hereinafter defined) pursuant to Section 2.04 of the Purchase Agreement.
WHEREAS, the Buyer and ASTC desire Escrow Agent to act as escrow agent as provided herein, and Escrow Agent is willing to so act.
I.
  Description of Transaction
Article I. The parties hereto hereby appoint Citibank, N.A. as the escrow agent for the Escrowed Funds (as hereinafter defined) and direct Citibank, N.A., as the escrow agent, to open and maintain a separate escrow account (the “Escrow Account”), in each case upon the terms and conditions set forth in this Escrow Agreement. Citibank, N.A. hereby accepts such appointment as the escrow agent for the Escrowed Funds and agrees to open and maintain the Escrow Account and to act as the escrow agent for the Escrowed Funds, in each case upon the terms and conditions set forth in this Escrow Agreement.
Article II. Promptly upon execution of this Escrow Agreement, Buyer shall deposit six million, one hundred thousand dollars ($6,100,000) (the “Escrow Amount”) via wire transfer of immediately available funds to the Escrow Account. The amount of all deposits in the Escrow Account minus any distributions therefrom hereunder are collectively referred to as the “Escrowed Funds”. The Escrow Agent shall have no duty to solicit the delivery of any property into the Escrow Account.
The Escrow Agent is not a party to any other provisions, covenants or agreements as may exist between the other parties hereto and shall not distribute or release the Escrowed Funds except in accordance with the express terms and conditions of this Escrow Agreement.
II.
  Investment Instructions
Unless otherwise instructed in writing by Buyer and ASTC, the Escrow Agent shall invest and reinvest the Escrowed Funds in a “noninterest-bearing transaction account” insured by the Federal Deposit Insurance Corporation to the applicable limits. The Escrowed Funds shall at all times remain available for distribution in accordance with Section III below.
The Escrow Agent is authorized to establish a noninterest-bearing transaction account for the Escrowed Funds and to transfer cash balances between the Escrow Account and its respective noninterest-bearing transaction account as necessary to facilitate transactions as contemplated by this Escrow Agreement. The parties hereto acknowledge that a monthly account statement will be issued for the noninterest-bearing transaction account in addition to the monthly account statement for the Escrow Account.
III.
  Disbursement Instructions
The Escrow Agent shall retain the Escrowed Funds in the Escrow Account and shall not disburse the Escrowed Funds or any portion thereof except as follows:
(A) pursuant to joint written instructions signed by Buyer and ASTC instructing the Escrow Agent to release a portion or portions of the Escrowed Funds to such party or parties in such amount or amounts specified in such joint written instructions;
VII-7

(B) pursuant to a certified copy of a final judgment of a court of competent jurisdiction directing that (i) a Buyer Indemnified Party shall be entitled to any Damages from any Seller Company pursuant to Article XI of the Purchase Agreement or (ii) any Seller Company is entitled to all or a portion of the Escrowed Funds pursuant to the terms of the Purchase Agreement, in each case of (i) and (ii), as to which the time for appeal of the judgment shall have expired and no appeal shall be pending;
(C) within three (3) Business Days after the 18-month anniversary of this Agreement (the period from the date of this Agreement to such 18-month anniversary, the “Claims Period”), the Escrow Agent shall release to ASTC the then-remaining Escrowed Funds minus any amounts in respect of any pending claims pursuant to Section IV below; or
(D) as provided in Section IV below.
IV.
  Claims Against the Escrow Account
(A) Buyer may deliver a certificate signed by Buyer (the “Notice of Claim”) to the Escrow Agent on or before the last day of the Claims Period, with contemporaneous delivery to ASTC. The Notice of Claim shall contain the Claim Notice required by Section 11.03 of the Purchase Agreement.
No delay in providing such Notice of Claim within the Claims Period shall affect any Buyer Indemnified Party’s rights hereunder or under the Purchase Agreement, unless (and then only to the extent that) the Seller Companies are prejudiced thereby.
(B) Following a Final Determination, Buyer and ASTC shall deliver written notice to the Escrow Agent instructing the Escrow Agent to distribute some or all of the Escrow Fund in accordance with the terms of such Final Determination.
V.
  Termination of the Escrow Account
This Escrow Agreement, the duties of the Escrow Agent and the Escrow Account shall automatically terminate upon the payment in full by the Escrow Agent of the Escrowed Funds as directed herein.
VI.
  Notices
Any notice or other communication required or permitted to be delivered to any party under this Escrow Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by registered mail, by courier or express delivery service or by facsimile) to the address or facsimile telephone number set forth beneath the name of such party below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other parties):

If to Buyer:
Name:	Lockheed Martin Corporation
Address:	6801 Rockledge Drive Bethesda, Maryland 20817
Attn:	Senior Vice President, General Counsel and Corporate Secretary
Telephone:	301-897-6697
Facsimile:	301-897-6013
With a copy to:
Name:	Hogan Lovells US LLP
Address:	100 International Drive, Suite 2000 Baltimore, Maryland 21202
Attn:	David A. Gibbons
Telephone:	410-659-2767
Facsimile:	410-659-2701

VII-8

If to ASTC:
Name:	Astrotech Corporation
Address:	401 Congress Avenue, Suite 1650 Austin, Texas 78701
Attn:	Thomas B. Pickens III, Chief Executive Officer
Email:	tpickens@astrotechcorp.com
With a copy to:
Name:	Sheppard Mullin Richter & Hampton LLP
Address:	30 Rockefeller Plaza New York, New York 10112-0015
Attn:	John R. Hempill
Telephone:	212-634-3073
Facsimile:	212-655-1713
If to the Escrow Agent
Name:	Citibank, N.A.
Address:	Citi Private Bank 153 East 53rd Street, 21st Floor
New York, New York 10022
Attn:	William T. Lynch, Director
Telephone:	212-783-7108
Facsimile:	212-783-7131

VII.
  Account Statements and Advices
Unless instructed otherwise in writing by the party in question, the Escrow Agent shall prepare monthly account statements for the Escrow Account and deliver such statements to all parties listed in Section VI above. All such parties shall also receive advices for all transactions in the Escrow Account as any such transactions occur.
VIII.
  Authorized Persons of ASTC and the Buyer
The Escrow Agent shall be authorized to take instructions jointly from each of the individuals listed on the Certificate of Incumbency attached to the Escrow Agreement as Schedule C (or any successors of such individuals who have assumed the positions of the individuals listed in Schedule C) from on behalf of ASTC and Buyer with respect to the Escrowed Funds. The persons listed on Schedule C shall also be the designated callback authorized individuals of ASTC and Buyer, respectively, to be notified by the Escrow Agent, upon the release of all or a portion of the Escrowed Funds from the Escrow Account.
IX.
  Certificate of Incumbency
A Certificate of Incumbency for each of ASTC and Buyer shall be provided to the Escrow Agent upon execution of this Escrow Agreement.
X.
  Fee Information
ASTC and Buyer shall each be responsible for, and agrees to promptly pay the Escrow Agent, upon request from the Escrow Agent, 50% of Escrow Agent’s compensation as set forth on Schedule B to the Escrow Agreement for its services as escrow agent hereunder, and to reimburse the Escrow Agent for all costs and expenses in connection with the performance of its duties and obligations hereunder, including reasonable attorneys’ fees incurred by the Escrow Agent.
XI.
  Tax Information
The party to whom any interest is paid shall be responsible for, and the taxpayer on all taxes due on, the interest or income earned on the Escrowed Funds for the calendar year in which such interest or income is earned. A W-9 for each party signing the Escrow Agreement shall be provided to the Escrow Agent upon execution of this Escrow Agreement.
VII-9

SCHEDULE B
ESCROW AGENT FEE SCHEDULE
Prepared for:
Project Elroy Escrow Account,
Citibank, N.A., Escrow Agent
Acceptance Fee
To cover the acceptance of the Escrow Agency appointment, the study of the Escrow Agreement, and supporting documents submitted in connection with the execution and delivery thereof, and communication with other members of the working group:
WAIVED
Administration Fee
To cover maintenance of the Escrow Account including safekeeping of assets in the escrow account, normal administrative functions of the Escrow Agent, including maintenance of the Escrow Agent’s records, follow-up of the Escrow Agreement’s provisions, and any other safekeeping duties required by the Escrow Agent under the terms of the Escrow Agreement.
WAIVED
Contingent upon the Escrowed Funds being deposited in a noninterest-bearing transaction deposit account insured by the Federal Deposit Insurance Corporation (“FDIC”) up to the applicable limits.
1099 Tax Preparation Fee
To cover preparation of Forms 1099-INT for either escrow parties for each calendar year:
WAIVED
Transaction Fees
To oversee all required disbursements from escrow account, including disbursements to the escrow parties, fees associated with postage and overnight delivery charges incurred by the Escrow Agent as required under the terms and conditions of the Escrow Agreement:
WAIVED
Legal Fees
At Cost, when applicable.
If applicable, legal fees associated with the review of the Escrow Agreement by Escrow Agent’s external counsel will be forwarded to the party responsible for payment of Escrow Agents fees and expenses as established in the Escrow Agreement.
Other Fees
$2,500 per amendment, when necessary
Date Submitted:   May 28, 2014
VII-10

SCHEDULE C
AUTHORIZED PERSONS OF ASTC AND BUYER
ASTC
Thomas B. Pickens III
Chief Executive Officer
(512) 485-9522
Eric Stober
Chief Financial Officer
(512) 485-9521
Buyer
Susan E. Costlow
Director, Corporate Development
301-897-6359
Rena Whitney
Director, Global Treasury Operations
301-897-6340
Ramon Cordero
Director, Cash Management
301-897-6025
VII-11

ATTACHMENT VIII
FORM OF TRADEMARK LICENSE AGREEMENT
This Trademark License Agreement (together with the Exhibit hereto, this “Agreement”) is made as of the        day of                , 2014, by and between Elroy Acquisition Company, LLC, a Delaware limited liability company (“Licensor”) and Astrotech Corporation, a Washington corporation (“Licensee”). Licensor and Licensee are sometimes referred to herein as a “Party” or collectively as the “Parties.”
W I T N E S S E T H:
WHEREAS, together with certain of their respective Affiliates, Licensor and Licensee are parties to an Asset Purchase Agreement dated as of May 28, 2014 (the “Asset Purchase Agreement”), pursuant to which, among other things, Licensee and its subsidiary Astrotech Space Operations, Inc., a Delaware corporation (“ASO”) and ASO’s subsidiary Astrotech Florida Holdings, Inc., a Florida corporation, agreed to transfer, sell, convey, assign and deliver to Licensor all of the assets held, owned or used to conduct the ASO Business, including all right, title and interest in and to the name ASTROTECH and all derivations thereof, and to assign to Licensor certain specified liabilities associated with the ASO Business, and Licensor has agreed to receive such assets and assume such liabilities; and
WHEREAS, pursuant to the terms of the Asset Purchase Agreement, Licensor desires to grant and Licensee desires to accept a license to use the Trademark as set forth on Exhibit A hereto (the “Trademark”) solely in combination with the name “Astrotech Corporation” (the “Tradename”) on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the foregoing and of the representations, warranties, covenants and agreements of the parties contained herein, payment by Licensor of the Purchase Price and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
ARTICLE I
DEFINITIONS
Section 1.01 Definitions.   Capitalized terms used in this Agreement but not defined herein shall have the meanings given to them in the Asset Purchase Agreement.
ARTICLE II
OWNERSHIP OF MARK
Section 2.01 Ownership of Mark.
(a) Licensee agrees and acknowledges that, as between Licensor and Licensee Licensor is the owner of all right, title, and interest throughout the world in and to the name “ASTROTECH” and the registered trademark set forth on Exhibit A to this Agreement (the “Mark”), and that Licensor has the exclusive right to use, register, and license the name “ASTROTECH” and the Mark throughout the world. Licensee acknowledges and agrees that, as between Licensor and Licensee, the registration for Licensor’s Mark listed on Exhibit A is valid and owned by Licensor.
(b) Licensee agrees that, as between Licensor and Licensee, all current and future trademark and service mark registrations for the name “ASTROTECH” and the Mark are to be owned by Licensor worldwide. Licensee agrees that it will take no action to interfere with Licensor’s registration and/or use of the name “ASTROTECH” and the Mark anywhere throughout the world. Except as provided in Section 4.02(b), Licensee agrees that it will not apply to register the name “ASTROTECH” or the Mark as a trademark or service mark in its own name anywhere in the world.
(c) Licensee shall not at any time do any act or thing that could reasonably be expected to result in the material impairment of any rights of Licensor in and to the name “ASTROTECH” or to the Mark, and Licensee specifically agrees never to challenge the validity or Licensor’s ownership of the Mark. It is understood and agreed that Licensee, any Affiliate of Licensee or any other party shall not acquire
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and shall not claim any title to the name “ASTROTECH” or to the Mark by virtue of the Trademark License or through Licensee’s use of the name “ASTROTECH” or the Mark, and Licensee agrees that all use of the Mark by Licensee shall at all times inure to the benefit of Licensor as a licensed use on behalf of Licensor.
Section 2.02 Ownership of Goodwill.   Licensee further agrees that, as between Licensor and Licensee, Licensor is the owner of the goodwill attaching to the Mark and agrees that the name “ASTROTECH” and the Mark shall remain vested in the Licensor both during the term of this Agreement and thereafter.
ARTICLE III
LICENSE
Section 3.01 License.   In accordance with Section 2.01(d) of the Asset Purchase Agreement and subject to Licensee’s compliance with the terms and conditions of this Agreement, Licensor hereby grants to Licensee, and Licensee hereby accepts from Licensor, a perpetual, worldwide, royalty-free, paid-up, personal, non-transferable (except as provided in Section 8.03) and limited exclusive license, without the right to sublicense, to use and display the name “ASTROTECH” and the Mark set forth on Exhibit A to this Agreement only as a part of the Tradename in connection with Licensee’s operations as a parent holding company for its Spacetech Business Unit and any related business units, including in respect of Licensee’s obligations under Applicable Law as a public company whose stock trades on NASDAQ. Licensee shall not in any way use the name “ASTROTECH” separately from the Tradename, including but not limited to as a shortened form for the Tradename, orally or in writing, or as a telephone greeting. The license granted in this Section 3.01 shall be known as the “Trademark License.” Further, Licensee shall not use the Mark except for the purposes set forth herein. Licensee shall not use, display, publish or distribute any materials containing the Mark in any way that could be threatening, obscene, harassing or unlawful, or that in any way could be disparaging to Licensor, its Affiliates, suppliers, customers, related parties or licensors. Licensee agrees that use of the Mark for the purposes set forth herein will be of a nature and quality conforming to standards presently promoted and/or rendered by Licensee in relation to its own trademarks/service marks. For the avoidance of doubt, Licensor retains all right, title and interest in and to the “ASTROTECH” name and the Mark, and may continue to use it in any manner that it desires, except in combination with the Tradename as provided in this Agreement.
Section 3.02 Registration of the Agreement.   Licensee agrees that it shall by itself or through its authorized Representatives and at its sole cost and expense apply to the appropriate authorities to record or register this Agreement in the registers of trade marks, or other appropriate official office, in each country where such registration is required and facilities are available to record the Licensee as a permitted user of the Mark where Licensee intends to do business and use the Mark in such country beyond the date that is 60 days after the Closing Date. Licensor shall cooperate, as reasonably requested by Licensee and at Licensee’s expense, in arranging for such recordings and/or entries, or in varying or canceling the same in the event of amendments to, or termination of, this Agreement for any reason. Upon termination or expiration of this Agreement with respect to Licensee, Licensee shall notify Licensor and any of the authorities where such termination or expiration applies to this Agreement and this Agreement has been recorded of its cessation and require cancellation of any entry in such register.
ARTICLE IV
REGISTRATION OF MARKS
Section 4.01 Registration by Licensor.
(a) In the event that the name “ASTROTECH” is not registered in any country where Licensor wishes to register that name as a trademark, Licensor may, at Licensor’s sole discretion, apply to register such name in such country for services and/or goods in the appropriate International Classes at Licensor’s expense. In the event that Licensor does so, Licensor agrees to take all available steps to obtain such registrations in its own name.
(b) Licensor shall maintain all registrations for the Mark and shall file replacement applications for registration of the Mark in those countries and jurisdictions where both (i) Licensee is conducting business in respect of its Spacetech Business Unit and using the Mark, and (ii) a registration has
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become or will become vulnerable to cancellation based on non-use of the Mark for a certain period as determined by the Applicable Law of that country or jurisdiction. In the event that Licensor would not maintain a particular registration for the Mark or file a particular replacement application in any country but for the requirements of the preceding sentence, Licensee shall reimburse Licensor for all costs and expenses, including but not limited to attorney’s fees and official filing fees, incurred by Licensor to maintain such registration or to file such replacement application. In the event that Licensee ceases to do business in any country or jurisdiction in which Licensee is using the Mark, or wishes to discontinue use of the Mark in a country or jurisdiction, Licensee shall provide to Licensor prompt written notice of such action.
Section 4.02 Cooperation of Licensee.
(a) In the event that the Licensor decides to apply for registration of the name “ASTROTECH” in any country as the first user thereof (through Licensee’s use) pursuant to Section 4.01(a), Licensee, at the expense of Licensor, shall render to Licensor all reasonable assistance towards the obtaining of a registration.
(b) If, at the time when Licensor desires to apply for registration or has so applied, Licensee is deemed in law to be the proprietor of the Marks so as to make it necessary for the application to be made or proceeded with in the name of Licensee, Licensee will at the request and expense of Licensor make or proceed with such application and do all acts and execute all documents necessary for obtaining registration in the name of Licensee and thereupon Licensee shall assign such registration, in the event a registration issues, to Licensor.
Section 4.03 Applicability of Agreement.   On the registration of the Mark in a new country in the name of Licensor pursuant to this ARTICLE IV, Licensee shall be entitled to the like rights under such registration as are granted by this Agreement and, to the extent Licensee elects to use the Mark in such new country, Licensee shall, at the expense of Licensee, do all acts and execute all documents for establishing Licensee as a licensee thereunder and, where applicable under Section 3.02, for the registration of Licensee’s permitted use at the applicable trademark registry.
Section 4.04 Expansion of Licensee’s Business.   In the event Licensee expands its Spacetech Business Unit into a country or jurisdiction where Licensor does not own a registration for the Mark or such registration has or registrations have become vulnerable to cancellation, then Licensor shall, at Licensee’s expense and within 30 days of written notice from Licensee of such expansion, file an application for registration of the Mark in that country or jurisdiction.
ARTICLE V
LIMITATION OF LIABILITY AND INDEMNITY
Section 5.01 LIMITATION OF LIABILITY.   THE MARK IS PROVIDED TO LICENSEE “AS IS.” LICENSOR DISCLAIMS ANY AND ALL WARRANTIES, INCLUDING NON-INFRINGEMENT, WITH RESPECT TO THE MARK. EXCEPT FOR LIABILITY ARISING FROM LICENSOR’S GROSS NEGLIGENCE, WILLFUL MISCONDUCT, OR FRAUD, IN NO EVENT SHALL LICENSOR BE LIABLE FOR ANY MATTER WHATSOEVER RELATING TO THE USE BY LICENSEE OF THE MARK.
Section 5.02 Indemnification by Licensee.
(a) Licensee shall indemnify, defend and hold harmless Licensor and its Representatives and Affiliates from and against any and all costs, liabilities, causes of action (including without limitation products liability actions and tort actions) and expenses, including, without limitation, interest, penalties, attorney and third party fees, and all amounts paid in the investigation, defense and/or settlement of any Proceeding, that relate in any way to (a) the provision or promotion of goods or services by Licensee under the Tradename or the Mark in connection with the provision or promotion of goods or services and/or (b) any liabilities or obligations arising from Licensee’s failure to comply with the terms of this Agreement.
(b) If any claim or action is asserted against Licensor that would entitle Licensor to indemnification pursuant to Section 5.02(a) (a “Trademark Proceeding”), Licensor shall give written notice thereof to Licensee promptly, but in no event later than 15 days after Licensor learns of the
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existence of such Trademark Proceeding. Licensee shall have the right to employ counsel reasonably acceptable to Licensor to defend any such Trademark Proceeding, or to compromise, settle or otherwise dispose of the same, if Licensee deems it advisable to do so, all at the expense of Licensee. Licensee shall not settle, or consent to the entry of any judgment in, any Trademark Proceeding without obtaining an unconditional release of Licensor from all liability with respect to all claims underlying such Trademark Proceeding. Licensor and Licensee will fully cooperate with each other in any such Trademark Proceeding and shall make available to each other any books or records useful for the defense of any such Trademark Proceeding, or any other legal proceeding relating to the Mark where such cooperation is reasonably needed.
ARTICLE VI
INFRINGEMENT CLAIMS
Section 6.01 Notice.   Each Party shall provide the other Party hereto with prompt notice of any alleged, actual or threatened infringement or other improper use of the name “ASTROTECH” of which such Party becomes aware. Upon discovery of such infringement, the Parties agree to confer and decide upon an appropriate course of action.
Section 6.02 Prosecution.   Licensor retains the right, but not the obligation, to take action to institute and prosecute any actions for any infringement or alleged infringement and otherwise to take appropriate action. Any actions taken under this clause of the Agreement shall be at Licensor’s discretion, expense, and under Licensor’s control, except as stated in the following sentence. Licensee agrees to fully cooperate with Licensor in connection therewith at Licensor’s expense. Recovery of damages from any such action shall be solely for the account of Licensor.
ARTICLE VII
TERM AND TERMINATION
Section 7.01 Term.   The term of this Agreement (the “Term”) shall begin on the Closing Date and shall be perpetual unless terminated in accordance with the provisions of this ARTICLE VII.
Section 7.02 Termination for Convenience.   This Agreement may be terminated for convenience by Licensee in its discretion.
Section 7.03 Termination for Breach.   Except as otherwise provided herein, this Agreement may be immediately terminated by Licensor in its sole but reasonable discretion upon any material breach by Licensee of any material provision of this Agreement in the event that any such breach is not cured by Licensee within thirty (30) days of Licensee’s receipt of written notice from Licensor of such breach.
Section 7.04 Immediate Termination.   Licensor may terminate this Agreement immediately upon written notice thereof to the Licensee (a) upon any event of bankruptcy or judicial or administrative declaration of insolvency of Licensee, (b) in the event of any winding up or other termination of the business activities of Licensee undertaken in connection with Licensee’s use of the Mark or (c) upon the cessation of use of the Mark by Licensee in connection with its corporate name.
Section 7.05 Effect of Termination.   Upon any termination of this Agreement with respect to Licensee, the Trademark License will terminate immediately, and Licensee shall immediately (or as soon as reasonably practicable under the circumstances) cease all use of the name “ASTROTECH” and the Marks in any manner whatsoever. Licensee will immediately (or as soon as reasonably practicable under the circumstances) notify all applicable Governmental Authorities of such termination in accordance with Section 3.02. Unless agreed otherwise by the Parties at the time of termination or expiration of this Agreement, Licensee shall destroy all materials that bear the name “ASTROTECH” or return them to Licensor within 30 days. Within 30 days of termination of this Agreement, Licensee shall provide written notice to Licensor certifying that it has fully complied with all of its termination obligations under this Section 7.05. Licensee agrees that in the event of any termination or expiration of this Agreement, it will not thereafter on its own behalf attempt to register or to use any trademark or service mark confusingly similar to the name “ASTROTECH.”
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Section 7.06 Survival.   The provisions in ARTICLE II, Section 3.02, Section 4.02, ARTICLE V, ARTICLE VII, Section 8.01, Section 8.05, Section 8.06, Section 8.07, Section 8.08, Section 8.10, Section 8.11, Section 8.12 and Section 8.13 shall survive the termination or expiration of this Agreement.
ARTICLE VIII
MISCELLANEOUS
Section 8.01 Notices.   All notices, requests and other communications to any Party hereunder shall be in writing (including telecopy or similar writing) and shall be given,

if to Licensor:	Elroy Acquisition Company, LLC 6801 Rockledge Drive Bethesda, Maryland 20817 Attention: Senior Vice President, General Counsel and Corporate Secretary Telecopy: (301) 897-6013
with copies (which shall not constitute notice) to:	Lockheed Martin Corporation 6801 Rockledge Drive Bethesda, Maryland 20817 Attention: Director of Corporate Development Telecopy: (301) 897-6557 and
Hogan Lovells US LLP 100 International Drive, Suite 2000 Baltimore, Maryland 21202 Attention: David A. Gibbons Telecopy: (410) 659-2701
if to Licensee:	c/o Astrotech Corporation 401 Congress Avenue, Suite 1650 Austin, Texas 78701 Attention: Thomas B. Pickens III, Chief Executive Officer Email: tpickens@astrotechcorp.com
with a copy (which shall not constitute notice) to:	Sheppard Mullin Richter & Hampton LLP 30 Rockefeller Plaza New York, New York 10112 Attention: John R. Hempill Email: jhempill@sheppardmullin.com or to such other address or telecopy number and with such other copies, as such Party may hereafter specify for the purpose by notice to the other Parties. Each such notice, request or other communication shall be effective: (a) on the day delivered (or if that day is not a Business Day, or if delivered after 5:00 p.m. Eastern time on a Business Day, on the first following day that is a Business Day) when (i) delivered personally against receipt or (ii) sent by overnight courier; (b) on the day when transmittal confirmation is received if sent by telecopy (or if that day is not a Business Day, or if after 5:00 p.m. Eastern time on a Business Day, on the first following day that is a Business Day); or (c) if given by any other means, upon delivery or refusal of delivery at the address specified in this Section 8.01.
Section 8.02 Amendments; Waivers.
(d) Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by each Party, or in the case of a waiver, by the Party against whom the waiver is to be effective.
(e) No failure or delay by either Party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any
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other or further exercise thereof or the exercise of any other right, power or privilege. Except as otherwise provided herein, no action taken pursuant to this Agreement, including any investigation by or on behalf of any Party, shall be deemed to constitute a waiver by the Party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. Any term, covenant or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but only by a written notice signed by such Party expressly waiving such term or condition. The waiver by any Party of a breach of any provision hereunder shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder.
Section 8.03 Successors and Assigns. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Licensee may not assign, delegate or otherwise transfer, directly or indirectly, in whole or in part, any of its rights or obligations under this Agreement without the prior written consent of Licensor, such consent will not be unreasonably withheld. Notwithstanding the foregoing, no assignment, delegation or other transfer of rights under this Agreement by Licensee shall relieve Licensee of any liability or obligation hereunder. Any attempted assignment, delegation or transfer in violation of this Section 8.03 shall be null and void.
Section 8.04 Construction.   As used in this Agreement, any reference to the masculine, feminine or neuter gender shall include all genders, the plural shall include the singular, and singular shall include the plural. References in this Agreement to a Party or other Person include their respective successors and assigns. The words “include,” “includes” and “including” when used in this Agreement shall be deemed to be followed by the phrase “without limitation” unless such phrase otherwise appears. Unless the context otherwise requires, references in this Agreement to Articles, Sections and the Schedule shall be deemed references to Articles and Sections of and the Schedule to this Agreement. Unless the context otherwise requires, the words “hereof,” “hereby” and “herein” and words of similar meaning when used in this Agreement refer to this Agreement in its entirety and not to any particular Article, Section or provision hereof or the Schedule hereto. Except when used together with the word “either” or otherwise for the purpose of identifying mutually exclusive alternatives, the term “or” has the inclusive meaning represented by the phrase “and/or.” With regard to each and every term and condition of this Agreement, the Parties understand and agree that the same have or has been mutually negotiated, prepared and drafted, and that if at any time the Parties desire or are required to interpret or construe any such term or condition or any agreement or instrument subject thereto, no consideration shall be given to the issue of which Party actually prepared, drafted or requested any term or condition of this Agreement. Any period of time hereunder ending on a day that is not a Business Day shall be extended to the next Business Day.
Section 8.05 Entire Agreement.   This Agreement, together with the other Transaction Documents and any other agreements contemplated hereby or thereby (including the Confidentiality Agreement), constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, both written and oral, between the Parties with respect to the subject matter hereof.
Section 8.06 Conflicts with Asset Purchase Agreement. This Agreement shall be subject in all respects to the Asset Purchase Agreement and shall be construed so as to carry out the intentions of the parties thereto as expressed in the Asset Purchase Agreement. In the event of a conflict between the terms and conditions of this Agreement and the terms and conditions of the Asset Purchase Agreement, the terms and conditions of the Asset Purchase Agreement shall govern. The Parties acknowledge and agree that this Agreement (for the avoidance of doubt) shall be considered a Transaction Document under the Asset Purchase Agreement.
Section 8.07 Governing Law.   This Agreement shall be construed in accordance with and governed by the law of the State of Delaware (without regard to the choice of law provisions thereof).
Section 8.08 Jurisdiction.   Any Proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the Contemplated Transactions shall be brought in the United States District Court for the District of Delaware (or, if subject matter jurisdiction is unavailable, in the state courts of the State of Delaware), and each of the Parties hereby consents to the exclusive jurisdiction of such court (and of the appropriate appellate courts) in any such Proceeding and
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waives any objection to venue laid therein. Process in any such Proceeding may be served on any Party anywhere in the world, whether within or without the State of Delaware. Without limiting the foregoing, Sellers and Buyer agree that service of process upon such Party at the address referred to in Section 8.01, together with written notice of such service to such Party, shall be deemed effective service of process upon such Party. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING (INCLUDING ANY COUNTERCLAIM) ARISING OUT OF OR BASED UPON THIS AGREEMENT.
Section 8.09 Counterparts; Effectiveness.   This Agreement may be signed in any number of counterparts (including by facsimile or PDF), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall not become effective until and unless (a) the Asset Purchase Agreement is executed and delivered by all parties thereto, and (b) each Party has received a counterpart hereof signed by the other Party.
Section 8.10 Severability.   Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. The application of such invalid or unenforceable provision to Persons or circumstances other than those as to which it is held invalid or unenforceable shall be valid and be enforced to the fullest extent permitted by Applicable Law. To the extent any provision of this Agreement is determined to be prohibited or unenforceable in any jurisdiction, Sellers and Buyer agree that this Agreement should be read, insofar as practicable, to implement the purposes and intent of the prohibited or unenforceable provision.
Section 8.11 Captions.   The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.
Section 8.12 Specific Performance.   Each Party acknowledges that money damages would be both incalculable and an insufficient remedy for any breach of this Agreement by such Party and that any such breach would cause the other Party irreparable harm. Accordingly, each Party also agrees that, in the event of any breach or threatened breach of the provisions of this Agreement by such Party, the other Party shall be entitled to equitable relief without the requirement of posting a bond or other security, including in the form of injunctions and orders for specific performance, in addition to all other remedies available to such other parties at law or in equity.
Section 8.13 Third Party Beneficiaries.   Lockheed Martin Corporation is an intended third party beneficiary of this Agreement and shall have all rights to enforce this Agreement as if a party hereto. Except as expressly provided herein, nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any Person other than the Parties, and their successors or permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, or result in such Person being deemed a third party beneficiary of this Agreement.
[Signature page follows]
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IN WITNESS WHEREOF, the Parties caused this Agreement to be duly executed by their respective authorized representatives on the day and year first above written.
ELROY ACQUISITION COMPANY, LLC

By:
Name:
Title:

ASTROTECH CORPORATION

By:
Name:
Title:

[Signature Page to Trademark License Agreement]
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EXHIBIT A
ASTROTECH MARK
The ASTROTECH Mark that is the subject of the Agreement is set forth in the following table. There are no pending or published trademark applications for the ASTROTECH Mark.
Registered Trademark for “ASTROTECH”

Country	United States
Class

IC 035. US 100 101 102. G & S: Coordination with NASA and the Air Force for government-supplied support in connection with the launch of space vehicles, namely, aircraft crew scheduling services.
IC 037. US 100 103 106. G & S: Aircraft repair and maintenance, namely, solid-rocket motor installation.
IC 038. US 100 101 104. G & S: Transmission of information by electronic communications networks, namely, transmission of communications for spacecraft command and control through launch.
IC 039. US 100 105. G & S: Cargo handling, namely, cargo off-load and on-load support; Transportation and storage of goods, namely, storage and transportation of liquid propellants.
IC 040. US 100 103 106. G & S: Satellite launch processing services, namely, hardware processing and encapsulation in the nature of assembly of spacecraft and spacecraft components in clean room facilities for others; Custom manufacturing in the field of space operations, namely, custom manufacturing for the International Space Station and Space Shuttle cargo, namely, modules, handrails, cargo transport bags.
IC 042. US 100 101. G & S: Scientific research, namely, sampling and analysis of propellants and gases; Engineering and design in the field of space operations, namely, space vehicles, computer hardware, and computer software.

Application #	77629482
Filing Date	12/09/2008
Registration #	3756669
Registration Date	03/09/2010
Renew Date	03/09/2016

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ATTACHMENT IX
News Release
LOCKHEED MARTIN TO ACQUIRE ASTROTECH SPACE OPERATIONS BUSINESS
FROM ASTROTECH CORPORATION
Satellite Launch Services Provider Strengthens Space Systems Portfolio
BETHESDA, Md., May 29, 2014 – Lockheed Martin [NYSE: LMT] has entered into a definitive agreement to acquire the assets of the Astrotech Space Operations business of Astrotech Corporation. Astrotech Space Operations is a leader in satellite launch preparation services, from final testing and fueling to encapsulation and day-of launch operations. The terms of the agreement are not material to Lockheed Martin.
Subject to the satisfaction of customary closing conditions, including approval by the Astrotech Corporation shareholders, the transaction is expected to close in the third quarter of 2014. Upon closing, Astrotech Space Operations will be operated as a wholly-owned subsidiary of Lockheed Martin and managed by the corporation’s Space Systems business area.
“Astrotech Space Operations’ expertise in the final stages of launch preparation complements our existing capabilities in satellite design, production and integration,” said Marillyn Hewson, Lockheed Martin Chairman, President and CEO. “This new capability expands our Space Systems services portfolio and enhances the value we offer to current and future Lockheed Martin and Astrotech customers.”
Astrotech Space Operations has been a global satellite processing leader since 1981. With over 300 successful spacecraft missions to date, Astrotech Space Operations provides all support necessary for successful spacecraft processing to prepare for launch on a variety of U.S. and international launch vehicles.
“Joining Lockheed Martin will benefit our customers and our employees,” said Don White, Senior Vice President and General Manager of Astrotech Space Operations. “As a wholly-owned subsidiary, we’ll be able to deliver the same level of expert, affordable launch preparation services our customers have come to expect with the added strength and stability of a company that’s been a leader in the space industry since day one.”
Astrotech Space Operations serves a wide range of government and commercial customers, including both U.S. and international agencies and firms. Headquartered in Titusville, Florida, Astrotech Space Operations’ facilities are located near Cape Canaveral, Florida and at Vandenberg Air Force Base, California, to support launches on both coasts.
Headquartered in Bethesda, Maryland, Lockheed Martin is a global security and aerospace company that employs approximately 113,000 people worldwide and is principally engaged in the research, design, development, manufacture, integration, and sustainment of advanced technology systems, products and services. The Corporation’s net sales for 2013 were $45.4 billion.
# # #
Lockheed Martin Media Contacts:
Jen Allen, 301-897-6308; jennifer.l.allen@lmco.com
Matt Kramer, 303-977-9083; matthew.s.kramer@lmco.com
For additional information, visit our website:
http://www.lockheedmartin.com
Lockheed Martin Forward-Looking Statements:
Statements in this release about future actions and the consequences of these actions are “forward-looking statements” and are based on Lockheed Martin’s current expectations and assumptions. Forward-looking statements in this release include, but are not limited to, the potential for growth as result of the transaction. Forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from future results expressed or implied by the forward-looking statements. Potential risks and uncertainties include, but are not limited to: the failure to obtain shareholder approval of the transaction, the failure to obtain, delays in obtaining or adverse conditions contained in any required regulatory or other approvals, the failure to consummate or a delay in consummating the transaction for other reasons, changes in laws or regulations, changes in general economic conditions, our ability to successfully integrate the business and generate synergies, the ability to attract and retain a skilled workforce in an uncertain funding environment, as well as other risks and uncertainties described from time to time in Lockheed Martin’s Form 10-K (including under the caption “Risk Factors”) and other filings with the Securities and Exchange Commission. All information in this release is as of May 29, 2014. Lockheed Martin disclaims any duty to update forward-looking statements to reflect subsequent events, actual results or changes in expectations. For further information regarding risks and uncertainties associated with Lockheed Martin’s business, please refer to the Corporation’s SEC filings, which may be obtained at the Corporation’s website: http://www.lockheedmartin.com or through the website maintained by the SEC at www.sec.gov.

Astrotech Corporation 401 Congress, Suite 1650 Austin, Texas 512.485.9530 fax: 512.485.9531 www.astrotechcorp.com

FOR IMMEDIATE RELEASE
ASTROTECH CORPORATION TO SELL ASTROTECH SPACE OPERATIONS
BUSINESS TO LOCKHEED MARTIN FOR $61 MILLION
AUSTIN, TX., May 29, 2014 – Astrotech Corporation [NASDAQ: ASTC] today announced a major step in its strategic evolution with the signing of a definitive agreement to sell the assets constituting its Astrotech Space Operations business (ASO) to Lockheed Martin Corporation, including the assets of its wholly owned subsidiary, Astrotech Space Operations, for $61 million.
“We are very excited about what this transaction means for our shareholders,” stated Thomas B. Pickens III, Chairman and Chief Executive Officer of Astrotech Corporation. “This represents the beginning of a new era for Astrotech Corporation as the company concentrates its focus on high growth business opportunities. With the sale of ASO, we will have the needed resources to develop the full potential of the 1st Detect mass spectrometer product line.
Subject to the satisfaction of customary closing conditions, including the approval by the Astrotech Corporation shareholders, the transaction is expected to close in the third quarter of 2014. Upon closing, ASO will be operated as a wholly-owned subsidiary of Lockheed Martin and managed by the corporation’s Space Systems business area.
About Astrotech Corporation
Astrotech is one of the first space commerce companies and remains a strong entrepreneurial force in the aerospace industry. We are leaders in identifying, developing and marketing space technology for commercial use. Our ASO business unit serves our government and commercial satellite and spacecraft customers with pre-launch services on the eastern and western range. 1st Detect Corporation is developing what we believe is a breakthrough miniaturized mass spectrometer, the MMS-1000™, while Astrogenetix, Inc. is a biotechnology company utilizing microgravity as a research platform for drug discovery and development.
This press release contains forward-looking statements that are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, trends, and uncertainties that could cause actual results to be materially different from the forward-looking statement. These factors include, but are not limited to, continued government support and funding for key space programs, product performance and market acceptance of products and services, as well as other risk factors and business considerations described in Astrotech’s Securities and Exchange Commission filings including the annual report on Form 10-K. Any forward-looking statements in this document should be evaluated in light of these important risk factors. Astrotech assumes no obligation to update these forward-looking statements.
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Annex B
VOTING AGREEMENT
This Voting Agreement (together with the Exhibit and Schedules hereto, this “Agreement”) is made as of the 29th day of May, 2014, by and among Lockheed Martin Corporation, a Maryland corporation (“Lockheed Martin”), Lockheed Martin’s wholly-owned subsidiary Elroy Acquisition Company, LLC, a Delaware limited liability company (“Buyer,” and, together with Lockheed Martin, the “Buyer Companies”), and Thomas B. Pickens III (“Stockholder”), a shareholder of Astrotech Corporation, a Washington corporation (“ASTC”).
W I T N E S S E T H:
WHEREAS, the Buyer Companies, on the one hand, and ASTC, its wholly-owned subsidiary Astrotech Space Operations, Inc., a Delaware corporation (“ASO”) and ASO’s wholly-owned subsidiary Astrotech Florida Holdings, Inc., a Florida corporation (together with ASTC and ASO, the “Seller Companies”), on the other hand, have entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) dated as of May 28, 2014, pursuant to which, among other things, Seller Companies have agreed to transfer, sell, convey, assign and deliver to Buyer all of the assets held, owned or used by Seller Companies to conduct the ASO Business and to assign certain liabilities associated with the ASO Business to Buyer, and Buyer has agreed to receive such assets and to assume such liabilities;
WHEREAS, as a condition and an inducement to the Buyer Companies’ willingness to enter into the Asset Purchase Agreement, the Buyer Companies have required that Stockholder agrees to, and Stockholder has agreed to, enter into this Agreement with respect to all common stock, no par value, of ASTC (the “ASTC Common Stock”) that Stockholder owns beneficially (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or of record;
WHEREAS, Stockholder is the beneficial or record owner, and has either sole or shared voting power over, such number of shares of the ASTC Common Stock set forth opposite Stockholder’s name on Schedule A attached hereto; and
WHEREAS, the Buyer Companies desire that each Stockholder agree, and each Stockholder is willing to agree, subject to the limitations herein, not to Transfer (as defined below) any of his ASTC Common Stock, and to vote his ASTC Common Stock in a manner so as to facilitate consummation of the Contemplated Transactions;
NOW, THEREFORE, in consideration of the foregoing and of the representations, warranties, covenants and agreements of the parties contained herein, in order to induce Lockheed Martin and Buyer to consummate the Contemplated Transactions, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
ARTICLE I
DEFINITIONS
Section 1.01   As used in this Agreement, the following terms have the meanings set forth below:
(a) “Acquisition Proposal” means any unsolicited bona fide written offer, proposal, inquiry or indication of interest (other than an offer, proposal, inquiry or indication of interest by Buyer) contemplating or otherwise relating to any Acquisition Transaction.
(b) “Acquisition Transaction” means any transaction or series of transactions involving:
(i) any merger, consolidation, share exchange, business combination tender offer, exchange offer or other similar transaction (A) in which a Person or “group” (as defined in the Exchange Act and the rules promulgated thereunder) of Persons directly or indirectly acquires beneficial or record ownership of the securities of any Seller Company representing more than twenty percent (20%) of the outstanding securities of any class of voting securities of ASTC, or (B) in respect of any other Seller Company, or (C) in which any securities of any Seller Company other than ASTC are issued or sold;

(ii) any sale by ASTC of securities representing more than a twenty percent (20%) interest in the total outstanding voting securities of ASTC or any sale by ASTC or any of its Affiliates of any securities of any other Seller Company; or
(iii) any sale (other than sales of inventory in the ordinary course of business), lease (other than in the ordinary course of business), exchange, transfer (other than sales of inventory in the ordinary course of business), license (other than nonexclusive licenses in the ordinary course of business), acquisition or disposition of any business or businesses or assets of any Seller Company which constitute Transferred Assets.
(c) “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such specified Person. For purposes of determining whether a Person is an Affiliate, the term “control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of securities, contract or otherwise.
(d) “Applicable Law” means, with respect to any Person, any federal, state, county, municipal, local, multinational or foreign statute, treaty, law, common law, ordinance, rule, regulation, order, writ, injunction, judicial decision, decree, permit or other legally binding requirement of any governmental authority (including without the Securities Act of 1933 and the Exchange Act, and all rules and regulations promulgated thereunder) applicable to such Person or any of its respective properties, assets, officers, directors, employees, consultants or agents (in connection with such officer’s, director’s, employee’s, consultant’s or agent’s activities on behalf of such Person).
(e) “ASO Business” means the business and operations of ASTC’s Astrotech Space Operations business unit, which consists of (i) ownership, operation and maintenance of spacecraft processing facilities in Titusville, Florida and Vandenberg Air Force Base, California, (ii) supporting government and commercial customers processing complex communication, earth observation and deep space satellite launches, (iii) designing and building spacecraft processing equipment and facilities and (iv) providing propellant services including designing, building and testing propellant service equipment for fueling spacecraft.
(f) “Board Recommendation” means the recommendation of ASTC’s Board of Directors (the “ASTC Board”) that ASTC’s shareholders vote to adopt the Asset Purchase Agreement at the Special Meeting.
(g) “Business Day” means a day, other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.
(h) “Change in Recommendation” means: (i) withdrawal or modification of the Board Recommendation in a manner adverse to Buyer or adoption of a resolution to withdraw or modify the Board Recommendation in a manner adverse to Buyer; (ii) failure to announce publicly, within ten (10) Business Days after a tender offer or exchange offer relating to securities of ASTC shall have been commenced, that the ASTC Board recommends rejection of such tender or exchange offer; (iii) failure to issue, within ten (10) Business Days after an Acquisition Proposal is publicly announced, a press release announcing its opposition to such Acquisition Proposal; or (iv) entry into any letter of intent, term sheet, agreement in principle, memorandum of understanding or similar document or any contract (other than a confidentiality agreement containing limitations on the use and disclosure of all nonpublic written and oral information furnished by or on behalf of ASTC) contemplating or otherwise relating to any Acquisition Transaction.
(i) “Contemplated Transactions” means the transactions contemplated by the Asset Purchase Agreement and the ancillary agreements thereto.
(j) “Expiration Time” means the earliest to occur of (i) the approval and adoption of the Asset Purchase Agreement at the Special Meeting, (ii) such date and time as the Asset Purchase Agreement shall be terminated in accordance with its terms pursuant to Article XII thereof, (iii) a material amendment to the Asset Purchase Agreement that Stockholder voted against in his capacity as a member of the ASTC Board, and (iv) the termination of this Agreement by mutual written consent of the parties hereto.

(k) “Lien” means any mortgage, lien, claim, pledge, charge, security interest or other encumbrance of any kind.
(l) “Permitted Transfer” means, in each case, with respect to Stockholder, so long as (i) such Transfer is in accordance with Applicable Law and (ii) Stockholder is and at all times has been in compliance with this Agreement, any Transfer of ASTC Common Stock by Stockholder (A) to an Affiliate of Stockholder, (B) to any member of Stockholder’s immediate family, or to a trust for the benefit of Stockholder or any member of Stockholder’s immediate family or (C) to any devisee or heir by operation of law or otherwise, so long as such Affiliate or other permitted transferee (if applicable), in connection with such Transfer, executes a joinder to this Agreement pursuant to which such Affiliate or other permitted transferee (if applicable) becomes a party to this Agreement subject to the restrictions applicable to Stockholder and otherwise becomes a party for all purposes of this Agreement; provided that no such Transfer shall relieve the transferring Stockholder from his obligations under this Agreement.
(m) “Person” means an individual, a corporation, a general partnership, a limited partnership, a limited liability company, a limited liability partnership, a joint venture, an association, a trust or any other entity or organization, including a governmental authority or any department or agency thereof.
(n) “Proceeding” means governmental, judicial or adversarial proceedings (public or private), litigation, suits, arbitration, disputes, demands, claims, actions, causes of action or investigations.
(o) “Representatives” means, with respect to a Person, each of its respective directors, officers, attorneys, accountants, employees, advisors or agents.
(p) “Special Meeting” means the special meeting of ASTC shareholders duly called and convened for the purpose of obtaining the affirmative vote of two-thirds of the outstanding shares of ASTC Common Stock that is required to approve the Asset Purchase Agreement and the transactions contemplated therein under Applicable Law and ASTC’s amended and restated articles of incorporation and bylaws.
(q) “Transfer” means (i) any direct or indirect offer, sale, assignment, encumbrance, pledge, hypothecation, disposition, loan or other transfer (by operation of law or otherwise), either voluntary or involuntary, or entry into any contract, option or other arrangement or understanding with respect to any offer, sale, assignment, encumbrance, pledge, hypothecation, disposition, loan or other transfer (by operation of law or otherwise), of any ASTC Common Stock (or any security convertible or exchangeable into ASTC Common Stock) or interest in any ASTC Common Stock, excluding, for the avoidance of doubt, entry into this Agreement, or (ii) entering into any swap or any other agreement, transaction or series of transactions that hedges or transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of such capital stock or interest in capital stock, whether any such swap, agreement, transaction or series of transactions is to be settled by delivery of securities, in cash or otherwise. For purposes of this Agreement, “capital stock” shall include interests in a limited partnership.
ARTICLE II
AGREEMENT TO RETAIN THE ASTC COMMON STOCK
Section 2.01 Transfer and Encumbrance of the ASTC Common Stock.   Other than a Permitted Transfer, hereafter until the Expiration Time, Stockholder agrees, with respect to any ASTC Common Stock beneficially owned by Stockholder, not to (a) Transfer any such ASTC Common Stock, or (b) deposit any such ASTC Common Stock into a voting trust or enter into a voting agreement or arrangement with respect to such ASTC Common Stock or grant any proxy (except as otherwise provided herein) or power of attorney with respect thereto.
Section 2.02 Additional Purchases or Acquisitions of ASTC Common Stock.   Stockholder agrees that any ASTC Common Stock that Stockholder purchases or otherwise acquires or with respect to which Stockholder otherwise acquires sole or shared voting power after the execution of this Agreement and prior to the Expiration Time (the “New ASTC Common Stock”) shall be subject to the terms and conditions of this Agreement to the same extent as if such stock constituted the ASTC Common Stock.

Section 2.03 Unpermitted Transfers.   Any Transfer or attempted Transfer of any ASTC Common Stock in violation of this ARTICLE II shall, to the fullest extent permitted by Applicable Law, be null and void ab initio.
ARTICLE III
AGREEMENT TO VOTE AND APPROVE; IRREVOCABLE PROXY
Section 3.01 Agreement to Vote and Approve.   Hereafter until the Expiration Time, at every meeting of the shareholders of ASTC called with respect to any of the following matters, including the Special Meeting, and at every adjournment or postponement thereof, Stockholder shall, or shall cause the holder of record on any applicable record date to (including via proxy), vote all of the ASTC Common Stock and any New ASTC Common Stock owned by Stockholder (a) in favor of the Asset Purchase Agreement and the Contemplated Transactions, and (b) against any Acquisition Proposal.
Section 3.02 Irrevocable Proxy.   By execution of this Agreement, Stockholder does hereby appoint and constitute Susan E. Costlow, and any one or more other individuals designated by Buyer, and each of them individually, until the Expiration Time (at which time this proxy shall automatically be revoked), with full power of substitution and resubstitution, as Stockholder’s true and lawful attorneys-in-fact and irrevocable proxies, to the fullest extent of Stockholder’s rights with respect to the ASTC Common Stock beneficially owned by Stockholder (and any New ASTC Common Stock), to vote such ASTC Common Stock (and any New ASTC Common Stock) solely with respect to the matters set forth in Section 3.01; provided, however, that the foregoing shall only be effective if Stockholder fails to be counted as present, to consent or to vote Stockholder’s ASTC Common Stock (or New ASTC Common Stock), as applicable, in accordance with Section 3.01. Stockholder intends this proxy to be irrevocable and coupled with an interest hereafter until the Expiration Time (at which time this proxy shall automatically be revoked) for all purposes and hereby revokes any proxy previously granted by Stockholder with respect to its ASTC Common Stock. Stockholder hereby ratifies and confirms all actions that the proxies appointed hereunder may lawfully do or cause to be done in accordance with this Agreement.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER
Stockholder hereby represents and warrants to the Buyer Companies as follows:
Section 4.01 Due Authority.   Stockholder has the legal capacity and full power and authority to make, enter into and carry out the terms of this Agreement and to grant the irrevocable proxy as set forth in Section 3.02. This Agreement has been duly and validly executed and delivered by Stockholder and constitutes a valid and binding agreement of Stockholder enforceable against him in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies. If Stockholder is married and the ASTC Common Stock set forth on Schedule A hereto applicable to Stockholder constitutes community property under Applicable Law, Stockholder’s spouse has consented to the execution of this Agreement and has agreed to be bound by the terms and conditions hereof by executing a Spousal Consent in the form attached hereto as Exhibit A and incorporated herein by reference.
Section 4.02 Ownership of the ASTC Common Stock.   As of the date hereof, Stockholder (a) is the beneficial or record owner of the ASTC Common Stock indicated on Schedule A hereto opposite Stockholder’s name, free and clear of any and all Liens, other than those created by this Agreement, as disclosed on Schedule A or as would not prevent Stockholder from performing his obligations under this Agreement, and (b) has either sole or shared voting power over all of the ASTC Common Stock owned beneficially or of record by Stockholder. As of the date hereof, Stockholder does not own, beneficially or of record, (y) any capital stock or other securities of ASTC other than the ASTC Common Stock set forth on Schedule A opposite Stockholder’s name or (z) any rights to purchase or acquire any shares of ASTC Common Stock, except as set forth on Schedule A opposite Stockholder’s name.
Section 4.03 No Conflict; Consent.
(a) The execution and delivery of this Agreement by Stockholder do not, and the performance by Stockholder of the obligations under this Agreement and the compliance by Stockholder with any provisions hereof do not and will not: (i) conflict with or violate in any material respect any Applicable

Laws applicable to shareholder or his Common Stock (or any New ASTC Common Stock); or (ii) result in any material breach of or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on, any of the ASTC Common Stock beneficially owned by Stockholder pursuant to any contracts or other instruments or obligations to which Stockholder is a party or by which Stockholder is bound.
(b) Other than any filing required on Schedule 13D or Schedule 13G or under Section 16 of the Exchange Act, no consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority, is required by or with respect to Stockholder in connection with the execution and delivery of this Agreement or the consummation by the Stockholder of the transactions contemplated hereby.
Section 4.04 Absence of Litigation.   Except as set forth on Schedule B, there is no Proceeding pending against, or, to the knowledge of the Stockholder, threatened against or affecting, the Stockholder or any of his Affiliates or properties or assets (including the ASTC Common Stock beneficially owned by the Stockholder) at law or in equity that could reasonably be expected to impair or adversely affect the ability of such Stockholder to perform such Stockholder’s obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.
ARTICLE V
TERMINATION
Section 5.01 Termination.   This Agreement shall terminate and shall have no further force or effect immediately following the Expiration Time.
ARTICLE VI
MISCELLANEOUS
Section 6.01 Notices.   All notices, requests and other communications to any party hereunder shall be in writing (including telecopy or similar writing) and shall be given,
(a)
  if to the Buyer Companies, to:
Lockheed Martin Corporation
6801 Rockledge Drive
Bethesda, Maryland 20817
Attention: Senior Vice President, General Counsel and Corporate Secretary
Telecopy: (301) 897-6013
with copies (which shall not constitute notice) to:
Lockheed Martin Corporation
6801 Rockledge Drive
Bethesda, Maryland 20817
Attention: Director of Corporate Development
Telecopy: (301) 897-6557
and
Hogan Lovells US LLP
100 International Drive, Suite 2000
Baltimore, Maryland 21202
Attention: David A. Gibbons
Telecopy: (410) 659-2701
or to such other address or telecopy number and with such other copies, as the Buyer Companies may hereafter specify for the purpose by notice to the other parties.

(b) if to Stockholder, to Stockholder’s address of record on file with the SEC or such other address as Stockholder may have furnished to the Buyer Companies in writing in accordance herewith, or to such other address or telecopy number and with such other copies, as the Buyer Companies may hereafter specify for the purpose by notice to the other parties; provided that notices of change of address shall be effective upon receipt.
Each such notice, request or other communication shall be effective: (i) on the day delivered (or if that day is not a Business Day, or if delivered after 5:00 p.m. Eastern time on a Business Day, on the first following day that is a Business Day) when (A) delivered personally against receipt or (B) sent by overnight courier; (ii) on the day when transmittal confirmation is received if sent by telecopy (or if that day is not a Business Day, or if after 5:00 p.m. Eastern time on a Business Day, on the first following day that is a Business Day); or (iii) if given by any other means, upon delivery or refusal of delivery at the address specified in this Section 6.01.
Section 6.02 Amendments.   Any provision of this Agreement may be amended prior to the closing of the transactions contemplated by the Asset Purchase Agreement if, and only if, such amendment is in writing and signed by all parties to this Agreement; provided, however, that entry into a joinder to this Agreement in connection with a Permitted Transfer shall not constitute an amendment pursuant to the foregoing.
Section 6.03 Successors and Assigns.   The provisions of this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns; provided that no party may assign, delegate or otherwise transfer, directly or indirectly, in whole or in part, any of its rights or obligations under this Agreement without the prior written consent of the other party except that Buyer may transfer its rights and obligations under this Agreement to another subsidiary of Lockheed Martin.
Section 6.04 Entire Agreement.   This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, both written and oral, among the parties with respect to the subject matter hereof.
Section 6.05 Specific Performance; Injunctive Relief.   Each party hereto acknowledges that money damages would be both incalculable and an insufficient remedy for any breach of this Agreement by such party and that any such breach would cause the other party hereto irreparable harm. Accordingly, each party hereto also agrees that, in the event of any breach or threatened breach of the provisions of this Agreement by such party, the other party hereto shall be entitled to equitable relief without the requirement of posting a bond or other security, including in the form of injunctions and orders for specific performance, in addition to all other remedies available to such other parties at law or in equity.
Section 6.06 Governing Law.   This Agreement shall be construed in accordance with and governed by the law of the State of Delaware (without regard to the choice of law provisions thereof).
Section 6.07 Jurisdiction.   Any Proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the Contemplated Transactions shall be brought in the U.S. District Court for the District of Delaware (or, if subject matter jurisdiction is unavailable, in the state courts of the State of Delaware), and each of the parties hereby consents to the exclusive jurisdiction of such court (and of the appropriate appellate courts) in any such Proceeding and waives any objection to venue laid therein. Process in any such Proceeding may be served on any party anywhere in the world, whether within or without the State of Delaware. Without limiting the foregoing, the Buyer Companies and the Stockholder agree that service of process upon such party at the address referred to in Section 6.01, together with written notice of such service to such party, shall be deemed effective service of process upon such party. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING (INCLUDING ANY COUNTERCLAIM) ARISING OUT OF OR BASED UPON THIS AGREEMENT.
Section 6.08 Counterparts; Effectiveness.   This Agreement may be signed in any number of counterparts (including by facsimile or PDF), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall not become effective until and unless (a) the Asset Purchase Agreement is executed and delivered by all parties thereto, and (b) each party hereto has received a counterpart hereof signed by the other parties hereto.

Section 6.09 Severability.   Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. The application of such invalid or unenforceable provision to Persons or circumstances other than those as to which it is held invalid or unenforceable shall be valid and be enforced to the fullest extent permitted by law. To the extent any provision of this Agreement is determined to be prohibited or unenforceable in any jurisdiction, the Buyer Companies and the Stockholder agree that this Agreements should be read, insofar as practicable, implement the purposes and intent of the prohibited or unenforceable provision.
Section 6.10 Captions.   The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.
Section 6.11 Expenses.   All fees and expenses incurred in connection with this Agreement shall be paid by the party incurring such expenses, whether or not the Contemplated Transactions are consummated.
Section 6.12 Action in Stockholder Capacity Only.   No Person executing this Agreement (or designee or Representative of such Person) who has been, is or becomes during the term of this Agreement a director, trustee, officer or fiduciary of a Seller Company shall be deemed to make any agreement or understanding in this Agreement in such Person’s capacity as a director, trustee, officer or fiduciary of such Seller Company. The parties acknowledge and agree that this Agreement is entered into by Stockholder solely in his, her or its capacity as the beneficial owner or record holder of ASTC Common Stock and nothing in this Agreement shall restrict, limit or affect (or require Stockholder to attempt to restrict, limit or affect) in any respect any actions taken by Stockholder or his designees or Representatives who are a director, trustee, officer or fiduciary of a Seller Company in his, her or its capacity as a director, trustee, officer or fiduciary of such Seller Company. Neither Stockholder nor any of his designees or Representatives shall have any liability under this Agreement as a result of any action or inaction by Stockholder or his designees or Representatives acting in his, her or its capacity as a director, trustee, officer or fiduciary of a Seller Company, it being understood that any action taken (or failure to take action) by Stockholder or its designees or Representatives in such capacity to approve a Change in Recommendation shall have no effect on the obligations of Stockholder under this Agreement as the record holder or beneficial owner of ASTC Common Stock if this Agreement has not been terminated in accordance with its terms. For the avoidance of doubt, nothing in this Section 6.12 shall in any way modify, alter or amend any of the terms of the Asset Purchase Agreement.
Section 6.13 Publication and Disclosure.   Stockholder consents to and authorizes the publication and disclosure by ASTC and Lockheed Martin of Stockholder’s identity and holdings of the ASTC Common Stock, and the nature of Stockholder’s commitments, arrangements and understandings under this Agreement, in any press release or any other disclosure document required in connection with the Asset Purchase Agreement and consummation of the Contemplated Transactions, including any filings required under the Exchange Act. As promptly as practicable, the Stockholder shall notify ASTC or Lockheed Martin, as applicable, of any required corrections with respect to any written information supplied by the Stockholder specifically for use in any such disclosure document, if and to the extent the Stockholder becomes aware that any have become false or misleading in any material respect.
[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date and year first above written.

Buyer Companies:			Stockholder:
LOCKHEED MARTIN CORPORATION			THOMAS B. PICKENS III
By:	/s/ Susan E. Costlow		/s/ Thomas B. Pickens III
	Name:	Susan E. Costlow
	Title:	Director, Corporate Development
ELROY ACQUISITION COMPANY, LLC
By:	/s/ Susan E. Costlow
	Name:	Susan E. Costlow
	Title:	Director, Corporate Development

[Signature Page to Voting Agreement]

SCHEDULE A

Name of Stockholder	ASTC Common Stock	Shares Subject to Options	Total	Percentage of Class
Thomas B. Pickens III	3,733,746	212,500	3,946,246	20.0%

SCHEDULE B
LITIGATION
None.

EXHIBIT A
SPOUSAL CONSENT
The undersigned, the lawful spouse of Thomas B. Pickens III, a party to the foregoing Voting Agreement (the “Voting Agreement”), has read and hereby acknowledges the contents of said Voting Agreement and hereby consents to the execution and performance of said Voting Agreement by the undersigned’s spouse. This Spousal Consent is given with respect to any and all interests that the undersigned may have in or with respect to the subject matter of said Voting Agreement, including, without limitation, the undersigned’s community property interest, if any, in any of the ASTC Common Stock (as such term is defined in the Voting Agreement) covered thereby. The undersigned acknowledges that the undersigned has been afforded the opportunity to consult with an attorney with respect to the Voting Agreement and this Spousal Consent, and that the undersigned has either done so and hereby executes this Spousal Consent with the advice of such counsel, or the undersigned knowingly waived such right without any duress or coercion.

Dated	5/29/14	/s/ Jennifer Pickens
(Signature)
Jennifer Pickens
(Printed Name)

Annex C

May 27, 2014
Board of Directors
Astrotech Corporation
401 Congress Avenue Suite 1650
Austin, TX 78701
Gentlemen and Ms. Manning:
We understand that Astrotech Corporation, a Washington corporation (“ASTC” or the “Company”), its wholly-owned subsidiary Astrotech Space Operations, Inc., a Delaware corporation (“ASO”) and ASO’s wholly-owned subsidiary Astrotech Florida Holdings, Inc., a Florida corporation (“AFH,” and, together with ASTC and ASO, the “Seller Companies”) proposes to sell and transfer to Elroy Acquisition Company, LLC, a Delaware limited liability company, a wholly-owned subsidiary of Lockheed Martin Corporation, a Maryland corporation (“Lockheed Martin”), substantially all of the assets held, owned or used by Seller Companies to conduct the business and operations of ASTC’s ASO business unit, which consists of (i) ownership, operation and maintenance of spacecraft processing facilities in Titusville, Florida and Vandenberg Air Force Base (“VAFB”), California, (ii) supporting government and commercial customers processing complex communication, earth observation and deep space satellite launches, (iii) designing and building spacecraft processing equipment and facilities and (iv) providing propellant services including designing, building and testing propellant service equipment for fueling spacecraft (the “Proposed Transaction”). The terms and conditions of the Proposed Transaction are set forth in more detail in draft dated May 21, 2014 of Asset Purchase Agreement (together with the Exhibits and Attachments hereto and the Disclosure Letter, this “Agreement”) by and between Lockheed Martin (the “Buyer”) and Seller Companies, on the other hand.
You have requested our opinion, as investment bankers, as to the fairness, from a financial point of view, to ASTC of the consideration to be received in the Proposed Transaction.
In conducting our analyses, we have reviewed and analyzed, among other things, the following:
i.
  A draft of the Asset Purchase Agreement dated May 21, 2014;
ii.
  The Annual Reports on Form 10-K filed by ASTC with the U.S. Securities and Exchange Commission (the “SEC”) with respect to its fiscal years ended June 30, 2013, the Quarterly Reports on Form 10-Q filed by ASTC with the SEC with respect to its fiscal quarters ended March 31, 2014, and certain other Exchange Act filings made by ASTC with the SEC;
iii.
  Certain other publicly available business and financial information concerning ASO and the industries in which it operates, which we believe to be relevant to our analyses;
iv.
  With respect to ASO and its subsidiaries, certain information prepared internally by ASTC and other data relating to their respective businesses and prospects, including certain budgets, forecasts and presentations prepared by ASTC, which were provided to us by ASTC’s senior management;
Morgan Joseph TriArtisan llc
600 Fifth Avenue, 14th Floor, New York, NY 10020-2346 · Telephone: +1 212.218.3700 · Facsimile: +1 212.218.3718
www.mjta.com

Board of Directors Astrotech Corporation May 27, 2014 Page 2

v.
  Certain publicly available information concerning certain companies engaged in businesses which we believe to be generally relevant to ASO and the trading markets for certain of such companies' securities; and,
vi.
  The financial terms of certain recent unrelated transactions which we believe to be relevant.
In addition, we discussed with management the 5-meter satellite pre-launch facility at VAFB provided to ASO by the government, the conditions and limitation on usage and historical and projected utilization, as well as the terms of the land lease from the government relating to ASO’s occupancy and operation of its facilities at VAFB. In addition, we have also discussed with certain officers and employees of ASTC and ASO concerning its business, operations, assets, present condition and prospects and undertook such other studies, analyses and investigations as we deemed appropriate.
Further, we have discussed with the senior management of ASTC the strategic rationale for the Proposed Transaction.
In arriving at our opinion, we have, with your permission, assumed and relied upon the accuracy and completeness of the financial and other information used by us and have not attempted independently to verify such information, nor do we assume any responsibility to do so. We have assumed that the Company’s forecasts and projections provided to or reviewed by us have been reasonably prepared based on the best current estimates and judgment of the Company’s management as to the future financial condition and results of operations of the Company. We have made no independent investigation of any legal, accounting or tax matters affecting the Company, and have assumed the correctness of all legal, accounting and tax advice given the Company and its Board of Directors or any committee thereof. We have not conducted a physical inspection of the properties and facilities of the Company, nor have we made or obtained any recent independent evaluation or appraisal of such properties and facilities. We have also taken into account our assessment of general economic, market and financial conditions and our experience in similar transactions, as well as our experience in securities valuation in general. Our opinion necessarily is based upon economic, financial, political, regulatory and other conditions as they exist and can be evaluated on the date hereof and we assume no responsibility to update or revise our opinion based upon events or circumstances occurring after the date hereof.
In connection with this opinion, we were not requested to and did not provide advice concerning the structure, the financial terms or any other aspect of the Proposed Transaction and we did not participate in negotiations with respect to the terms of the Proposed Transaction. Consequently, we have assumed that such terms are the most beneficial terms from the Company’s perspective that could be negotiated under the circumstances among the parties to the Proposed Transaction and no opinion is expressed as to whether any alternative transaction might produce consideration for the Company in an amount in excess of that contemplated in the Proposed Transaction. In connection with this opinion, we have not considered any other transaction in which the Company may be involved (with the Buyer or otherwise) other than the Proposed Transaction and we express no opinion with respect to any such other transaction regardless of whether or not we are aware of the same. We have assumed that the final form of the Agreement and the exhibits and schedules thereto will be substantially similar to the last draft reviewed by us and that such final form will not contain any terms less favorable to the Company than the last draft reviewed by us. We have also assumed that the Proposed Transaction will be consummated in accordance with the terms set forth in the Agreement without any waiver, amendment or delay of any terms or conditions. We have further assumed that in the course of obtaining the necessary regulatory or third party approvals, consents and releases (contractual or otherwise) for the Proposed Transaction, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on the Company or the contemplated benefits of the Proposed Transaction.

Board of Directors Astrotech Corporation May 27, 2014 Page 3

This letter and the opinion expressed herein are for the use of the Board of Directors of the Company. This opinion does not address the Company’s underlying business decision to approve the Proposed Transaction, and it does not constitute a recommendation to the Company, its Board of Directors or any committee thereof, its shareholders, or any other person as to any specific action that should be taken in connection with the Proposed Transaction. This opinion may not be reproduced, summarized, excerpted from or otherwise publicly referred to or disclosed in any manner without our prior written consent except the Company may include this opinion in its entirety in any proxy statement or information statement relating to the transaction sent to the Company’s shareholders; provided that any description or reference to Morgan Joseph TriArtisan LLC or this opinion included in such proxy statement or information statement shall be in form and substance reasonably acceptable to us.
We have acted as financial advisor to the Board of Directors of the Company in connection with the Proposed Transaction and will receive a fee for our services which is not contingent on our opinion or the closing of the transaction. In addition, the Company has agreed to indemnify us for certain liabilities arising out of our engagement. Morgan Joseph TriArtisan LLC, as part of its investment banking business, is regularly engaged in the valuation of businesses in connection with mergers, acquisitions, underwritings, private placements of listed and unlisted securities, financial restructurings and other financial services.
Based upon and subject to the foregoing and such other factors as we deem relevant, it is our opinion as investment bankers that, as of the date hereof, the consideration to be received by ASTC in the Proposed Transaction is fair, from a financial point of view, to ASTC.
Very truly yours,
/s/Morgan Joseph TriArtisan LLC
MORGAN JOSEPH TRIARTISAN LLC

Annex D
Washington Business Corporation Act
Chapter 23B.13
23B.13.010
Definitions.
As used in this chapter:
(1)
  “Corporation” means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.
(2)
  “Dissenter” means a shareholder who is entitled to dissent from corporate action under RCW 23B.13.020 and who exercises that right when and in the manner required by RCW 23B.13.200 through 23B.13.280.
(3)
  “Fair value,” with respect to a dissenter’s shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.
(4)
  “Interest” means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.
(5)
  “Record shareholder” means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.
(6)
  “Beneficial shareholder” means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.
(7)
  “Shareholder” means the record shareholder or the beneficial shareholder.
[1989 c 165 § 140.]
23B.13.020
Right to dissent.
(1)
  A shareholder is entitled to dissent from, and obtain payment of the fair value of the shareholder’s shares in the event of, any of the following corporate actions:
(a) A plan of merger, which has become effective, to which the corporation is a party (i) if shareholder approval was required for the merger by RCW 23B.11.030, 23B.11.080, or the articles of incorporation, and the shareholder was entitled to vote on the merger, or (ii) if the corporation was a subsidiary that has been merged with its parent under RCW 23B.11.040;
(b) A plan of share exchange, which has become effective, to which the corporation is a party as the corporation whose shares have been acquired, if the shareholder was entitled to vote on the plan;
(c) A sale or exchange, which has become effective, of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder was entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale;
(d) An amendment of the articles of incorporation, whether or not the shareholder was entitled to vote on the amendment, if the amendment effects a redemption or cancellation of all of the shareholder’s shares in exchange for cash or other consideration other than shares of the corporation;
(e) Any action described in RCW 23B 25.120;

(f) Any corporate action approved pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares; or
(g) A plan of entity conversion in the case of a conversion of a domestic corporation to a foreign corporation, which has become effective, to which the domestic corporation is a party as the converting entity, if: (i) The shareholder was entitled to vote on the plan; and (ii) the shareholder does not receive shares in the surviving entity that have terms as favorable to the shareholder in all material respects and that represent at least the same percentage interest of the total voting rights of the outstanding shares of the surviving entity as the shares held by the shareholder before the conversion.
(2)
  A shareholder entitled to dissent and obtain payment for the shareholder’s shares under this chapter may not challenge the corporate action creating the shareholder’s entitlement unless the action fails to comply with the procedural requirements imposed by this title, RCW 25.10.831 through 25.10.886, the articles of incorporation, or the bylaws, or is fraudulent with respect to the shareholder or the corporation.
(3)
  The right of a dissenting shareholder to obtain payment of the fair value of the shareholder’s shares shall terminate upon the occurrence of any one of the following events:
(a) The proposed corporate action is abandoned or rescinded;
(b) A court having jurisdiction permanently enjoins or sets aside the corporate action; or
(c) The shareholder’s demand for payment is withdrawn with the written consent of the corporation.
[2013 c 97 § 1.Prior: 2009 c 189 § 41; 2009 c 188 § 1404; 2003 c 35 § 9; 1991 c 269 § 37; 1989 c 165 § 141.]
23B.13.030
Dissent by nominees and beneficial owners.
(1)
  A record shareholder may assert dissenters’ rights as to fewer than all the shares registered in the shareholder’s name only if the shareholder dissents with respect to all shares beneficially owned by any one person and delivers to the corporation a notice of the name and address of each person on whose behalf the shareholder asserts dissenters’ rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the dissenter dissents and the dissenter’s other shares were registered in the names of different shareholders.
(2)
  A beneficial shareholder may assert dissenters’ rights as to shares held on the beneficial shareholder’s behalf only if:
(a) The beneficial shareholder submits to the corporation the record shareholder’s consent to the dissent not later than the time the beneficial shareholder asserts dissenters’ rights, which consent shall be set forth either (i) in a record or (ii) if the corporation has designated an address, location, or system to which the consent may be electronically transmitted and the consent is electronically transmitted to the designated address, location, or system, in an electronically transmitted record; and
(b) The beneficial shareholder does so with respect to all shares of which such shareholder is the beneficial shareholder or over which such shareholder has power to direct the vote.
[2002 c 297 § 35; 1989 c 165 § 142.]
23B.13.200
Notice of dissenters’ rights.
(1)
  If proposed corporate action creating dissenters’ rights under RCW 23B.13.020 is submitted for approval by a vote at a shareholders’ meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters’ rights under this chapter and be accompanied by a copy of this chapter.

(2)
  If corporate action creating dissenters’ rights under RCW 23B.13.020 is submitted for approval without a vote of shareholders in accordance with RCW 23B.07.040, the shareholder consent described in RCW 23B.07.040(1)(b) and the notice described in RCW 23B.07.040(3)(a) must include a statement that shareholders are or may be entitled to assert dissenters’ rights under this chapter and be accompanied by a copy of this chapter.
[2009 c 189 § 42; 2002 c 297 § 36; 1989 c 165 § 143.]
23B.13.210
Notice of intent to demand payment.
(1)
  If proposed corporate action creating dissenters’ rights under RCW 23B.13.020 is submitted to a vote at a shareholders’ meeting, a shareholder who wishes to assert dissenters’ rights must (a) deliver to the corporation before the vote is taken notice of the shareholder’s intent to demand payment for the shareholder’s shares if the proposed corporate action is effected, and (b) not vote such shares in favor of the proposed corporate action.
(2)
  If proposed corporate action creating dissenters’ rights under RCW 23B.13.020 is submitted for approval without a vote of shareholders in accordance with RCW 23B.07.040, a shareholder who wishes to assert dissenters’ rights must not execute the consent or otherwise vote such shares in favor of the proposed corporate action.
(3)
  A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to payment for the shareholder’s shares under this chapter.
[2009 c 189 § 43; 2002 c 297 § 37; 1989 c 165 § 144.]
23B.13.220
Dissenters’ rights — Notice.
(1)
  If proposed corporate action creating dissenters’ rights under RCW 23B.13.020 is approved at a shareholders’ meeting, the corporation shall within ten days after the effective date of the corporate action deliver to all shareholders who satisfied the requirements of RCW 23B.13.210(1) a notice in compliance with subsection (5) of this section.
(2)
  If proposed corporate action creating dissenters’ rights under RCW 23B.13.020 is approved without a vote of shareholders in accordance with RCW 23B.07.040, the notice delivered pursuant to RCW 23B.07.040(3)(b) to shareholders who satisfied the requirements of RCW 23B.13.210(2) shall comply with subsection (5) of this section.
(3)
  In the case of proposed corporate action creating dissenters’ rights under RCW 23B.13.020(1)(a)(ii), the corporation shall within ten days after the effective date of the corporation action deliver to all shareholders of the subsidiary other than the parent a notice in compliance with subsection (5) of this section.
(4)
  In the case of proposed corporate action creating dissenters’ rights under RCW 23B.13.020(1)(d) that, pursuant to RCW 23B.10.020(4)(b), is not required to be approved by the shareholders of the corporation, the corporation shall within ten days after the effective date of the corporate action deliver to all shareholders entitled to dissent under RCW 23B.13.020 (1)(d) a notice in compliance with subsection (5) of this section.
(5)
  Any notice under subsection (1), (2), (3), or (4) of this section must:
(a) State where the payment demand must be sent and where and when certificates for certificated shares must be deposited;
(b) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(c) Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters’ rights certify whether or not the person acquired beneficial ownership of the shares before that date;
(d) Set a date by which the corporation must receive the payment demand, which date may not be fewer than thirty nor more than sixty days after the date the notice in subsection (1), (2), (3), or (4) of this section is delivered; and
(e) Be accompanied by a copy of this chapter.
[2013 c 97 § 2; 2009 c 189 § 44; 2002 c 297 § 38; 1989 c 165 § 145.]
23B.13.230
Duty to demand payment.
(1)
  A shareholder sent a notice described in RCW 23B.13.220 must demand payment, certify whether the shareholder acquired beneficial ownership of the shares before the date required to be set forth in the notice pursuant to *RCW 23B.13.220(2)(c), and deposit the shareholder’s certificates, all in accordance with the terms of the notice.
(2)
  The shareholder who demands payment and deposits the shareholder’s share certificates under subsection (1) of this section retains all other rights of a shareholder until the proposed corporate action is effected.
(3)
  A shareholder who does not demand payment or deposit the shareholder’s share certificates where required, each by the date set in the notice, is not entitled to payment for the shareholder’s shares under this chapter.
[2013 c 97 § 2; 2002 c 297 § 39; 1989 c 165 § 146.]
23B.13.240
Share restrictions.
(1)
  The corporation may restrict the transfer of uncertificated shares from the date the demand for payment under RCW 23B.13.230 is received until the proposed corporate action is effected or the restriction is released under RCW 23B.13.260.
(2)
  The person for whom dissenters’ rights are asserted as to uncertificated shares retains all other rights of a shareholder until the effective date of the proposed corporate action.
[2009 c 189 § 45; 1989 c 165 § 147.]
23B.13.250
Payment.
(1)
  Except as provided in RCW 23B.13.270, within thirty days of the later of the effective date of the proposed corporate action, or the date the payment demand is received, the corporation shall pay each dissenter who complied with RCW 23B.13.230 the amount the corporation estimates to be the fair value of the shareholder’s shares, plus accrued interest.
(2)
  The payment must be accompanied by:
(a) The corporation’s balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, a statement of changes in shareholders’ equity for that year, and the latest available interim financial statements, if any;
(b) An explanation of how the corporation estimated the fair value of the shares;
(c) An explanation of how the interest was calculated;

(d) A statement of the dissenter’s right to demand payment under RCW 23B.13.280; and
(e) A copy of this chapter.
[1989 c 165 § 148.]
23B.13.260
Failure to take corporate action.
(1)
  If the corporation does not effect the proposed corporate action within sixty days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release any transfer restrictions imposed on uncertificated shares.
(2)
  If after returning deposited certificates and releasing transfer restrictions, the corporation wishes to effect the proposed corporate action, it must send a new dissenters’ notice under RCW 23B.13.220 and repeat the payment demand procedure.
[2009 c 189 § 46; 1989 c 165 § 149.]
23B.13.270
After-acquired shares.
(1)
  A corporation may elect to withhold payment required by RCW 23B.13.250 from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenters’ notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.
(2)
  To the extent the corporation elects to withhold payment under subsection (1) of this section, after the effective date of the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of the dissenter’s demand. The corporation shall send with its offer an explanation of how it estimated the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter’s right to demand payment under RCW 23B.13.280.
[2009 c 189 § 47; 1989 c 165 § 150.]
23B.13.280
Procedure if shareholder dissatisfied with payment or offer.
(1)
  A dissenter may deliver a notice to the corporation informing the corporation of the dissenter’s own estimate of the fair value of the dissenter’s shares and amount of interest due, and demand payment of the dissenter’s estimate, less any payment under RCW 23B.13.250, or reject the corporation’s offer under RCW 23B.13.270 and demand payment of the dissenter’s estimate of the fair value of the dissenter’s shares and interest due, if:
(a) The dissenter believes that the amount paid under RCW 23B.13.250 or offered under RCW 23B.13.270 is less than the fair value of the dissenter’s shares or that the interest due is incorrectly calculated;
(b) The corporation fails to make payment under RCW 23B.13.250 within sixty days after the date set for demanding payment; or
(c) The corporation does not effect the proposed corporate action and does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty days after the date set for demanding payment.

(2)
  A dissenter waives the right to demand payment under this section unless the dissenter notifies the corporation of the dissenter’s demand under subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter’s shares.
[2009 c 189 § 48; 2002 c 297 § 40; 1989 c 165 § 151.]
23B.13.300
Court action.
(1)
  If a demand for payment under RCW 23B.13.280 remains unsettled, the corporation shall commence a proceeding within sixty days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.
(2)
  The corporation shall commence the proceeding in the superior court of the county where a corporation’s principal office, or, if none in this state, its registered office, is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.
(3)
  The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled, parties to the proceeding as in an action against their shares and all parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.
(4)
  The corporation may join as a party to the proceeding any shareholder who claims to be a dissenter but who has not, in the opinion of the corporation, complied with the provisions of this chapter. If the court determines that such shareholder has not complied with the provisions of this chapter, the shareholder shall be dismissed as a party.
(5)
  The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
(6)
  Each dissenter made a party to the proceeding is entitled to judgment (a) for the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by the corporation, or (b) for the fair value, plus accrued interest, of the dissenter’s after-acquired shares for which the corporation elected to withhold payment under RCW 23B.13.270.
[1989 c 165 § 152.]
23B.13.310
Court costs and counsel fees.
(1)
  The court in a proceeding commenced under RCW 23B.13.300 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess the costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under RCW 23B.13.280.
(2)
  The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:
(a) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of RCW 23B.13.200 through 23B.13.280; or

(b) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by chapter 23B.13 RCW.
(3)
  If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.
[1989 c 165 § 153.]

Special Meeting of the Shareholders of Astrotech Corporationto be held on Wednesday, August 20, 2014 at 9:00 A.M. (Central time)for Holders of Common Stock as of July 3, 2014This proxy is being solicited on behalf of the Board of Directors of Astrotech CorporationThe undersigned hereby acknowledges receipt of a copy of the Notice of Special Meeting ofshareholders and the accompanying proxy statement and hereby appoints Thomas B. Pickens lll andEric Stober, and each of them, as the true and lawful proxies and attorneys-in-fact of theundersigned, with full power of substitution and revocation, and authorizes them to vote all theshares of common stock of Astrotech Corporation which the undersigned is entitled to vote at saidmeeting and any postponement or adjournment thereof upon the matters specified and upon suchother matters as may be properly brought before the meeting, or any postponement or adjournmentthereof, as permitted under the Asset Purchase Agreement conferring authority upon each such trueand lawful proxy and attorney-in-fact to vote in his discretion on such other matters as may properlycome before the meeting and revoking any proxy heretofore given.THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONIS GIVEN, SHARES WILL BE VOTED FOR THE ASSET SALE PROPOSAL IN PROPOSAL 1, AND FORTHE GOLDEN PARACHUTE PROPOSAL IN PROPOSAL 2 IN ACCORDANCE WITH THERECOMMENDATIONS OF THE BOARD OF DIRECTORS. YOU MAY REVOKE THIS PROXY AT ANYTIME BEFORE THE VOTE AT THE SPECIAL MEETING.(Continued and to be signed on the reverse side)PROXY5TO VOTE BY MAIL, PLEASE DETACH HERE5SPECIAL MEETING OF SHAREHOLDERS OF ASTROTECH CORPORATIONDate: August 20, 2014Time: 9:00 A.M. (Central Time)Place: 401 Congress Avenue, Suite 1650, Austin, TX 78701NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:THE NOTICE OF MEETING, PROXY STATEMENT AND PROXY CARDARE AVAILABLE AT: WWW.ASTROTECH.COM/INVESTORS/PROXY-STATEMENTS

The Board of Directors recommends a vote FOR proposals 1 and 2.1. To approve the sale (the “Asset Sale”) by Astrotech Corporation of substantially all of the property and assetsrelated to or used in the Astrotech Space Operations business unit pursuant to the Asset PurchaseAgreement by and between Lockheed Martin Corporation, Elroy Acquisition Company, LLC, AstrotechCorporation, Astrotech Space Operations, Inc. and Astrotech Florida Holdings, Inc., dated May 28, 2014 (the“Asset Sale Proposal”).2. To approve, by non-binding advisory vote, certain compensation arrangements for Astrotech’s namedexecutive officers in connection with the Asset Sale (the Golden Parachute Proposal”).In their discretion, the proxies and attorneys-in-fact are authorized to consider and act upon any other matters which may properly come beforethe meeting, or any postponement or adjournment thereof, as permitted under the Asset Purchase Agreement.To attend the meeting and vote your shares in person, please mark this box.Authorized Signatures - This section must be completed for your vote to be counted.Date: ,2014Please Sign HerePlease Sign HerePlease sign exactly as your name(s) appears on your stock certificate. Ifheld in joint tenancy, all persons should sign. Trustees, administrators,etc., should include title and authority. Corporations should provide fullname of corporation and title of authorized officer signing the proxy.PLEASE SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.5TO VOTE BY MAIL, PLEASE DETACH HERE5FOR AGAINST ABSTAINPLEASE MARKVOTES AS INTHIS EXAMPLE XFOR AGAINST ABSTAINVOTE BY INTERNET OR TELEPHONE( QUICK ? ? ? EASY ? ? ? IMMEDIATE :Vote by internet or telephone 24 hours a day, 7 days a week, up until 11:59 p.m. (Eastern time) on August 19, 2014. Your internet ortelephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned yourproxy card by mail.VOTE BY INTERNET: The web address is www.proxyvoting.com/ASTC. You will be asked to enter a CONTROL NUMBERwhich is located in the lower right hand corner of this form.VOTE BY PHONE: You will be asked to enter a CONTROL NUMBER which islocated in the lower right hand corner of this form.THANK YOU FOR VOTING.OPTION A: You are encouraged to review each proposal and select a voting choice before you submit your proxy.Please press 0 in order to vote on each proposal separately.OPTION B: If you prefer not to select a voting choice with respect to each proposal you may press 1 to submit aproxy. If you select this option, your shares will be voted in accordance with the recommendationsmade by the Board of Directors.Call ? ? Toll Free ? ? On a Touch-Tone Telephone1-888-457-2959There is NO CHARGE to you for this callCONTROL NUMBERfor Telephone/Internet Voting